As filed on August 20, 2009

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ☒

Pre-Effective Amendment No. 1 ☒

Post-Effective Amendment No.  ☐

(Check appropriate box or boxes)

Advanced Series Trust

(Exact Name of Registrant as Specified in Charter)

(203) 926-1888

(Area Code and Telephone Number)

Gateway Center Three

100 Mulberry Street

Newark, NJ 07102

Address of Principal Executive Offices:
(Number, Street, City, State, Zip Code)

Deborah A. Docs, Esq.

Secretary, Advanced Series Trust

Gateway Center Three

100 Mulberry Street

Newark, NJ 07102

Name and Address of Agent for Service:
(Number and Street) (City) (State) (Zip Code)

Copies to:

Christopher E. Palmer, Esq.

Goodwin Procter LLP

901 New York Avenue, NW

Washington, D.C. 20001

Approximate Date of Proposed Public Offering: As soon as

practicable after this Registration Statement becomes effective under the Securities Act of 1933, as amended.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

Title of the securities being registered: Shares of the AST Aggressive Asset Allocation Portfolio, AST Balanced Asset Allocation Portfolio, AST Preservation Asset Allocation Portfolio of Advanced Series Trust.

No filing fee is due because Registrant is relying on Section 24(f) of the Investment Company Act of 1940, as amended.

The Prudential Series Fund
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102
Telephone 888-778-2888

August 19, 2009

Dear Contract Owner,

As a contract owner who beneficially owns shares of any one or more of the following Portfolios of The Prudential Series Fund (the "Fund"):

•  SP Aggressive Growth Asset Allocation Portfolio

•  SP Balanced Asset Allocation Portfolio

•  SP Conservative Asset Allocation Portfolio

•  Diversified Conservative Growth Portfolio;

you are cordially invited to Special Meetings of Shareholders (each, a "Meeting" and collectively, the "Meetings") of the Portfolios listed above (each, a "Portfolio" and collectively, the "Portfolios") to be held at the offices of the Fund, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-8065, on October 22, 2009, at the times indicated below:

Portfolio	Meeting Time
SP Aggressive Growth Asset Allocation Portfolio	10:00 a.m. Eastern time

SP Balanced Asset Allocation Portfolio	10:30 a.m. Eastern time

SP Conservative Asset Allocation Portfolio	11:00 a.m. Eastern time

Diversified Conservative Growth Portfolio	11:30 a.m. Eastern time

The Meetings are very important to the future of the Portfolios. At each Meeting, the shareholders of the relevant Portfolio will be separately asked to approve or disapprove, as more fully described in the attached Prospectus/Proxy Statement, an Agreement and Plan of Reorganization (the "Plan") whereby the assets of the Portfolio would be acquired by the corresponding portfolio (each, an "AST Portfolio" and collectively, the "AST Portfolios") of the Advanced Series Trust (the "Trust") as indicated below in exchange for the Trust's issuance of shares of beneficial interest in the AST Portfolio to the Portfolio and its shareholders:

Portfolio (Target Fund)	AST Portfolio (Acquiring Fund)
SP Aggressive Growth Asset Allocation Portfolio	AST Aggressive Asset Allocation Portfolio

SP Balanced Asset Allocation Portfolio	AST Balanced Asset Allocation Portfolio

SP Conservative Asset Allocation Portfolio	AST Preservation Asset Allocation Portfolio

Diversified Conservative Growth Portfolio	AST Preservation Asset Allocation Portfolio

If the proposal with respect to any Portfolio is approved and the corresponding reorganization completed, the value of the shares of the AST Portfolio that you beneficially own immediately after the completion of the Reorganization will be equal to the value of your investment in the corresponding Portfolio immediately prior to the reorganization. You will no longer beneficially own shares of the specified Portfolio after the reorganization, and that Portfolio no longer will exist.

Shareholder approval of any one reorganization transaction is not contingent upon, and will not affect in any way, shareholder approval of any other reorganization transaction. In addition, the consummation of any one reorganization transaction is not contingent upon, and will not affect in any way, the consummation of any other reorganization transaction. Shareholders should consider each proposal independently of the other proposals.

Because of the federal tax-deferred treatment applicable to the relevant variable annuity contracts and variable life insurance policies, the reorganizations are not expected to result in taxable gain or loss for U.S. federal income tax purposes for contract owners that beneficially own shares of the Portfolios.

Your vote is important no matter how large or small your investment. We urge you to read the attached Prospectus/Proxy Statement thoroughly and to indicate your voting instructions on each enclosed voting instruction card, date and sign it, and return it promptly in the envelope provided. Alternatively, you may vote by telephone by calling toll-free 1-888-221-0697. Your voting instructions must be received by the Fund prior to October 22, 2009. The shares that you beneficially own will be voted in accordance with the most current instructions received by the Fund prior to the Meeting. All shares of the Portfolios, including Portfolio shares owned by a participating insurance company in its general account or otherwise for which instructions are not received from contract owners will be voted by the participating insurance companies in the same proportion as the votes actually cast by contract owners on the issues presented. By voting now, you can help avoid additional costs that would be incurred with follow-up letters and calls.

Any questions or concerns you may have regarding the special meeting or the voting instruction card(s) should be directed to your financial representative.

Sincerely,

Stephen Pelletier
President
The Prudential Series Fund

SP AGGRESSIVE GROWTH ASSET ALLOCATION PORTFOLIO
SP BALANCED ASSET ALLOCATION PORTFOLIO
SP CONSERVATIVE ASSET ALLOCATION PORTFOLIO
DIVERSIFIED CONSERVATIVE GROWTH PORTFOLIO,
EACH A SERIES OF THE PRUDENTIAL SERIES FUND

Gateway Center Three
100 Mulberry Street
Newark, New Jersey 07102-8065

NOTICE OF SPECIAL MEETINGS OF SHAREHOLDERS

TO BE HELD ON OCTOBER 22, 2009

To the Shareholders of the SP Aggressive Growth Asset Allocation Portfolio, the SP Balanced Asset Allocation Portfolio, the SP Conservative Asset Allocation Portfolio, and the Diversified Conservative Growth Portfolio, each a series of The Prudential Series Fund:

NOTICE IS HEREBY GIVEN that Special Meetings of Shareholders (each, a "Meeting" and collectively, the "Meetings") of the Portfolios listed below (each, a "Portfolio" and collectively, the "Portfolios"), each a series of The Prudential Series Fund (the "Fund"), will be held at the offices of the Fund, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-8065, on October 22, 2009, at the times indicated below:

Legal Name	Referred to Herein As	Meeting Time
SP Aggressive Growth Asset Allocation Portfolio	SP Aggressive Portfolio	10:00 a.m. Eastern time

SP Balanced Asset Allocation Portfolio	SP Balanced Portfolio	10:30 a.m. Eastern time

SP Conservative Asset Allocation Portfolio	SP Conservative Portfolio	11:00 a.m. Eastern time

Diversified Conservative Growth Portfolio	Conservative Growth Portfolio	11:30 a.m. Eastern time

The purposes of the Special Meeting for each Portfolio are as follows:

I. To approve the Agreement and Plan of Reorganization (the "Plan"), by and between the Fund, on behalf of the Portfolio to which the Meeting pertains, and the Advanced Series Trust (the "Trust"), on behalf of each portfolio of the Trust listed below (each, an "AST Portfolio" and collectively, the "AST Portfolios"). As described in more detail below, the Plan provides for the transfer of all of a Portfolio's assets to the corresponding AST Portfolio in exchange for the AST Portfolio's assumption of all of the Portfolio's liabilities and the AST Portfolio's issuance to the Portfolio of shares of beneficial interest in that AST Portfolio (the "AST Portfolio Shares"). The AST Portfolio Shares received by a Portfolio will have an aggregate net asset value that is equal to the aggregate net asset value of the Portfolio shares that are outstanding immediately prior to such reorganization transaction. The Plan also provides for the distribution by the Portfolio, on a pro rata basis, of such AST Portfolio Shares to the Portfolio's shareholders in complete liquidation of such Portfolio. A vote in favor of the Plan by the shareholders of a Portfolio will constitute a vote in favor of the liquidation of the applicable Portfolio and the termination of such Portfolio as a separate series of the Fund.

Portfolio (Target Fund)	AST Portfolio (Acquiring Fund)
SP Aggressive Growth Asset Allocation Portfolio	AST Aggressive Asset Allocation Portfolio

SP Balanced Asset Allocation Portfolio	AST Balanced Asset Allocation Portfolio

SP Conservative Asset Allocation Portfolio	AST Preservation Asset Allocation Portfolio

Diversified Conservative Growth Portfolio	AST Preservation Asset Allocation Portfolio

II. To transact such other business as may properly come before the Meeting or any adjournment thereof.

A copy of the form of Plan is attached as Exhibit A to the Prospectus/Proxy Statement.

Each collective (a) acquisition of assets of a Portfolio by the corresponding AST Portfolio, (b) assumption of liabilities of the Portfolio by the corresponding AST Portfolio, and (c) issuance of the AST Portfolio Shares by the Trust to the Portfolio and its shareholders is individually referred to herein as a "Reorganization," and these transactions are collectively referred to herein as the "Reorganizations." Under the Plan, shareholder approval of any one Reorganization is not contingent upon, and will not affect in any way, shareholder approval of any other Reorganization. In addition, the consummation of any one Reorganization is not contingent upon, and will not affect in any way, the consummation of any other Reorganization. Shareholders should consider each proposal independently of the other proposals. If the shareholders of a Portfolio approve the Plan and the relevant Reorganization is consummated, they will become shareholders of the corresponding AST Portfolio.

The matters referred to above are discussed in detail in the Prospectus/Proxy Statement attached to this Notice. The Board of Trustees of the Fund has fixed the close of business on July 10, 2009, as the record date for determining shareholders entitled to notice of, and to vote at, the Meetings, and only holders of record of shares at the close of business on that date are entitled to notice of, and to vote at, the Meetings. Each share of each Portfolio is entitled to one vote on the relevant proposal.

You are cordially invited to attend the relevant Meeting(s). If you do not expect to attend a Meeting, you are requested to complete, date and sign the enclosed voting instruction card relating to that Meeting and return it promptly in the envelope provided for that purpose. Alternatively, you may vote by telephone as described in the Prospectus/Proxy Statement. The enclosed voting instruction card is being solicited on behalf of the Board of Trustees of the Fund.

YOUR VOTE IS IMPORTANT, NO MATTER HOW LARGE OR SMALL YOUR INVESTMENT MAY BE. IN ORDER TO AVOID THE UNNECESSARY EXPENSE OF FURTHER SOLICITATION, WE URGE YOU TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED VOTING INSTRUCTION CARD, DATE AND SIGN IT, AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED. ALTERNATIVELY, YOU MAY VOTE BY TELEPHONE BY CALLING 1-888-221-0697 AND FOLLOWING THE INSTRUCTIONS. YOU MAY REVOKE YOUR VOTING INSTRUCTIONS AT ANY TIME PRIOR TO THE MEETING. THEREFORE, BY APPEARING AT A MEETING, AND REQUESTING REVOCATION PRIOR TO THE VOTING, YOU MAY REVOKE THE VOTING INSTRUCTION CARD AND YOU CAN THEN VOTE IN PERSON.

By order of the Board of Trustees

Deborah A. Docs
Secretary
The Prudential Series Fund

August 19, 2009

PROXY STATEMENT
for
SP AGGRESSIVE GROWTH ASSET ALLOCATION PORTFOLIO
SP BALANCED ASSET ALLOCATION PORTFOLIO
SP CONSERVATIVE ASSET ALLOCATION PORTFOLIO
DIVERSIFIED CONSERVATIVE GROWTH PORTFOLIO,
EACH A SERIES OF THE PRUDENTIAL SERIES FUND
and
PROSPECTUS
for
AST AGGRESSIVE ASSET ALLOCATION PORTFOLIO
AST BALANCED ASSET ALLOCATION PORTFOLIO
AST PRESERVATION ASSET ALLOCATION PORTFOLIO
EACH A SERIES OF ADVANCED SERIES TRUST

Gateway Center Three
100 Mulberry Street
Newark, New Jersey 07102-4077

Dated August 19, 2009

Reorganization of the SP Aggressive Growth Asset Allocation Portfolio
into the AST Aggressive Asset Allocation Portfolio

Reorganization of the
SP Balanced Asset Allocation Portfolio
into the AST Balanced Asset Allocation Portfolio

Reorganization of the SP Conservative Asset Allocation Portfolio
into the AST Preservation Asset Allocation Portfolio

Reorganization of the Diversified Conservative Growth Portfolio
into the AST Preservation Asset Allocation Portfolio

This Prospectus/Proxy Statement is furnished in connection with the Special Meetings (each, a "Meeting" and collectively, the "Meetings") of Shareholders of the SP Aggressive Growth Asset Allocation Portfolio, the SP Balanced Asset Allocation Portfolio, the SP Conservative Asset Allocation Portfolio, and the Diversified Conservative Growth Portfolio (each, a "Portfolio" and collectively, the "Portfolios"), each a series of The Prudential Series Fund (the "Fund"). At the Meetings, you will be asked to consider and approve the Agreement and Plan of Reorganization (the "Plan") that provides for the reorganization of each portfolio into the corresponding portfolio (each, an "AST Portfolio" and collectively, the "AST Portfolios") of Advanced Series Trust (the "Trust") as shown immediately below.

Portfolio (Target Fund)	AST Portfolio (Acquiring Fund)	Name of Reorganization
SP Aggressive Growth Asset Allocation Portfolio (the "SP Aggressive Portfolio")	AST Aggressive Asset Allocation Portfolio (the "AST Aggressive Portfolio")	Aggressive Growth Asset Allocation—Aggressive Asset Allocation Reorganization

SP Balanced Asset Allocation Portfolio (the "SP Balanced Portfolio")	AST Balanced Asset Allocation Portfolio (the "AST Balanced Portfolio")	Balanced Asset Allocation Reorganization

SP Conservative Asset Allocation Portfolio (the "SP Conservative Portfolio")	AST Preservation Asset Allocation Portfolio (the "AST Preservation Portfolio")	Conservative Asset Allocation—Preservation Asset Allocation Reorganization

Diversified Conservative Growth Portfolio (the "Conservative Growth Portfolio")	AST Preservation Asset Allocation Portfolio (the "AST Preservation Portfolio")	Diversified Conservative Growth—Preservation Asset Allocation Reorganization

As described in more detail below, the Plan provides for the transfer of all of a Portfolio's assets to the corresponding AST Portfolio in exchange for the AST Portfolio's assumption of all of the Portfolio's liabilities and the AST Portfolio's issuance to the Portfolio of shares of beneficial interest in that AST Portfolio ("the AST Portfolio Shares"). The AST Portfolio Shares received by a Portfolio will have an aggregate net asset value that is equal to the aggregate net asset value of the Portfolio shares that are outstanding immediately prior to such reorganization transaction. The Plan also provides for the distribution by the Portfolio, on a pro rata basis, of such AST Portfolio Shares to its shareholders in complete liquidation of such Portfolio. A vote in favor of the Plan by the shareholders of a Portfolio will constitute a vote in favor of the liquidation of the applicable Portfolio and the termination of such Portfolio as a separate series of the Fund.

Each acquisition of assets and assumption of liabilities of a Portfolio by the corresponding AST Portfolio is individually referred to herein as a "Reorganization," and these transactions are collectively referred to herein as the "Reorganizations." Under the Plan, shareholder approval of any one Reorganization is not contingent upon, and will not affect in any way, shareholder approval of any other Reorganization. In addition, the consummation of any one Reorganization is not is not contingent upon, and will not affect in any way, the consummation of any other Reorganization. Shareholders should consider each proposal independently of the other proposals. If the shareholders of a Portfolio approve the Plan and the relevant Reorganization is consummated, they will become shareholders of the corresponding AST Portfolio.

The Meetings will be held at the offices of the Fund, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-8065, on October 22, 2009, at the times indicated below:

Portfolio	Meeting Time
SP Aggressive Portfolio	10:00 a.m. Eastern time

SP Balanced Portfolio	10:30 a.m. Eastern time

SP Conservative Portfolio	11:00 a.m. Eastern time

Conservative Growth Portfolio	11:30 a.m. Eastern time

The Board of Trustees of the Fund is soliciting these voting instructions on behalf of the Portfolios. This Prospectus/Proxy Statement will first be sent to contract owners on or about August 19, 2009.

The Portfolios of the Fund serve as underlying mutual funds for variable annuity contracts and variable life insurance policies (the "Contracts") issued by life insurance companies ("Participating Insurance Companies"). Each Participating Insurance Company holds assets invested in these Contracts in various separate accounts, each of which is divided into sub-accounts investing exclusively in a mutual fund or in a portfolio of a mutual fund. Therefore, Contract owners who have allocated their account values to applicable sub-accounts are indirectly invested in the applicable Portfolio through the Contracts and should consider themselves shareholders of the applicable Portfolio for purposes of this Prospectus/Proxy Statement. Each Participating Insurance Company is required to offer Contract owners the opportunity to instruct it, as owner of record of shares held in the applicable Portfolio by its separate or general accounts, how it should vote on the Plan at the Meeting and at any adjournments thereof.

This Prospectus/Proxy Statement gives the information about each Reorganization and the issuance of shares of the AST Portfolios that you should know before investing or voting on the Plan. You should read it carefully and retain it for future reference. A copy of this Prospectus/Proxy Statement is available at the Trust's website at http://preview.prudential.com/view/page/public/12669. Additional information about the AST Portfolios has been filed with the Securities and Exchange Commission and can be found in the following document:

•  The Prospectus of the Trust relating to the AST Portfolios, dated May 1, 2009, which is incorporated herein by reference and is included, with and considered to be a part of, this Prospectus/Proxy Statement.

You may request a free copy of a Statement of Additional Information, dated May 1, 2009 (the "SAI"), relating to this Prospectus/Proxy Statement or other documents relating to the Trust without charge by calling 888-778-2888 or by writing to the Trust at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-8065. The SAI is incorporated herein by reference. The Securities and Exchange Commission ("SEC") maintains a website (www.sec.gov) that contains the SAI and other material incorporated by reference and considered part of this Prospectus/Proxy Statement, together with other information regarding the Trust.

The SEC has not approved or disapproved these securities or passed upon the adequacy of this Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation or any other U.S. government agency. Mutual fund shares involve investment risks, including the possible loss of principal.

PROSPECTUS/PROXY STATEMENT
TABLE OF CONTENTS

Summary of the Proposals

Page	Caption
4	AGGRESSIVE GROWTH ASSET ALLOCATION—AGGRESSIVE ASSET ALLOCATION REORGANIZATION

16	BALANCED ASSET ALLOCATION REORGANIZATION

28	CONSERVATIVE ASSET ALLOCATION—PRESERVATION ASSET ALLOCATION REORGANIZATION

40	DIVERSIFIED CONSERVATIVE GROWTH—PRESERVATION ASSET ALLOCATION REORGANIZATION

57	MANAGEMENT OF THE PORTFOLIOS

65	INFORMATION ABOUT THE TRANSACTION

70	VOTING INFORMATION

71	ADDITIONAL INFORMATION ABOUT THE FUND, THE TRUST AND THE PORTFOLIOS

71	PRINCIPAL HOLDERS OF SHARES

73	FINANCIAL HIGHLIGHTS

i

SUMMARY OF THE PROPOSALS

This section is only a summary of certain information contained in this Prospectus/Proxy Statement. You should read the more complete information in the rest of this Prospectus/Proxy Statement, including the Plan (Exhibit A) and the Prospectus for the Portfolios (Exhibit B).

You are being asked to consider and approve the Plan with respect to the Portfolios for which you are a beneficial shareholder. Shareholder approval of the Plan and consummation of a Reorganization will have the effect of reorganizing a Portfolio into the corresponding AST Portfolio, resulting in a single mutual fund. The investment objectives of each Portfolio and the corresponding AST Portfolio are comparable. The investment objectives of each Portfolio and corresponding AST Portfolio are listed below:

Portfolio Name	Investment Objective	Page of Proxy Statement on which specific description begins
AST Aggressive Portfolio	To obtain the highest potential total return consistent with a specified level of risk tolerance	4

SP Aggressive Portfolio	To obtain the highest potential total return consistent with the specified level of risk tolerance	9

AST Balanced Portfolio	To obtain the highest potential total return consistent with a specified level of risk tolerance	16

SP Balanced Portfolio	To obtain the highest potential total return consistent with the specified level of risk tolerance	21

AST Preservation Portfolio	To obtain the highest potential total return consistent with a specified level of risk tolerance	28

SP Conservative Portfolio	To obtain the highest potential total return consistent with the specified level of risk tolerance	33

AST Preservation Portfolio	To obtain the highest potential total return consistent with a specified level of risk tolerance	40

Conservative Growth Portfolio	Current income and a reasonable level of capital appreciation	45

As further explained in "Management of the Portfolios—Investment Manager of the Fund," Prudential Investments LLC ("PI") serves as Investment Manager for each of the Portfolios under a manager-of-managers structure pursuant to which it supervises the applicable subadviser or subadvisers. AST Investment Services, Inc. and PI serve as co-managers ("Investment Managers") of each of the AST Portfolios and supervise the applicable subadviser or subadvisers.

Shareholders of each Portfolio will have their shares exchanged for shares of the corresponding AST Portfolio of equal dollar value based upon the value of the shares at the time the Portfolio's net assets are transferred to the corresponding AST Portfolio. After the transfer of net assets and exchange of shares have been completed, the particular Portfolio will be liquidated and dissolved. As a result of the relevant Reorganization, you will cease to be a beneficial shareholder of your Portfolio and will become a beneficial shareholder of the corresponding AST Portfolio.

For the reasons set forth in the "Information About the Transaction—Reasons for the Reorganization" section, the Board of Trustees of the Fund and the Board of Trustees of the Trust have determined that (a) the Reorganization is in the best interests of the shareholders of each Portfolio and each corresponding AST Portfolio, and (b) no dilution in value would result to the shareholders of any Portfolio or AST Portfolio as a result of the Reorganization.

The Board of Trustees of the Fund, on behalf of each Portfolio, has approved the Plan for the respective Portfolio and unanimously recommends that you vote to approve the Plan pertaining to your Portfolio.

In considering whether to vote to approve the Plan pertaining to your Portfolio, you should note the following:

SP Aggressive Portfolio—AST Aggressive Portfolio Reorganization

•  The SP Portfolio and the AST Portfolio have similar investment objectives and policies.

•  The SP Portfolio and the AST Portfolio have the same subadviser.

•  The AST Portfolio is larger than the SP Portfolio.

•  Because of the federal tax-deferred treatment applicable to the Contracts, the Plan is not expected to result in taxable gain or loss for U.S. federal income tax purposes for Contract owners that beneficially own shares of any Portfolios

•  The AST Portfolio has a higher contractual investment management fee rate than the SP Portfolio.

•  The AST Portfolio has a higher expense ratio than the SP Portfolio. The Investment Manager will apply an expense cap until December 31, 2010.

SP Balanced Portfolio—AST Balanced Portfolio Reorganization

SP Conservative Portfolio—AST Preservation Portfolio Reorganization

•  Each SP Portfolio and its corresponding AST Portfolio have similar investment objectives and policies.

•  Each SP Portfolio and its corresponding AST Portfolio have the same subadviser.

•  Each AST Portfolio is larger than its corresponding SP Portfolio.

•  Because of the federal tax-deferred treatment applicable to the Contracts, the Plan is not expected to result in taxable gain or loss for U.S. federal income tax purposes for Contract owners that beneficially own shares of any Portfolios.

•  Each AST Portfolio has a higher contractual investment management fee rate than the respective SP Portfolio.

•  Each AST Portfolio has a lower expense ratio than its corresponding SP Portfolio.

Conservative Growth Portfolio—AST Preservation Portfolio Reorganization

•  Conservative Growth Portfolio and AST Preservation Portfolio have similar investment objectives and policies.

•  Conservative Growth Portfolio invests directly in securities, while AST Preservation Portfolio is a "fund of funds." Because AST Preservation Portfolio is a "fund of funds," Conservative Growth Portfolio will liquidate its portfolio holdings to cash prior to the reorganization with AST Preservation Portfolio.

•  Conservative Growth Portfolio currently has six subadvisers, two of which serve as subadvisers to AST Preservation Portfolio. Those two subadvisers will continue to serve as the only subadvisers to AST Preservation Portfolio if the Reorganization is approved.

•  AST Preservation Portfolio is larger than Conservative Growth Portfolio.

•  Because of the federal tax-deferred treatment applicable to the Contracts, the Plan is not expected to result in taxable gain or loss for U.S. federal income tax purposes for Contract owners that beneficially own shares of any Portfolios.

•  The AST Portfolio has a lower contractual investment management fee rate than the Conservative Growth Portfolio.

•  The AST Portfolio has a lower expense ratio than the Conservative Growth Portfolio.

Voting

Each Contract owner invested in any one or more of the Portfolios at the close of business on July 10, 2009 (the "Record Date") will be entitled to instruct the relevant Participating Insurance Company how to vote at the Meeting, and will be entitled to give voting instructions equivalent to one vote for each full share and a fractional vote for each fractional share of the Portfolio that he or she beneficially owns. In addition, each Participating Insurance Company will vote all shares of the Portfolio, including Portfolio shares owned by a Participating Insurance Company in its general account or otherwise, for which it does not receive voting instructions from Contract owners in the same proportion as the votes actually cast by Contract owners. The presence at the Meeting of the Participating Insurance Companies will be sufficient to constitute a quorum. Therefore, this proportional voting procedure may result in a relatively small number of Contract owners determining the outcome of the vote.

Approval of the Reorganization with respect to a Portfolio requires approval by a majority of the outstanding voting securities of that Portfolio, as defined by the Investment Company Act of 1940, as amended (the "1940 Act"). For purposes of the 1940 Act, a majority of a Portfolio's outstanding voting securities is the lesser of (i) 67% of the Portfolio's outstanding voting securities represented at a meeting at which more than 50% of the Portfolio's outstanding voting securities are present in person or represented by proxy, or (ii) more than 50% of the Portfolio's outstanding voting securities. Each Contract owner will be entitled to give voting instructions equivalent to one vote for each full share, and a fractional vote for each fractional share, of the Portfolio beneficially owned at the close of business on the record date. If sufficient votes to approve the Reorganization are not received by the date of the Meeting, the Meeting may be adjourned to permit further solicitations of voting instructions. Pursuant to the Fund's Declaration of Trust, the holders of one-third of the outstanding voting shares present in person or by proxy shall constitute a quorum at any meeting of Fund shareholders.

Please provide voting instructions as soon as you receive this Prospectus/Proxy Statement. You may provide your voting instructions to the relevant Participating Insurance Company by completing and signing the enclosed voting instruction card or by phone. If you vote by any of these methods, your votes will be officially cast at the Meeting by the relevant Participating Insurance Company acting through the persons appointed as proxies.

You can revoke or change your voting instructions at any time until the vote is taken at the Meeting. For more details about shareholder voting, see the "Voting Information" section of this Prospectus/Proxy Statement.

AGGRESSIVE GROWTH ASSET ALLOCATION—AGGRESSIVE ASSET ALLOCATION REORGANIZATION SUMMARY

This section summarizes the investment policies of the AST Aggressive Asset Allocation Portfolio and the SP Aggressive Growth Asset Allocation Portfolio. For a more detailed description of the investment policies, strategies, risks, and investment restrictions of the AST Aggressive Asset Allocation Portfolio, you should read the Prospectus for that portfolio that is incorporated by reference as a part of Exhibit B. For additional information about both portfolios, please refer to the documents described in "Additional Information About the Fund, the Trust and the Portfolios," below.

THE INVESTMENT OBJECTIVES AND STRATEGIES OF THE AGGRESSIVE PORTFOLIOS

The investment objectives of the SP Aggressive Growth Asset Allocation Portfolio are the same as the AST Aggressive Asset Allocation Portfolio. The investment objective of both portfolios is to obtain the highest potential total return consistent with the specified level of risk tolerance. There can be no assurance that either portfolio will achieve its objective. After the Reorganization is completed, it is expected that AST Aggressive Asset Allocation Portfolio will continue to be managed according to its investment objective and policies in effect immediately prior to the Reorganization.

AST Aggressive Portfolio:

The AST Aggressive Asset Allocation Portfolio, along with the AST Balanced Asset Allocation Portfolio and the AST Preservation Asset Allocation Portfolio, is one of several AST Portfolios known as the AST Dynamic Asset Allocation Portfolios. The investment objectives and strategies of these AST Portfolios are described below.

Investment Objective: The investment objective of each AST Portfolio is to obtain the highest potential total return consistent with its specified level of risk tolerance. The investment objective and the definition of risk tolerance level are not fundamental policies for any of these AST Portfolios and, therefore, can be changed by the Board of Trustees of the Portfolio at any time.

These AST Portfolios are "funds of funds." That means that each AST Portfolio invests primarily in one or more mutual funds in accordance with its own asset allocation strategy. Other mutual funds in which they may invest are collectively referred to as the "Underlying Portfolios." Consistent with the investment objectives and policies of the AST Portfolios, other mutual funds from time to time may be added to, or removed from, the list of Underlying Portfolios that may be used in connection with the AST Portfolios. Currently, the only Underlying Portfolios in which they invest are other portfolios of the Trust and certain money market funds advised by the manager or one of its affiliates.

The asset allocation strategy for each AST Portfolio is determined by Prudential Investments, LLC (PI) and Quantitative Management Associates LLC (QMA). As a general matter, QMA will begin by constructing a neutral allocation for each AST Portfolio. Each neutral allocation initially divides the assets for the corresponding AST Portfolio across three broad-based securities benchmark indexes. These three benchmark indexes are the Russell 3000 Index, which generally serves as a proxy for domestic equities markets, the MSCI EAFE Index, which generally serves as a proxy for international equities markets, and the Barclays Capital U.S. Aggregate Bond Index, which generally serves a proxy for the investment-grade domestic bond market. Generally, the neutral allocation for the more aggressive AST Portfolios will emphasize investments in the equity asset class while the neutral allocation for the more conservative portfolios will emphasize investments in the debt/money market asset class. The selection of specific combinations of Underlying Portfolios for each AST Portfolio generally will be determined by PI. PI will employ various quantitative and qualitative research methods to establish weighted combinations of Underlying Portfolios that are consistent with the neutral allocation for each AST Portfolio. QMA will then perform its own forward-looking assessment of macroeconomic, market, financial, security valuation, and other factors. As a result of this assessment, QMA will further adjust the neutral allocation and the preliminary Underlying Portfolio weights for each AST Portfolio based upon its views on certain factors, including, but not limited to, the following:

•  asset class (i.e., increase or decrease allocation to Underlying Portfolios focusing primarily on equity or debt securities)

•  geographic focus (i.e., increase or decrease allocation to Underlying Portfolios focusing primarily on domestic or international issuers)

•  investment style (i.e., increase or decrease allocation to Underlying Portfolios focusing primarily on securities with value, growth, or core characteristics)

•  market capitalization (i.e., increase or decrease allocation to Underlying Portfolios focusing primarily on small-cap, mid-cap, or large-cap issuers) and

•  "off-benchmark" factors (e.g., add exposure to asset sub-classes or investment categories generally not captured in the neutral allocation such as real estate, natural resources, global bonds, limited maturity bonds, high-yield bonds (also referred to as "junk bonds"), or cash.

PI and QMA currently expect that any changes to the asset allocation and Underlying Portfolio weights will be effected within certain pre-determined ranges. Consistent with each AST Portfolio's principal investment policies, PI and QMA may, however, change the asset allocation and Underlying Portfolio weights both within and beyond such predetermined ranges at any time in their sole discretion. In addition, PI and QMA may, at any time in their sole discretion, rebalance an AST Portfolio's investments to cause its composition to match the asset allocation and Underlying Portfolio weights. Although PI and AST Investment serve as the manager of the Underlying Portfolios, the day-to-day investment management of the Underlying Portfolios is the responsibility of the relevant subadvisers.

The Dynamic Asset Allocation Portfolios are not limited to investing exclusively in shares of the Underlying Portfolios. Each of these AST Portfolios is permitted under current law to invest in "securities" as defined under the 1940 Act. For these purposes, the term "securities" includes, without limitation, shares of common or preferred stock, warrants, security futures, notes, bonds, debentures, any put, call, straddle, option, or privilege on any security or on any group or index of securities, or any put, call, straddle, option, or privilege entered into on a national securities exchange relating to a foreign currency. In addition, the Investment Managers and the Trust have received exemptive relief from the SEC to permit these AST Portfolios (among others) to invest in derivative instruments that are not classified as securities under the federal securities laws, including, without limitation, futures contracts, forwards, and swap agreements. Up to approximately 5% of each AST Portfolio's net assets will be allocated to: (i) index futures, other futures contracts, and options thereon to provide liquid exposure to the applicable equity and fixed-income benchmark indices and (ii) cash, money market equivalents, short-term debt instruments, money market funds, and short-term debt funds to satisfy all applicable margin requirements for the futures contracts and to provide additional portfolio liquidity to satisfy large-scale redemptions and any variation margin calls with respect to the futures contracts. The AST Portfolios may also invest in ETFs for additional exposure to relevant markets.

While we make every effort to achieve our objective, we cannot guarantee success. It is possible you could lose money.

Principal Risks:

•  asset allocation risk

Asset allocation risk is the risk that a Subadviser may allocate assets to an asset class that underperforms other asset classes. For example, an Asset Allocation Portfolio may be overweighed in the equity asset class when the stock market is falling and the fixed-income market is rising. Likewise, an Asset Allocation Portfolio may be overweighed in the fixed-income asset class when the stock market is falling and the equity markets are rising.

•  asset transfer program risk

Each Portfolio may be used in connection with certain living benefit programs, including, without limitation, certain "guaranteed minimum accumulation benefit" programs and certain "guaranteed minimum withdrawal benefit" programs. In order for Prudential to manage the guarantees offered in connection with these benefit programs, Prudential generally: (i) limits the number and types of variable sub-accounts in which contract holders may allocate their account values (referred to in this Prospectus as the Permitted Sub-Accounts) and (ii) requires contract holders to participate in certain specialized asset transfer programs. Under these asset transfer programs, Prudential will monitor each contract owner's account value from time to time and, if necessary, will systematically transfer amounts between the Permitted Sub-Accounts and the Portfolios as dictated by certain non-discretionary mathematical formulas. These mathematical formulas will generally focus on the amounts guaranteed at specific future dates or the present value of the estimated lifetime payments to be made, as applicable. The asset transfer programs are an important part of the guarantees offered in connection with the applicable living benefit programs.

As an example of how these asset transfer programs will operate under certain market environments, a downturn in the equity markets (i.e., a reduction in a contract holder's account value within the Permitted Sub-Accounts) and certain market return scenarios involving "flat" returns over a period of time may cause Prudential to transfer some or all of such contract owner's account value to a Portfolio. In general terms, such transfers are designed to ensure that an appropriate percentage of the projected guaranteed amounts are offset by assets in investments like the Portfolios.

Such asset transfers may, however, result in large-scale asset flows into and out of the Portfolios and subject the Portfolios to certain risks. Such asset transfers could adversely affect a Portfolio's investment performance by requiring the Subadviser to purchase and sell securities at inopportune times and by otherwise limiting the Subadviser's ability to fully implement the Portfolio's investment strategies. In addition, these asset transfers may result in relatively small asset bases and relatively high operating expense ratios for the Portfolios compared to other similar funds.

For more information on the relevant living benefit programs and asset transfer programs, please see your contract prospectus.

•  underlying portfolio selection risk

Underlying Portfolio selection risk is the risk that the Underlying ETFs selected by the Subadvisers and the Underlying Portfolios selected by PI will underperform relevant markets, relevant indices, or other mutual funds with similar investment objectives and strategies.

•  subadviser selection risk for underlying portfolios

The Investment Managers have engaged the Subadvisers to conduct the investment programs of the Underlying Portfolio, including the purchase, retention and sale of portfolio securities and investments. Subadvisory fees are paid by the Investment Managers to the relevant Subadvisers out of the management fees received by the Investment Managers from the Underlying Portfolios. Because the amount of fees to be retained by the Investment Managers will differ depending upon which Underlying Portfolios are used in connection with the Funds of Funds, it is possible that the interests of the Investment Managers and Contract owners could conflict. In addition, the Investment Managers may have an incentive to take into account the effect on an Underlying Portfolio in which a Fund of Funds may invest in determining whether, and under what circumstances, to purchase or sell shares in that Underlying Portfolio. As a result, it is possible that the interests of the Underlying Portfolio may not be consistent with those of a Fund of Funds.

Each Fund of Funds' investments in the Underlying Portfolios will also be subject to subadviser selection risk. Subadviser selection risk is the risk that the Investment Managers' decision to select or replace a subadviser for an Underlying Portfolio does not produce the intended result. The

Investment Managers, however, are not responsible for the day-to-day management of the Underlying Portfolios.

•  fund of funds risk

The Asset Allocation Portfolios invest primarily or exclusively in other Portfolios of the Fund (collectively, the Underlying Portfolios). Underlying Portfolios may experience relatively large mandatory or discretionary purchases and sales from one or more of the Asset Allocation Portfolios. The use of the Asset Allocation Portfolios in connection with certain variable annuity living benefit programs may result in mandatory asset flows into and out of the Asset Allocation Portfolios (and the relevant Underlying Portfolios) on a large scale. The Investment Managers may, however, seek to minimize the impact of certain discretionary transactions by structuring them over a reasonable period of time or through the enforcement of certain limits on redemptions of Underlying Portfolio shares. Despite these efforts, the relevant Underlying Portfolios may experience increased expenses as they buy and sell securities to respond to transactions initiated by the Asset Allocation Portfolios. An Underlying Portfolio's investment performance also may be adversely affected if it must buy and sell securities at inopportune times to respond to transactions initiated by an Asset Allocation Portfolio. In addition, because the Asset Allocation Portfolios may own a substantial portion of an Underlying Portfolio, a large-scale redemption initiated by one or more Asset Allocation Portfolio could cause an Underlying Portfolio's expense ratio to increase as such portfolio's fixed costs would be spread over a smaller asset base. As a result, these transactions could have an adverse effect on an Asset Allocation Portfolio which continues to remain invested in such Underlying Portfolios.

•  market risk

Market risk is the risk that the equity and fixed-income markets in which the Portfolios invest will experience market volatility and go down in value, including the possibility that a market will go down sharply and unpredictably. Common stocks are subject to market risk stemming from factors independent of any particular security. Investment markets fluctuate. All markets go through cycles, and market risk involves being on the wrong side of a cycle. Factors affecting market risk include political events, broad economic and social changes, and the mood of the investing public. You can see market risk in action during large drops in the stock market. If investor sentiment turns gloomy, the price of all stocks may decline. It may not matter that a particular company has great profits and its stock is selling at a relatively low price. If the overall market is dropping, the values of all stocks are likely to drop. Generally, the stock prices of large companies are more stable than the stock prices of smaller companies, but this is not always the case. Smaller companies often offer a smaller range of products and services than large companies. They may also have limited financial resources and may lack management depth. As a result, stocks issued by smaller companies may fluctuate in value more than the stocks of larger, more established companies.

•  selection risk

The risk that the securities, derivatives, and other instruments selected by a Portfolio's Subadviser will underperform the market, the relevant indices or other funds with similar investment objectives and investment strategies, or that securities sold short will experience positive price performance.

•  common and preferred stocks risk

Each Portfolio may invest in common and preferred stocks. Common and preferred stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on the company's income for purposes of receiving dividend payments and on the company's assets in the event of liquidation. Common and preferred stocks can experience sharp declines in value over short or extended periods of time, regardless of the success or failure of a company's operations. Stocks can decline for many reasons, including due to adverse economic, financial, or political developments and developments related to the particular company, the industry of which it is a part, or the securities markets generally.

•  investment style risk

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A Fund may outperform or underperform other funds that employ a different investment style. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Growth companies are often expected by investors to increase their earnings at a certain rate. When these expectations are not met, investors can punish the stocks inordinately even if earnings showed an absolute increase. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those that are undervalued in comparison to their peers due to adverse business developments or other factors.

•  small- and mid-capitalization company risk

Small company risk. The shares of small companies tend to trade less frequently than those of larger, more established companies, which can have an adverse effect on the pricing of these securities and on a Portfolio's ability to sell these securities. Such investments may be more volatile than investments in larger companies, as smaller companies generally experience higher growth and failure rates. The securities of smaller companies may be less liquid than others, which may make it difficult to sell a security at a time or price desired. Changes in the demand for these securities generally have a disproportionate effect on their market price, tending to make prices rise more in response to buying demand and fall more in response to selling pressure. In the case of small cap technology companies, the risks associated with technology company stocks, which tend to be more volatile than other sectors, are magnified.

Mid-capitalization company risk. The Portfolio may invest in securities of medium and new companies. Investments in intermediate capitalization size companies may be more volatile than investments in larger companies, as intermediate capitalization size companies generally experience higher growth and failure rates. The trading volume of these securities is normally lower than that of larger companies. Such securities may be less liquid than others and could make it difficult to sell a security at a time or price desired. Changes in the demand for these securities generally have a disproportionate effect on their market price, tending to make prices rise more in response to buying demand and fall more in response to selling pressure.

•  market sector/industry risk

Funds that emphasize investments in a particular market sector or industry like real estate are subject to an additional risk factor because they are generally less diversified than most equity funds. Property values may fall due to increasing vacancies or declining rents resulting from economic, demographic or legal developments.

•  portfolio turnover risk

A Portfolio may actively and frequently trade its portfolio securities to achieve its investment objective. This may occur due to active portfolio management by the Portfolio's Subadviser. High portfolio turnover results in higher transaction costs (such as brokerage commissions, dealer mark-ups and other transaction-related expenses), which can adversely affect a Portfolio's performance. Each Subadviser generally will not consider the length of time a Portfolio has held a particular security in making investment decisions. In fact, each Subadviser may engage in active trading on behalf of a Portfolio—that is, frequent trading of its securities—in order to take advantage of new investment opportunities or return differentials. Each Portfolio's turnover rate may be higher than that of other mutual funds due to the Subadviser's investment strategies.

In addition, certain Portfolios may be used in connection with certain living benefit programs, including, without limitation, certain "guaranteed minimum accumulation benefit" programs and certain "guaranteed minimum withdrawal benefit" programs. In order for Prudential to manage the guarantees offered in connection with these benefit programs, Prudential generally: (i) limits the number and types of variable sub-accounts in which contract holders may allocate their account values and (ii) requires contract holders to participate in certain specialized asset transfer programs. The use of these asset transfers may, however, result in large-scale asset flows into and out of the relevant Portfolios. Such asset transfers could adversely affect a Portfolio's investment performance by requiring the relevant Subadviser to purchase and sell securities at inopportune times and by otherwise limiting the ability of the relevant Subadviser to fully implement the Portfolio's investment strategies. In addition, these asset transfers may result in relatively small asset bases and relatively high transaction costs and operating expense ratios for a Portfolio compared to other similar funds.

SP Aggressive Portfolio:

The SP Aggressive Growth Asset Allocation Portfolio, along with the SP Balanced Asset Allocation Portfolio and the SP Conservative Asset Allocation Portfolio, is one of several SP Portfolios known as the SP Asset Allocation Portfolios. The investment objectives and strategies of these Portfolios are described below.

Investment Objectives: The investment objective of each SP Asset Allocation Portfolio is to obtain the highest potential total return consistent with the specified level of risk tolerance. The definition of risk tolerance is not a fundamental policy and, therefore, can be changed by the Fund's Board of Trustees at any time.

The SP Asset Allocation Portfolios are "funds of funds." That means that each SP Asset Allocation Portfolio invests primarily in one or more mutual funds as described below. Other mutual funds in which in which an SP Asset Allocation Portfolio may invest are collectively referred to as the "Underlying Portfolios." Consistent with the investment objectives and policies of the SP Asset Allocation Portfolios, other mutual funds may from time to time may be added to, or removed from, the list of Underlying Portfolios that may be used in connection with the SP Asset Allocation Portfolios. As of March 1, 2009, the only Underlying Portfolios in which the SP Asset Allocation Portfolios are authorized to invest are other portfolios of the Fund, certain portfolios of another fund managed by PI and an affiliate, the AST International Value Portfolio, the AST Global Real Estate Portfolio, the AST Western Asset Core Plus Bond Portfolio, the AST Large-Cap Value Portfolio, the AST Small-Cap Growth Portfolio and certain money market funds advised by PI or its affiliates.

Each SP Asset Allocation Portfolio is subadvised by Quantitative Management Associates (QMA), Prudential Investment Management, Inc. (PIM), and Jennison Associates LLC (Jennison). Although QMA, PIM, and Jennison are subadvisers to each Portfolio, as of March 1, 2009 only QMA is providing subadvisory services to the Portfolios. In the future, PIM and/or Jennison may provide services to the Portfolios, subject to approval by the Fund's Board of Trustees. QMA currently provides the Portfolios and PI with investment advisory services relating to the underlying asset allocations of each Portfolio and the investments of each Portfolio.

Each SP Asset Allocation Portfolio actively allocates its assets by investing primarily in a combination of Underlying Portfolios. Each SP Asset Allocation Portfolio intends its strategy of investing primarily in combinations of Underlying Portfolios to result in investment diversification that an investor could otherwise achieve only by holding numerous investments. SP Asset Allocation Portfolio assets are expected to be invested in several Underlying Portfolios at any time. Each SP Asset Allocation Portfolio has a distinctive risk/return balance. Certain SP Asset Allocation Portfolios will be focused more heavily on Underlying Portfolios that invest primarily in equity securities while other SP Asset Allocation Portfolios will be focused more heavily on Underlying Portfolios that invest primarily in debt securities/money market instruments.

PI and/or subadviser(s) may, at any time, change an SP Asset Allocation Portfolio's allocation of assets among Underlying Portfolios based on its assessment of macroeconomic, market, financial, security valuation, and other factors. PI and/or subadviser(s) also may rebalance an SP Asset Allocation Portfolio's investments to cause such investments to match the Underlying Portfolio allocation at any time.

The SP Asset Allocation Portfolios are not limited to investing exclusively in shares of the Underlying Portfolios. Each SP Asset Allocation Portfolio may also invest in other securities and investment instruments, including but not limited to equity securities, fixed income securities, options, futures contracts and other derivatives.

The performance of each SP Asset Allocation Portfolio depends on how its assets are allocated and reallocated among the Underlying Portfolios and other investments. A principal risk of investing in each SP Asset Allocation Portfolio is that the manager will make less than optimal decisions regarding allocation of assets in the Underlying Portfolios. Because each of the SP Asset Allocation Portfolios generally invests a significant portion of its assets in Underlying Portfolios, the risks associated with each SP Asset Allocation Portfolio are closely related to the risks associated with the securities and other investments held by the Underlying Portfolios. The ability of each SP Asset Allocation Portfolio to achieve its investment objective will depend on the ability of the Underlying Portfolios to achieve their investment objectives.

Investors should choose an SP Asset Allocation Portfolio by determining which risk tolerance level most closely corresponds to their individual planning needs and objectives. While we make every effort to achieve our objectives for each SP Asset Allocation Portfolio, we can't guarantee success and it is possible that you could lose money.

Summary of Principal Risks:

•  asset allocation risk

Same as AST Aggressive Portfolio above

•  derivatives risk

Certain Portfolios may, but are not required to, use derivative instruments for risk management purposes or as part of their investment strategies. Generally, a derivative is a financial contract, the value of which depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies, or currency exchange rates, and related indexes. Examples of derivatives (without limitation) include options, futures, forward agreements, swap agreements (including, but not limited to, interest rate and credit default swaps), and credit-linked securities. Portfolios may use derivatives to earn income and enhance returns, to manage or adjust their risk profile, to replace more traditional direct investments, or to obtain exposure to certain markets.

As open-end investment companies registered with the SEC, the AST Aggressive Portfolio and the SP Aggressive Portfolio are subject to the federal securities laws, including the 1940 Act, related rules, and various SEC and SEC staff positions. In accordance with these positions, with respect to certain kinds of derivatives, the Portfolios must "set aside" (referred to sometimes as "asset segregation") liquid assets, or engage in other SEC - or staff-approved measures, while the derivative contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the AST Aggressive Portfolio and the SP Aggressive Portfolio must cover their open positions by setting aside liquid assets equal to the contracts' full, notional value. With respect to forwards and futures that are contractually required to "cash-settle," however, the AST Aggressive Portfolio and the SP Aggressive Portfolio are permitted to set aside liquid assets in an amount equal to their respective daily marked-to-market (net) obligations, if any (i.e., such Portfolio's daily net liability, if any), rather than the notional value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the AST Aggressive Portfolio and the SP Aggressive Portfolio will have the ability to employ leverage to a greater extent than if such Portfolios were required to segregate assets equal to the full notional value of such contracts. The Trust and the Fund reserve the right to modify the asset segregation policies of the AST Aggressive Portfolio and the SP Aggressive Portfolio, respectively, in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

Derivatives are volatile and may be subject to significant price movement. The use of derivatives involves significant risks, including:

Credit risk. The risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Portfolio. For example, a Portfolio would be exposed to credit risk (and counterparty risk) to the extent it purchases protection against a default by a debt issuer and the swap counterparty does not maintain adequate reserves to cover such a default.

Currency risk. The risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

Leverage risk. The risk associated with certain types of investments or trading strategies that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

Liquidity risk. The risk that certain securities may be difficult or impossible to buy or sell at the time that the seller would like, or at the price that the seller believes the security is currently worth.

Additional risks: Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other instruments. Derivatives require investment techniques and risk analyses different from those of other investments. If a Subadviser incorrectly forecasts the value of securities, currencies, interest rates, or other economic factors in using derivatives, the Portfolio might have been in a better position if the Portfolio had not entered into the derivatives. While some strategies involving derivatives can protect against the risk of loss, the use of derivatives can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Portfolio investments. Derivatives also involve the risk of mispricing or improper valuation (i.e., the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate, index, or overall securities markets). Gains or losses involving some options, futures, and other derivatives may be substantial (for example, for some derivatives, it is possible for a Portfolio to lose more than the amount the Portfolio invested in the derivatives). Some derivatives tend to be more volatile than other investments, resulting in larger gains or losses in response to market changes.

•  fund of funds risk

Same as AST Aggressive Portfolio above

•  subadviser selection risk for underlying portfolios

Same as AST Aggressive Portfolio above

•  underlying portfolio selection risk

Same as AST Aggressive Portfolio above

FEES AND EXPENSES

The following table describes the fees and expenses that Contract owners may pay if they invest in the Portfolios and the AST Portfolios, as well as the projected fees and expenses of the AST Portfolios after the Reorganization. The following table does not reflect any Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth below. The Contract charges will not change as a result of the Reorganization. See your Contract prospectus for more information about Contract charges.

Shareholder Fees (fees paid directly from your investment)

	SP Aggressive Portfolio(1)	AST Aggressive Portfolio(2)	AST Aggressive Portfolio (Pro Forma Surviving)(3)
Maximum sales charge (load) imposed on purchases	NA*	NA*	NA*
Maximum deferred sales charge (load)	NA*	NA*	NA*
Maximum sales charge (load) imposed on reinvested dividends	NA*	NA*	NA*
Redemption Fee	NA*	NA*	NA*
Exchange Fee	NA*	NA*	NA*

*  Because each portfolio's shares are purchased through variable insurance products, the contract prospectus of the relevant product should be carefully reviewed for information on the charges and expenses of those products. This table does not reflect any such charges; and the expenses shown would be higher if such charges were reflected.

Annual Portfolio Operating Expenses
(expenses that are deducted from Portfolio assets)

	SP Aggressive Portfolio(1)	AST Aggressive Portfolio(2)	AST Aggressive Portfolio (Pro Forma Surviving)(3)
Management fees	0.05%	0.15%	0.15%
Distribution (12b-1) fees	None	None	None
Other expenses	0.10	0.05	0.04
Acquired portfolio fees & expenses	0.87	0.90	0.90
Total annual portfolio operating expenses	1.02	1.10	1.09
Less: advisory fee waiver	None	None	0.07
Net annual portfolio operating expenses	1.02%	1.10%	1.02%

(1)  Expenses are based upon the expenses for the SP Aggressive Portfolio for the twelve months ended December 31, 2008.

(2)  Expenses are based upon the expenses for the AST Aggressive Portfolio for the twelve months ended December 31, 2008. Shares of this AST Portfolio are purchased through variable insurance products. To the extent the Portfolio invests in Underlying Trust Portfolios, the Portfolio will not be directly subject to the 0.10% administrative services fee paid by the Trust to issuers of the variable insurance products offering this AST Portfolio for ongoing services to AST Portfolio shareholders, in lieu of the Trust providing such services directly to shareholders. The Underlying Trust Portfolios in which the Portfolio invests will, however, be subject to the administrative services fee.

(3)  The expenses for the AST Aggressive Portfolio (Pro Forma Surviving) represent the estimated annualized expenses assuming the AST Aggressive Portfolio had acquired all of the assets and assumed all of the liabilities of the SP Aggressive Portfolio as of December 31, 2008. After the Reorganization, the investment advisory fee paid by the AST Aggressive Portfolio (Pro Forma Surviving) will be at the AST Aggressive Portfolio's contractual rate. Prudential Investments LLC and AST Investment Services, Inc. have contractually agreed to waive a portion of their management fee and/or reimburse certain expenses for AST Aggressive Portfolio after the Reorganization so that such Portfolio's annualized investment management fee plus other expenses (exclusive in all cases of taxes, interest, brokerage commissions, distribution fees, dividend and interest expense, if any, related to short sales, extraordinary expenses, and underlying mutual fund expenses) are reduced by an amount equal to 0.07% of the Portfolio's average daily net assets. Such contractual expense cap will accrue daily and be applied on a monthly basis, and will terminate on December 31, 2010.

Expense Examples

The examples assume that you invest $10,000, that you receive a 5% return each year, and that the portfolios' total operating expenses remain the same. Although your actual costs may be higher or lower, based on the above assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
SP Aggressive Portfolio	$104	$325	$563	$1,248
AST Aggressive Portfolio	$112	$350	$606	$1,340
AST Aggressive Portfolio (Pro Forma Surviving)	$104	$340	$594	$1,322

PERFORMANCE

The bar charts below show the performance of each portfolio for each full calendar year the portfolio has been in operation. The first table below each bar chart shows the portfolio's best and worst quarters during the periods included in the bar chart.

This information may help provide an indication of each portfolio's risks by showing changes in performance from year to year and by comparing each portfolio's performance with that of a broad-based securities index. The charts and tables do not reflect Contract charges. If the Contract charges were included, the annual returns would have been lower than those shown. All figures assume reinvestment of dividends. Past performance does not necessarily indicate how a portfolio will perform in the future.

AST Aggressive Asset Allocation Portfolio Annual Returns

Best Quarter	Worst Quarter
8.33% (4th quarter 2006)	-23.07% (4th quarter 2008)

Average annual total returns for periods ended 12/31/08

	1 year	Since Inception (12/5/05)
Portfolio	-42.33%	-9.67%
Standard & Poor's 500 Index*	-36.99%	-8.13%
Blended Index**	-38.43%	-7.73%

*  The Standard Poor's 500 Composite Stock Price Index (Standard Poor's 500 Index)—an unmanaged index of 500 stocks of large U.S. companies—gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the AST Aggressive Portfolio.

**  Blended Index consists of Russell 3000 Index (80%) and MSCI EAFE Index (GD) (20%). These returns do not include the effect of any investment management expenses. The GD (gross dividends) version of the MSCI EAFE Index does not reflect the impact of withholding taxes on reinvested dividends. Based on a recommendation of the AST Aggressive Portfolio's manager, the Board of the Trust determined that the GD version of the benchmark, which generally reflects higher returns, is a more appropriate benchmark for the AST Aggressive Portfolio. These returns would have been lower if they included the effect of these expenses.

SP Aggressive Portfolio Annual Returns

Annual Returns (Class I Shares)

Best Quarter	Worst Quarter
17.65% (2nd quarter of 2003)	-22.96% (4th quarter of 2008)

Average annual total returns for periods ended 12/31/08

	1 Year	5 Years	Since Inception (9/22/00)
Class I Shares	-42.18%	-1.77%	-3.82%
S&P 500 Index*	-36.99%	-2.19%	-3.76%
Aggressive Growth AA Custom Blended Index**	-38.43%	-1.11%	-2.69%
Lipper Variable Insurance Products (VIP) Multi Cap Core Funds Average***	-38.66%	-2.18%	-3.00%

*  The Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index)—an unmanaged index of 500 stocks of large U.S. companies—gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the SP Aggressive Portfolio.

**  The Aggressive Growth AA Custom Blended Index consists of the Russell 3000 Index (80%) and MSCI EAFE Index (20%). The Aggressive Growth AA Custom Blended Index utilizes the MSCI EAFE Index GD (gross dividends) version of the MSCI EAFE Index which does not reflect the impact of withholding taxes on reinvested dividends and generally reflects higher returns. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the SP Aggressive Portfolio.

***  The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the SP Aggressive Portfolio.

CAPITALIZATIONS OF THE SP AGGRESSIVE & AST AGGRESSIVE ASSET ALLOCATION PORTFOLIOS BEFORE AND AFTER THE REORGANIZATION

The following tables set forth as of December 31, 2008: (i) the capitalization of the SP Aggressive Portfolio, (ii) the capitalization of the AST Aggressive Asset Allocation Portfolio and (iii) the pro forma capitalization of the AST Aggressive Portfolio as adjusted to give effect to the Reorganization.

	SP Aggressive Portfolio (unaudited)	AST Aggressive Portfolio (unaudited)	Adjustments		AST Aggressive Portfolio (Pro Forma Surviving) (unaudited)
Net assets	$107,585,595	$135,342,644	—		$242,928,239
Total shares outstanding	19,309,062	20,912,363	(2,680,686	)(a)	37,540,739
Net asset value per share	$5.57	$6.47			$6.47

(a)  Reflects the change in shares of the SP Aggressive Portfolio upon conversion into the AST Aggressive Portfolio. Shareholders of the SP Aggressive Portfolio would become shareholders of the AST Aggressive Portfolio, receiving shares of the AST Aggressive Portfolio equal to the value of their holdings in the SP Aggressive Portfolio immediately prior to the reorganization.

BALANCED ASSET ALLOCATION REORGANIZATION SUMMARY

This section summarizes the investment policies of the AST Balanced Asset Allocation Portfolio and the SP Balanced Asset Allocation Portfolio. For a more detailed description of the investment policies, strategies, risks, and investment restrictions of the AST Balanced Asset Allocation Portfolio, you should read the Prospectus for that portfolio that is incorporated by reference as a part of Exhibit B. For additional information about both portfolios, please refer to the documents described in "Additional Information About the Fund, the Trust and the Portfolios," below.

THE INVESTMENT OBJECTIVES AND STRATEGIES OF THE BALANCED ASSET ALLOCATION PORTFOLIOS

The investment objectives of the Balanced Asset Allocation Portfolios are the same. The investment objective of both portfolios is to obtain the highest potential total return consistent with the/a specified level of risk tolerance. There can be no assurance that either portfolio will achieve its investment objective. After the Reorganization is completed, it is expected that the AST Balanced Asset Allocation Portfolio will be managed according to its investment objective and policies in effect immediately prior to the Reorganization.

AST Balanced Portfolio:

The AST Balanced Asset Allocation Portfolio, along with the AST Aggressive Asset Allocation Portfolio and the AST Preservation Asset Allocation Portfolio, is one of several AST Portfolios known as the AST Dynamic Asset Allocation Portfolios. The investment objectives and strategies of these AST Portfolios are described below.

Investment Objective: The investment objective of each AST Portfolio is to obtain the highest potential total return consistent with its specified level of risk tolerance. The investment objective and the definition of risk tolerance level are not fundamental policies for any of these AST Portfolios and, therefore, can be changed by the Board of Trustees of the Portfolio at any time.

These AST Portfolios are "funds of funds." That means that each AST Portfolio invests primarily in one or more mutual funds in accordance with its own asset allocation strategy. Other mutual funds in which they may invest are collectively referred to as the "Underlying Portfolios." Consistent with the investment objectives and policies of the AST Portfolios, other mutual funds may from time to time may be added to, or removed from, the list of Underlying Portfolios that may be used in connection with the AST Portfolios. Currently, the only Underlying Portfolios in which they invest are other portfolios of the Trust and certain money market funds advised by the manager or one of its affiliates.

The asset allocation strategy for each AST Portfolio is determined by Prudential Investments, LLC (PI) and Quantitative Management Associates LLC (QMA). As a general matter, QMA will begin by constructing a neutral allocation for each AST Portfolio. Each neutral allocation initially divides the assets for the corresponding Portfolio across three broad-based securities benchmark indexes. These three benchmark indexes are the Russell 3000 Index, which generally serves as a proxy for domestic equities markets, the MSCI EAFE Index, which generally serves as a proxy for international equities markets, and the Barclays Capital U.S. Aggregate Bond Index, which generally serves a proxy for the investment-grade domestic bond market. Generally, the neutral allocation for the more aggressive AST Portfolios will emphasize investments in the equity asset class while the neutral allocation for the more conservative portfolios will emphasize investments in the debt/money market asset class. The selection of specific combinations of Underlying Portfolios for each AST Portfolio generally will be determined by PI. PI will employ various quantitative and qualitative research methods to establish weighted combinations of Underlying Portfolios that are consistent with the neutral allocation for each AST Portfolio. QMA will then perform its own forward-looking assessment of macroeconomic, market, financial, security valuation, and other factors. As a result of this assessment, QMA will further adjust the neutral allocation and the preliminary Underlying Portfolio weights for each AST Portfolio based upon its views on certain factors, including, but not limited to, the following:

•  asset class (i.e., increase or decrease allocation to Underlying Portfolios focusing primarily on equity or debt securities)

•  geographic focus (i.e., increase or decrease allocation to Underlying Portfolios focusing primarily on domestic or international issuers)

•  investment style (i.e., increase or decrease allocation to Underlying Portfolios focusing primarily on securities with value, growth, or core characteristics)

•  market capitalization (i.e., increase or decrease allocation to Underlying Portfolios focusing primarily on small-cap, mid-cap, or large-cap issuers) and

•  "off-benchmark" factors (e.g., add exposure to asset sub-classes or investment categories generally not captured in the neutral allocation such as real estate, natural resources, global bonds, limited maturity bonds, high-yield bonds (also referred to as "junk bonds"), or cash.

PI and QMA currently expect that any changes to the asset allocation and Underlying Portfolio weights will be effected within certain pre-determined ranges. Consistent with each AST Portfolio's principal investment policies, PI and QMA may, however, change the asset allocation and Underlying Portfolio weights both within and beyond such predetermined ranges at any time in their sole discretion. In addition, PI and QMA may, at any time in their sole discretion, rebalance an AST Portfolio's investments to cause its composition to match the asset allocation and Underlying Portfolio weights. Although PI and AST Investment serve as the manager of the Underlying Portfolios, the day-to-day investment management of the Underlying Portfolios is the responsibility of the relevant subadvisers.

The Dynamic Asset Allocation Portfolios are not limited to investing exclusively in shares of the Underlying Portfolios. Each of these Portfolios is permitted under current law to invest in "securities" as defined under the 1940 Act. For these purposes, the term "securities" includes, without limitation, shares of common or preferred stock, warrants, security futures, notes, bonds, debentures, any put, call, straddle, option, or privilege on any security or on any group or index of securities, or any put, call, straddle, option, or privilege entered into on a national securities exchange relating to a foreign currency. In addition, the Investment Managers and the Trust have received exemptive relief from the SEC to permit these AST Portfolios (among others) to invest in derivative instruments that are not classified as securities under the federal securities laws, including, without limitation, futures contracts, forwards, and swap agreements. Up to approximately 5% of each AST Portfolio's net assets will be allocated to: (i) index futures, other futures contracts, and options thereon to provide liquid exposure to the applicable equity and fixed-income benchmark indices and (ii) cash, money market equivalents, short-term debt instruments, money market funds, and short-term debt funds to satisfy all applicable margin requirements for the futures contracts and to provide additional portfolio liquidity to satisfy large-scale redemptions and any variation margin calls with respect to the futures contracts. The AST Portfolios may also invest in ETFs for additional exposure to relevant markets.

While we make every effort to achieve our objective, we cannot guarantee success. It is possible you could lose money.

Principal Risks:

•  asset allocation risk

Asset allocation risk is the risk that a Subadviser may allocate assets to an asset class that underperforms other asset classes. For example, an Asset Allocation Portfolio may be overweighed in the equity asset class when the stock market is falling and the fixed-income market is rising. Likewise, an Asset Allocation Portfolio may be overweighed in the fixed-income asset class when the stock market is falling and the equity markets are rising.

•  asset transfer program risk

Each Portfolio may be used in connection with certain living benefit programs, including, without limitation, certain "guaranteed minimum accumulation benefit" programs and certain "guaranteed minimum withdrawal benefit" programs. In order for Prudential to manage the guarantees offered in connection with these benefit programs, Prudential generally: (i) limits the number and types of variable sub-accounts in which contract holders may allocate their account values (referred to in this Prospectus as the Permitted Sub-Accounts) and (ii) requires contract holders to participate in certain specialized asset transfer programs. Under these asset transfer programs, Prudential will monitor each contract owner's account value from time to time and, if necessary, will systematically transfer amounts between the Permitted Sub-Accounts and the Portfolios as dictated by certain non-discretionary mathematical formulas. These mathematical formulas will generally focus on the amounts guaranteed at specific future dates or the present value of the estimated lifetime payments to be made, as applicable. The asset transfer programs are an important part of the guarantees offered in connection with the applicable living benefit programs.

As an example of how these asset transfer programs will operate under certain market environments, a downturn in the equity markets (i.e., a reduction in a contract holder's account value within the Permitted Sub-Accounts) and certain market return scenarios involving "flat" returns over a period of time may cause Prudential to transfer some or all of such contract owner's account value to a Portfolio. In general terms, such transfers are designed to ensure that an appropriate percentage of the projected guaranteed amounts are offset by assets in investments like the Portfolios.

Such asset transfers may, however, result in large-scale asset flows into and out of the Portfolios and subject the Portfolios to certain risks. Such asset transfers could adversely affect a Portfolio's investment performance by requiring the Subadviser to purchase and sell securities at inopportune times and by otherwise limiting the Subadviser's ability to fully implement the Portfolio's investment strategies. In addition, these asset transfers may result in relatively small asset bases and relatively high operating expense ratios for the Portfolios compared to other similar funds.

For more information on the relevant living benefit programs and asset transfer programs, please see your contract prospectus.

•  underlying portfolio selection risk

Underlying Portfolio selection risk is the risk that the Underlying ETFs selected by the Subadvisers and the Underlying Portfolios selected by PI will underperform relevant markets, relevant indices, or other mutual funds with similar investment objectives and strategies.

•  subadviser selection risk for underlying portfolios

The Investment Managers have engaged the Subadvisers to conduct the investment programs of the Underlying Portfolio, including the purchase, retention and sale of portfolio securities and investments. Subadvisory fees are paid by the Investment Managers to the relevant Subadvisers out of the management fees received by the Investment Managers from the Underlying Portfolios. Because the amount of fees to be retained by the Investment Managers will differ depending upon which Underlying Portfolios are used in connection with the Funds of Funds, it is possible that the interests of the Investment Managers and Contract owners could conflict. In addition, the Investment Managers may have an incentive to take into account the effect on an Underlying Portfolio in which a Fund of Funds may invest in determining whether, and under what circumstances, to purchase or sell shares in that Underlying Portfolio. As a result, it is possible that the interests of the Underlying Portfolio may not be consistent with those of a Fund of Funds.

Each Fund of Funds' investments in the Underlying Portfolios will also be subject to subadviser selection risk. Subadviser selection risk is the risk that the Investment Managers' decision to select or replace a subadviser for an Underlying Portfolio does not produce the intended result. The

Investment Managers, however, are not responsible for the day-to-day management of the Underlying Portfolios.

•  fund of funds risk

The Asset Allocation Portfolios invest primarily or exclusively in other Portfolios of the Fund (collectively, the Underlying Portfolios). Underlying Portfolios may experience relatively large mandatory or discretionary purchases and sales from one or more of the Asset Allocation Portfolios. The use of the Asset Allocation Portfolios in connection with certain variable annuity living benefit programs may result in mandatory asset flows into and out of the Asset Allocation Portfolios (and the relevant Underlying Portfolios) on a large scale. The Investment Managers may, however, seek to minimize the impact of certain discretionary transactions by structuring them over a reasonable period of time or through the enforcement of certain limits on redemptions of Underlying Portfolio shares. Despite these efforts, the relevant Underlying Portfolios may experience increased expenses as they buy and sell securities to respond to transactions initiated by the Asset Allocation Portfolios. An Underlying Portfolio's investment performance also may be adversely affected if it must buy and sell securities at inopportune times to respond to transactions initiated by an Asset Allocation Portfolio. In addition, because the Asset Allocation Portfolios may own a substantial portion of an Underlying Portfolio, a large-scale redemption initiated by one or more Asset Allocation Portfolio could cause an Underlying Portfolio's expense ratio to increase as such portfolio's fixed costs would be spread over a smaller asset base. As a result, these transactions could have an adverse effect on an Asset Allocation Portfolio which continues to remain invested in such Underlying Portfolios.

•  market risk

Market risk is the risk that the equity and fixed-income markets in which the Portfolios invest will experience market volatility and go down in value, including the possibility that a market will go down sharply and unpredictably. Common stocks are subject to market risk stemming from factors independent of any particular security. Investment markets fluctuate. All markets go through cycles, and market risk involves being on the wrong side of a cycle. Factors affecting market risk include political events, broad economic and social changes, and the mood of the investing public. You can see market risk in action during large drops in the stock market. If investor sentiment turns gloomy, the price of all stocks may decline. It may not matter that a particular company has great profits and its stock is selling at a relatively low price. If the overall market is dropping, the values of all stocks are likely to drop. Generally, the stock prices of large companies are more stable than the stock prices of smaller companies, but this is not always the case. Smaller companies often offer a smaller range of products and services than large companies. They may also have limited financial resources and may lack management depth. As a result, stocks issued by smaller companies may fluctuate in value more than the stocks of larger, more established companies.

•  selection risk

The risk that the securities, derivatives, and other instruments selected by a Portfolio's Subadviser will underperform the market, the relevant indices or other funds with similar investment objectives and investment strategies, or that securities sold short will experience positive price performance.

•  common and preferred stocks risk

Each Portfolio may invest in common and preferred stocks. Common and preferred stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on the company's income for purposes of receiving dividend payments and on the company's assets in the event of liquidation. Common and preferred stocks can experience sharp declines in value over short or extended periods of time, regardless of the success or failure of a company's operations. Stocks can decline for many reasons, including due to adverse economic, financial, or political developments and developments related to the particular company, the industry of which it is a part, or the securities markets generally.

•  investment style risk

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A Fund may outperform or underperform other funds that employ a different investment style. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Growth companies are often expected by investors to increase their earnings at a certain rate. When these expectations are not met, investors can punish the stocks inordinately even if earnings showed an absolute increase. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those that are undervalued in comparison to their peers due to adverse business developments or other factors.

•  small- and mid-capitalization company risk

Small company risk. The shares of small companies tend to trade less frequently than those of larger, more established companies, which can have an adverse effect on the pricing of these securities and on a Portfolio's ability to sell these securities. Such investments may be more volatile than investments in larger companies, as smaller companies generally experience higher growth and failure rates. The securities of smaller companies may be less liquid than others, which may make it difficult to sell a security at a time or price desired. Changes in the demand for these securities generally have a disproportionate effect on their market price, tending to make prices rise more in response to buying demand and fall more in response to selling pressure. In the case of small cap technology companies, the risks associated with technology company stocks, which tend to be more volatile than other sectors, are magnified.

Mid-capitalization company risk. The Portfolio may invest in securities of medium and new companies. Investments in intermediate capitalization size companies may be more volatile than investments in larger companies, as intermediate capitalization size companies generally experience higher growth and failure rates. The trading volume of these securities is normally lower than that of larger companies. Such securities may be less liquid than others and could make it difficult to sell a security at a time or price desired. Changes in the demand for these securities generally have a disproportionate effect on their market price, tending to make prices rise more in response to buying demand and fall more in response to selling pressure.

•  market sector/industry risk

Funds that emphasize investments in a particular market sector or industry like real estate are subject to an additional risk factor because they are generally less diversified than most equity funds. Property values may fall due to increasing vacancies or declining rents resulting from economic, demographic or legal developments.

•  portfolio turnover risk

A Portfolio may actively and frequently trade its portfolio securities to achieve its investment objective. This may occur due to active portfolio management by the Portfolio's Subadviser. High portfolio turnover results in higher transaction costs (such as brokerage commissions, dealer mark-ups and other transaction-related expenses), which can adversely affect a Portfolio's performance. Each Subadviser generally will not consider the length of time a Portfolio has held a particular security in making investment decisions. In fact, each Subadviser may engage in active trading on behalf of a Portfolio—that is, frequent trading of its securities—in order to take advantage of new investment opportunities or return differentials. Each Portfolio's turnover rate may be higher than that of other mutual funds due to the Subadviser's investment strategies.

In addition, certain Portfolios may be used in connection with certain living benefit programs, including, without limitation, certain "guaranteed minimum accumulation benefit" programs and certain "guaranteed minimum withdrawal benefit" programs. In order for Prudential to manage the guarantees offered in connection with these benefit programs, Prudential generally: (i) limits the number and types of variable sub-accounts in which contract holders may allocate their account values and (ii) requires contract holders to participate in certain specialized asset transfer programs. The use of these asset transfers may, however, result in large-scale asset flows into and out of the relevant Portfolios. Such asset transfers could adversely affect a Portfolio's investment performance by requiring the relevant Subadviser to purchase and sell securities at inopportune times and by otherwise limiting the ability of the relevant Subadviser to fully implement the Portfolio's investment strategies. In addition, these asset transfers may result in relatively small asset bases and relatively high transaction costs and operating expense ratios for a Portfolio compared to other similar funds.

SP Balanced Portfolio:

The SP Balanced Asset Allocation Portfolio, along with the SP Aggressive Growth Asset Allocation Portfolio and the SP Conservative Asset Allocation Portfolio, is one of several SP Portfolios known as the SP Asset Allocation Portfolios. The investment objectives and strategies of these Portfolios are described below.

Investment Objectives: The investment objective of each SP Asset Allocation Portfolio is to obtain the highest potential total return consistent with the specified level of risk tolerance. The definition of risk tolerance is not a fundamental policy and, therefore, can be changed by the Fund's Board of Trustees at any time.

The SP Asset Allocation Portfolios are "funds of funds." That means that each SP Asset Allocation Portfolio invests primarily in one or more mutual funds as described below. Other mutual funds in which in which an SP Asset Allocation Portfolio may invest are collectively referred to as the "Underlying Portfolios." Consistent with the investment objectives and policies of the SP Asset Allocation Portfolios, other mutual funds may from time to time may be added to, or removed from, the list of Underlying Portfolios that may be used in connection with the SP Asset Allocation Portfolios. As of March 1, 2009, the only Underlying Portfolios in which the SP Asset Allocation Portfolios are authorized to invest are other portfolios of the Fund, certain portfolios of another fund managed by PI and an affiliate, the AST International Value Portfolio, the AST Global Real Estate Portfolio, the AST Western Asset Core Plus Bond Portfolio, the AST Large-Cap Value Portfolio, the AST Small-Cap Growth Portfolio and certain money market funds advised by PI or its affiliates.

Each SP Asset Allocation Portfolio is subadvised by Quantitative Management Associates (QMA), Prudential Investment Management, Inc. (PIM), and Jennison Associates LLC (Jennison). Although QMA, PIM, and Jennison are subadvisers to each Portfolio, as of March 1, 2009 only QMA is providing subadvisory services to the Portfolios. In the future, PIM and/or Jennison may provide services to the Portfolios, subject to approval by the Fund's Board of Trustees. QMA currently provides the Portfolios and PI with investment advisory services relating to the underlying asset allocations of each Portfolio and the investments of each Portfolio.

Each SP Asset Allocation Portfolio actively allocates its assets by investing primarily in a combination of Underlying Portfolios. Each SP Asset Allocation Portfolio intends its strategy of investing primarily in combinations of Underlying Portfolios to result in investment diversification that an investor could otherwise achieve only by holding numerous investments. SP Asset Allocation Portfolio assets are expected to be invested in several Underlying Portfolios at any time. Each SP Asset Allocation Portfolio has a distinctive risk/return balance. Certain SP Asset Allocation Portfolios will be focused more heavily on Underlying Portfolios that invest primarily in equity securities while other SP Asset Allocation Portfolios will be focused more heavily on Underlying Portfolios that invest primarily in debt securities/money market instruments as set forth below.

PI and/or subadviser(s) may, at any time, change an SP Asset Allocation Portfolio's allocation of assets among Underlying Portfolios based on its assessment of macroeconomic, market, financial, security valuation, and other factors. PI and/or subadviser(s) also may rebalance an SP Asset Allocation Portfolio's investments to cause such investments to match the Underlying Portfolio allocation at any time.

The SP Asset Allocation Portfolios are not limited to investing exclusively in shares of the Underlying Portfolios. Each SP Asset Allocation Portfolio may also invest in other securities and investment instruments, including but not limited to equity securities, fixed income securities, options, futures contracts and other derivatives.

The performance of each SP Asset Allocation Portfolio depends on how its assets are allocated and reallocated among the Underlying Portfolios and other investments. A principal risk of investing in each SP Asset Allocation Portfolio is that the manager will make less than optimal decisions regarding allocation of assets in the Underlying Portfolios. Because each of the SP Asset Allocation Portfolios generally invests a significant portion of its assets in Underlying Portfolios, the risks associated with each SP Asset Allocation Portfolio are closely related to the risks associated with the securities and other investments held by the Underlying Portfolios. The ability of each SP Asset Allocation Portfolio to achieve its investment objective will depend on the ability of the Underlying Portfolios to achieve their investment objectives.

Investors should choose an SP Asset Allocation Portfolio by determining which risk tolerance level most closely corresponds to their individual planning needs and objectives. While we make every effort to achieve our objectives for each SP Asset Allocation Portfolio, we can't guarantee success and it is possible that you could lose money.

Summary of Principal Risks:

•  asset allocation risk

Same as AST Balanced Portfolio above

•  derivatives risk

Certain Portfolios may, but are not required to, use derivative instruments for risk management purposes or as part of their investment strategies. Generally, a derivative is a financial contract, the value of which depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies, or currency exchange rates, and related indexes. Examples of derivatives (without limitation) include options, futures, forward agreements, swap agreements (including, but not limited to, interest rate and credit default swaps), and credit-linked securities. Portfolios may use derivatives to earn income and enhance returns, to manage or adjust their risk profile, to replace more traditional direct investments, or to obtain exposure to certain markets.

As open-end investment companies registered with the SEC, the AST Balanced Portfolio and the SP Balanced Portfolio are subject to the federal securities laws, including the 1940 Act, related rules, and various SEC and SEC staff positions. In accordance with these positions, with respect to certain kinds of derivatives, the Portfolios must "set aside" (referred to sometimes as "asset segregation") liquid assets, or engage in other SEC - or staff-approved measures, while the derivative contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the AST Balanced Portfolio and the SP Balanced Portfolio must cover their open positions by setting aside liquid assets equal to the contracts' full, notional value. With respect to forwards and futures that are contractually required to "cash-settle," however, the AST Balanced Portfolio and the SP Balanced Portfolio are permitted to set aside liquid assets in an amount equal to their respective daily marked-to-market (net) obligations, if any (i.e., such Portfolio's daily net liability, if any), rather than the notional value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the AST Balanced Portfolio and the SP Balanced Portfolio will have the ability to employ leverage to a greater extent than if such Portfolios were required to segregate assets equal to the full notional value of such contracts. The Trust and the Fund reserve the right to modify the asset segregation policies of the AST Balanced Portfolio and the SP Balanced Portfolio, respectively, in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

Derivatives are volatile and may be subject to significant price movement. The use of derivatives involves significant risks, including:

Credit risk. The risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Portfolio. For example, a Portfolio would be exposed to credit risk (and counterparty risk) to the extent it purchases protection against a default by a debt issuer and the swap counterparty does not maintain adequate reserves to cover such a default.

Currency risk. The risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

Leverage risk. The risk associated with certain types of investments or trading strategies that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

Liquidity risk. The risk that certain securities may be difficult or impossible to buy or sell at the time that the seller would like, or at the price that the seller believes the security is currently worth.

Additional risks: Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other instruments. Derivatives require investment techniques and risk analyses different from those of other investments. If a Subadviser incorrectly forecasts the value of securities, currencies, interest rates, or other economic factors in using derivatives, the Portfolio might have been in a better position if the Portfolio had not entered into the derivatives. While some strategies involving derivatives can protect against the risk of loss, the use of derivatives can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Portfolio investments. Derivatives also involve the risk of mispricing or improper valuation (i.e., the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate, index, or overall securities markets). Gains or losses involving some options, futures, and other derivatives may be substantial (for example, for some derivatives, it is possible for a Portfolio to lose more than the amount the Portfolio invested in the derivatives). Some derivatives tend to be more volatile than other investments, resulting in larger gains or losses in response to market changes.

•  fund of funds risk

Same as AST Balanced Portfolio above

•  subadviser selection risk for underlying portfolios

Same as AST Balanced Portfolio above

•  underlying portfolio selection risk

Same as AST Balanced Portfolio above

FEES AND EXPENSES

The following table describes the fees and expenses that Contract owners may pay if they invest in the Portfolios and the AST Portfolios, as well as the projected fees and expenses of the AST Portfolios after the Reorganization. The following table does not reflect any Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth below. The Contract charges will not change as a result of the Reorganization. See your Contract prospectus for more information about Contract charges.

Shareholder Fees (fees paid directly from your investment)

	SP Balanced Portfolio(1)	AST Balanced Portfolio (2)	AST Balanced Portfolio (Pro Forma Surviving) (3)
Maximum sales charge (load) imposed on purchases	NA*	NA*	NA*
Maximum deferred sales charge (load)	NA*	NA*	NA*
Maximum sales charge (load) imposed on reinvested dividends	NA*	NA*	NA*
Redemption Fee	NA*	NA*	NA*
Exchange Fee	NA*	NA*	NA*

*  Because each portfolio's shares are purchased through variable insurance products, the prospectus of the relevant product should be carefully reviewed for information on the charges and expenses of those products. This table does not reflect any such charges; and the expenses shown would be higher if such charges were reflected.

Annual Portfolio Operating Expenses
(expenses that are deducted from Portfolio assets)

	SP Balanced Portfolio(1)	AST Balanced Portfolio (2)	AST Balanced Portfolio (Pro Forma Surviving) (3)
Management fees	0.05%	0.15%	0.15%
Distribution (12b-1) fees	None	None	None
Other expenses	0.02	0.02	0.02
Acquired portfolio fees & expenses	1.05	0.93	0.93
Total annual portfolio operating expenses	1.12%	1.10%	1.10%

(1)  Expenses are based upon the expenses for the SP Balanced Portfolio for the twelve months ended December 31, 2008.

(2)  Expenses are based upon the expenses for the AST Balanced Portfolio for the twelve months ended December 31, 2008. Shares of this AST Portfolio are purchased through variable insurance products. To the extent the Portfolio invests in Underlying Trust Portfolios, the Portfolio will not be directly subject to the 0.10% administrative services fee paid by the Trust to issuers of the variable insurance products offering this AST Portfolio for ongoing services to AST Portfolio shareholders, in lieu of the Trust providing such services directly to shareholders. The Underlying Trust Portfolios in which the Portfolio invests will, however, be subject to the administrative services fee.

(3)  The expenses for the AST Balanced Portfolio (Pro Forma Surviving) represent the estimated annualized expenses assuming the AST Balanced Portfolio had acquired all of the assets and assumed all of the liabilities of the SP Balanced Portfolio as of December 31, 2008. After the Reorganization, the investment advisory fee paid by the AST Balanced Portfolio (Pro Forma Surviving) will be at the AST Balanced Portfolio's contractual rate.

Expense Examples

The examples assume that you invest $10,000, that you receive a 5% return each year, and that the portfolios' total operating expenses remain the same. Although your actual costs may be higher or lower, based on the above assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
SP Balanced Portfolio	$114	$356	$617	$1,363
AST Balanced Portfolio	$112	$350	$606	$1,340
AST Balanced Portfolio (Projected after the Reorganization)	$112	$350	$606	$1,340

PERFORMANCE

The bar charts below show the performance of each portfolio for each full calendar year the portfolio has been in operation. The first table below each bar chart shows the portfolio's best and worst quarters during the periods included in the bar chart.

This information may help provide an indication of each portfolio's risks by showing changes in performance from year to year and by comparing each portfolio's performance with that of a broad-based securities index. The charts and tables do not reflect Contract charges. If the Contract charges were included, the annual returns would have been lower than those shown. All figures assume reinvestment of dividends. Past performance does not necessarily indicate how a portfolio will perform in the future.

AST Balanced Asset Allocation Portfolio Annual Returns

Best Quarter	Worst Quarter
5.31% (4th quarter of 2006)	-14.63% (4th quarter of 2008)

Average annual total returns for periods ended 12/31/08

	1 year	Since Inception (12/5/05)
Portfolio	-28.70%	-4.67%
Standard & Poor's 500 Index*	-36.99%	-8.13%
Primary Blended Index**	-23.05%	-2.25%
Secondary Blended Index***	-20.94%	-1.57%
Prior Primary Blended Index****	-20.94%	-1.57%
Prior Secondary Blended Index*****	-20.02%	-1.85%

Note:  Prior to July 21, 2008, the AST Balanced Portfolio was known as the AST Conservative Asset Allocation Portfolio. Effective July 21, 2008, the AST Balanced Portfolio added new subadvisers and changed its investment objective, policies, strategy, and expense structure. The performance history furnished above prior to July 21, 2008 reflects the investment performance, investment operations, investment policies and investment strategies of the former AST Conservative Asset Allocation Portfolio, and does not represent the actual or predicted performance of the current AST Balanced Portfolio.

*  The Standard & Poor's 500 Composite Stock Price Index (Standard & Poor's 500 Index)—an unmanaged index of 500 stocks of large U.S. companies—gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the AST Balanced Portfolio.

**  The Primary Blended Index consists of the Russell 3000 Index (48%), Barclays Capital U.S. Aggregate Bond Index (formerly, the Lehman Brothers Aggregate Bond Index) (40%) and MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index (GD) (12%). The GD (gross dividends) version does not reflect the impact of withholding taxes on reinvested dividends. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

***  The Secondary Blended Index consists of the Russell 3000 Index (44%), Barclays Capital U.S. Aggregate Bond Index (formerly, the Lehman Brothers Aggregate Bond Index) (45%) and MSCI EAFE Index (GD) (11%). These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

****  Prior Primary Blended Index consists of Russell 3000 Index (44%), Barclays Capital U.S. Aggregate Bond Index (formerly, the Lehman Brothers Aggregate Bond Index) (45%) and MSCI EAFE Index (GD) (11%). These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The AST Balanced Portfolio's use of this Index has been discontinued and replaced by the Primary Blended Index due to the AST Balanced Portfolio's new subadvisers and investment strategy.

*****  Prior Secondary Blended Index consists of the Standard & Poor's 500 Index (55%) and the Barclays Capital U.S. Aggregate Bond Index (formerly, the Lehman Brothers Aggregate Bond Index) (45%). These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The AST Balanced Portfolio's use of this Index has been discontinued and replaced by the Secondary Blended Index due to the AST Balanced Portfolio's new subadvisers and investment strategy.

SP Balanced Asset Allocation Portfolio Annual Returns

Annual Returns (Class I Shares)

Best Quarter	Worst Quarter
11.68% (2nd quarter of 2003)	-13.40% (4th quarter of 2008)

Average Annual Returns (as of 12/31/08)

	1 Year	5 Years	Since Inception (9/22/00)
Class I Shares	-28.55%	0.67%	0.47%
S&P 500 Index*	-36.99%	-2.19%	-3.76%
Primary Balanced AA Custom Blended Index**	-23.05%	1.41%	1.08%
Secondary Balanced AA Custom Blended Index***	-22.06%	0.71%	0.40%
Lipper Variable Insurance Products (VIP) Mixed-Asset Target Allocation Growth Funds Average****	-29.60%	-0.56%	-0.79%

*  The Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the SP Balanced Portfolio.

**  The Primary Balanced AA Custom Blended Index consists of the Russell 3000 Index (48%), the Barclays Capital U.S. Aggregate Bond Index (40%) and the MSCI EAFE Index (GD) (12%). The Primary Balanced AA Custom Blended Indexes utilize the MSCI EAFE Index GD (gross dividends) version of the MSCI EAFE Index which does not reflect the impact of withholding taxes on reinvested dividends and generally reflects higher returns. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the SP Balanced Portfolio.

***  The Secondary Balanced AA Custom Blended Index consists of the Standard & Poor's 500 Index (60%) and the Barclays Capital Aggregate Bond Index (40%). These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the SP Balanced Portfolio.

****  The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the SP Balanced Portfolio.

CAPITALIZATIONS OF THE BALANCED PORTFOLIOS BEFORE AND AFTER THE REORGANIZATION

The following tables set forth as of December 31, 2008: (i) the capitalization of the SP Balanced Portfolio, (ii) the capitalization of the AST Balanced Asset allocation Portfolio and (iii) the pro forma capitalization of the AST Balanced Portfolio as adjusted to give effect to the Reorganization.

	SP Balanced Portfolio (unaudited)	AST Balanced Portfolio (unaudited)	Adjustments		AST Balanced Portfolio (Pro Forma Surviving) (unaudited)
Net assets	$845,022,792	$1,344,656,606	$(82,000	)(a)	$2,189,597,398
Total shares outstanding	108,103,476	163,481,909	(5,437,523	)(b)	266,147,862
Net asset value per share	$7.82	$8.23			$8.23

(a)  Reflects the estimated Reorganization expenses of $82,000 attributable to the SP Balanced Portfolio.

(b)  Reflects the change in shares of the SP Balanced Portfolio upon conversion into the AST Balanced Portfolio. Shareholders of the SP Balanced Portfolio would become shareholders of the AST Balanced Portfolio, receiving shares of the AST Balanced Portfolio equal to the value of their holdings in the SP Balanced Portfolio immediately prior to the reorganization.

CONSERVATIVE ASSET ALLOCATION—PRESERVATION ASSET ALLOCATION REORGANIZATION SUMMARY

This section summarizes the investment policies of the AST Preservation Asset Allocation Portfolio and the SP Conservative Asset Allocation Portfolio. For a more detailed description of the investment policies, strategies, risks, and investment restrictions of the AST Preservation Asset Allocation Portfolio, you should read the Prospectus for that portfolio that is incorporated by reference as a part of Exhibit B. For additional information about both portfolios, please refer to the documents described in "Additional Information About the Fund, the Trust and the Portfolios," below.

THE INVESTMENT OBJECTIVES AND STRATEGIES OF SP CONSERVATIVE ASSET ALLOCATION PORTFOLIO AND AST PRESERVATION ASSET ALLOCATION PORTFOLIO

The investment objectives of these Portfolios are the same. The investment objective of both portfolios is to obtain the highest potential total return consistent with the/a specified level of risk tolerance. There can be no assurance that either portfolio will achieve its investment objective. After the Reorganization is completed, it is expected that the AST Preservation Asset Allocation Portfolio will be managed according to its investment objective and policies in effect immediately prior to the Reorganization.

AST Preservation Portfolio:

The AST Preservation Asset Allocation Portfolio, along with the AST Aggressive Asset Allocation Portfolio and the AST Balanced Asset Allocation Portfolio, is one of several AST Portfolios known as the AST Dynamic Asset Allocation Portfolios. The investment objectives and strategies of these AST Portfolios are described below.

Investment Objective: The investment objective of each AST Portfolio is to obtain the highest potential total return consistent with its specified level of risk tolerance. The investment objective and the definition of risk tolerance level are not fundamental policies for any of these AST Portfolios and, therefore, can be changed by the Board of Trustees of the Portfolio at any time.

These AST Portfolios are "funds of funds." That means that each AST Portfolio invests primarily in one or more mutual funds in accordance with its own asset allocation strategy. Other mutual funds in which they may invest are collectively referred to as the "Underlying Portfolios." Consistent with the investment objectives and policies of the AST Portfolios, other mutual funds may from time to time may be added to, or removed from, the list of Underlying Portfolios that may be used in connection with the AST Portfolios. Currently, the only Underlying Portfolios in which they invest are other portfolios of the Trust and certain money market funds advised by the manager or one of its affiliates.

The asset allocation strategy for each AST Portfolio is determined by Prudential Investments, LLC (PI) and Quantitative Management Associates LLC (QMA). As a general matter, QMA will begin by constructing a neutral allocation for each AST Portfolio. Each neutral allocation initially divides the assets for the corresponding Portfolio across three broad-based securities benchmark indexes. These three benchmark indexes are the Russell 3000 Index, which generally serves as a proxy for domestic equities markets, the MSCI EAFE Index, which generally serves as a proxy for international equities markets, and the Barclays Capital U.S. Aggregate Bond Index, which generally serves a proxy for the investment-grade domestic bond market. Generally, the neutral allocation for the more aggressive AST Portfolios will emphasize investments in the equity asset class while the neutral allocation for the more conservative portfolios will emphasize investments in the debt/money market asset class. The selection of specific combinations of Underlying Portfolios for each AST Portfolio generally will be determined by PI. PI will employ various quantitative and qualitative research methods to establish weighted combinations of Underlying Portfolios that are consistent with the neutral allocation for each AST Portfolio. QMA will then perform its own forward-looking assessment of macroeconomic, market, financial, security valuation, and other factors. As a result of this assessment, QMA will further adjust the neutral allocation and the preliminary Underlying Portfolio weights for each AST Portfolio based upon its views on certain factors, including, but not limited to, the following:

•  asset class (i.e., increase or decrease allocation to Underlying Portfolios focusing primarily on equity or debt securities)

•  geographic focus (i.e., increase or decrease allocation to Underlying Portfolios focusing primarily on domestic or international issuers)

•  investment style (i.e., increase or decrease allocation to Underlying Portfolios focusing primarily on securities with value, growth, or core characteristics)

•  market capitalization (i.e., increase or decrease allocation to Underlying Portfolios focusing primarily on small-cap, mid-cap, or large-cap issuers) and

•  "off-benchmark" factors (e.g., add exposure to asset sub-classes or investment categories generally not captured in the neutral allocation such as real estate, natural resources, global bonds, limited maturity bonds, high-yield bonds (also referred to as "junk bonds"), or cash.

PI and QMA currently expect that any changes to the asset allocation and Underlying Portfolio weights will be effected within certain pre-determined ranges. Consistent with each AST Portfolio's principal investment policies, PI and QMA may, however, change the asset allocation and Underlying Portfolio weights both within and beyond such predetermined ranges at any time in their sole discretion. In addition, PI and QMA may, at any time in their sole discretion, rebalance an AST Portfolio's investments to cause its composition to match the asset allocation and Underlying Portfolio weights. Although PI and AST Investment serve as the manager of the Underlying Portfolios, the day-to-day investment management of the Underlying Portfolios is the responsibility of the relevant subadvisers.

The Dynamic Asset Allocation Portfolios are not limited to investing exclusively in shares of the Underlying Portfolios. Each of these Portfolios is permitted under current law to invest in "securities" as defined under the 1940 Act. For these purposes, the term "securities" includes, without limitation, shares of common or preferred stock, warrants, security futures, notes, bonds, debentures, any put, call, straddle, option, or privilege on any security or on any group or index of securities, or any put, call, straddle, option, or privilege entered into on a national securities exchange relating to a foreign currency. In addition, the Investment Managers and the Trust have received exemptive relief from the SEC to permit these AST Portfolios (among others) to invest in derivative instruments that are not classified as securities under the federal securities laws, including, without limitation, futures contracts, forwards, and swap agreements. Up to approximately 5% of each AST Portfolio's net assets will be allocated to: (i) index futures, other futures contracts, and options thereon to provide liquid exposure to the applicable equity and fixed-income benchmark indices and (ii) cash, money market equivalents, short-term debt instruments, money market funds, and short-term debt funds to satisfy all applicable margin requirements for the futures contracts and to provide additional portfolio liquidity to satisfy large-scale redemptions and any variation margin calls with respect to the futures contracts. The AST Portfolios may also invest in ETFs for additional exposure to relevant markets.

While we make every effort to achieve our objective, we cannot guarantee success. It is possible you could lose money.

Principal Risks:

•  asset allocation risk

Asset allocation risk is the risk that a Subadviser may allocate assets to an asset class that underperforms other asset classes. For example, an Asset Allocation Portfolio may be overweighed in the equity asset class when the stock market is falling and the fixed-income market is rising. Likewise, an Asset Allocation Portfolio may be overweighed in the fixed-income asset class when the stock market is falling and the equity markets are rising.

•  asset transfer program risk

Each Portfolio may be used in connection with certain living benefit programs, including, without limitation, certain "guaranteed minimum accumulation benefit" programs and certain "guaranteed minimum withdrawal benefit" programs. In order for Prudential to manage the guarantees offered in connection with these benefit programs, Prudential generally: (i) limits the number and types of variable sub-accounts in which contract holders may allocate their account values (referred to in this Prospectus as the Permitted Sub-Accounts) and (ii) requires contract holders to participate in certain specialized asset transfer programs. Under these asset transfer programs, Prudential will monitor each contract owner's account value from time to time and, if necessary, will systematically transfer amounts between the Permitted Sub-Accounts and the Portfolios as dictated by certain non-discretionary mathematical formulas. These mathematical formulas will generally focus on the amounts guaranteed at specific future dates or the present value of the estimated lifetime payments to be made, as applicable. The asset transfer programs are an important part of the guarantees offered in connection with the applicable living benefit programs.

As an example of how these asset transfer programs will operate under certain market environments, a downturn in the equity markets (i.e., a reduction in a contract holder's account value within the Permitted Sub-Accounts) and certain market return scenarios involving "flat" returns over a period of time may cause Prudential to transfer some or all of such contract owner's account value to a Portfolio. In general terms, such transfers are designed to ensure that an appropriate percentage of the projected guaranteed amounts are offset by assets in investments like the Portfolios.

Such asset transfers may, however, result in large-scale asset flows into and out of the Portfolios and subject the Portfolios to certain risks. Such asset transfers could adversely affect a Portfolio's investment performance by requiring the Subadviser to purchase and sell securities at inopportune times and by otherwise limiting the Subadviser's ability to fully implement the Portfolio's investment strategies. In addition, these asset transfers may result in relatively small asset bases and relatively high operating expense ratios for the Portfolios compared to other similar funds.

For more information on the relevant living benefit programs and asset transfer programs, please see your contract prospectus.

•  underlying portfolio selection risk

Underlying Portfolio selection risk is the risk that the Underlying ETFs selected by the Subadvisers and the Underlying Portfolios selected by PI will underperform relevant markets, relevant indices, or other mutual funds with similar investment objectives and strategies.

•  subadviser selection risk for underlying portfolios

The Investment Managers have engaged the Subadvisers to conduct the investment programs of the Underlying Portfolio, including the purchase, retention and sale of portfolio securities and investments. Subadvisory fees are paid by the Investment Managers to the relevant Subadvisers out of the management fees received by the Investment Managers from the Underlying Portfolios. Because the amount of fees to be retained by the Investment Managers will differ depending upon which Underlying Portfolios are used in connection with the Funds of Funds, it is possible that the interests of the Investment Managers and Contract owners could conflict. In addition, the Investment Managers may have an incentive to take into account the effect on an Underlying Portfolio in which a Fund of Funds may invest in determining whether, and under what circumstances, to purchase or sell shares in that Underlying Portfolio. As a result, it is possible that the interests of the Underlying Portfolio may not be consistent with those of a Fund of Funds.

Each Fund of Funds' investments in the Underlying Portfolios will also be subject to subadviser selection risk. Subadviser selection risk is the risk that the Investment Managers' decision to select or replace a subadviser for an Underlying Portfolio does not produce the intended result. The Investment Managers, however, are not responsible for the day-to-day management of the Underlying Portfolios.

•  fund of funds risk

The Asset Allocation Portfolios invest primarily or exclusively in other Portfolios of the Fund (collectively, the Underlying Portfolios). Underlying Portfolios may experience relatively large mandatory or discretionary purchases and sales from one or more of the Asset Allocation Portfolios.

The use of the Asset Allocation Portfolios in connection with certain variable annuity living benefit programs may result in mandatory asset flows into and out of the Asset Allocation Portfolios (and the relevant Underlying Portfolios) on a large scale. The Investment Managers may, however, seek to minimize the impact of certain discretionary transactions by structuring them over a reasonable period of time or through the enforcement of certain limits on redemptions of Underlying Portfolio shares. Despite these efforts, the relevant Underlying Portfolios may experience increased expenses as they buy and sell securities to respond to transactions initiated by the Asset Allocation Portfolios. An Underlying Portfolio's investment performance also may be adversely affected if it must buy and sell securities at inopportune times to respond to transactions initiated by an Asset Allocation Portfolio. In addition, because the Asset Allocation Portfolios may own a substantial portion of an Underlying Portfolio, a large-scale redemption initiated by one or more Asset Allocation Portfolio could cause an Underlying Portfolio's expense ratio to increase as such portfolio's fixed costs would be spread over a smaller asset base. As a result, these transactions could have an adverse effect on an Asset Allocation Portfolio which continues to remain invested in such Underlying Portfolios.

•  market risk

Market risk is the risk that the equity and fixed-income markets in which the Portfolios invest will experience market volatility and go down in value, including the possibility that a market will go down sharply and unpredictably. Common stocks are subject to market risk stemming from factors independent of any particular security. Investment markets fluctuate. All markets go through cycles, and market risk involves being on the wrong side of a cycle. Factors affecting market risk include political events, broad economic and social changes, and the mood of the investing public. You can see market risk in action during large drops in the stock market. If investor sentiment turns gloomy, the price of all stocks may decline. It may not matter that a particular company has great profits and its stock is selling at a relatively low price. If the overall market is dropping, the values of all stocks are likely to drop. Generally, the stock prices of large companies are more stable than the stock prices of smaller companies, but this is not always the case. Smaller companies often offer a smaller range of products and services than large companies. They may also have limited financial resources and may lack management depth. As a result, stocks issued by smaller companies may fluctuate in value more than the stocks of larger, more established companies.

•  selection risk

The risk that the securities, derivatives, and other instruments selected by a Portfolio's Subadviser will underperform the market, the relevant indices or other funds with similar investment objectives and investment strategies, or that securities sold short will experience positive price performance.

•  common and preferred stocks risk

Each Portfolio may invest in common and preferred stocks. Common and preferred stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on the company's income for purposes of receiving dividend payments and on the company's assets in the event of liquidation. Common and preferred stocks can experience sharp declines in value over short or extended periods of time, regardless of the success or failure of a company's operations. Stocks can decline for many reasons, including due to adverse economic, financial, or political developments and developments related to the particular company, the industry of which it is a part, or the securities markets generally.

•  investment style risk

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A Fund may outperform or underperform other funds that employ a different investment style. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Growth companies are often expected by investors to increase their earnings at a certain rate. When these expectations are not met, investors can punish the stocks inordinately even if earnings showed an absolute increase. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those that are undervalued in comparison to their peers due to adverse business developments or other factors.

•  small- and mid-capitalization company risk

Small company risk. The shares of small companies tend to trade less frequently than those of larger, more established companies, which can have an adverse effect on the pricing of these securities and on a Portfolio's ability to sell these securities. Such investments may be more volatile than investments in larger companies, as smaller companies generally experience higher growth and failure rates. The securities of smaller companies may be less liquid than others, which may make it difficult to sell a security at a time or price desired. Changes in the demand for these securities generally have a disproportionate effect on their market price, tending to make prices rise more in response to buying demand and fall more in response to selling pressure. In the case of small cap technology companies, the risks associated with technology company stocks, which tend to be more volatile than other sectors, are magnified.

Mid-capitalization company risk. The Portfolio may invest in securities of medium and new companies. Investments in intermediate capitalization size companies may be more volatile than investments in larger companies, as intermediate capitalization size companies generally experience higher growth and failure rates. The trading volume of these securities is normally lower than that of larger companies. Such securities may be less liquid than others and could make it difficult to sell a security at a time or price desired. Changes in the demand for these securities generally have a disproportionate effect on their market price, tending to make prices rise more in response to buying demand and fall more in response to selling pressure.

•  market sector/industry risk

Funds that emphasize investments in a particular market sector or industry like real estate are subject to an additional risk factor because they are generally less diversified than most equity funds. Property values may fall due to increasing vacancies or declining rents resulting from economic, demographic or legal developments.

•  portfolio turnover risk

A Portfolio may actively and frequently trade its portfolio securities to achieve its investment objective. This may occur due to active portfolio management by the Portfolio's Subadviser. High portfolio turnover results in higher transaction costs (such as brokerage commissions, dealer mark-ups and other transaction-related expenses), which can adversely affect a Portfolio's performance. Each Subadviser generally will not consider the length of time a Portfolio has held a particular security in making investment decisions. In fact, each Subadviser may engage in active trading on behalf of a Portfolio—that is, frequent trading of its securities—in order to take advantage of new investment opportunities or return differentials. Each Portfolio's turnover rate may be higher than that of other mutual funds due to the Subadviser's investment strategies.

In addition, certain Portfolios may be used in connection with certain living benefit programs, including, without limitation, certain "guaranteed minimum accumulation benefit" programs and certain "guaranteed minimum withdrawal benefit" programs. In order for Prudential to manage the guarantees offered in connection with these benefit programs, Prudential generally: (i) limits the number and types of variable sub-accounts in which contract holders may allocate their account values and (ii) requires contract holders to participate in certain specialized asset transfer programs. The use of these asset transfers may, however, result in large-scale asset flows into and out of the relevant Portfolios. Such asset transfers could adversely affect a Portfolio's investment performance by requiring the relevant Subadviser to purchase and sell securities at inopportune times and by otherwise limiting the ability of the relevant Subadviser to fully implement the Portfolio's investment strategies. In addition, these asset transfers may result in relatively small asset bases and relatively high transaction costs and operating expense ratios for a Portfolio compared to other similar funds.

SP Conservative Portfolio:

The SP Conservative Asset Allocation Portfolio, along with the SP Aggressive Growth Asset Allocation Portfolio and the SP Balanced Asset Allocation Portfolio, is one of several SP Portfolios known as the SP Asset Allocation Portfolios. The investment objectives and strategies of these Portfolios are described below.

Investment Objectives: The investment objective of each SP Asset Allocation Portfolio is to obtain the highest potential total return consistent with the specified level of risk tolerance. The definition of risk tolerance is not a fundamental policy and, therefore, can be changed by the Fund's Board of Trustees at any time.

The SP Asset Allocation Portfolios are "funds of funds." That means that each SP Asset Allocation Portfolio invests primarily in one or more mutual funds as described below. Other mutual funds in which in which an SP Asset Allocation Portfolio may invest are collectively referred to as the "Underlying Portfolios." Consistent with the investment objectives and policies of the SP Asset Allocation Portfolios, other mutual funds may from time to time may be added to, or removed from, the list of Underlying Portfolios that may be used in connection with the SP Asset Allocation Portfolios. As of March 1, 2009, the only Underlying Portfolios in which the SP Asset Allocation Portfolios are authorized to invest are other portfolios of the Fund, certain portfolios of another fund managed by PI and an affiliate, the AST International Value Portfolio, the AST Global Real Estate Portfolio, the AST Western Asset Core Plus Bond Portfolio, the AST Large-Cap Value Portfolio, the AST Small-Cap Growth Portfolio and certain money market funds advised by PI or its affiliates.

Each SP Asset Allocation Portfolio is subadvised by Quantitative Management Associates (QMA), Prudential Investment Management, Inc. (PIM), and Jennison Associates LLC (Jennison). Although QMA, PIM, and Jennison are subadvisers to each Portfolio, as of March 1, 2009 only QMA is providing subadvisory services to the Portfolios. In the future, PIM and/or Jennison may provide services to the Portfolios, subject to approval by the Fund's Board of Trustees. QMA currently provides the Portfolios and PI with investment advisory services relating to the underlying asset allocations of each Portfolio and the investments of each Portfolio.

Each SP Asset Allocation Portfolio actively allocates its assets by investing primarily in a combination of Underlying Portfolios. Each SP Asset Allocation Portfolio intends its strategy of investing primarily in combinations of Underlying Portfolios to result in investment diversification that an investor could otherwise achieve only by holding numerous investments. SP Asset Allocation Portfolio assets are expected to be invested in several Underlying Portfolios at any time. Each SP Asset Allocation Portfolio has a distinctive risk/return balance. Certain SP Asset Allocation Portfolios will be focused more heavily on Underlying Portfolios that invest primarily in equity securities while other SP Asset Allocation Portfolios will be focused more heavily on Underlying Portfolios that invest primarily in debt securities/money market instruments as set forth below.

PI and/or subadviser(s) may, at any time, change an SP Asset Allocation Portfolio's allocation of assets among Underlying Portfolios based on its assessment of macroeconomic, market, financial, security valuation, and other factors. PI and/or subadviser(s) also may rebalance an SP Asset Allocation Portfolio's investments to cause such investments to match the Underlying Portfolio allocation at any time.

The SP Asset Allocation Portfolios are not limited to investing exclusively in shares of the Underlying Portfolios. Each SP Asset Allocation Portfolio may also invest in other securities and investment instruments, including but not limited to equity securities, fixed income securities, options, futures contracts and other derivatives.

The performance of each SP Asset Allocation Portfolio depends on how its assets are allocated and reallocated among the Underlying Portfolios and other investments. A principal risk of investing in each SP

Asset Allocation Portfolio is that the manager will make less than optimal decisions regarding allocation of assets in the Underlying Portfolios. Because each of the SP Asset Allocation Portfolios generally invests a significant portion of its assets in Underlying Portfolios, the risks associated with each SP Asset Allocation Portfolio are closely related to the risks associated with the securities and other investments held by the Underlying Portfolios. The ability of each SP Asset Allocation Portfolio to achieve its investment objective will depend on the ability of the Underlying Portfolios to achieve their investment objectives.

Investors should choose an SP Asset Allocation Portfolio by determining which risk tolerance level most closely corresponds to their individual planning needs and objectives. While we make every effort to achieve our objectives for each SP Asset Allocation Portfolio, we can't guarantee success and it is possible that you could lose money.

Summary of Principal Risks:

•  asset allocation risk

Same as AST Preservation Portfolio above

•  derivatives risk

Certain Portfolios may, but are not required to, use derivative instruments for risk management purposes or as part of their investment strategies. Generally, a derivative is a financial contract, the value of which depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies, or currency exchange rates, and related indexes. Examples of derivatives (without limitation) include options, futures, forward agreements, swap agreements (including, but not limited to, interest rate and credit default swaps), and credit-linked securities. Portfolios may use derivatives to earn income and enhance returns, to manage or adjust their risk profile, to replace more traditional direct investments, or to obtain exposure to certain markets.

As open-end investment companies registered with the SEC, the AST Preservation Portfolio and the SP Conservative Portfolio are subject to the federal securities laws, including the 1940 Act, related rules, and various SEC and SEC staff positions. In accordance with these positions, with respect to certain kinds of derivatives, the Portfolios must "set aside" (referred to sometimes as "asset segregation") liquid assets, or engage in other SEC - or staff-approved measures, while the derivative contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the AST Preservation Portfolio and the SP Conservative Portfolio must cover their open positions by setting aside liquid assets equal to the contracts' full, notional value. With respect to forwards and futures that are contractually required to "cash-settle," however, the AST Preservation Portfolio and the SP Conservative Portfolio are permitted to set aside liquid assets in an amount equal to their respective daily marked-to-market (net) obligations, if any (i.e., such Portfolio's daily net liability, if any), rather than the notional value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the AST Preservation Portfolio and the SP Conservative Portfolio will have the ability to employ leverage to a greater extent than if such Portfolios were required to segregate assets equal to the full notional value of such contracts. The Trust and the Fund reserve the right to modify the asset segregation policies of the AST Preservation Portfolio and the SP Conservative Portfolio, respectively, in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

Derivatives are volatile and may be subject to significant price movement. The use of derivatives involves significant risks, including:

Credit risk. The risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Portfolio. For example, a Portfolio would be exposed to credit risk (and counterparty risk) to the extent it purchases protection against a default by a debt issuer and the swap counterparty does not maintain adequate reserves to cover such a default.

Currency risk. The risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

Leverage risk. The risk associated with certain types of investments or trading strategies that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

Liquidity risk. The risk that certain securities may be difficult or impossible to buy or sell at the time that the seller would like, or at the price that the seller believes the security is currently worth.

Additional risks: Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other instruments. Derivatives require investment techniques and risk analyses different from those of other investments. If a Subadviser incorrectly forecasts the value of securities, currencies, interest rates, or other economic factors in using derivatives, the Portfolio might have been in a better position if the Portfolio had not entered into the derivatives. While some strategies involving derivatives can protect against the risk of loss, the use of derivatives can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Portfolio investments. Derivatives also involve the risk of mispricing or improper valuation (i.e., the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate, index, or overall securities markets). Gains or losses involving some options, futures, and other derivatives may be substantial (for example, for some derivatives, it is possible for a Portfolio to lose more than the amount the Portfolio invested in the derivatives). Some derivatives tend to be more volatile than other investments, resulting in larger gains or losses in response to market changes.

•  fund of funds risk

Same as AST Preservation Portfolio above

•  subadviser selection risk for underlying portfolios

Same as AST Preservation Portfolio above

•  underlying portfolio selection risk

Same as AST Preservation Portfolio above

FEES AND EXPENSES

The following table describes the fees and expenses that Contract owners may pay if they invest in the Portfolios and the AST Portfolios, as well as the projected fees and expenses of the AST Portfolios after the Reorganization. The following table does not reflect any Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth below. The Contract charges will not change as a result of the Reorganization. See your Contract prospectus for more information about Contract charges.

Shareholder Fees (fees paid directly from your investment)

	SP Conservative Portfolio(1)	AST Preservation Portfolio(2)	AST Preservation Portfolio (Pro Forma Surviving)(3)
Maximum sales charge (load) imposed on purchases	NA*	NA*	NA*
Maximum deferred sales charge (load)	NA*	NA*	NA*
Maximum sales charge (load) imposed on reinvested dividends	NA*	NA*	NA*
Redemption Fee	NA*	NA*	NA*
Exchange Fee	NA*	NA*	NA*

*  Because SP Conservative Portfolio and AST Preservation Portfolio shares are purchased through variable insurance products, the prospectus of the relevant product should be carefully reviewed for information on the charges and expenses of those products. This table does not reflect any such charges; and the expenses shown would be higher if such charges were reflected.

Annual Portfolio Operating Expenses
(expenses that are deducted from Portfolio assets)

	SP Conservative Portfolio(1)	AST Preservation Portfolio(2)	AST Preservation Portfolio (Pro Forma Surviving)(3)
Management fees	0.05%	0.15%	0.15%
Distribution (12b-1) fees	None	None	None
Other expenses	0.03	0.02	0.02
Acquired portfolio fees & expenses	1.10	0.87	0.87
Total annual portfolio operating expenses	1.18%	1.04%	1.04%

(1)  Expenses are based upon the expenses for the SP Conservative Portfolio for the twelve months ended December 31, 2008.

(2)  Expenses are based upon the expenses for the AST Preservation Portfolio for the twelve months ended December 31, 2008. Shares of this AST Portfolio are purchased through variable insurance products. To the extent the Portfolio invests in Underlying Trust Portfolios, the Portfolio will not be directly subject to the 0.10% administrative services fee paid by the Trust to issuers of the variable insurance products offering this AST Portfolio for ongoing services to AST Portfolio shareholders, in lieu of the Trust providing such services directly to shareholders. The Underlying Trust Portfolios in which the Portfolio invests will, however, be subject to the administrative services fee.

(3)  The expenses for the AST Preservation Portfolio (Pro Forma Surviving) represent the estimated annualized expenses assuming the AST Preservation Portfolio had acquired all of the assets and assumed all of the liabilities of the SP Conservative Portfolio as of December 31, 2008. After the Reorganization, the investment advisory fee paid by the AST Preservation Portfolio (Pro Forma Surviving) will be at the AST Preservation Portfolio's contractual rate.

Expense Examples

The examples assume that you invest $10,000, that you receive a 5% return each year, and that the Portfolios' total operating expenses remain the same. Although your actual costs may be higher or lower, based on the above assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
SP Conservative Portfolio	$120	$375	$649	$1,432
AST Preservation Portfolio	$106	$331	$574	$1,271
AST Preservation Portfolio (Pro Forma Surviving)	$106	$331	$574	$1,271

PERFORMANCE

The bar charts below show the performance of each portfolio for each full calendar year the portfolio has been in operation. The first table below each bar chart shows the portfolio's best and worst quarters during the periods included in the bar chart.

This information may help provide an indication of each portfolio's risks by showing changes in performance from year to year and by comparing each portfolio's performance with that of a broad-based securities index. The charts and tables do not reflect Contract charges. If the Contract charges were included, the annual returns would have been lower than those shown. All figures assume reinvestment of dividends. Past performance does not necessarily indicate how a portfolio will perform in the future.

AST Preservation Asset Allocation Portfolio Annual Returns

Best Quarter	Worst Quarter
4.11%(3rd quarter of 2007)	-9.00% (4th quarter of 2008)

Average annual total returns for periods ended 12/31/08

	1 year	Since Inception (12/5/05)
Portfolio	-19.48%	-1.66%
Standard & Poor's 500 Index*	-36.99%	-8.13%
Blended Index**	-12.06%	1.10%
Secondary Blended Index***	-11.44%	0.91%

*  The Standard & Poor's 500 Composite Stock Price Index (Standard & Poor's 500 Index)—an unmanaged index of 500 stocks of large U.S. companies—gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the AST Preservation Portfolio.

**  Primary Blended Index consists of Russell 3000 Index (28%), MSCI EAFE Index (GD) (7%), and Barclays Capital Aggregate Bond Index (65%). The GD (gross dividends) version of the MSCI EAFE Index does not reflect the impact of withholding taxes on reinvested dividends. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the AST Preservation Portfolio.

***  Secondary Blended Index consists of the Standard & Poor's 500 Index (35%) and the Barclays Capital Aggregate Bond Index (65%). These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the AST Preservation Portfolio.

SP Conservative Asset Allocation Portfolio Annual Returns

Annual Returns (Class I Shares)

Best Quarter	Worst Quarter
8.59% (2nd quarter of 2003)	-8.59% (3rd quarter of 2008)

Average annual total returns for periods ended 12/31/08

	1 Year	5 Years	Since Inception (9/22/00)
Class I Shares	-20.21%	1.81%	2.29%
S&P 500 Index*	-36.99%	-2.19%	-3.76%
Primary Conservative AA Custom Blended Index**	-14.35%	2.56%	2.84%
Secondary Conservative AA Custom Blended Index***	-13.65%	2.08%	2.37%
Lipper Variable Insurance Products (VIP) Mixed-Asset Target Allocation Moderate Funds Average****	-25.34%	-0.03%	0.34%

*  The Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index)—an unmanaged index of 500 stocks of large U.S. companies—gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the SP Conservative Portfolio.

**  The Primary Conservative AA Custom Blended Index consists of the Russell 3000 Index (32%), Barclays Capital U.S. Aggregate Bond Index (60%) and MSCI EAFE Index (GD) (8%). The Primary Conservative AA Custom Blended Index utilizes the MSCI EAFE Index GD (gross dividends) version of the MSCI EAFE Index which does not reflect the impact of withholding taxes on reinvested dividends and generally reflects higher returns. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the SP Conservative Portfolio.

***  The Secondary Conservative AA Custom Blended Index consists of the Standard & Poor's 500 Index (40%) and the Barclays Capital Aggregate Bond Index (60%). These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the SP Conservative Portfolio.

****  The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the SP Conservative Portfolio.

CAPITALIZATIONS OF THE SP CONSERVATIVE & AST PRESERVATION ASSET ALLOCATION PORTFOLIOS BEFORE AND AFTER THE REORGANIZATION

The following tables set forth as of December 31, 2008: (i) the capitalization of the SP Conservative Portfolio, (ii) the capitalization of the AST Preservation Asset Allocation Portfolio and (iii) the pro forma capitalization of the AST Preservation Asset Allocation Portfolio as adjusted to give effect to the Reorganization.

	SP Conservative Portfolio (unaudited)	AST Preservation Portfolio (unaudited)	Adjustments		AST Preservation Portfolio (Pro Forma Surviving) (unaudited)
Net assets	$421,800,338	$1,340,815,581	$(72,000	)(a)	$1,762,543,919
Total shares outstanding	47,458,627	147,402,332	(1,114,854	)(b)	193,746,105
Net asset value per share	$8.89	$9.10			$9.10

(a)  Reflects the estimated Reorganization expenses of $72,000 attributable to the SP Conservative Portfolio.

(b)  Reflects the change in shares of the SP Conservative Portfolio upon conversion into the AST Preservation Portfolio. Shareholders of the SP Conservative Portfolio would become shareholders of the AST Preservation Portfolio, receiving shares of the AST Preservation Portfolio equal to the value of their holdings in the SP Conservative Portfolio immediately prior to the reorganization.

DIVERSIFIED CONSERVATIVE GROWTH—AST PRESERVATION ASSET ALLOCATION REORGANIZATION SUMMARY

This section summarizes the investment policies of the AST Preservation Asset Allocation Portfolio and the Diversified Conservative Growth Portfolio and the differences between them. For a more detailed description of the investment policies, strategies, risks, and investment restrictions of the AST Preservation Asset Allocation Portfolio, you should read the Prospectus for that portfolio that is incorporated by reference as a part of Exhibit B. For additional information about both portfolios, please refer to the documents described in "Additional Information About the Fund, the Trust and the Portfolios," below.

INVESTMENT OBJECTIVES AND STRATEGIES OF DIVERSIFIED CONSERVATIVE GROWTH PORTFOLIO AND AST PRESERVATION ASSET ALLOCATION PORTFOLIO

The investment objective of Diversified Conservative Growth Portfolio is current income and a reasonable level of capital appreciation. The investment objective of the AST Preservation Asset Allocation Portfolios is to obtain the highest potential total return consistent with a specified level of risk tolerance. There can be no assurance that either Portfolio will achieve its investment objective. After the Reorganization is completed, it is expected that the AST Preservation Asset Allocation Portfolio will be managed according to the investment objective and policies in effect immediately prior to the Reorganization.

AST Preservation Portfolio:

The AST Preservation Asset Allocation Portfolio, along with the AST Aggressive Asset Allocation Portfolio and the AST Balanced Asset Allocation Portfolio, is one of several AST Portfolios known as the AST Dynamic Asset Allocation Portfolios. The investment objectives and strategies of these AST Portfolios are described below.

Investment Objective: The investment objective of each AST Portfolio is to obtain the highest potential total return consistent with its specified level of risk tolerance. The investment objective and the definition of risk tolerance level are not fundamental policies for any of these AST Portfolios and, therefore, can be changed by the Board of Trustees of the Portfolio at any time.

These AST Portfolios are "funds of funds." That means that each AST Portfolio invests primarily in one or more mutual funds in accordance with its own asset allocation strategy. Other mutual funds in which they may invest are collectively referred to as the "Underlying Portfolios." Consistent with the investment objectives and policies of the AST Portfolios, other mutual funds may from time to time may be added to, or removed from, the list of Underlying Portfolios that may be used in connection with the AST Portfolios. Currently, the only Underlying Portfolios in which they invest are other portfolios of the Trust and certain money market funds advised by the manager or one of its affiliates.

The asset allocation strategy for each AST Portfolio is determined by Prudential Investments, LLC (PI) and Quantitative Management Associates LLC (QMA). As a general matter, QMA will begin by constructing a neutral allocation for each AST Portfolio. Each neutral allocation initially divides the assets for the corresponding Portfolio across three broad-based securities benchmark indexes. These three benchmark indexes are the Russell 3000 Index, which generally serves as a proxy for domestic equities markets, the MSCI EAFE Index, which generally serves as a proxy for international equities markets, and the Barclays Capital U.S. Aggregate Bond Index, which generally serves a proxy for the investment-grade domestic bond market. Generally, the neutral allocation for the more aggressive AST Portfolios will emphasize investments in the equity asset class while the neutral allocation for the more conservative portfolios will emphasize investments in the debt/money market asset class. The selection of specific combinations of Underlying Portfolios for each AST Portfolio generally will be determined by PI. PI will employ various quantitative and qualitative research methods to establish weighted combinations of Underlying Portfolios that are consistent with the neutral allocation for each AST Portfolio. QMA will then perform its own forward-looking assessment of macroeconomic, market, financial, security valuation, and other factors. As a result of this assessment, QMA will further adjust the neutral allocation and the preliminary Underlying Portfolio weights for each AST Portfolio based upon its views on certain factors, including, but not limited to, the following:

•  asset class (i.e., increase or decrease allocation to Underlying Portfolios focusing primarily on equity or debt securities)

•  geographic focus (i.e., increase or decrease allocation to Underlying Portfolios focusing primarily on domestic or international issuers)

•  investment style (i.e., increase or decrease allocation to Underlying Portfolios focusing primarily on securities with value, growth, or core characteristics)

•  market capitalization (i.e., increase or decrease allocation to Underlying Portfolios focusing primarily on small-cap, mid-cap, or large-cap issuers) and

•  "off-benchmark" factors (e.g., add exposure to asset sub-classes or investment categories generally not captured in the neutral allocation such as real estate, natural resources, global bonds, limited maturity bonds, high-yield bonds (also referred to as "junk bonds"), or cash.

PI and QMA currently expect that any changes to the asset allocation and Underlying Portfolio weights will be effected within certain pre-determined ranges. Consistent with each AST Portfolio's principal investment policies, PI and QMA may, however, change the asset allocation and Underlying Portfolio weights both within and beyond such predetermined ranges at any time in their sole discretion. In addition, PI and QMA may, at any time in their sole discretion, rebalance an AST Portfolio's investments to cause its composition to match the asset allocation and Underlying Portfolio weights. Although PI and AST Investment serve as the manager of the Underlying Portfolios, the day-to-day investment management of the Underlying Portfolios is the responsibility of the relevant subadvisers.

The Dynamic Asset Allocation Portfolios are not limited to investing exclusively in shares of the Underlying Portfolios. Each of these AST Portfolios is permitted under current law to invest in "securities" as defined under the 1940 Act. For these purposes, the term "securities" includes, without limitation, shares of common or preferred stock, warrants, security futures, notes, bonds, debentures, any put, call, straddle, option, or privilege on any security or on any group or index of securities, or any put, call, straddle, option, or privilege entered into on a national securities exchange relating to a foreign currency. In addition, the Investment Managers and the Trust have received exemptive relief from the SEC to permit these AST Portfolios (among others) to invest in derivative instruments that are not classified as securities under the federal securities laws, including, without limitation, futures contracts, forwards, and swap agreements. Up to approximately 5% of each AST Portfolio's net assets will be allocated to: (i) index futures, other futures contracts, and options thereon to provide liquid exposure to the applicable equity and fixed-income benchmark indices and (ii) cash, money market equivalents, short-term debt instruments, money market funds, and short-term debt funds to satisfy all applicable margin requirements for the futures contracts and to provide additional portfolio liquidity to satisfy large-scale redemptions and any variation margin calls with respect to the futures contracts. The AST Portfolios may also invest in ETFs for additional exposure to relevant markets.

While we make every effort to achieve our objective, we cannot guarantee success. It is possible you could lose money.

Principal Risks:

•  asset allocation risk

Asset allocation risk is the risk that a Subadviser may allocate assets to an asset class that underperforms other asset classes. For example, an Asset Allocation Portfolio may be overweighed in the equity asset class when the stock market is falling and the fixed-income market is rising. Likewise, an Asset Allocation Portfolio may be overweighed in the fixed-income asset class when the stock market is falling and the equity markets are rising.

•  asset transfer program risk

Each Portfolio may be used in connection with certain living benefit programs, including, without limitation, certain "guaranteed minimum accumulation benefit" programs and certain "guaranteed minimum withdrawal benefit" programs. In order for Prudential to manage the guarantees offered in connection with these benefit programs, Prudential generally: (i) limits the number and types of variable sub-accounts in which contract holders may allocate their account values (referred to in this Prospectus as the Permitted Sub-Accounts) and (ii) requires contract holders to participate in certain specialized asset transfer programs. Under these asset transfer programs, Prudential will monitor each contract owner's account value from time to time and, if necessary, will systematically transfer amounts between the Permitted Sub-Accounts and the Portfolios as dictated by certain non-discretionary mathematical formulas. These mathematical formulas will generally focus on the amounts guaranteed at specific future dates or the present value of the estimated lifetime payments to be made, as applicable. The asset transfer programs are an important part of the guarantees offered in connection with the applicable living benefit programs.

As an example of how these asset transfer programs will operate under certain market environments, a downturn in the equity markets (i.e., a reduction in a contract holder's account value within the Permitted Sub-Accounts) and certain market return scenarios involving "flat" returns over a period of time may cause Prudential to transfer some or all of such contract owner's account value to a Portfolio. In general terms, such transfers are designed to ensure that an appropriate percentage of the projected guaranteed amounts are offset by assets in investments like the Portfolios.

Such asset transfers may, however, result in large-scale asset flows into and out of the Portfolios and subject the Portfolios to certain risks. Such asset transfers could adversely affect a Portfolio's investment performance by requiring the Subadviser to purchase and sell securities at inopportune times and by otherwise limiting the Subadviser's ability to fully implement the Portfolio's investment strategies. In addition, these asset transfers may result in relatively small asset bases and relatively high operating expense ratios for the Portfolios compared to other similar funds.

For more information on the relevant living benefit programs and asset transfer programs, please see your contract prospectus.

•  underlying portfolio selection risk

Underlying Portfolio selection risk is the risk that the Underlying ETFs selected by the Subadvisers and the Underlying Portfolios selected by PI will underperform relevant markets, relevant indices, or other mutual funds with similar investment objectives and strategies.

•  subadviser selection risk for underlying portfolios

The Investment Managers have engaged the Subadvisers to conduct the investment programs of the Underlying Portfolio, including the purchase, retention and sale of portfolio securities and investments. Subadvisory fees are paid by the Investment Managers to the relevant Subadvisers out of the management fees received by the Investment Managers from the Underlying Portfolios. Because the amount of fees to be retained by the Investment Managers will differ depending upon which Underlying Portfolios are used in connection with the Funds of Funds, it is possible that the interests of the Investment Managers and Contract owners could conflict. In addition, the Investment Managers may have an incentive to take into account the effect on an Underlying Portfolio in which a Fund of Funds may invest in determining whether, and under what circumstances, to purchase or sell shares in that Underlying Portfolio. As a result, it is possible that the interests of the Underlying Portfolio may not be consistent with those of a Fund of Funds.

Each Fund of Funds' investments in the Underlying Portfolios will also be subject to subadviser selection risk. Subadviser selection risk is the risk that the Investment Managers' decision to select or replace a subadviser for an Underlying Portfolio does not produce the intended result. The

Investment Managers, however, are not responsible for the day-to-day management of the Underlying Portfolios.

•  fund of funds risk

The Asset Allocation Portfolios invest primarily or exclusively in other Portfolios of the Fund (collectively, the Underlying Portfolios). Underlying Portfolios may experience relatively large mandatory or discretionary purchases and sales from one or more of the Asset Allocation Portfolios. The use of the Asset Allocation Portfolios in connection with certain variable annuity living benefit programs may result in mandatory asset flows into and out of the Asset Allocation Portfolios (and the relevant Underlying Portfolios) on a large scale. The Investment Managers may, however, seek to minimize the impact of certain discretionary transactions by structuring them over a reasonable period of time or through the enforcement of certain limits on redemptions of Underlying Portfolio shares. Despite these efforts, the relevant Underlying Portfolios may experience increased expenses as they buy and sell securities to respond to transactions initiated by the Asset Allocation Portfolios. An Underlying Portfolio's investment performance also may be adversely affected if it must buy and sell securities at inopportune times to respond to transactions initiated by an Asset Allocation Portfolio. In addition, because the Asset Allocation Portfolios may own a substantial portion of an Underlying Portfolio, a large-scale redemption initiated by one or more Asset Allocation Portfolio could cause an Underlying Portfolio's expense ratio to increase as such portfolio's fixed costs would be spread over a smaller asset base. As a result, these transactions could have an adverse effect on an Asset Allocation Portfolio which continues to remain invested in such Underlying Portfolios.

•  market risk

Market risk is the risk that the equity and fixed-income markets in which the Portfolios invest will experience market volatility and go down in value, including the possibility that a market will go down sharply and unpredictably. Common stocks are subject to market risk stemming from factors independent of any particular security. Investment markets fluctuate. All markets go through cycles, and market risk involves being on the wrong side of a cycle. Factors affecting market risk include political events, broad economic and social changes, and the mood of the investing public. You can see market risk in action during large drops in the stock market. If investor sentiment turns gloomy, the price of all stocks may decline. It may not matter that a particular company has great profits and its stock is selling at a relatively low price. If the overall market is dropping, the values of all stocks are likely to drop. Generally, the stock prices of large companies are more stable than the stock prices of smaller companies, but this is not always the case. Smaller companies often offer a smaller range of products and services than large companies. They may also have limited financial resources and may lack management depth. As a result, stocks issued by smaller companies may fluctuate in value more than the stocks of larger, more established companies.

•  selection risk

The risk that the securities, derivatives, and other instruments selected by a Portfolio's Subadviser will underperform the market, the relevant indices or other funds with similar investment objectives and investment strategies, or that securities sold short will experience positive price performance.

•  common and preferred stocks risk

Each Portfolio may invest in common and preferred stocks. Common and preferred stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on the company's income for purposes of receiving dividend payments and on the company's assets in the event of liquidation. Common and preferred stocks can experience sharp declines in value over short or extended periods of time, regardless of the success or failure of a company's operations. Stocks can decline for many reasons, including due to adverse economic, financial, or political developments and developments related to the particular company, the industry of which it is a part, or the securities markets generally.

•  investment style risk

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A Fund may outperform or underperform other funds that employ a different investment style. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Growth companies are often expected by investors to increase their earnings at a certain rate. When these expectations are not met, investors can punish the stocks inordinately even if earnings showed an absolute increase. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those that are undervalued in comparison to their peers due to adverse business developments or other factors.

•  small- and mid-capitalization company risk

Small company risk. The shares of small companies tend to trade less frequently than those of larger, more established companies, which can have an adverse effect on the pricing of these securities and on a Portfolio's ability to sell these securities. Such investments may be more volatile than investments in larger companies, as smaller companies generally experience higher growth and failure rates. The securities of smaller companies may be less liquid than others, which may make it difficult to sell a security at a time or price desired. Changes in the demand for these securities generally have a disproportionate effect on their market price, tending to make prices rise more in response to buying demand and fall more in response to selling pressure. In the case of small cap technology companies, the risks associated with technology company stocks, which tend to be more volatile than other sectors, are magnified.

Mid-capitalization company risk. The Portfolio may invest in securities of medium and new companies. Investments in intermediate capitalization size companies may be more volatile than investments in larger companies, as intermediate capitalization size companies generally experience higher growth and failure rates. The trading volume of these securities is normally lower than that of larger companies. Such securities may be less liquid than others and could make it difficult to sell a security at a time or price desired. Changes in the demand for these securities generally have a disproportionate effect on their market price, tending to make prices rise more in response to buying demand and fall more in response to selling pressure.

•  market sector/industry risk

Funds that emphasize investments in a particular market sector or industry like real estate are subject to an additional risk factor because they are generally less diversified than most equity funds. Property values may fall due to increasing vacancies or declining rents resulting from economic, demographic or legal developments.

•  portfolio turnover risk

A Portfolio may actively and frequently trade its portfolio securities to achieve its investment objective. This may occur due to active portfolio management by the Portfolio's Subadviser. High portfolio turnover results in higher transaction costs (such as brokerage commissions, dealer mark-ups and other transaction-related expenses), which can adversely affect a Portfolio's performance. Each Subadviser generally will not consider the length of time a Portfolio has held a particular security in making investment decisions. In fact, each Subadviser may engage in active trading on behalf of a Portfolio—that is, frequent trading of its securities—in order to take advantage of new investment opportunities or return differentials. Each Portfolio's turnover rate may be higher than that of other mutual funds due to the Subadviser's investment strategies.

In addition, certain Portfolios may be used in connection with certain living benefit programs, including, without limitation, certain "guaranteed minimum accumulation benefit" programs and certain "guaranteed minimum withdrawal benefit" programs. In order for Prudential to manage the guarantees offered in connection with these benefit programs, Prudential generally: (i) limits the number and types of variable sub-accounts in which contract holders may allocate their account values and (ii) requires contract holders to participate in certain specialized asset transfer programs. The use of these asset transfers may, however, result in large-scale asset flows into and out of the relevant Portfolios. Such asset transfers could adversely affect a Portfolio's investment performance by requiring the relevant Subadviser to purchase and sell securities at inopportune times and by otherwise limiting the ability of the relevant Subadviser to fully implement the Portfolio's investment strategies. In addition, these asset transfers may result in relatively small asset bases and relatively high transaction costs and operating expense ratios for a Portfolio compared to other similar funds.

Conservative Growth Portfolio

Investment Objective: current income and a reasonable level of capital appreciation.

The Portfolio invests in a diversified portfolio of debt and equity securities. Up to 35% of the Portfolio's total assets may be invested in high-yield/high-risk debt securities (commonly known as "junk bonds"), which are riskier than high-grade securities. The Portfolio may invest in foreign securities, including debt obligations of issuers in emerging markets. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

Summary of Principal Risks:

•  asset-backed securities risk

Asset-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables. Like traditional fixed-income securities, the value of asset-backed securities typically increases when interest rates fall and decreases when interest rates rise. Certain asset-backed securities may also be subject to the risk of prepayment. In a period of declining interest rates, borrowers may pay what they owe on the underlying assets more quickly than anticipated. Prepayment reduces the yield to maturity and the average life of the asset-backed securities. In addition, when a Portfolio reinvests the proceeds of a prepayment it may receive a lower interest rate. Asset-backed securities may also be subject to extension risk, that is, the risk that, in a period of rising interest rates, prepayments may occur at a slower rate than expected. As a result, the average duration of the portfolio of a Portfolio may increase. The value of longer-term securities generally changes more in response to changes in interest rates than shorter-term securities.

•  company risk

The price of the stock of a particular company can vary based on a variety of factors, such as the company's financial performance, changes in management and product trends, and the potential for takeover and acquisition. This is especially true with respect to equity securities of smaller companies, whose prices may go up and down more than equity securities of larger, more established companies. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for a Portfolio to sell securities at a desirable price. Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

•  credit risk

Each Portfolio is also subject to credit risk to the extent it invests in fixed-income securities. Credit risk is the risk that an issuer of securities will be unable to pay principal and interest when due, or that the value of the security will suffer because investors believe the issuer is less able to make required principal and interest payments. This is broadly gauged by the credit ratings of the securities in which each Portfolio invests. However, ratings are only the opinions of the agencies issuing them and are not absolute guarantees as to quality. The lower the rating of a debt security held by a Portfolio, the greater the degree of credit risk that is perceived to exist by the rating agency with respect to that security. Although debt obligations rated BBB by S&P, Baa by Moody's, or BBB by Fitch, are regarded as investment-grade, such obligations have speculative characteristics and are riskier than higher-rated securities. Adverse economic developments are more likely to affect the payment of interest and principal on debt obligations rated BBB/Baa than on higher rated debt obligations. Non-investment grade debt—also known as "high-yield bonds" or "junk bonds"—have a higher risk of default and tend to be less liquid than higher-rated securities. Increasing the amount of Portfolio assets allocated lower-rated securities generally will increase the credit risk to which the Portfolio is subject. Information on the ratings issued to debt securities by certain rating agencies is included in Appendix I to the Statement of Additional Information (SAI) of the Fund. Not all securities are rated. In the event that the relevant rating agencies assign different ratings to the same security, the Portfolio's Subadviser will determine which rating it believes best reflects the security's quality and risk at that time.

•  currency and exchange risk

The risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

•  derivatives risk

Certain Portfolios may, but are not required to, use derivative instruments for risk management purposes or as part of their investment strategies. Generally, a derivative is a financial contract, the value of which depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies, or currency exchange rates, and related indexes. Examples of derivatives (without limitation) include options, futures, forward agreements, swap agreements (including, but not limited to, interest rate and credit default swaps), and credit-linked securities. Portfolios may use derivatives to earn income and enhance returns, to manage or adjust their risk profile, to replace more traditional direct investments, or to obtain exposure to certain markets.

As open-end investment companies registered with the SEC, the AST Preservation Portfolio and the Conservative Growth Portfolio are subject to the federal securities laws, including the 1940 Act, related rules, and various SEC and SEC staff positions. In accordance with these positions, with respect to certain kinds of derivatives, the Portfolios must "set aside" (referred to sometimes as "asset segregation") liquid assets, or engage in other SEC - or staff-approved measures, while the derivative contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the AST Preservation Portfolio and the Conservative Growth Portfolio must cover their open positions by setting aside liquid assets equal to the contracts' full, notional value. With respect to forwards and futures that are contractually required to "cash-settle," however, the AST Preservation Portfolio and the Conservative Growth Portfolio are permitted to set aside liquid assets in an amount equal to their respective daily marked-to-market (net) obligations, if any (i.e., such Portfolio's daily net liability, if any), rather than the notional value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the AST Preservation Portfolio and the Conservative Growth Portfolio will have the ability to employ leverage to a greater extent than if such Portfolios were required to segregate assets equal to the full notional value of such contracts. The Trust and the Fund reserve the right to modify the asset segregation policies of the AST Preservation Portfolio and the Conservative Growth Portfolio, respectively, in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

Derivatives are volatile and may be subject to significant price movement. The use of derivatives involves significant risks, including:

Credit risk. The risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Portfolio. For example, a

Portfolio would be exposed to credit risk (and counterparty risk) to the extent it purchases protection against a default by a debt issuer and the swap counterparty does not maintain adequate reserves to cover such a default.

Currency risk. The risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

Leverage risk. The risk associated with certain types of investments or trading strategies that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

Liquidity risk. The risk that certain securities may be difficult or impossible to buy or sell at the time that the seller would like, or at the price that the seller believes the security is currently worth.

Additional risks: Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other instruments. Derivatives require investment techniques and risk analyses different from those of other investments. If a Subadviser incorrectly forecasts the value of securities, currencies, interest rates, or other economic factors in using derivatives, the Portfolio might have been in a better position if the Portfolio had not entered into the derivatives. While some strategies involving derivatives can protect against the risk of loss, the use of derivatives can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Portfolio investments. Derivatives also involve the risk of mispricing or improper valuation (i.e., the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate, index, or overall securities markets). Gains or losses involving some options, futures, and other derivatives may be substantial (for example, for some derivatives, it is possible for a Portfolio to lose more than the amount the Portfolio invested in the derivatives). Some derivatives tend to be more volatile than other investments, resulting in larger gains or losses in response to market changes.

•  foreign investment risk

Investing in foreign securities generally involves more risk than investing in securities of U.S. issuers. Foreign investment risk includes the specific risks described below:

Currency risk. Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio and the amount of income available for distribution. Currency exchange rates can be volatile and affected by, among other factors, the general economic conditions of a country, the actions of the U.S. and non-U.S. governments or central banks, the imposition of currency controls, and speculation. A security may be denominated in a currency that is different from the currency of the country where the issuer is domiciled. Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio and the amount of income available for distribution.

Emerging market risk. To the extent that a Portfolio invests in emerging markets to enhance overall returns, it may face higher political, information, and stock market risks. In addition, profound social changes and business practices that depart from norms in developed countries' economies have sometimes hindered the orderly growth of emerging economies and their stock markets in the past. High levels of debt may make emerging economies heavily reliant on foreign capital and vulnerable to capital flight.

Foreign market risk. Foreign markets, especially those in developing countries, tend to be more volatile than U.S. markets and are generally not subject to regulatory requirements comparable to those in the U.S. Because of differences in accounting standards and custody and settlement practices, investing in foreign securities generally involves more risk than investing in securities of U.S. issuers.

Information risk. Financial reporting standards for companies based in foreign markets usually differ from those in the United States. Since the "numbers" themselves sometimes mean different things,

each Subadviser devotes research effort to understanding and assessing the impact of these differences upon a company's financial conditions and prospects.

Liquidity risk. Stocks that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active stocks. This liquidity risk is a factor of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the U.S. market. This can make buying and selling certain shares more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In certain situations, it may become virtually impossible to sell a stock in an orderly fashion at a price that approaches an estimate of its value.

Political developments. Political developments may adversely affect the value of a Portfolio's foreign securities.

Political risk. Some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits.

Regulatory risk. Some foreign governments regulate their exchanges less stringently, and the rights of shareholders may not be as firmly established.

Taxation risk. Many foreign markets are not as open to foreign investors as U.S. markets. Each Portfolio may be required to pay special taxes on gains and distributions that are imposed on foreign investors. Payment of these foreign taxes may reduce the investment performance of a Portfolio.

•  hedging risk

The decision as to whether and to what extent a Portfolio will engage in hedging transactions to hedge against such risks as credit risk, currency risk, counterparty risk, and interest rate risk will depend on a number of factors, including prevailing market conditions, the composition of such portfolio and the availability of suitable transactions. Accordingly, no assurance can be given that a Portfolio will engage in hedging transactions at any given time or from time to time, even under volatile market environments, or that any such strategies, if used, will be successful. Hedging transactions involve costs and may result in losses.

•  high yield risk

Portfolios that invest in high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") may be subject to greater levels of interest rate, credit and liquidity risk than Portfolios that do not invest in such securities. High-yield securities are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for high-yield securities and reduce a Portfolio's ability to sell its high-yield securities (liquidity risk). In addition, the market for lower-rated bonds may be thinner and less active than the market for higher-rated bonds, and the prices of lower-rated bonds may fluctuate more than the prices of higher-rated bonds, particularly in times of market stress.

•  inflation-indexed securities risk

Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on these bonds is fixed at issuance, and is generally lower than the interest rate on typical bonds. Over the life of the bond, however, this interest will be paid based on a principal value that has been adjusted for inflation. Repayment of the adjusted principal upon maturity may be guaranteed, but the market value of the bonds is not guaranteed, and will fluctuate. Each Portfolio may have exposure to inflation-indexed bonds that do not provide a repayment guarantee. While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to losses.

•  interest rate risk

Each Portfolio investing in fixed-income securities is subject to interest rate risk. Interest rate risk is the risk that the rates of interest income generated by the fixed-income investments of a Portfolio may decline due to a decrease in market interest rates and that the market prices of the fixed-income investments of a Portfolio may decline due to an increase in market interest rates. Generally, the longer the maturity of a fixed-income security, the greater is the negative effect on its value when rates increase. As a result, mutual funds with longer durations and longer weighted average maturities generally have more volatile share prices than funds with shorter durations and shorter weighted average maturities. The prices of debt obligations generally move in the opposite direction to that of market interest rates.

•  leveraging risk

Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment contracts. The use of derivatives may also create leveraging risks. To mitigate leveraging risk, a Subadviser can segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause a Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a Portfolio to be more volatile than if the Portfolio had not been leveraged. This volatility occurs because leveraging tends to exaggerate the effect of any increase or decrease in the value of a Portfolio's securities.

•  liquidity risk

Liquidity risk exists when particular investments are difficult to purchase or sell. Liquidity risk may result if an investment trades in lower volumes. Liquidity risk may also result if a Portfolio makes investments that become less liquid in response to market developments or adverse investor perceptions. When there are few willing buyers and investments cannot be readily sold at the desired time or price, a Portfolio may have to accept a lower price or may not be able to sell the investment at all. An inability to sell a portfolio position can adversely affect a Portfolio's return by causing a decrease in the value of the investment or by preventing the Portfolio from being able to take advantage of other investment opportunities. Portfolios with principal investment strategies that involve foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Each Portfolio generally may invest up to 15% of its net assets in illiquid securities. The relevant Subadviser will seek to maintain an adequate level of portfolio liquidity, based on all relevant facts and circumstances, with consideration given to the Portfolio's exposure to illiquid securities in the event the market value of such securities exceeds 10% or 15% (as applicable) of the Portfolio's net assets as a result of a decline in the market value of the Portfolio.

•  management risk

Actively managed investment portfolios are subject to management risk. Each Subadviser will apply investment techniques and risk analyses in making investment decisions for the Portfolios, but there can be no guarantee that these will produce the desired results.

•  market risk

Same as AST Preservation Portfolio above

•  mortgage risk

Mortgage-backed securities represent the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans and are subject to certain risks. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Portfolio that has exposure to mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Portfolio because such portfolio will have to reinvest that money at the lower prevailing interest rates.

Most mortgage-backed securities are issued by federal government agencies such as Ginnie Mae, or by government sponsored enterprises such as Freddie Mac or Fannie Mae. Principal and interest payments on mortgage-backed securities issued by the federal government and some Federal government agencies, such as Ginnie Mae, are guaranteed by the Federal government and backed by the full faith and credit of the United States. Mortgage-backed securities issued by other government agencies or government sponsored enterprises, such as Freddie Mac or Fannie Mae, are backed only by the credit of the government agency or enterprise and are not backed by the full faith and credit of the United States. Fannie Mae and Freddie Mac are authorized to borrow from the U.S. Treasury to meet their obligations. Although the U.S. government has provided financial support to Fannie Mae and Freddie Mac, there can be no assurance that it will support these or other government-sponsored enterprises in the future. Private mortgage-backed securities are issued by private corporations rather than government agencies and are subject to credit risk and interest rate risk. The risks associated with investments in mortgage-related securities, particularly credit risk and liquidity risk, are heightened for investments in sub-prime mortgage-related securities.

•  portfolio turnover risk

Same as AST Preservation Portfolio above

•  prepayment risk

Prepayment or call risk is the risk that issuers will prepay fixed-rate obligations held by a Portfolio when interest rates fall, forcing the Portfolio to reinvest in obligations with lower interest rates than the original obligations. Mortgage-related securities and asset-backed securities are particularly subject to prepayment risk.

•  short sales risk

A Portfolio that enters into short sales, which involves selling a security it does not own in anticipation that the security's price will decline, exposes the Portfolio to the risk that it will be required to buy the security sold short (also known as "covering" the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Portfolio. Theoretically, the amount of these losses can be unlimited, although for fixed-income securities an interest rate of 0% forms an effective limit on how high a securities' price would be expected to rise. Although certain Portfolios may try to reduce risk by holding both long and short positions at the same time, it is possible that a Portfolio's securities held long will decline in value at the same time that the value of the Portfolio's securities sold short increases, thereby increasing the potential for loss.

The Portfolio is managed by Pacific Investment Management Company LLC, Prudential Investment Management, Inc., Jennison Associates, LLC, EARNEST Partners LLC and Eagle Asset Management, Inc.

FEES AND EXPENSES

The following table describes the fees and expenses that Contract owners may pay if they invest in the Portfolios and the AST Portfolios, as well as the projected fees and expenses of the AST Portfolios after the Reorganization. The following table does not reflect any Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth below. The Contract charges will not change as a result of the Reorganization. See your Contract prospectus for more information about Contract charges.

Shareholder Fees (fees paid directly from your investment)

	Conservative Growth Portfolio(1)	AST Preservation Portfolio(2)	AST Preservation Portfolio (Pro Forma Surviving)(3)
Maximum sales charge (load) imposed on purchases	NA*	NA*	NA*
Maximum deferred sales charge (load)	NA*	NA*	NA*
Maximum sales charge (load) imposed on reinvested dividends	NA*	NA*	NA*
Redemption Fee	NA*	NA*	NA*
Exchange Fee	NA*	NA*	NA*

*  Because Conservative Growth Portfolio and AST Preservation Asset Allocation Portfolio shares are purchased through variable insurance products, the prospectus of the relevant product should be carefully reviewed for information on the charges and expenses of those products. This table does not reflect any such charges; and the expenses shown would be higher if such charges were reflected.

Annual Portfolio Operating Expenses
(expenses that are deducted from portfolio assets)

	Conservative Growth Portfolio(1)	AST Preservation Portfolio(2)	AST Preservation Portfolio (Pro Forma Surviving)(3)
Management fees	0.75%	0.15%	0.15%
Distribution (12b-1) fees	None	None	None
Other expenses	0.48	0.02	0.02
Acquired portfolio fees & expenses	None	0.87	0.87
Total annual portfolio operating expenses	1.23%	1.04%	1.04%

(1)  Expenses are based upon the expenses for the Conservative Growth Portfolio for the twelve months ended December 31, 2008.

(2)  Expenses are based upon the expenses for the AST Preservation Portfolio for the twelve months ended December 31, 2008. Shares of this AST Portfolio are purchased through variable insurance products. To the extent the Portfolio invests in Underlying Trust Portfolios, the Portfolio will not be directly subject to the 0.10% administrative services fee paid by the Trust to issuers of the variable insurance products offering this AST Portfolio for ongoing services to AST Portfolio shareholders, in lieu of the Trust providing such services directly to shareholders. The Underlying Trust Portfolios in which the Portfolio invests will, however, be subject to the administrative services fee.

(3)  The expenses for the AST Preservation Portfolio (Pro Forma Surviving) represent the estimated annualized expenses assuming the AST Preservation Portfolio had acquired all of the assets and assumed all of the liabilities of the Conservative Growth Portfolio as of December 31, 2008. After the Reorganization, the investment advisory fee paid by the AST Preservation Portfolio (Pro Forma Surviving) will be at the AST Preservation Portfolio's contractual rate.

Expense Examples

The examples assume that you invest $10,000, that you receive a 5% return each year, and that the portfolios' total operating expenses remain the same. Although your actual costs may be higher or lower, based on the above assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Conservative Growth Portfolio	$125	$390	$676	$1,489
AST Preservation Portfolio	$106	$331	$574	$1,271
AST Preservation Portfolio (Pro Forma Surviving)	$106	$331	$574	$1,271

PERFORMANCE

The bar charts below show the performance of each portfolio for each full calendar year the portfolio has been in operation. The first table below each bar chart shows the portfolio's best and worst quarters during the periods included in the bar chart.

This information may help provide an indication of each portfolio's risks by showing changes in performance from year to year and by comparing each portfolio's performance with that of a broad-based securities index. The charts and tables do not reflect Contract charges. If the Contract charges were included, the annual returns would have been lower than those shown. All figures assume reinvestment of dividends. Past performance does not necessarily indicate how a portfolio will perform in the future.

AST Preservation Asset Allocation Portfolio Annual Returns

Best Quarter	Worst Quarter
4.11% (3rd quarter of 2007)	-9.00% (4th quarter of 2008)

Average annual total returns for periods ended 12/31/08

	1 year	Since Inception (12/5/05)
Portfolio	-19.48%	-1.66%
Standard & Poor's 500 Index*	-36.99%	-8.13%
Blended Index**	-12.06%	1.10%
Secondary Blended Index***	-11.44%	0.91%

*  The Standard & Poor's 500 Composite Stock Price Index (Standard & Poor's 500 Index)—an unmanaged index of 500 stocks of large U.S. companies—gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the AST Preservation Portfolio.

**  Primary Blended Index consists of Russell 3000 Index (28%), MSCI EAFE Index (GD) (7%), and Barclays Capital Aggregate Bond Index (65%). The GD (gross dividends) version of the MSCI EAFE Index does not reflect the impact of withholding taxes on reinvested dividends. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the AST Preservation Portfolio.

***  Secondary Blended Index consists of the Standard & Poor's 500 Index (35%) and the Barclays Capital Aggregate Bond Index (65%). These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the AST Preservation Portfolio.

Conservative Growth Portfolio Annual Returns

Annual Returns (Class I Shares)

Best Quarter	Worst Quarter
9.78% (2nd quarter of 2003)	-11.11% (4th quarter of 2008)

Average Annual Returns (as of 12/31/08)

	1 Year	5 Years	Since Inception (5/3/99)
Class I Shares	-21.56%	0.82%	2.87%
S&P 500 Index*	-36.99%	-2.19%	-2.31%
Diversified Conservative Growth Custom Blended Index**	-13.76%	2.20%	3.14%
Lipper Variable Insurance Products (VIP) Mixed-Asset Target Allocation Moderate Funds Average***	-25.34%	-0.03%	0.93%

*  The Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index)—an unmanaged index of 500 stocks of large U.S. companies—gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Conservative Growth Portfolio.

**  The Diversified Conservative Growth Custom Blended Index consists of the Russell 3000 Index (40%) and the Barclays Capital Aggregate Index (60%). These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Conservative Growth Portfolio.

***  The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Conservative Growth Portfolio.

CAPITALIZATIONS OF THE CONSERVATIVE GROWTH & AST PRESERVATION ASSET ALLOCATION PORTFOLIOS BEFORE AND AFTER THE REORGANIZATION

The following tables set forth as of December 31, 2008: (i) the capitalization of the Conservative Growth Portfolio, (ii) the capitalization of the AST Preservation Asset Allocation Portfolio and (iii) the pro forma capitalization of the AST Preservation Asset Allocation Portfolio as adjusted to give effect to the Reorganization.

	Conservative Growth Portfolio (unaudited)	AST Preservation Portfolio (unaudited)	Adjustments		AST Preservation Portfolio (Pro Forma Surviving) (unaudited)
Net assets	$83,632,903	$1,340,815,581	$(264,000	)(a)	$1,424,184,484
Total shares outstanding	10,055,769	147,402,332	(894,351	)(b)	156,563,750
Net asset value per share	$8.32	$9.10			$9.10

(a)  Reflects the estimated Reorganization expenses of $264,000 attributable to the Conservative Growth Portfolio.

(b)  Reflects the change in shares of Conservative Growth Portfolio upon conversion into AST Preservation Portfolio. Shareholders of the Conservative Growth Portfolio would become shareholders of the AST Preservation Portfolio, receiving shares of the AST Preservation Portfolio equal to the value of their holdings in the Conservative Growth immediately prior to the reorganization.

FEES AND EXPENSES

The following table describes the fees and expenses that Contract owners may pay if they invest in the Portfolios and the AST Portfolios, as well as the projected fees and expenses of the AST Portfolios after the Reorganization of both SP Conservative Portfolio and Diversified Growth Portfolio with AST Preservation Portfolio . The following table does not reflect any Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth below. The Contract charges will not change as a result of the Reorganization. See your Contract prospectus for more information about Contract charges.

Shareholder Fees (fees paid directly from you investment)

	Conservative Growth Portfolio(1)	SP Conservative Portfolio(2)	AST Preservation Portfolio(3)	AST Preservation Portfolio (Pro Forma Surviving)(4)
Maximum sales charge (load) imposed on purchases	NA*	NA*	NA*	NA*
Maximum deferred sales charge (load)	NA*	NA*	NA*	NA*
Maximum sales charge (load) imposed on reinvested dividends	NA*	NA*	NA*	NA*
Redemption Fee	NA*	NA*	NA*	NA*
Exchange Fee	NA*	NA*	NA*	NA*

*  Because Conservative Growth Portfolio, SP Conservative Portfolio and AST Preservation Portfolio shares are purchased through variable insurance products, the prospectus of the relevant product should be carefully reviewed for information on the charges and expenses of those products. This table does not reflect any such charges; and the expenses shown would be higher if such charges were reflected.

Annual Portfolio Operating Expenses
(expense that are deducted from Portfolio assets)

	Conservative Growth Portfolio(1)	SP Conservative Portfolio(2)	AST Preservation Portfolio(3)	AST Preservation Portfolio (Pro Forma Surviving)(4)
Management fees	0.75%	0.05%	0.15%	0.15%
Distribution (12b-1) fees	None	None	None	None
Other expenses	0.48	0.03	0.02	0.02
Acquired portfolio fees & expenses	None	1.10	0.87	0.87
Total annual portfolio operating expenses	1.23%	1.18%	1.04%	1.04%

(1)  Expenses are based upon the expenses for Conservative Growth Portfolio for the twelve months ended December 31, 2008.

(2)  Expenses are based upon the expenses for the SP Conservative Portfolio for the twelve months ended December 31, 2008.

(3)  Expenses are based upon the expenses for the AST Preservation Portfolio for the twelve months ended December 31, 2008. Shares of this AST Portfolio are purchased through variable insurance products. To the extent the Portfolio invests in Underlying Trust Portfolios, the Portfolio will not be directly subject to the 0.10% administrative services fee paid by the Trust to issuers of the variable insurance products offering this AST Portfolio for ongoing services to AST Portfolio shareholders, in lieu of the Trust providing such services directly to shareholders. The Underlying Trust Portfolios in which the Portfolio invests will, however, be subject to the administrative services fee.

(4)  The expenses for the AST Preservation Portfolio (Pro Forma Surviving) represent the estimated annualized expenses assuming the AST Preservation Portfolio had acquired all of the assets and assumed all of the liabilities of the Conservative Growth Portfolio and the SP Conservative Portfolio as of December 31, 2008. After the Reorganization, the investment advisory fee paid by the AST Preservation Portfolio (Pro Forma Surviving) will be at the AST Preservation Portfolio's contractual rate.

Expense Examples

The examples assume that you invest $10,000, that you receive a 5% return each year, and that the portfolios' total operating expenses remain the same. Although your actual costs may be higher or lower, based on the above assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Conservative Growth Porfolio	$125	$390	$676	$1,489
SP Conservative Portfolio	$120	$375	$649	$1,432
AST Preservation Portfolio	$106	$331	$574	$1,271
AST Preservation Portfolio (Pro Forma Surviving)	$106	$331	$574	$1,271

CAPITALIZATIONS OF THE SP CONSERVATIVE PORTFOLIO, CONSERVATIVE GROWTH PORTFOLIO, AND AST PRESERVATION PORTFOLIO BEFORE AND AFTER THE REORGANIZATION

The following tables set forth as of December 31, 2008: (i) the capitalization of the SP Conservative Portfolio, (ii) the capitalization of the Conservative Growth Portfolio, (iii) the capitalization of AST Preservation Portfolio, and (iv) the pro forma capitalization of the AST Preservation Portfolio as adjusted to give effect to the Reorganization of SP Conservative Portfolio and Conservative Growth Portfolio with AST Preservation Portfolio.

Capitalization

	Conservative Growth Portfolio (unaudited)	SP Conservative Portfolio (unaudited)	AST Preservation Portfolio (unaudited)	Adjustments		AST Preservation Portfolio (Pro Forma Surviving) (unaudited)
Net Assets	$83,632,903	$421,800,338	$1,340,815,581	$(336,000	)(a)	$1,845,912,822
Total Shares Outstanding	10,055,769	47,458,627	147,402,332	(2,009,205	)(b)	202,907,523
Net asset value per share	$8.32	$8.89	$9.10			$9.10

(a)  Reflects the estimated Reorganization expenses of $336,000 attributable to Conservative Growth Portfolio and SP Conservative Portfolio.

(b)  Reflects the change in shares of Conservative Growth Portfolio and SP Conservative Portfolio upon conversion into AST Preservation Portfolio. Shareholders of the Conservative Growth Portfolio and SP Conservative Portfolio would become shareholders of the AST Preservation Portfolio, receiving shares of the AST Preservation equal to the value of their holdings in the Conservative Growth Portfolio and the SP Conservative Portfolio immediately prior to the reorganization.

MANAGEMENT OF THE PORTFOLIOS

This section describes the investment managers of the Portfolios and the AST Portfolios. For a complete description of the investment managers of each AST Portfolio, you should read the Prospectus for that AST Portfolio included as Exhibit B.

Investment Managers of the Trust. AST Investment Services, Inc., ("AST") One Corporate Drive, Shelton, Connecticut, serves as co-investment manager to the Trust. AST serves as co-manager of the Trust along with Prudential Investments LLC ("PI" and, collectively with AST, the "Investment Managers"). PI is located at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey, and also serves as investment manager to the investment companies that comprise the Prudential mutual funds. As of June 30, 2009, AST served as the investment manager to 57 funds, with aggregate assets under management of approximately $35 billion. As of April 30, 2009, PI served as the investment manager to all of the Prudential U.S. and offshore investment companies, and as manager or administrator to closed-end investment companies, with aggregate assets under management of approximately $81.2 billion.

The Trust's Investment Management Agreements, on behalf of each AST Portfolio, with AST and PI (the "Management Agreements"), provide that the Investment Managers will furnish each applicable AST Portfolio with investment advice and administrative services subject to the supervision of the Board of Trustees and in conformity with the stated policies of the applicable AST Portfolio. The Investment Managers must also provide, or obtain and supervise, the executive, administrative, accounting, custody, transfer agent and shareholder servicing services that are deemed advisable by the Trustees.

The Trust uses a "manager-of-managers" structure. Under that structure, the Investment Managers have engaged the subadvisers to conduct the investment programs of the AST Portfolios, including the purchase, retention and sale of portfolio securities. The Investment Managers are responsible for monitoring the activities of the subadvisers and reporting on such activities to the Trustees. The Trust has obtained an exemption from the SEC that permits the Investment Managers, subject to approval by the Board of Trustees of the Trust, to change subadvisers for an AST Portfolio and to enter into new subadvisory agreements, without obtaining shareholder approval of the changes. This exemption (which is similar to exemptions granted to other investment companies that are organized in a manner similar to the Trust) is intended to facilitate the efficient supervision and management of the subadvisers by the Investment Managers and the Trustees.

Under normal conditions, the Investment Managers will determine the division of the assets of the AST Portfolios among the applicable subadvisers. All daily cash inflows (that is, purchases and reinvested distributions) and outflows (that is, redemptions and expense items) will be divided among the subadvisers as the Investment Managers deem appropriate. The Investment Managers may change the target allocation of assets among subadvisers, transfer assets between subadvisers, or change the allocation of cash inflows or cash outflows among subadvisers for any reason and at any time without notice. As a consequence, the Investment Managers may allocate assets or cash flows from a portfolio segment that has appreciated more to another portfolio segment.

Reallocations of assets among the subadvisers may result in additional costs since sales of securities may result in higher portfolio turnover. Also, because the subadvisers select portfolio securities independently, it is possible that a security held by a portfolio segment may also be held by another portfolio segment of the AST Portfolio or that certain subadvisers may simultaneously favor the same industry. The Investment Managers will monitor the overall portfolio to ensure that any such overlaps do not create an unintended industry concentration. In addition, if a subadviser buys a security as another subadviser sells it, the net position of the AST Portfolio in the security may be approximately the same as it would have been with a single portfolio and no such sale and purchase, but the AST Portfolio will have incurred additional costs. The Investment Managers will consider these costs in determining the allocation of assets or cash flows. The Investment Managers will consider the timing of asset and cash flow reallocations based upon the best interests of each Portfolio and its shareholders.

A discussion regarding the basis for the Board's approval of the Trust's investment advisory agreements is available in the Trust's semi-annual report (for agreements approved during the six-month period ended June 30) and in the Trust's annual report (for agreements approved during the six month period ended December 31).

Investment Manager of the Fund. Prudential Investments LLC (PI), a wholly-owned subsidiary of Prudential Financial, Inc., serves as the overall investment manager for the Fund. PI is located at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102. PI and its predecessors have served as manager and administrator to investment companies since 1987. As of April 30, 2009, PI served as the investment manager to all of the Prudential U.S. and offshore investment companies, and as manager or administrator to closed-end investment companies, with aggregate assets under management of approximately $81.2 billion.

The Fund uses a "manager-of-managers" structure similar to the Trust, which is described in the previous section.

Subadvisers of the Portfolios. Information about the subadviser for each portfolio is set forth below. The Trust's Statement of Additional Information provides additional information about each portfolio manager's compensation, other accounts that each portfolio manager manages, and ownership of Trust securities by each portfolio manager. With respect to those subadvisers to Conservative Growth Portfolio that are not subadvisers to AST Preservation Portfolio, the Fund's Statement of Additional Information provides additional information about the compensation of the portfolio managers of those subadvisers, the accounts that they manage and their ownership of Fund securities.

Portfolios	Investment Subadviser(s)
SP Aggressive Portfolio	Quantitative Management Associates LLC (QMA)

AST Aggressive Portfolio	QMA Jennison Associates LLC (Jennison) Prudential Investment Management, Inc. (PIM)

SP Balanced Portfolio	QMA

AST Balanced Portfolio	QMA Jennison PIM

SP Conservative Portfolio	QMA

AST Preservation Portfolio	QMA Jennison PIM

Conservative Growth Portfolio	QMA PIM Jennison EARNEST Partners LLC (EARNEST) Pacific Investment Management Company LLC (PIMCO) Eagle Asset Management (Eagle) SP Aggressive Growth Asset Allocation Portfolio

SP Aggressive Growth Asset Allocation Portfolio

Quantitative Management Associates LLC (QMA) is a wholly owned subsidiary of Prudential Investment Management, Inc. (PIM). As of March 31, 2009, QMA managed approximately $46 billion in assets. QMA's address is Gateway Center Two, 100 Mulberry Street, Newark, New Jersey 07102.

AST Aggressive Asset Allocation Portfolio

QMA See description above.

Jennison Associates LLC (Jennison) is an indirect, wholly-owned subsidiary of Prudential Financial, Inc. As of March 31, 2009 Jennison managed in excess of $59 billion in assets for institutional, mutual fund and certain other clients. Jennison's address is 466 Lexington Avenue, New York, New York 10017.

Prudential Investment Management, Inc. (PIM) is an indirect, wholly-owned subsidiary of Prudential Financial, Inc. As of March 31, 2009 PIM had approximately $386 billion in assets under management. PIM's address is Gateway Center Two, 100 Mulberry Street, Newark, New Jersey 07102.

Shareholders of AST Aggressive Asset Allocation Portfolio, AST Balanced Asset Allocation Portfolio, and AST Preservation Asset Allocation Portfolio voted to approve a proposal permitting Jennison or PIM to act as a subadviser for each of the AST Portfolios pursuant to a subadvisory agreement with the Investment Managers. The Investment Managers have no current plans or intention to utilize Jennison or PIM to provide any investment advisory services to any of the AST Portfolios. Depending on future circumstances and other factors, however, the Investment Managers, in their discretion, and subject to further approval by the Board of the Trust, may in the future elect to utilize Jennison or PIM to provide investment advisory services to any or all of the AST Portfolios.

SP Balanced Asset Allocation Portfolio

QMA See description above.

AST Balanced Asset Allocation Portfolio

QMA See description of, above.

Jennison See description above.

PIM See description above.

SP Conservative Asset Allocation Portfolio

QMA See description above.

AST Preservation Asset Allocation Portfolio

QMA See description of, above.

Jennison See description above.

PIM See description above.

Conservative Growth Portfolio

QMA See description above.

PIM See description above.

Jennison See description above.

EARNEST Partners LLC (EARNEST) was founded in 1998 and as of June 30, 2009, managed approximately $14.16 billion in assets. EARNEST's address is 1180 Peachtree Street NE, Suite 2300, Atlanta, Georgia 30309.

Pacific Investment Management Company LLC (PIMCO) a Delaware limited liability company is a majority-owned subsidiary of Allianz Global Investors of America L.P., ("AGI LP"). Allianz SE ("Allianz SE") is the indirect majority owner of AGI LP. Allianz SE is a European-based, multinational insurance and financial services holding company. As of June 30, 2009, PIMCO managed $841.8 billion in assets. PIMCO's address is 840 Newport Center Drive, Newport Beach, California 92660.

Eagle Asset Management, Inc. (Eagle) is a wholly-owned subsidiary of Raymond James Financial, Inc. that was founded in 1976. Eagle employs approximately 39 investment professionals, and has approximately $18.2 billion in assets under management as of June 30, 2009. Eagle's address is 880 Carillon Parkway, St. Petersburg, Florida 33716.

SP Aggressive, SP Balanced and SP Conservative Portfolios (SP Asset Allocation Portfolios)

PI typically uses teams of portfolio managers and analysts to manage the SP Asset Allocation Portfolios. The following portfolio managers share overall responsibility for coordinating the Portfolios' activities, including determining appropriate asset allocations and Underlying Portfolio weights, reviewing overall Portfolio compositions for compliance with stated investment objectives and strategies, and monitoring cash flows.

Edward F. Keon is a Managing Director and Portfolio Manager for Quantitative Management Associates (QMA), as well as a member of the asset allocation team and the investment committee. In addition to portfolio management, Ed contributes to investment strategy, research and portfolio construction. Ed has also served as Chief Investment Strategist and Director of Quantitative Research at Prudential Equity Group, LLC, where he was a member of the firm's investment policy committee and research recommendation committee. Ed's prior experience was as Senior Vice President at I/B/E/S International Inc. Ed is a member of the Board of Directors of the Chicago Quantitative Alliance and sits on the Membership Committee of the Institute of Quantitative Research in Finance (Q-Group). He holds a BS in industrial management from the University of Massachusetts/Lowell and an MS in Finance and Marketing from the Sloan School of Management at the Massachusetts Institute of Technology.

Ted Lockwood is a Managing Director for Quantitative Management Associates (QMA), as well as the head of the asset allocation area. Ted is responsible for managing quantitative equity portfolios, investment research, and new product development. Ted has also worked as a member of the technical staff at AT&T Bell Laboratories. Ted graduated summa cum laude with a BE in Engineering from Stony Brook University and earned an MS in Engineering and an MBA in Finance from Columbia University.

Brian Ahrens is a portfolio manager for the Portfolios and Senior Vice President and Head of the Strategic Investment Research Group of Prudential Investments. He focuses on portfolio risk oversight, manager fulfillment, and the allocation of assets among managers. Mr. Ahrens oversees a staff of 17 investment professionals who focus on investment consulting, portfolio construction, and risk oversight activities. As of June 30, 2009, this team consults on over $110 billion in total assets and assists in the management of almost $20 billion in asset allocation portfolios. Mr. Ahrens has been with Prudential for over 15 years. Mr. Ahrens earned his M.B.A. in Finance from the Stern School of Business at New York University. He graduated from James Madison University with a double major in Finance and German. He is series 7, series 24 and series 63 certified, CIMA certified, and presently a candidate for the CFA.

Edward L. Campbell, CFA, is a Vice President and Portfolio Manager for Quantitative Management Associates (QMA) and a member of the asset allocation team and investment committee. In addition to portfolio management, Ed is a specialist in global macroeconomic and investment strategy research. He has also served as a Portfolio Manager with Prudential Investments (PI) and spent several years as a Senior Analyst with PI's Strategic Investment Research Group (SIRG). Prior to joining PI, Ed was a Partner and Vice President at Trilogy Advisors LLC. He earned a BS in Economics and International Business from The City University of New York and holds the Chartered Financial Analyst (CFA) designation.

Marcus M. Perl is a Vice President and Portfolio Manager for Quantitative Management Associates (QMA) and a member of the asset allocation team and the investment committee. In addition to portfolio management, Marcus is responsible for research, strategic asset allocation and portfolio construction. Marcus was a Vice President and Portfolio Manager at Prudential Investments; earlier, he was a Vice President at FX Concepts Inc. Marcus holds an MA in Economics from the University of Southern California and an MA in Economics from California State University Long Beach.

AST Aggressive, AST Balanced and AST Preservation Portfolios (AST Asset Allocation Portfolios)

Ted Lockwood is a Managing Director for Quantitative Management Associates (QMA), as well as the head of the asset allocation area. Ted is responsible for managing quantitative equity portfolios, investment research, and new product development. Ted has also worked as a member of the technical staff at ATT Bell Laboratories. Ted graduated summa cum laude with a BE in Engineering from Stony Brook University and earned an MS in Engineering and an MBA in Finance from Columbia University.

Marcus M. Perl is a Vice President and Portfolio Manager for Quantitative Management Associates (QMA) and a member of the asset allocation team and the investment committee. In addition to portfolio management, Marcus is responsible for research, strategic asset allocation and portfolio construction. Marcus was a Vice President and Portfolio Manager at Prudential Investments; earlier, he was a Vice President at FX Concepts Inc. Marcus holds an MA in Economics from the University of Southern California and an MA in Economics from California State University Long Beach.

Edward L. Campbell, CFA, is a Vice President and Portfolio Manager for Quantitative Management Associates (QMA) and a member of the asset allocation team and investment committee. In addition to portfolio management, Ed is a specialist in global macroeconomic and investment strategy research. He has also served as a Portfolio Manager with Prudential Investments (PI) and spent several years as a Senior Analyst with PI's Strategic Investment Research Group (SIRG). Prior to joining PI, Ed was a Partner and Vice President at Trilogy Advisors LLC. He earned a BS in Economics and International Business from The City University of New York and holds the Chartered Financial Analyst (CFA) designation.

Edward F. Keon is a Managing Director and Portfolio Manager for Quantitative Management Associates (QMA), as well as a member of the asset allocation team and the investment committee. In addition to portfolio management, Ed contributes to investment strategy, research and portfolio construction. Ed has also served as Chief Investment Strategist and Director of Quantitative Research at Prudential Equity Group, LLC, where he was a member of the firm's investment policy committee and research recommendation committee. Ed's prior experience was as Senior Vice President at I/B/E/S International Inc. Ed is a member of the Board of Directors of the Chicago Quantitative Alliance and sits on the Membership Committee of the Institute of Quantitative Research in Finance (Q-Group). He holds a BS in industrial management from the University of Massachusetts/Lowell and an MS in Finance and Marketing from the Sloan School of Management at the Massachusetts Institute of Technology.

Conservative Growth Portfolio

Core Fixed-Income Segment

Chris Dialynas of PIMCO is responsible for the day-to-day management of the core fixed-income segment of the Portfolio. Mr. Dialynas is a Managing Director, portfolio manager, and a senior member of PIMCO's investment strategy group. He joined PIMCO in 1980. Mr. Dialynas has written extensively and lectured on the topic of fixed income investing. He served on the Editorial Board of The Journal of Portfolio Management and was a member of Fixed Income Curriculum Committee of the Association for Investment Management and Research. He has thirty years of investment experience and holds a bachelor's degree in economics from Pomona College, and holds an MBA in finance from The University of Chicago Graduate School of Business. Mr. Dialynas has managed the core fixed-income segment of the Portfolio since July 2000.

High Yield Bond Segment

The portfolio managers on the High Yield Team of Prudential Fixed Income Management, led by Paul Appleby, manage the high yield bond portion of the Portfolio. Mr. Appleby, CFA, is Managing Director and Head of the Leveraged Finance team at PFIM, which includes the High Yield Sector Team and Bank Loan Sector Team. He is also Senior Portfolio Manager of High Yield Strategies, and has managed the High Yield Bond Portfolio since 1999. Previously, Mr. Appleby was Director of Credit Research and Chief Equity

Strategist for Prudential Financial's proprietary portfolios. He also was a high yield credit analyst and worked in Prudential Financial's private placement group. Mr. Appleby began his investment career when he joined Prudential Financial in 1987. Previously, he was a strategic planner for Amerada Hess. Mr. Appleby received a BS in Economics from The Wharton School of the University of Pennsylvania and an MBA from the Sloan School at the Massachusetts Institute of Technology (MIT). He holds the Chartered Financial Analyst (CFA) designation. Mr. Appleby has managed the Portfolio since 1999.

Large Cap Growth Equity Segment

Michael A. Del Balso, Spiros "Sig" Segalas and Kathleen A. McCarragher are the portfolio managers of the large cap growth equity portion of the Portfolio. Mr. Del Balso generally has final authority over all aspects of the large cap growth equity portion of the Portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment and management of cash flows.

Michael A. Del Balso joined Jennison in May 1972 and is a Managing Director of Jennison. He is also Jennison's Director of Research for Growth Equity. Mr. Del Balso graduated from Yale University in 1966 and received his M.B.A. from Columbia University in 1968. He is a member of The New York Society of Security Analysts, Inc. He has managed the large cap growth equity portion of the Portfolio since April 2000.

Spiros "Sig" Segalas was a founding member of Jennison in 1969 and is currently a Director, President and Chief Investment Officer of Jennison. He received his B.A. from Princeton University in 1955 and is a member of The New York Society of Security Analysts, Inc. He has managed the large cap growth equity portion of the Portfolio since April 1999.

Kathleen A. McCarragher joined Jennison in May 1998 and is a Director and Managing Director of Jennison. She is also Jennison's Head of Growth Equity. Prior to joining Jennison, she was employed at Weiss, Peck & Greer L.L.C. for six years as a Managing Director and the Director of Large Cap Growth Equities. Ms. McCarragher graduated summa cum laude from the University of Wisconsin with a B.B.A. in 1977 and received her M.B.A. from Harvard Business School in 1982. She has managed the large cap growth equity portion of the Portfolio since April 1999.

The portfolio managers for the large cap growth equity portion of the Portfolio are supported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio managers. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss security purchase and sales activity of all accounts in the particular product strategy. Team members provide research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

Large Cap Value Equity Segment

David A. Kiefer, CFA, and Avi Z. Berg are the portfolio managers of the large cap value equity portion of the Portfolio. Mr. Kiefer and Mr. Berg generally have final authority over all aspects of the large cap value equity portion of the Portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment and management of cash flows.

David A. Kiefer, CFA, is a Managing Director of Jennison, which he joined in September 2000. He was appointed Jennison's Head of Large Cap Value Equity in January 2004, having managed diversified large capitalization portfolios since 1999 and large cap blend equity assets since 2000. He managed the Prudential Utility Fund, now known as the Jennison Utility Fund, from 1994 to June 2005. He joined Prudential's management training program in 1986. From 1988 to 1990, Mr. Kiefer worked at Prudential Power Funding Associates, making loans to the utility and power industry. He then left to attend business school, rejoining Prudential in equity asset management in 1992. Mr. Kiefer earned a B.S. from Princeton University and a

M.B.A. from Harvard Business School. He has managed the large cap value equity portion of the Portfolio since January 2004.

Avi Z. Berg is a Managing Director of Jennison, which he joined in January 2001. Prior to that, he was with Goldman Sachs Asset Management from 1997 to 2000 as an Equity Research Associate for their small and mid cap value funds. From 1995 to 1997, Mr. Berg worked in equity research at Schroder Wertheim & Co. and Fir Tree Partners. From 1991 to 1995, he was a consultant with Price Waterhouse LLP. Mr. Berg received his A.B. in Economics magna cum laude from Harvard University in 1991 and his M.B.A. in Finance and Accounting with honors and distinctions from Columbia Business School in 1997. He has managed the large cap value equity portion of the Portfolio since January 2004.

The portfolio managers for the large cap value equity portion of the Portfolio are supported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio managers. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss security purchase and sales activity of all accounts in the particular product strategy. Team members provide research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

Small/Mid-Cap Growth Equity Segment

Bert L. Boksen serves as the lead portfolio manager of the strategy. Mr. Boksen is Senior Vice President and Managing Director of Eagle. He has 31 years of investment experience. He earned his BA in Business from the City College of New York in 1970, and an MBA in Finance from St. John's University in 1977. Mr. Boksen is a Chartered Financial Analyst. Since January 2002, Mr. Boksen has served as Manager and President of EB Management I, LLC, general partner of Investment Partnership. He has managed the Portfolio since December 2008.

Since April 1995, Mr. Boksen has served as Senior Vice President of Eagle. He has portfolio management responsibilities for the Small Cap Growth Equity accounts. Mr. Boksen was appointed Managing Director of Eagle in June, 1999. Prior to joining Eagle, Mr. Boksen was Senior Vice President and Chief Investment Officer of Raymond James Associates, Inc., where he was Chairman of the Raymond James Focus Committee. Mr. Boksen has been a registered representative of Raymond James Associates, Inc., since 1979.

Mr. Boksen is assisted by Eric Mintz, CFA. Mr. Mintz is an Assistant Portfolio Manager for Small Cap Growth equity accounts. Mr. Mintz joined Eagle in 2005 as a Senior Research Analyst and brings 13 years of investment experience as an analyst and research associate. He holds a BA in economics from Washington and Lee University and earned his MBA degree from the University of Southern California. Mr. Mintz received his Chartered Financial Analyst designation in 2000. He has managed the Portfolio since December 2008.

Small/Mid-Cap Value Equity Segment

Paul E. Viera, Jr. is primarily responsible for the day-to-day management of the small/mid cap value portion of the Portfolio advised by EARNEST Partners LLC (EARNEST). Mr. Viera is a founding member of EARNEST. Prior to joining EARNEST, Mr. Viera served as a global partner and portfolio manager with INVESCO Capital Management from 1991 to 1998. He has managed the Portfolio since December 2001.

Asset Allocation

Edward F. Keon and Joel M. Kallman share overall responsibility for coordinating the Portfolio's activities, including determining appropriate asset allocations and Underlying Portfolio weights, reviewing overall Portfolio compositions for compliance with stated investment objectives and strategies, and monitoring cash flows.

Edward F. Keon is a Managing Director and Portfolio Manager for Quantitative Management Associates (QMA), as well as a member of the asset allocation team and the investment committee. In addition to portfolio management, Ed contributes to investment strategy, research and portfolio construction. Ed has also served as Chief Investment Strategist and Director of Quantitative Research at Prudential Equity Group, LLC, where he was a member of the firm's investment policy committee and research recommendation committee. Ed's prior experience was as Senior Vice President at I/B/E/S International Inc. Ed is a member of the Board of Directors of the Chicago Quantitative Alliance and sits on the Membership Committee of the Institute of Quantitative Research in Finance (Q-Group). He holds a BS in industrial management from the University of Massachusetts/Lowell and an MS in Finance and Marketing from the Sloan School of Management at the Massachusetts Institute of Technology. He began managing the Portfolio in 2009.

Joel M. Kallman, CFA, is an Investment Associate for Quantitative Management Associates (QMA). Joel is a portfolio manager and a member of the asset allocation team's investment committee. He also conducts economic and market valuation research. Joel has also held various positions within Prudential's fixed-income group, in areas such as high-yield credit analysis and performance reporting. He earned a BS and MBA in Finance from Rutgers University. He is also a member of the New York Society of Security Analysts and holds the Chartered Financial Analyst (CFA) designation. He began managing the Portfolio in 2009.

INVESTMENT MANAGEMENT FEES

Each AST Portfolio is a "fund of funds." Investment management fees are charged by the AST Portfolio, and investors also bear indirectly the management fees of the underlying funds in which the AST Portfolios invest ("Underlying Portfolios"). Three of the Portfolios are also "funds of funds," and the fourth Portfolio, the Conservative Growth Portfolio, invests directly in securities and other investments. This section sets forth information about the current investment management fees for Portfolios and the fees of the AST Portfolios, which do not take into account the fees of the Underlying Portfolios. More information about the comparisons of the overall expenses is included in the summary of each Reorganization, above, and the following section discussing the reasons for the Reorganizations.

For SP Aggressive Portfolio: The Reorganization, if approved by the shareholders, will result in an increase in the direct management fee rate for current investors in the SP Aggressive Portfolio from 0.05% to 0.15%. During the twelve month period ended December 31, 2008, the SP Aggressive Portfolio paid $79,763 in investment management fees to PI. If the fee rate applicable to the AST Aggressive Portfolio had been in effect during the period, the SP Aggressive Portfolio would have paid $239,289 in investment management fees to PI. As noted above, shareholders should consider overall expenses discussed in more detail in the summary of each Reorganization, above, and the following section discussing the reasons for the Reorganizations.

For SP Balanced Portfolio: The Reorganization, if approved by the shareholders, will result in an increase in the direct management fee rate for current investors in the SP Balanced Portfolio from 0.05% to an effective rate of 0.15%. During the twelve month period ended December 31, 2008, the SP Balanced Portfolio paid $571,785 in investment management fees to PI. If the fee rate applicable to the AST Balanced Portfolio had been in effect during the period, the SP Balanced Portfolio would have paid $1,715,354 in investment management fees to PI. As noted above, shareholders should consider overall expenses discussed in more detail in the summary of each Reorganization, above, and the following section discussing the reasons for the Reorganizations.

For SP Conservative Portfolio: The Reorganization, if approved by the shareholders, will result in an increase in the direct management fee rate for current investors in the SP Conservative Portfolio from 0.05% to 0.15%. During the twelve month period ended December 31, 2008, the SP Conservative Portfolio paid $268,064 in investment management fees to PI. If the fee rate applicable to the AST Preservation Portfolio had been in effect during the period, the SP Conservative Portfolio would have paid $804,192 in investment management fees to PI. As noted above, shareholders should consider overall expenses discussed in more detail in the summary of each Reorganization, above, and the following section discussing the reasons for the Reorganizations.

For Conservative Growth Portfolio: The Reorganization, if approved by the shareholders, will result in a decrease in the direct management fee rate for current investors in the Conservative Growth Portfolio from 0.75% to 0.15%. For the twelve month period ended December 31, 2008, the Conservative Growth Portfolio paid $817,303 in investment management fees to PI. If the fee rate applicable to the AST Preservation Portfolio had been in effect during the period, the Conservative Growth Portfolio would have paid $163,461 in investment management fees to PI. As noted above, shareholders should consider overall expenses discussed in more detail in the summary of each Reorganization, above, and the following section discussing the reasons for the Reorganizations.

INFORMATION ABOUT THE TRANSACTION

This section describes the Reorganization for each Portfolio and its corresponding AST Portfolio. This section is only a summary of the Plan. You should read the actual Plan attached as Exhibit A.

Reasons For The Reorganization

Based on a recommendation of the Investment Managers, the Trustees of both the Fund and the Trust, including all of the Trustees who are not "interested persons" of the Fund or the Trust (the "Independent Trustees"), have unanimously approved each Reorganization and recommended that beneficial shareholders also approve the Reorganization. The Trustees unanimously determined that each Reorganization would be in the best interests of the beneficial shareholders of the Portfolio and that the interests of the shareholders of the Portfolios would not be diluted as a result of the Reorganization. The Investment Managers proposed the Reorganizations as part of an effort to consolidate certain Portfolios with similar AST Portfolios. The Investment Managers provided the Trustees with detailed information regarding each Portfolio and each AST Portfolio, including its management fee, total expenses, asset size and performance. At a meeting held from June 24-26, 2009, the Board considered the following factors:

Aggressive Growth Asset Allocation—Aggressive Asset Allocation Reorganization

•  The Aggressive Portfolios have identical investment objectives (i.e., they both seek the highest potential total return consistent with the specified level of risk tolerance).

•  The Aggressive Portfolios use the same subadviser and employ identical investment strategies.

•  The Aggressive Portfolios have substantially similar investment policies and restrictions.

•  Although the contractual management fee rate for the AST Aggressive Portfolio of 0.15% is greater than the contractual management fee rate for the SP Aggressive Portfolio, the Board considered overall expenses, which include expenses of the Underlying Portfolios. Although the total annual portfolio operating expenses for the AST Aggressive Portfolio were 0.07% higher for the year ended December 31, 2008, the Investment Managers contractually agreed to waive fees and/or reimburse expenses for the AST Aggressive Portfolio after the reorganization at an annual rate of 0.07% in an effort to prevent SP Aggressive Portfolio shareholders from experiencing a higher operating expense ratio after the Reorganization. The Investment Managers have contractually agreed to maintain that expense fee waiver through December 31, 2010.

•  The AST Aggressive Portfolio is larger than the SP Aggressive Portfolio, and shareholders of each Aggressive Portfolio could benefit from the long-term economies of scale that may result from consummation of the Reorganization.

•  Shareholders of the SP Aggressive Portfolio will benefit from greater flexibility in portfolio management as shareholders of the AST Aggressive Portfolio due to the broader array of investment options available to that Portfolios.

•  Because of the federal tax-deferred treatment applicable to the Contracts, the exchange of shares pursuant to the Plan is not expected to result in taxable gain or loss for U.S. federal income tax purposes for Contract owners that beneficially own shares of the SP Aggressive Portfolio immediately prior to the Reorganization.

Balanced Reorganization

•  The Balanced Portfolios have identical investment objectives (i.e., they both seek the highest potential total return consistent with the specified level of risk tolerance).

•  The Balanced Portfolios use the same subadviser and employ identical investment strategies.

•  The Balanced Portfolios have substantially similar investment policies and restrictions.

•  Although the contractual investment management fee rate of the AST Portfolio (0.15%) is higher than that of the SP Balanced Portfolio (0.05%), the total annual portfolio operating expenses of the AST Balanced Portfolio were lower than that of the SP Balanced Portfolio (based on the twelve months ended December 31, 2008).

•  The AST Balanced Portfolio is larger than the SP Balanced Portfolio, and shareholders of each Balanced Portfolio could benefit from the long-term economies of scale that may result from consummation of the Reorganization.

•  Shareholders of the SP Balanced Portfolio will benefit from greater flexibility in portfolio management as shareholders of the AST Balanced Portfolio due to the broader array of investment options available to the AST Balanced Portfolio.

•  Because of the federal tax-deferred treatment applicable to the Contracts, the exchange of shares pursuant to the Plan is not expected to result in taxable gain or loss for U.S. federal income tax purposes for Contract owners that beneficially own shares of the SP Balanced Portfolio immediately prior to the Reorganization.

Conservative Asset Allocation—Preservation Asset Allocation Reorganization

•  The SP Conservative Portfolio and the AST Preservation Portfolios have identical investment objectives (i.e., they both seek the highest potential total return consistent with the specified level of risk tolerance).

•  The SP Conservative Portfolio and the AST Preservation Portfolio use the same subadviser and employ identical investment strategies.

•  The SP Conservative Portfolio and the AST Preservation Portfolio have substantially similar investment policies and restrictions.

•  Although the contractual investment management fee rate of the AST Preservation Portfolio (0.15%) is higher than that of the SP Conservative Portfolio (0.05%), the total annual portfolio operating expenses of the AST Preservation Portfolio were lower than that of the SP Conservative Portfolio (based on the twelve months ended December 31, 2008).

•  The AST Preservation Portfolio is larger than the SP Conservative Portfolio, and shareholders of each of these Portfolios could benefit from the long-term economies of scale that may result from consummation of the Reorganization.

•  Shareholders of the SP Conservative Portfolio will benefit from greater flexibility in portfolio management as shareholders of the AST Preservation Portfolio due to the broader array of investment options available to the AST Preservation Portfolio.

•  Because of the federal tax-deferred treatment applicable to the Contracts, the exchange of shares pursuant to the Plan is not expected to result in taxable gain or loss for U.S. federal income tax purposes for Contract owners that beneficially own shares of the SP Conservative Portfolio immediately prior to the Reorganization.

Diversified Conservative Growth—Preservation Asset Allocation Reorganization

•  The Conservative Growth Portfolio and the AST Preservation Portfolio have similar investment objectives (i.e., they both seek long term capital growth).

•  The Conservative Growth Portfolio and the AST Preservation Portfolio have substantially similar investment policies and restrictions.

•  The Conservative Growth Portfolio and the AST Preservation Portfolios share QMA as a subadviser.

•  The contractual investment management fee rate of 0.15% for AST Preservation Portfolio is lower than the contractual management fee rate of 0.75% for Conservative Growth Portfolio. The contractual management fee for AST Preservation Portfolio could be increased with shareholder approval. If a management fee increase were sought by the Investment Manager, shareholder approval would be solicited from the underlying funds in which AST Preservation Portfolio invests. The total annual portfolio operating expenses of the AST Preservation Portfolio were lower than that of the Conservative Growth Portfolio (based on the twelve months ended December 31, 2008).

•  The AST Preservation Portfolio is larger than the Conservative Growth Portfolio, and shareholders of each of these Portfolios could benefit from the long-term economies of scale that may result from consummation of the Reorganization.

•  Shareholders of the Conservative Growth Portfolio will benefit from greater flexibility in portfolio management as shareholders of the AST Preservation Portfolio due to the broader array of investment options available to the AST Preservation Portfolio.

•  Because of the federal tax-deferred treatment applicable to the Contracts, the exchange of shares pursuant to the Plan is not expected to result in taxable gain or loss for U.S. federal income tax purposes for Contract owners that beneficially own shares of the Conservative Growth Portfolio immediately prior to the Reorganization.

For the reasons discussed above, the Board of Trustees of the Portfolios unanimously recommends that you vote FOR each Plan.

If shareholders of each of the particular Portfolios do not approve the Plan, the Board will consider other possible courses of action, including, among others, consolidation of such Portfolio with one or more portfolios of the Fund or Trust, other than the corresponding AST Portfolio, or unaffiliated funds.

Closing of each Reorganization

If shareholders of each Portfolio approve the Plan, the Reorganization will take place after various conditions are satisfied by the Fund on behalf of the Portfolio and the Trust on behalf of the corresponding AST Portfolio, including the preparation of certain documents. The Trust will determine a specific date for the actual Reorganization to take place. This is called the "closing date." If the shareholders of a Portfolio do not approve the Plan, the Reorganization will not take place for that particular Portfolio, and the Board of the Fund will consider alternative courses of actions, as described above.

If the shareholders of each Portfolio approve the Plan, the Portfolio will deliver to the corresponding AST Portfolio all of its assets on the closing date. Prudential then will make a conforming exchange of units between the applicable sub-accounts in its separate accounts. As a result, shareholders of the Portfolio will beneficially own shares of the corresponding AST Portfolio that, as of the date of the exchange, have an aggregate value equal to the dollar value of the assets delivered to the AST Portfolio. The stock transfer books of the Portfolio will be permanently closed on the closing date. Requests to transfer or redeem assets allocated to the Portfolio may be submitted at any time before the close of the NYSE on the closing date, and requests that are received in proper form prior to that time will be effected prior to the closing.

To the extent permitted by law, the Trust and the Fund may amend the Plan without shareholder approval. They may also agree to terminate and abandon the Reorganization at any time before or, to the extent permitted by law, after the approval by shareholders of the Portfolio.

Expenses of the Reorganization

The expenses resulting from each Reorganization will be paid as described below. The estimated expenses are summarized below.

Reorganization	Estimated Reorganization Related Expenses	Reorganization Expenses To Be Paid By:*
Aggressive Growth Asset Allocation— Aggressive Asset Allocation Reorganization	$61,000	Investment Managers or their affiliates
Balanced Asset Allocation Reorganization	$82,000	SP Balanced Portfolio
Conservative Asset Allocation— Preservation Asset Allocation Reorganization	$72,000	SP Conservative Portfolio
Diversified Conservative Growth— Preservation Asset Allocation Reorganization	$264,000	Conservative Growth Portfolio
	$336,000

PI expects that some or all of the portfolio securities of each Portfolio will be transferred in-kind to the corresponding AST Portfolio or its Underlying Portfolio.

Certain Federal Income Tax Considerations

Each Portfolio and each AST Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, each Portfolio's and each AST Portfolio's income, gains, losses, deductions, and credits will be "passed through" pro rata directly to the participating insurance companies ("Participating Insurance Companies") and retain the same character for federal income tax purposes. Distributions may be made to the various separate accounts of the Participating Insurance Companies in the form of additional shares (not in cash).

Contract holders should consult the prospectuses of their respective Contracts for information on the federal income tax consequences to such owners. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Portfolios and the AST Portfolios, including the application of state and local taxes.

Each Portfolio and each AST Portfolio complies with the diversification requirements of Section 817(h) of the Internal Revenue Code of 1986, as amended (the "Code"). In general, each Portfolio and AST Portfolio declares and distributes any net realized long- and short-term capital gains at least annually, either during or after the close of the Portfolio's fiscal year. Distributions are made to the various separate accounts (not to Contract owners) in the form of additional shares (not in cash)

Each Reorganization may entail various consequences, which are discussed under the caption "Federal Income Tax Consequences of Each Reorganization."

Federal Income Tax Consequences of Each Reorganization

The following discussion is applicable to each Reorganization. The Reorganization is intended to qualify for federal income tax purposes as a tax-free transaction under the Code. In addition, because the Contracts qualify for the federal tax-deferred treatment applicable to certain variable insurance products, Contract owners generally should not have any reportable gain or loss for federal income tax purposes even if the Reorganization did not qualify as a tax-free transaction. It is a condition to each Portfolio's obligation to complete the Reorganization that the Portfolios will have received an opinion from Shearman & Sterling LLP, special tax counsel to the Trust, based upon representations made by each Portfolio and AST Portfolio, and upon certain assumptions, substantially to the effect that the transactions contemplated by the Plan should constitute a tax-free transaction for federal income tax purposes.

Each Portfolio and AST Portfolio is treated as a partnership for federal income tax purposes. Based on such treatment and certain representations made by the Portfolio and the AST Portfolio relating to the Reorganization, for federal income tax purposes (references to "shareholders" are to the Participating Insurance Companies):

1.  The transfer by the relevant Portfolio of all of its assets to the relevant AST Portfolio, in exchange solely for AST Portfolio Shares, the assumption by the AST Portfolio of all of the liabilities of the Portfolio, and the distribution of the AST Portfolio Shares to the shareholders of the Portfolio in complete liquidation of the Portfolio, should be tax-free to the shareholders of the Portfolio.

2.  The shareholders of the Portfolio should not recognize gain or loss upon the exchange of all of their shares solely for AST Portfolio Shares, as described in this Proxy Statement and the Plan.

3.  No gain or loss should be recognized by the Portfolio upon the transfer of its assets to the AST Portfolio in exchange solely for AST Portfolio Shares and the assumption by the AST Portfolio of the liabilities, if any, of the Portfolio. In addition, no gain or loss should be recognized by the Portfolio on the distribution of such AST Portfolio Shares to the shareholders of the Portfolio (in liquidation of the Portfolio).

4.  No gain or loss should be recognized by the AST Portfolio upon the acquisition of the assets of the Portfolio in exchange solely for AST Portfolio Shares and the assumption of the liabilities, if any, of the Portfolio.

5.  The AST Portfolio's tax basis for the assets acquired from the Portfolio should be the same as the tax basis of these assets when held by the Portfolio immediately before the transfer, and the holding period of such assets acquired by the AST Portfolio should include the holding period of such assets when held by the Portfolio.

6.  A Portfolio's shareholder's tax basis for the AST Portfolio Shares to be received by it pursuant to the Reorganization should be the same as its tax basis in the Portfolio shares exchanged therefor, reduced or increased by any net decrease or increase, as the case may be, in such shareholder's share of the liabilities of the Portfolios as a result of the Reorganization.

7.  The holding period of the AST Portfolio Shares to be received by the shareholders of the Portfolio should include the holding period of their Portfolio shares exchanged therefor, provided such Portfolio shares were held as capital assets on the date of exchange.

An opinion of counsel is not binding on the Internal Revenue Service (IRS) or the courts. Shareholders of the Portfolio should consult their tax advisors regarding the tax consequences to them of the Reorganization in light of their individual circumstances.

Contract owners should consult the prospectuses of their Contracts on the federal tax consequences of owning the Contract. Contract owners should also consult their tax advisors as to state and local tax consequences, if any, of the Reorganization, because this discussion only relates to the federal income tax consequences.

Characteristics of the AST Portfolio Shares

Shares of the AST Portfolios will be distributed to shareholders of the respective Portfolios and will have substantially similar legal characteristics as the shares of the Portfolios with respect to such matters as voting rights, accessibility, conversion rights, and transferability.

Because each Portfolio is organized as a series of a Delaware trust and each AST Portfolio is organized as a series of a Massachusetts business trust, there are some differences between the rights of shareholders of the Portfolios. Under Delaware law, shareholders of each Portfolio have no personal liability for the Portfolio's acts or obligations. Under Massachusetts law, shareholders of a Massachusetts business trust, under certain circumstances, could be held personally liable for the obligations of the business trust. However, AST's Declaration of Trust disclaims shareholder liability for acts or obligations of any AST Portfolio and provides for indemnification of any Shareholder held liable. As such, shareholders would normally have no personal liability for the Portfolio's acts or obligations. Under Delaware law, shareholders of a Delaware statutory trust are governed by the trust instrument. Prudential Series Fund's Declaration of Trust disclaims shareholder liability for acts or obligations of the Fund Portfolio and provides for indemnification of any Shareholder held liable.

VOTING INFORMATION

Approval of the Reorganization with respect to a Portfolio requires approval by a majority of the outstanding voting securities of that Portfolio, as defined by the 1940 Act. For purposes of the 1940 Act, a majority of a Portfolio's outstanding voting securities is the lesser of (i) 67% of the Portfolio's outstanding voting securities represented at a meeting at which more than 50% of the Portfolio's outstanding voting securities are present in person or represented by proxy, or (ii) more than 50% of the Portfolio's outstanding voting securities. Each Contract owner will be entitled to give voting instructions equivalent to one vote for each full share, and a fractional vote for each fractional share, of the Portfolio beneficially owned at the close of business on the record date. If sufficient votes to approve the Reorganization are not received by the date of the Meeting, the Meeting may be adjourned to permit further solicitations of voting instructions. Pursuant to the Fund's Declaration of Trust, the holders of one-third of the outstanding voting shares present in person or by proxy shall constitute a quorum at any meeting of Fund shareholders.

In accordance with requirements of the SEC, each Participating Insurance Company, as record owner of the shares of the Portfolio will vote all shares of each Portfolio, including Portfolio shares owned by a Participating Insurance Company in its general account or otherwise, for which it does not receive instructions from the Contract owner beneficially owning the shares, and the Participating Insurance Company will vote those shares (for the respective Proposal, against the respective Proposal, or abstain) in the same proportion as the votes actually cast in accordance with instructions received from Contract owners ("Shadow Voting"). The presence at the Meeting of the Participating Insurance Companies affiliated with PI will be sufficient to constitute a quorum. Therefore, this Shadow Voting procedure may result in a relatively small number of Contract owners determining the outcome of the vote. No minimum response is required from the Contract owners before Shadow Voting is applied. An abstention is not counted as an affirmative vote of the type necessary to approve a Proposal and, therefore, instructions to the applicable Participating Insurance Company to abstain will have the same effect as a vote against the Proposal.

How to Vote

You can vote your shares in any one of three ways:

•  By mail, with the enclosed proxy card,

•  In person at the Meeting, or

•  By phone.

If you simply sign and date the proxy but give no voting instructions, your shares will be voted by Prudential in favor of the Plan and in accordance with the views of management upon any unexpected matters that come before the Meeting or adjournment of the Meeting.

Revoking Voting Instructions

Contract owners executing and returning voting instructions may revoke such instructions at any time prior to exercise of those instructions by written notice of such revocation to the Secretary of the Trust, by execution of subsequent voting instructions, or by voting in person at the Meeting.

Other Matters

The Board of Trustees of the Fund does not intend to bring any matters before the Meetings other than those described in this Prospectus/Proxy Statement. It is not aware of any other matters to be brought before the Meetings by others. If any other matter legally comes before any of the Meetings, it is intended that the persons named in the enclosed proxy will vote in accordance with their judgment.

Solicitation of Voting Instructions

Voting instructions will be solicited principally by mailing this Prospectus/Proxy Statement and its enclosures, but instructions also may be solicited by telephone, facsimile, through electronic means such as email, or in person by officers or representatives of the Fund or the Participating Insurance Company. If the record owner of a Contract is a custodian, nominee, or fiduciary, the Fund may send proxy materials to the record owner for any beneficial owners that such record owner may represent. The Fund may reimburse custodians, nominees, and fiduciaries for their reasonable expenses incurred in connection with proxy solicitations of such beneficial owners.

ADDITIONAL INFORMATION ABOUT THE FUND, TRUST AND THE PORTFOLIOS

The Portfolios are series of The Prudential Series Fund and the AST Portfolios are separate series of Advanced Series Trust; both of which are open-end management investment companies registered with the SEC under the 1940 Act. Each portfolio is, in effect, a separate mutual fund.

Additional information about the AST Portfolios is included in Exhibit B.

Additional information about the Portfolios is included in the prospectus for the Fund, dated May 1, 2009, and the portions of that prospectus relating to the Portfolios described herein are incorporated herein by reference. Further information about both Portfolios is included in the Statement of Additional Information of the Fund, dated May 1, 2009, and the portions of that document relating to the Portfolios are incorporated herein by reference. These documents are available upon request and without charge by calling 888-778-2888 or by writing to the Fund at Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.

The Fund, on behalf of the Portfolios, files proxy materials, reports, and other information with the SEC in accordance with the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act. The Fund also prepares an annual report, which includes the management discussion and analysis. The annual report is available both from the SEC and from the Fund. These materials can be inspected and copied at the SEC's Public Reference Room at 100 F Street, N.E., Washington, DC 20549, and at the Regional Offices of the SEC located in New York City at 233 Broadway, New York, NY 10279. Also, copies of such material can be obtained from the SEC's Public Reference Section, Washington, DC 20549-6009, upon payment of prescribed fees, or from the SEC's Internet address at http://www.sec.gov.

PRINCIPAL HOLDERS OF SHARES

As of the Record Date, all of the shares of Portfolios and the AST Portfolios are owned as of record by various Participating Insurance Company separate accounts related to the Contracts. As noted above, the Participating Insurance Company is required to offer Contract owners the opportunity to instruct it as to how to vote Portfolio shares. The table below sets forth, as of the Record Date, each shareholder that owns beneficially more than 5% of any Portfolio.

Portfolio	Beneficial Owner Name*	Address	Share Class	Shares/ % Ownership
SP Aggressive Portfolio	PLAZ Annuity Attn: Separate Accounts 7th Floor	213 Washington Street Newark, NJ 07102	A	12,114,845 / 63.65%

	PLAZ Life Attn: Separate Accounts 7th Floor	213 Washington Street Newark, NJ 07102	A	5,453,360 / 28.65%

Portfolio	Beneficial Owner Name*	Address	Share Class	Shares/ % Ownership
AST Aggressive Portfolio	Skandia Annuity Attn: Separate Accounts 7th Floor	213 Washington Street Newark, NJ 07102	A	21,903,849 / 76.22%

	PLAZ Annuity Attn: Separate Accounts 7th Floor	213 Washington Street Newark, NJ 07102	A	6,382,624 / 22.21%

SP Balanced Portfolio	PLAZ Annuity Attn: Separate Accounts 7th Floor	213 Washington Street Newark, NJ 07102	A	90,293,578 / 87.24%

	PLAZ Life Attn: Separate Accounts 7th Floor	213 Washington Street Newark, NJ 07102	A	6,920,843 / 6.69%

	PLNJ Annuity Attn: Separate Accounts 7th Floor	213 Washington Street Newark, NJ 07102	A	5,225,919 / 5.05%

AST Balanced Portfolio	Skandia Annuity Attn: Separate Accounts 7th Floor	213 Washington Street Newark, NJ 07102	A	153,875,658 / 64.18%

	PLAZ Annuity Attn: Separate Accounts 7th Floor	213 Washington Street Newark, NJ 07102	A	75,817,990 / 31.62%

SP Conservative Portfolio	PLAZ Annuity Attn: Separate Accounts 7th Floor	213 Washington Street Newark, NJ 07102	A	41,722,497 / 91.89%

AST Preservation Portfolio	Skandia Annuity Attn: Separate Accounts 7th Floor	213 Washington Street Newark, NJ 07102	A	161,998,996 / 75.18%

	PLAZ Annuity Attn: Separate Accounts 7th Floor	213 Washington Street Newark, NJ 07102	A	48,239,988 / 22.39%

Conservative Growth Portfolio	PLAZ Annuity Attn: Separate Accounts 7th Floor	213 Washington Street Newark, NJ 07102	A	9,081,611 / 95.04%

AST Preservation Portfolio (See numbers listed above)

*  As defined by the SEC, a security is beneficially owned by a person if that person has or shares voting power or investment power with respect to the security.

As of the Record Date, the Trustees and Officers of the Fund, as a group, beneficially owned less than 1% of the outstanding voting shares of either of the Portfolios.

FINANCIAL HIGHLIGHTS

The financial highlights for each AST Portfolio for the fiscal year ended December 31, 2008 (audited), are shown in the tables below:

	AST Aggressive Asset Allocation Portfolio
	Year Ended December 31,			December 5, 2005(f) through December 31,
	2008(g)	2007	2006	2005
Per Share Operating Performance:
Net Asset Value, beginning of period	$12.60	$11.55	$10.01	$10.00
Income (Loss) From Investment Operations:
Net investment income (loss)	0.09	0.05	0.02	—	(e)
Net realized and unrealized gain (loss) on investments	(4.95)	1.09	1.52	0.01
Total from investment operations	(4.86)	1.14	1.54	0.01
Less Distributions:	(1.27)	(0.09)	—	—
Net Asset Value, end of period	$6.47	$12.60	$11.55	$10.01
Total Return(a)	(42.33)%	9.84%	15.38%	0.10%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$135.3	$573.2	$378.1	$36.4
Ratios to average net assets(b):
Expenses After Advisory Fee Waiver and Expense Reimbursement	0.20%	0.18%	0.20%	0.20	%(d)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	0.20%	0.18%	0.20%	2.41	%(d)
Net investment income (loss)	0.86%	0.48%	0.33%	(0.20	)%(d)
Portfolio turnover rate	77%	41%	35%	3	%(c)

(a)  Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)  Does not include expenses of the underlying portfolios in which the Portfolio invests.

(c)  Not annualized.

(d)  Annualized.

(e)  Less than $0.005.

(f)  Commencement of operations.

(g)  Calculated based on average shares outstanding during the year.

	AST Balanced Asset Allocation Portfolio
	Year Ended December 31,			December 5, 2005(f) through December 31,
	2008(g)	2007(g)	2006(g)	2005
Per Share Operating Performance:
Net Asset Value, beginning of period	$12.06	$11.08	$10.04	$10.00
Income (Loss) From Investment Operations:
Net investment income (loss)	0.21	0.17	0.09	—	(e)
Net realized and unrealized gain (loss) on investments	(3.56)	0.87	0.95	0.04
Total from investment operations	(3.35)	1.04	1.04	0.04
Less Distributions:	(0.48)	(0.06)	—	—
Net Asset Value, end of period	$8.23	$12.06	$11.08	$10.04
Total Return(a)	(28.76)%	9.36%	10.36%	0.40%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$1,344.7	$1,622.2	$785.2	$51.7
Ratios to average net assets(b):
Expenses After Advisory Fee Waiver and Expense Reimbursement	0.17%	0.17%	0.19%	0.20	%(d)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	0.17%	0.17%	0.19%	2.02	%(d)
Net investment income (loss)	1.98%	1.48%	0.90%	(0.20	)%(d)
Portfolio turnover rate	90%	32%	32%	2	%(c)

(a)  Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)  Does not include expenses of the underlying portfolios in which the Portfolio invests.

(c)  Not annualized.

(d)  Annualized.

(e)  Less than $0.005.

(f)  Commencement of operations.

(g)  Calculated based on average shares outstanding during the period.

	AST Preservation Asset Allocation Portfolio
	Year Ended December 31,			December 5, 2005(f) through December 31,
	2008(g)	2007(g)	2006(g)	2005
Per Share Operating Performance:
Net Asset Value, beginning of period	$11.78	$10.84	$10.06	$10.00
Income (Loss) From Investment Operations:
Net investment income (loss)	0.24	0.22	0.10	—	(e)
Net realized and unrealized gain (loss) on investments	(2.47)	0.75	0.68	0.06
Total from investment operations	(2.23)	0.97	0.78	0.06
Less Distributions:	(0.45)	(0.03)	—	—
Net Asset Value, end of period	$9.10	$11.78	$10.84	$10.06
Total Return(a)	(19.55)%	8.91%	7.75%	0.60%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$1,340.8	$714.4	$309.4	$13.7
Ratios to average net assets(b):
Expenses After Advisory Fee Waiver and Expense Reimbursement	0.17%	0.18%	0.20%	0.20	%(d)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	0.17%	0.18%	0.23%	6.28	%(d)
Net investment income (loss)	2.29%	1.95%	0.92%	(0.19	)%(d)
Portfolio turnover rate	58%	67%	70%	6	%(c)

(a)  Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)  Does not include expenses of the underlying portfolios in which the Portfolio invests.

(c)  Not annualized.

(d)  Annualized.

(e)  Less than $0.005.

(f)  Commencement of operations.

(g)  Calculated based on average shares outstanding during the year.

Each AST Portfolio's financial highlights for the fiscal year ended December 31, 2008, which are included in the Portfolio's Prospectus and incorporated herein by reference, have been audited by KPMG, LLP, independent registered public accounting firm, whose report thereon is included in the Portfolio's Annual Report to Shareholders dated December 31, 2008, which is incorporated by reference into the SAI for the AST Portfolios.

The financial highlights audited by KPMG, LLP have been incorporated in reliance on their reports given on their authority as experts in auditing and accounting.

EXHIBITS TO PROSPECTUS/PROXY STATEMENT

Exhibits
A	Agreement and Plan of Reorganization by and between Advanced Series Trust and The Prudential Series Fund

B	Prospectus for the Advanced Series Trust Portfolios, dated May 1, 2009.

The Prospectus for the Advanced Series Trust Portfolios described above is part of this Prospectus/Proxy Statement and will be included in the proxy solicitation mailing to shareholders. For purposes of this EDGAR filing it is filed with Post-Effective Amendment No. 74 to Registration Statement, which Amendment was filed via EDGAR on April 23, 2009, and is incorporated herein by reference.

EXHIBIT A TO PROSPECTUS/PROXY STATEMENT

Agreement and Plan of Reorganization by and between Advanced Series Trust and
The Prudential Series Fund

Exhibit A

ADVANCED SERIES TRUST
THE PRUDENTIAL SERIES FUND

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Plan") is made as of this 26th day of June, 2009 by and between Advanced Series Trust ("AST"), a business trust organized under the laws of The Commonwealth of Massachusetts on behalf of all its portfolios listed in Schedule A to this Plan (each, an "Acquiring Portfolio"), and The Prudential Series Fund, a Delaware statutory trust ("PSF") on behalf of all its portfolios listed in Schedule A to this Plan (each, a "Target Portfolio"), each having its principal place of business at Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102. Together, the Target Portfolios and Acquiring Portfolios are referred to as the "Portfolios."

The reorganization for each Target Portfolio (hereinafter referred to as the "Reorganization") is intended to constitute a tax-free transaction for federal income tax purposes and will consist of (i) the acquisition by the Acquiring Portfolio of all of the assets of the Target Portfolio and the assumption by the Acquiring Portfolio of all of the liabilities of the Target Portfolio in exchange solely for full and fractional shares, par value $0.001 each, of the Acquiring Portfolio ("Acquiring Portfolio Shares"); (ii) the distribution of Acquiring Portfolio Shares to the shareholders of the Target Portfolio according to their respective interests in complete liquidation of the Target Portfolio; and (iii) the dissolution of the Target Portfolio as soon as practicable after the closing (as defined in Section 3, hereinafter called the "Closing"), all upon and subject to the terms and conditions of this Plan hereinafter set forth.

The Reorganization of a Target Portfolio by the Acquiring Portfolio is not dependent upon the consummation of the other Reorganization of a Target Portfolio by the Acquiring Portfolio. To the extent this Agreement refers only to a single Reorganization, the terms and conditions hereof shall apply separately to each Reorganization and to the Target Portfolio and the Acquiring Portfolio participating therein, as applicable.

In order to consummate the Plan, the following actions shall be taken by AST and PSF on behalf of each Acquiring Portfolio and each corresponding Target Portfolio, as applicable:

1. Sale and Transfer of Assets, Liquidation and Dissolution of Target Portfolio.

(a) Subject to the terms and conditions of this Plan, AST shall: (i) transfer all of the assets of the Target Portfolio, as set forth in Section 1(b) hereof, to the Acquiring Portfolio; and (ii) cause the Acquiring Portfolio to assume all the liabilities of the Target Portfolio as set forth in Section 1(b) hereof. Such transactions shall take place at the Closing.

(b) The assets of the Target Portfolio to be acquired by the Acquiring Portfolio (collectively, the "Assets") shall consist of all property, including, without limitation, all cash, securities, commodities and futures interests, and dividends or interest receivable that are owned by the Target Portfolio, and any deferred or prepaid expenses shown as an asset on the books of the Acquiring Portfolio on the Closing date (as defined in Section 3, hereinafter the "Closing Date"). All liabilities, expenses, costs, charges and reserves of the Target Portfolio, to the extent that they exist at or after the Closing, shall after the Closing attach to the Acquiring Portfolio and may be enforced against the Acquiring Portfolio to the same extent as if the same had been incurred by the Acquiring Portfolio.

(c) Subject to the terms and conditions of this Plan, AST on behalf of the Acquiring Portfolio shall at the Closing deliver to the Target Portfolio the number of Acquiring Portfolio Shares, determined by dividing the net asset value per share of the shares of the Target Portfolio ("Target Portfolio Shares") on the Closing Date by the net asset value per share of the Acquiring Portfolio Shares, and multiplying the result thereof by the number of outstanding Target Portfolio Shares as of the close of regular trading on the New York Stock

Exchange (the "NYSE") on the Closing Date. All such values shall be determined in the manner and as of the time set forth in Section 2 hereof.

(d) Immediately following the Closing, the Target Portfolio shall distribute pro rata to its shareholders of record as of the close of business on the Closing Date, the Acquiring Portfolio Shares received by the Target Portfolio pursuant to this Section 1 and then shall terminate and dissolve. Such liquidation and distribution shall be accomplished by the establishment of accounts on the share records of AST relating to the Acquiring Portfolio and noting in such accounts the type and amounts of Acquiring Portfolio Shares that former Target Portfolio shareholders are due based on their respective holdings of the Target Portfolio as of the close of business on the Closing Date. Fractional Acquiring Portfolio Shares shall be carried to the third decimal place. The Acquiring Portfolio shall not issue certificates representing the Acquiring Portfolio shares in connection with such exchange.

2. Valuation.

(a) The value of the Target Portfolio's Assets to be transferred to the Acquiring Portfolio hereunder shall be computed as of the close of regular trading on the NYSE on the Closing Date (the "Valuation Time") using the valuation procedures set forth in AST's current effective prospectus.

(b) The net asset value of a share of the Acquiring Portfolio shall be determined to the second decimal point as of the Valuation Time using the valuation procedures set forth in AST's current effective prospectus.

(c) The net asset value of a share of the Target Portfolio shall be determined to the second decimal point as of the Valuation Time using the valuation procedures set forth in PSF's current effective prospectus.

3. Closing and Closing Date.

The consummation of the transactions contemplated hereby shall take place at the Closing (the "Closing"). The date of the Closing (the "Closing Date") shall be November 13, 2009 for the Aggressive Growth Asset Allocation—Aggressive Asset Allocation Reorganization and the Balanced Asset Allocation Reorganization, and on November 20, 2009 for the Conservative Asset Allocation—Preservation Asset Allocation Reorganization and the Diversified Conservative Growth—Preservation Asset Allocation Reorganization, or such later date as determined in writing by AST's officers. The Closing shall take place at the principal office of AST at 5:00 p.m. Eastern time on the Closing Date. PSF on behalf of the Target Portfolio shall have provided for delivery as of the Closing of the Target Portfolio's Assets to the account of the Acquiring Portfolio at the Acquiring Portfolio's custodians. Also, PSF on behalf of the Target Portfolio shall produce at the Closing a list of names and addresses of the shareholders of record of the Target Portfolio Shares and the number of full and fractional shares owned by each such shareholder, all as of the Valuation Time, certified by its transfer agent or by its President to the best of its or his or her knowledge and belief. AST on behalf of the Acquiring Portfolio shall issue and deliver a confirmation evidencing the Acquiring Portfolio Shares to be credited to the Target Portfolio's account on the Closing Date to the Secretary of PSF, or shall provide evidence satisfactory to the Target Portfolio that the Acquiring Portfolio Shares have been registered in an account on the books of the Acquiring Portfolio in such manner as PSF on behalf of Target Portfolio may request.

4. Representations and Warranties by PSF on behalf of each Target Portfolio.

PSF makes the following representations and warranties about each Target Portfolio:

(a) The Target Portfolio is a series of PSF, a Delaware statutory trust organized under the laws of the State of Delaware and validly existing and in good standing under the laws of that jurisdiction. PSF is duly registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, management investment company and all of the Target Portfolio Shares sold were sold pursuant to an effective registration statement filed under the Securities Act of 1933, as amended (the "1933 Act").

(b) PSF on behalf of the Target Portfolio is authorized to issue an unlimited number of the Target Portfolio shares, each outstanding share of which is fully paid, non-assessable, freely transferable and has full voting rights.

(c) The financial statements appearing in PSF's Annual Report to Shareholders for the fiscal year ended December 31, 2008, audited by KPMG LLP, fairly present the financial position of the Target Portfolio as of such date and the results of its operations for the periods indicated in conformity with generally accepted accounting principles applied on a consistent basis.

(d) PSF has the necessary power and authority to conduct the Target Portfolio's business as such business is now being conducted.

(e) PSF on behalf of the Target Portfolio is not a party to or obligated under any provision of PSF's Agreement and Declaration of Trust, or any contract or any other commitment or obligation, and is not subject to any order or decree, that would be violated by its execution of or performance under this Plan.

(f) The Target Portfolio does not have any unamortized or unpaid organizational fees or expenses.

(g) The Target Portfolio has elected to be, and is, treated as a partnership for U.S. federal income tax purposes. The Target Portfolio has satisfied the diversification and look-through requirements of Section 817(h) of the Internal Revenue Code of 1986, as amended (the "Code"), since its inception and will continue to satisfy such requirements at the Closing.

(h) The Target Portfolio, or its agents, (i) holds a valid Form W-8BEN, Certificate of Foreign Status of Beneficial Owner for United States Withholding (or other appropriate series of Form W-8, as the case may be), or Form W-9, Request for Taxpayer Identification Number and Certification, for each Target Portfolio shareholder of record, which Form W-8 or Form W-9 can be associated with reportable payments made by the Target Portfolio to such shareholder, and/or (ii) has otherwise timely instituted the appropriate nonresident alien or foreign corporation or backup withholding procedures with respect to such shareholder as provided by Sections 1441, 1442, and 3406 of the Code.

(i) At the Closing, the Target Portfolio will have good and marketable title to all of the securities and other assets shown on the statement of assets and liabilities referred to above, free and clear of all liens or encumbrances of any nature whatsoever, except such imperfections of title or encumbrances as do not materially detract from the value or use of the assets subject thereto, or materially affect title thereto.

(j) Except as may be disclosed in PSF's current effective prospectus, there is no material suit, judicial action, or legal or administrative proceeding pending or threatened against any of the Target Portfolios.

(k) There are no known actual or proposed deficiency assessments with respect to any taxes payable by the Target Portfolios.

(l) The execution, delivery, and performance of this Plan have been duly authorized by all necessary actions of PSF's Board of Trustees, and this Plan constitutes a valid and binding obligation enforceable in accordance with its terms.

5. Representations and Warranties by AST on behalf of each Acquiring Portfolio.

AST makes the following representations and warranties about each Acquiring Portfolio:

(a) The Acquiring Portfolio is a series of AST, a business trust organized under the laws of the Commonwealth of Massachusetts validly existing and in good standing under the laws of that jurisdiction. AST is duly registered under the 1940 Act as an open-end, management investment company and all of the Acquiring Portfolio Shares sold have been sold pursuant to an effective registration statement filed under the 1933 Act.

(b) AST on behalf of the Acquiring Portfolio is authorized to issue an unlimited number of the Acquiring Portfolio shares, par value $0.001, each outstanding share of which is fully paid, non-assessable, freely transferable, and has full voting rights.

(c) The financial statements appearing in AST's Annual Report to Shareholders for the fiscal year ended December 31, 2008, audited by KPMG LLP, fairly present the financial position of the Acquiring Portfolio as of such date and the results of its operations for the periods indicated in conformity with generally accepted accounting principles applied on a consistent basis.

(d) AST has the necessary power and authority to conduct the Acquiring Portfolio's business as such business is now being conducted.

(e) AST on behalf of the Acquiring Portfolio is not a party to or obligated under any provision of AST's Second Amended and Restated Declaration of Trust, or any contract or any other commitment or obligation, and is not subject to any order or decree, that would be violated by its execution of or performance under this Plan.

(f) The Acquiring Portfolio has elected to be, and is, treated as a partnership for federal income tax purposes. The Acquiring Portfolio has satisfied the diversification and look-through requirements of Section 817(h) of the Code since its inception and will continue to satisfy such requirements at the Closing.

(g) The statement of assets and liabilities to be created by AST for the Acquiring Portfolio as of the Valuation Time for the purpose of determining the number of Acquiring Portfolio Shares to be issued pursuant to this Plan will accurately reflect the Assets in the case of the Target Portfolio and the net asset value in the case of the Acquiring Portfolio, and outstanding shares, as of such date, in conformity with generally accepted accounting principles applied on a consistent basis.

(h) At the Closing, the Acquiring Portfolio will have good and marketable title to all of the securities and other assets shown on the statement of assets and liabilities referred to in above, free and clear of all liens or encumbrances of any nature whatsoever, except such imperfections of title or encumbrances as do not materially detract from the value or use of the assets subject thereto, or materially affect title thereto.

(i) Except as may be disclosed in AST's current effective prospectus, there is no material suit, judicial action, or legal or administrative proceeding pending or threatened against the Acquiring Portfolios.

(j) There are no known actual or proposed deficiency assessments with respect to any taxes payable by the Acquiring Portfolios.

(k) The execution, delivery, and performance of this Plan have been duly authorized by all necessary actions of AST's Board of Trustees, and this Plan constitutes a valid and binding obligation enforceable in accordance with its terms.

(l) AST anticipates that consummation of this Plan will not cause the Acquiring Portfolios to fail to conform to the requirements of Section 817(h) at the end of each tax quarter.

6. Intentions of PSF on behalf of each Target Portfolio.

(a) At the Closing, PSF on behalf of each Target Portfolio, intends to have available a copy of the shareholder ledger accounts, certified by PSF's transfer agent or its President or a Vice President to the best of its or his or her knowledge and belief, for all the shareholders of record of Target Portfolio Shares as of the Valuation Time who are to become shareholders of the Acquiring Portfolio as a result of the transfer of assets that is the subject of this Plan.

(b) PSF intends that each Target Portfolio will not acquire the Acquiring Portfolio Shares for the purpose of making distributions thereof to anyone other than the Target Portfolio's shareholders.

(c) PSF on behalf of the Target Portfolios intends, if this Plan is consummated, to liquidate and dissolve the Target Portfolios.

(d) PSF intends to mail to each shareholder of each Target Portfolio entitled to vote at the meeting of its shareholders at which action on this Plan is to be considered, in sufficient time to comply with requirements as to notice thereof, a Combined Proxy Statement and Prospectus that complies in all material respects with the applicable provisions of Section 14(a) of the Securities Exchange Act of 1934, as amended, and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

7. Intentions of AST on behalf of the Portfolios.

(a) AST intends to operate each Portfolio's respective business as presently conducted between the date hereof and the Closing.

(b) AST intends that, by the Closing, each of the Portfolio's Federal and other tax returns and reports required by law to be filed on or before such date shall have been filed, and all Federal and other taxes shown as due on said returns shall have either been paid or adequate liability reserves shall have been provided for the payment of such taxes.

(c) AST intends to file with the U.S. Securities and Exchange Commission a registration statement on Form N-14 under the 1933 Act relating to the Acquiring Portfolio Shares issuable hereunder ("Registration Statement"), and will use its best efforts to provide that the Registration Statement becomes effective as promptly as practicable. At the time the Registration Statement becomes effective, it will: (i) comply in all material respects with the applicable provisions of the 1933 Act, and the rules and regulations promulgated thereunder; and (ii) not contain any untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. At the time the Registration Statement becomes effective, at the time of the shareholders' meeting of the Target Portfolios, and at the Closing Date, the prospectus and statement of additional information included in the Registration Statement will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

8. Conditions Precedent to be Fulfilled by PSF and AST on behalf of the Portfolios.

The consummation of the Plan with respect to each Acquiring Portfolio and each Target Portfolio shall be subject to the following conditions:

(a) That: (i) all the representations and warranties contained herein concerning the Portfolios shall be true and correct as of the Closing with the same effect as though made as of and at such date; (ii) performance of all obligations required by this Plan to be performed by AST and PSF on behalf of the Portfolios shall occur prior to the Closing; and (iii) AST and PSF shall each execute a certificate signed by the President or a Vice President and by the Secretary or equivalent officer to the foregoing effect.

(b) That the form of this Plan shall have been adopted and approved by the appropriate action of the Boards of Trustees of AST and PSF on behalf of the Portfolios.

(c) That the U.S. Securities and Exchange Commission shall not have issued an unfavorable management report under Section 25(b) of the 1940 Act or instituted or threatened to institute any proceeding seeking to enjoin consummation of the Plan under Section 25(c) of the 1940 Act. And, further, that no other legal, administrative or other proceeding shall have been instituted or threatened that would materially affect the financial condition of a Portfolio or would prohibit the transactions contemplated hereby.

(d) That at or immediately prior to the Closing, each Target Portfolio shall have declared and paid a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the Target Portfolio's shareholders all of such Target Portfolio's investment company taxable income for taxable years ending at or prior to the Closing and all of its net capital gain, if any, realized in taxable years ending at or prior to the Closing (after reduction for any capital loss carry-forward).

(e) That there shall be delivered to AST and PSF on behalf of the Portfolios an opinion from Shearman & Sterling LLP, in form and substance satisfactory to AST and PSF, substantially to the effect that the transactions contemplated by this Plan should constitute a tax-free transaction for federal income tax purposes. Such opinion shall contain the conclusion that the transfer by the Target Portfolio of all of its assets to the Acquiring Portfolio, in exchange solely for Acquiring Portfolio Shares, the assumption by the Acquiring Portfolio of all of the liabilities of the Target Portfolio, and the distribution of the Acquiring Portfolio Shares to the shareholders of the Target Portfolio in complete liquidation of the Target Portfolio, should be tax-free to the shareholders of the Target Portfolio.

In giving the opinion set forth above, counsel may state that it is relying on certificates of the officers of AST and PSF with regard to matters of fact.

(f) That the Registration Statement with respect to the Acquiring Portfolio Shares to be delivered to the Target Portfolio's shareholders in accordance with this Plan shall have become effective, and no stop order suspending the effectiveness of the Registration Statement or any amendment or supplement thereto, shall have been issued prior to the Closing Date, or shall be in effect at Closing, and no proceedings for the issuance of such an order shall be pending or threatened on that date.

(g) That the Acquiring Portfolio Shares to be delivered hereunder shall be eligible for sale by the Acquiring Portfolio with each state commission or agency with which such eligibility is required in order to permit the Acquiring Portfolio Shares lawfully to be delivered to each shareholder of the Target Portfolio.

9. Expenses.

(a) AST represents and warrants that there are no broker or finders' fees payable by it in connection with the transactions provided for herein.

(b) The expenses of entering into and carrying out the provisions of this Plan shall be borne as follows:

Aggressive Growth Asset Allocation—Aggressive Asset Allocation Reorganization	Investment Managers or their affiliates

Balanced Asset Allocation Reorganization	SP Balanced Portfolio

Conservative Asset Allocation—Preservation Asset Allocation Reorganization	SP Conservative Portfolio

Diversified Conservative Growth—Preservation Asset Allocation Reorganization	Conservative Growth Portfolio

10. Termination; Postponement; Waiver; Order.

(a) Anything contained in this Plan to the contrary notwithstanding, this Plan may be terminated and abandoned at any time (whether before or after approval thereof by the shareholders of an Target Portfolio) prior to the Closing, or the Closing may be postponed by AST or PSF on behalf of a Portfolio by resolution of the Board of Trustees of AST or PSF, as applicable, if circumstances develop that, in the opinion of the Board, make proceeding with the Plan inadvisable.

(b) If the transactions contemplated by this Plan have not been consummated by June 30, 2010, the Plan shall automatically terminate on that date, unless a later date is agreed to by the officers of AST and PSF on behalf of the relevant Portfolios.

(c) In the event of termination of this Plan pursuant to the provisions hereof, the Plan shall become void and have no further effect with respect to the Acquiring Portfolio or Target Portfolio, and neither AST nor PSF, the Acquiring Portfolio nor the Target Portfolio, nor the trustees, officers, agents or shareholders shall have any liability in respect of this Plan.

(d) At any time prior to the Closing, any of the terms or conditions of this Plan may be waived by the party who is entitled to the benefit thereof by action taken by PSF's or AST's Board of Trustees if, in the judgment of such Board of Trustees, such action or waiver will not have a material adverse affect on the benefits intended under this Plan to its shareholders, on behalf of whom such action is taken.

(e) If any order or orders of the U.S. Securities and Exchange Commission with respect to this Plan shall be issued prior to the Closing and shall impose any terms or conditions that are determined by action of the Board of Trustees of AST or PSF on behalf of the Portfolios to be acceptable, such terms and conditions shall be binding as if a part of this Plan without further vote or approval of the shareholders of the Target Portfolios, unless such terms and conditions shall result in a change in the method of computing the number of Acquiring Portfolio Shares to be issued a Target Portfolio, in which event, unless such terms and conditions shall have been included in the proxy solicitation material furnished to the shareholders of the Target Portfolio prior to the meeting at which the transactions contemplated by this Plan shall have been approved, this Plan shall not be consummated and shall terminate, unless PSF on behalf of the Target Portfolio shall call a special meeting of shareholders at which such conditions so imposed shall be submitted for approval.

11. Entire Plan and Amendments.

This Plan embodies the entire plan of AST and PSF on behalf of the Portfolios, and there are no agreements, understandings, restrictions, or warranties between the parties other than those set forth or provided for herein. This Plan may be amended only by AST and PSF. Neither this Plan nor any interest herein may be assigned without the prior written consent of AST or PSF on behalf of the Portfolio corresponding to the Portfolio making the assignment.

12. Notices.

Any notice, report, or demand required or permitted by any provision of this Plan shall be in writing and shall be deemed to have been given if delivered or mailed, first class postage prepaid, addressed to either AST or PSF at Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102, Attention: Secretary.

13. Governing Law.

This Plan shall be governed by and carried out in accordance with the laws of the Commonwealth of Massachusetts without regard to its conflict of laws principles.

IN WITNESS WHEREOF, each party has executed this Plan by its duly authorized officers, all as of the date and year first written above.

ADVANCED SERIES TRUST on behalf of the Acquiring Portfolios listed in Schedule A

/s/ Stephen Pelletier

Attest: John P. Schwartz /s/ John P. Schwartz	By: Stephen Pelletier Title: President

THE PRUDENTIAL SERIES FUND on behalf of the Target Portfolios listed in Schedule A

/s/ Stephen Pelletier

Attest: John P. Schwartz /s/ John P. Schwartz	By: Stephen Pelletier Title: President

Schedule A

Portfolios of The Prudential Series Fund (each, a Target Portfolio)	Portfolios of Advanced Series Trust (each, an Acquiring Portfolio)
SP Aggressive Growth Asset Allocation Portfolio	AST Aggressive Asset Allocation Portfolio

SP Balanced Asset Allocation Portfolio	AST Balanced Asset Allocation Portfolio

SP Conservative Asset Allocation Portfolio	AST Preservation Asset Allocation Portfolio

Diversified Conservative Growth Portfolio	AST Preservation Asset Allocation Portfolio

EXHIBIT B TO PROSPECTUS/PROXY STATEMENT

Prospectus for the Advanced Series Trust Portfolios, dated May 1, 2009.

B-1

PART B

STATEMENT OF ADDITIONAL INFORMATION

TO PROSPECTUS/PROXY STATEMENT

Gateway Center Three
100 Mulberry Street
Newark, New Jersey 07102-4077

Dated August 19, 2009

Reorganization of the SP Aggressive Growth Asset Allocation Portfolio
into the AST Aggressive Asset Allocation Portfolio

Reorganization of the SP Balanced Asset Allocation Portfolio
into the AST Balanced Asset Allocation Portfolio

Reorganization of the SP Conservative Asset Allocation Portfolio
into the AST Preservation Asset Allocation Portfolio

Reorganization of the Diversified Conservative Growth Portfolio
into the AST Preservation Asset Allocation Portfolio

This Statement of Additional Information (the “SAI”) expands upon and supplements information contained in the combined Proxy Statement of the SP Aggressive Growth Asset Allocation Portfolio, the SP Balanced Asset Allocation Portfolio, the SP Conservative Asset Allocation Portfolio, and the Diversified Conservative Growth Portfolio (each, a “Portfolio” and collectively, the “Portfolios”), each a series of The Prudential Series Fund (the “Fund”) and Prospectus of the AST Aggressive Asset Allocation Portfolio, the AST Balanced Asset Allocation Portfolio, and the AST Preservation Asset Allocation Portfolio (each, an “AST Portfolio” and collectively, the “AST Portfolios”), each a series of Advanced Series Trust (the “Trust”), dated August 19, 2009 (such combined Proxy Statement and Prospectus being Referred to herein as the “Prospectus/Proxy Statement”).

This SAI relates specifically to the proposed transfer of all of each Portfolio’s assets to the corresponding AST Portfolio in exchange for the AST Portfolio’s assumption of all of the Portfolio’s liabilities and the AST Portfolio’s issuance to the Portfolio of shares of beneficial interest in that AST Portfolio (the “AST Portfolio Shares”).  The AST Portfolio Shares received by a Portfolio will have an aggregate net asset value that is equal to the aggregate net asset value of the Portfolio shares that are outstanding immediately prior to such reorganization transaction.  Each reorganization transaction also provides for the distribution by the Portfolio, on a pro rata basis, of such AST Portfolio Shares to its shareholders in complete liquidation of such Portfolio.  A vote in favor of the Plan by the shareholders of a Portfolio will constitute a vote in favor of the liquidation of the applicable Portfolio and the termination of such Portfolio as a separate series of the Fund.

This SAI consists of this Cover Page, information on investment restrictions, the Statement of Additional Information on Form N-1A of the Trust dated May 1, 2009, which is incorporated herein by reference (which means that those portions are legally part of this SAI), and the pro forma financial statements for each Portfolio and each AST Portfolio after giving effect to the proposed reorganizations.

This SAI is not a Prospectus; you should read this SAI in conjunction with the Prospectus/Proxy Statement, which relates to the above-referenced reorganization transactions.  You can request a copy of the Prospectus/Proxy Statement by calling 888-778-2888 or by writing to the Trust at Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102. In addition, a copy of the Prospectus/Proxy Statement is available at the Trust’s website at http://preview.prudential.com/view/page/public/12669.  The Securities and Exchange Commission (“SEC”) maintains a website (www.sec.gov) that contains the SAI and other material incorporated by reference and considered part of this Prospectus/Proxy Statement, together with other information regarding the Fund and the Trust.

STATEMENT OF ADDITIONAL INFORMATION

INVESTMENT RESTRICTIONS

Set forth below are certain investment restrictions applicable to the listed Portfolios. Fundamental restrictions may not be changed without a majority vote of shareholders as required by the Investment Company Act of 1940 (the 1940 Act). Non-fundamental restrictions may be changed by the Board of Trustees without shareholder approval.

AGGRESSIVE PORTFOLIOS

The fundamental investment restrictions for the AST Aggressive Asset Allocation Portfolio are substantially similar to the fundamental investment restrictions for the SP Aggressive Growth Asset Allocation Portfolio.

As a matter of fundamental policy, the AST Aggressive Asset Allocation Portfolio may not:

1. Issue senior securities, except as permitted under the Investment Company Act of 1940 (the Investment Company Act).

2. The Portfolios may not borrow money, except to the extent permitted by applicable law from time to time. Note: The Investment Company Act currently permits an open-end investment company to borrow money from a bank so long as the ratio which the value of the total assets of the investment company (including the amount of any such borrowing), less the amount of all liabilities and indebtedness (other than such borrowing) of the investment company, bears to the amount of such borrowing is at least 300%. An open-end investment company may also borrow money from other lenders in accordance with applicable law and positions of the SEC and its staff. The Portfolio may engage in reverse repurchase arrangements without limit, subject to applicable requirements related to segregation of assets.

3. Underwrite securities issued by other persons, except to the extent that an Asset Allocation Portfolio may be deemed to be an underwriter (within the meaning of the Securities Act of 1933) in connection with the purchase and sale of portfolio securities.

4. Purchase or sell real estate unless acquired as a result of the ownership of securities or other instruments; provided that this restriction shall not prohibit an Asset Allocation Portfolio from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business.

5. Purchase or sell physical commodities unless acquired as a result of the ownership of securities or instruments; provided that this restriction shall not prohibit an Asset Allocation Portfolio from (i) engaging in permissible options and futures transactions and forward foreign currency contracts in accordance with the Asset Allocation Portfolio’s investment policies, or (ii) investing in securities of any kind.

6. Make loans, except that an Asset Allocation Portfolio may (i) lend portfolio securities in accordance with the Asset Allocation Portfolio’s investment policies in amounts up to 33 1/3% of the total assets of the Asset Allocation Portfolio taken at market value, (ii) purchase money market securities and enter into repurchase agreements, (iii) acquire publicly distributed or privately placed debt securities, and (iv) make loans of money to other investment companies to the extent permitted by the Investment Company Act or any exemption therefrom that may be granted by the SEC or any SEC releases, no-action letters or similar relief or interpretive guidance.

7. Purchase any security if, as a result, more than 25% of the value of the Asset Allocation Portfolio’s assets would be invested in the securities of issuers having their principal business activities in the same industry; provided that this restriction does not apply to investments in obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or to municipal securities (or repurchase agreements with respect thereto). For purposes of this limitation, investments in other investment companies shall not be considered an investment in any particular industry.

If a restriction on an Asset Allocation Portfolio’s investments is adhered to at the time an investment is made, a subsequent change in the percentage of Asset Allocation Portfolio assets invested in certain securities or other instruments, or change in average duration of the Asset Allocation Portfolio’s investment portfolio, resulting from changes in the value of the Asset Allocation Portfolio’s total assets, will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by applicable law.

With respect to investment restrictions (2) and (6), an Asset Allocation Portfolio will not borrow or lend to any other fund unless it applies for and receives an exemptive order from the SEC, if so required, or the SEC issues rules permitting such transactions.

With respect to investment restriction (6), the restriction on making loans is not considered to limit an Asset Allocation Portfolio’s investments in loan participations and assignments.

With respect to investment restriction (7), each Asset Allocation Portfolio will not consider a bank-issued guaranty or financial guaranty insurance as a separate security for purposes of determining the percentage of the Asset Allocation Portfolio’s assets invested in the securities of issuers in a particular industry.

As a matter of fundamental policy, the SP Aggressive Growth Asset Allocation Portfolio may not:

1. Buy or sell real estate, except that investments in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported or secured by interests in real estate are not subject to this limitation, and except that the Portfolios may exercise rights relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner. None of the Portfolios will buy or sell commodities or commodity contracts, except that a Portfolio may, consistent with its investment style, purchase and sell financial futures contracts and options thereon. For purposes of this restriction, futures contracts on currencies and on securities indices and forward foreign currency exchange contracts are not deemed to be commodities or commodity contracts.

2. Purchase securities on margin (but a Portfolio may obtain such short-term credits as may be necessary for the clearance of transactions); provided that the deposit or payment by a Portfolio of initial or maintenance margin in connection with otherwise permissible futures or options is not considered the purchase of a security on margin. None of the Portfolios will issue senior securities, borrow money or pledge assets, except as permitted by the Investment Company Act and rules thereunder, or by exemptive order, SEC release, no-action letter, or similar relief or interpretations. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed-delivery basis, reverse repurchase agreements, short sales, derivative and hedging transactions and collateral arrangements with respect thereto, and obligations of the Fund to Directors pursuant to deferred compensation agreements are not deemed to be a pledge of assets or the issuance of a senior security.

3. Make loans, except through loans of assets of a Portfolio, repurchase agreements, trade claims, loan participations or similar investments, or as permitted by the Investment Company Act and rules thereunder, or by exemptive order, SEC release, no-action letter or similar relief or interpretations. Provided that for purposes of this limitation, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers’ acceptances or instruments similar to any of the foregoing will not be considered the making of a loan.

4. Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

5. Purchase securities of a company in any industry if, as a result of the purchase, a Portfolio’s holdings of securities issued by companies in that industry would exceed 25% of the value of the Portfolio, except that this restriction does not apply to purchases of obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities or issued by domestic banks. For purposes of this restriction, neither finance companies as a group nor utility companies as a group are considered to be a single industry and will be grouped instead according to their services; for example, gas, electric, and telephone utilities will each be considered a separate industry. For purposes of this exception, domestic banks shall include all banks which are organized under the laws of the United States or a state (as defined in the 1940 Act), U.S. branches of foreign banks that are subject to the same regulations as U.S. banks and foreign branches of domestic banks (as permitted by the SEC).

Consistent with item 2 above, the Fund has entered into a $500 million revolving credit facility with other Prudential mutual funds to facilitate redemptions if necessary. This credit facility, which was entered into on October 24, 2008, is an arrangement with PNC Bank, National Association and The Bank of New York.

Whenever any fundamental investment policy or restriction states a maximum percentage of a Portfolio’s assets, it is intended that if the percentage limitation is set at the time the investment is made, a later change in percentage resulting from changing total or net asset values will not be considered a violation of such policy.

AST Aggressive Asset Allocation Portfolio has no non-fundamental policies other than to remain within its stated Investment Objectives and Policies.

As a matter of non-fundamental policy, the SP Aggressive Growth Asset Allocation Portfolio may not:

1. No Portfolio will, except as part of a merger, consolidation, acquisition, or reorganization, invest more than 5% of the value of its total assets in the securities of any one investment company or more than 10% of the value of its total assets, in the aggregate, in the securities of two or more investment companies, or acquire more than 3% of the total outstanding voting securities of any one investment company. Provided, however, that any Portfolio may invest in the securities of one or more investment companies to the extent permitted by the Investment Company Act and rules thereunder, or by exemptive order, SEC release, no-action letter or similar relief or interpretations.

2. Make short sales of securities or maintain a short position, except that certain SP Portfolios may sell securities short up to 25% of their net assets and except that the Portfolios may make short sales against-the-box. Collateral arrangements entered into with respect to options, futures contracts, forward contracts and swap agreements are not deemed to be short sales.

3. Enter into reverse repurchase agreements if, as a result, the Portfolio’s obligations with respect to reverse repurchase agreements would exceed 10% of the Portfolio’s net assets (defined to mean total assets at market value less liabilities other than reverse repurchase agreements).

4. Pledge or mortgage assets, except that no more than 10% of the value of any Portfolio may be pledged (taken at the time the pledge is made) to secure authorized borrowing and except that a Portfolio may enter into reverse repurchase agreements. Collateral arrangements entered into with respect to futures and forward contracts and the writing of options are not deemed to be the pledge of assets. Collateral arrangements entered into with respect to interest rate swap agreements are not deemed to be the pledge of assets.

5. Invest more than 15% of its net assets in illiquid securities. For purposes of this restriction, illiquid securities are those deemed illiquid pursuant to SEC regulations and guidelines, as they may be revised from time to time.

BALANCED PORTFOLIOS

The fundamental investment restrictions for the AST Balanced Asset Allocation Portfolio are substantially similar to the fundamental investment restrictions for the SP Balanced Asset Allocation Portfolio.

As a matter of fundamental policy, the AST Balanced Asset Allocation Portfolio may not:

1. Issue senior securities, except as permitted under the Investment Company Act of 1940 (the Investment Company Act).

2. The Portfolios may not borrow money, except to the extent permitted by applicable law from time to time. Note: The Investment Company Act currently permits an open-end investment company to borrow money from a bank so long as the ratio which the value of the total assets of the investment company (including the amount of any such borrowing), less the amount of all liabilities and indebtedness (other than such borrowing) of the investment company, bears to the amount of such borrowing is at least 300%. An open-end investment company may also borrow money from other lenders in accordance with applicable law and positions of the SEC and its staff. The Portfolio may engage in reverse repurchase arrangements without limit, subject to applicable requirements related to segregation of assets.

3. Underwrite securities issued by other persons, except to the extent that an Asset Allocation Portfolio may be deemed to be an underwriter (within the meaning of the Securities Act of 1933) in connection with the purchase and sale of portfolio securities.

4. Purchase or sell real estate unless acquired as a result of the ownership of securities or other instruments; provided that this restriction shall not prohibit an Asset Allocation Portfolio from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business.

5. Purchase or sell physical commodities unless acquired as a result of the ownership of securities or instruments; provided that this restriction shall not prohibit an Asset Allocation Portfolio from (i) engaging in permissible options and futures transactions and forward foreign currency contracts in accordance with the Asset Allocation Portfolio’s investment policies, or (ii) investing in securities of any kind.

6. Make loans, except that an Asset Allocation Portfolio may (i) lend portfolio securities in accordance with the Asset Allocation Portfolio’s investment policies in amounts up to 33 1/3% of the total assets of the Asset Allocation Portfolio taken at market value, (ii) purchase money market securities and enter into repurchase agreements, (iii) acquire publicly distributed or privately placed debt securities, and (iv) make loans of money to other investment companies to the extent permitted by the Investment Company Act or any exemption therefrom that may be granted by the SEC or any SEC releases, no-action letters or similar relief or interpretive guidance.

7. Purchase any security if, as a result, more than 25% of the value of the Asset Allocation Portfolio’s assets would be invested in the securities of issuers having their principal business activities in the same industry; provided that this restriction does not apply to investments in obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or to municipal securities (or repurchase agreements with respect thereto). For purposes of this limitation, investments in other investment companies shall not be considered an investment in any particular industry.

If a restriction on an Asset Allocation Portfolio’s investments is adhered to at the time an investment is made, a subsequent change in the percentage of Asset Allocation Portfolio assets invested in certain securities or other instruments, or change in average duration of the Asset Allocation Portfolio’s investment portfolio, resulting from changes in the value of the Asset Allocation Portfolio’s total assets, will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by applicable law.

With respect to investment restrictions (2) and (6), an Asset Allocation Portfolio will not borrow or lend to any other fund unless it applies for and receives an exemptive order from the SEC, if so required, or the SEC issues rules permitting such transactions.

With respect to investment restriction (6), the restriction on making loans is not considered to limit an Asset Allocation Portfolio’s investments in loan participations and assignments.

With respect to investment restriction (7), each Asset Allocation Portfolio will not consider a bank-issued guaranty or financial guaranty insurance as a separate security for purposes of determining the percentage of the Asset Allocation Portfolio’s assets invested in the securities of issuers in a particular industry.

As a matter of fundamental policy, the SP Balanced Asset Allocation Portfolio may not:

1. Buy or sell real estate, except that investments in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported or secured by interests in real estate are not subject to this limitation, and except that the Portfolios may exercise rights relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner. None of the Portfolios will buy or sell commodities or commodity contracts, except that a Portfolio may, consistent with its investment style, purchase and sell financial futures contracts and options thereon. For purposes of this restriction, futures contracts on currencies and on securities indices and forward foreign currency exchange contracts are not deemed to be commodities or commodity contracts.

2. Purchase securities on margin (but a Portfolio may obtain such short-term credits as may be necessary for the clearance of transactions); provided that the deposit or payment by a Portfolio of initial or maintenance margin in connection with otherwise permissible futures or options is not considered the purchase of a security on margin. None of the Portfolios will issue senior securities, borrow money or pledge assets, except as permitted by the Investment Company Act and rules thereunder, or by exemptive order, SEC release, no-action letter, or similar relief or interpretations. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed-delivery basis, reverse repurchase agreements, short sales, derivative and hedging transactions and collateral arrangements with respect thereto, and obligations of the Fund to Directors pursuant to deferred compensation agreements are not deemed to be a pledge of assets or the issuance of a senior security.

3. Make loans, except through loans of assets of a Portfolio, repurchase agreements, trade claims, loan participations or similar investments, or as permitted by the Investment Company Act and rules thereunder, or by exemptive order, SEC release, no-action letter or similar relief or interpretations. Provided that for purposes of this limitation, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers’ acceptances or instruments similar to any of the foregoing will not be considered the making of a loan.

4. Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

5. Purchase securities of a company in any industry if, as a result of the purchase, a Portfolio’s holdings of securities issued by companies in that industry would exceed 25% of the value of the Portfolio, except that this restriction does not apply to purchases of obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities or issued by domestic banks. For purposes of this restriction, neither finance companies as a group nor utility companies as a group are considered to be a single industry and will be grouped instead according to their services; for example, gas, electric, and telephone utilities will each be considered a separate industry. For purposes of this exception, domestic banks shall include all banks which are organized under the laws of the United States or a state (as defined in the 1940 Act), U.S. branches of foreign banks that are subject to the same regulations as U.S. banks and foreign branches of domestic banks (as permitted by the SEC).

Consistent with item 2 above, the Fund has entered into a $500 million revolving credit facility with other Prudential mutual funds to facilitate redemptions if necessary. This credit facility, which was entered into on October 24, 2008, is an arrangement with PNC Bank, National Association and The Bank of New York.

Whenever any fundamental investment policy or restriction states a maximum percentage of a Portfolio’s assets, it is intended that if the percentage limitation is set at the time the investment is made, a later change in percentage resulting from changing total or net asset values will not be considered a violation of such policy.

AST Balanced Asset Allocation Portfolio has no non-fundamental policies other than to remain within its stated Investment Objectives and Policies.

As a matter of non-fundamental policy, the SP Balanced Asset Allocation Portfolio may not:

1. No Portfolio will, except as part of a merger, consolidation, acquisition, or reorganization, invest more than 5% of the value of its total assets in the securities of any one investment company or more than 10% of the value of its total assets, in the aggregate, in the securities of two or more investment companies, or acquire more than 3% of the total outstanding voting securities of any one investment company. Provided, however, that any Portfolio may invest in the securities of one or more investment companies to the extent permitted by the Investment Company Act and rules thereunder, or by exemptive order, SEC release, no-action letter or similar relief or interpretations.

2. Make short sales of securities or maintain a short position, except that SP Portfolios may sell securities short up to 25% of their net assets and except that the Portfolios may make short sales against-the-box. Collateral arrangements entered into with respect to options, futures contracts, forward contracts and swap agreements are not deemed to be short sales.

3. Enter into reverse repurchase agreements if, as a result, the Portfolio’s obligations with respect to reverse repurchase agreements would exceed 10% of the Portfolio’s net assets (defined to mean total assets at market value less liabilities other than reverse repurchase agreements).

4. Pledge or mortgage assets, except that no more than 10% of the value of any Portfolio may be pledged (taken at the time the pledge is made) to secure authorized borrowing and except that a Portfolio may enter into reverse repurchase agreements. Collateral arrangements entered into with respect to futures and forward contracts and the writing of options are not deemed to be the pledge of assets. Collateral arrangements entered into with respect to interest rate swap agreements are not deemed to be the pledge of assets.

5. Invest more than 15% of its net assets in illiquid securities. For purposes of this restriction, illiquid securities are those deemed illiquid pursuant to SEC regulations and guidelines, as they may be revised from time to time.

AST PRESERVATION PORTFOLIO AND SP CONSERVATIVE PORTFOLIO

The fundamental investment restrictions for the AST Preservation Asset Allocation Portfolio are substantially similar to the fundamental investment restrictions for the SP Conservative Asset Allocation Portfolio.

As a matter of fundamental policy, the AST Preservation Asset Allocation Portfolio may not:

1. Issue senior securities, except as permitted under the Investment Company Act of 1940 (the Investment Company Act).

2. The Portfolios may not borrow money, except to the extent permitted by applicable law from time to time. Note: The Investment Company Act currently permits an open-end investment company to borrow money from a bank so long as the ratio which the value of the total assets of the investment company (including the amount of any such borrowing), less the amount of all liabilities and indebtedness (other than such borrowing) of the investment company, bears to the amount of such borrowing is at least 300%. An open-end investment company may also borrow money from other lenders in accordance with applicable law and positions of the SEC and its staff. The Portfolio may engage in reverse repurchase arrangements without limit, subject to applicable requirements related to segregation of assets.

3. Underwrite securities issued by other persons, except to the extent that an Asset Allocation Portfolio may be deemed to be an underwriter (within the meaning of the Securities Act of 1933) in connection with the purchase and sale of portfolio securities.

4. Purchase or sell real estate unless acquired as a result of the ownership of securities or other instruments; provided that this restriction shall not prohibit an Asset Allocation Portfolio from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business.

5. Purchase or sell physical commodities unless acquired as a result of the ownership of securities or instruments; provided that this restriction shall not prohibit an Asset Allocation Portfolio from (i) engaging in permissible options and futures transactions and forward foreign currency contracts in accordance with the Asset Allocation Portfolio’s investment policies, or (ii) investing in securities of any kind.

6. Make loans, except that an Asset Allocation Portfolio may (i) lend portfolio securities in accordance with the Asset Allocation Portfolio’s investment policies in amounts up to 33 1/3% of the total assets of the Asset Allocation Portfolio taken at market value, (ii) purchase money market securities and enter into repurchase agreements, (iii) acquire publicly distributed or privately placed debt securities, and (iv) make loans of money to other investment companies to the extent permitted by the Investment Company Act or any exemption therefrom that may be granted by the SEC or any SEC releases, no-action letters or similar relief or interpretive guidance.

7. Purchase any security if, as a result, more than 25% of the value of the Asset Allocation Portfolio’s assets would be invested in the securities of issuers having their principal business activities in the same industry; provided that this restriction does not apply to investments in obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or to municipal securities (or repurchase agreements with respect thereto). For purposes of this limitation, investments in other investment companies shall not be considered an investment in any particular industry.

If a restriction on an Asset Allocation Portfolio’s investments is adhered to at the time an investment is made, a subsequent change in the percentage of Asset Allocation Portfolio assets invested in certain securities or other instruments, or change in average duration of the Asset Allocation Portfolio’s investment portfolio, resulting from changes in the value of the Asset Allocation Portfolio’s total assets, will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by applicable law.

With respect to investment restrictions (2) and (6), an Asset Allocation Portfolio will not borrow or lend to any other fund unless it applies for and receives an exemptive order from the SEC, if so required, or the SEC issues rules permitting such transactions.

With respect to investment restriction (6), the restriction on making loans is not considered to limit an Asset Allocation Portfolio’s investments in loan participations and assignments.

With respect to investment restriction (7), each Asset Allocation Portfolio will not consider a bank-issued guaranty or financial guaranty insurance as a separate security for purposes of determining the percentage of the Asset Allocation Portfolio’s assets invested in the securities of issuers in a particular industry.

As a matter of fundamental policy, the SP Conservative Asset Allocation Portfolio may not:

1. Buy or sell real estate, except that investments in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported or secured by interests in real estate are not subject to this limitation, and except that the Portfolios may exercise rights relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner. None of the Portfolios will buy or sell commodities or commodity contracts, except that a Portfolio may, consistent with its investment style, purchase and sell financial futures contracts and options thereon. For purposes of this restriction, futures contracts on currencies and on securities indices and forward foreign currency exchange contracts are not deemed to be commodities or commodity contracts.

2. Purchase securities on margin (but a Portfolio may obtain such short-term credits as may be necessary for the clearance of transactions); provided that the deposit or payment by a Portfolio of initial or maintenance margin in connection with otherwise permissible futures or options is not considered the purchase of a security on margin. None of the Portfolios will issue senior securities, borrow money or pledge assets, except as permitted by the Investment Company Act and rules thereunder, or by exemptive order, SEC release, no-action letter, or similar relief or interpretations. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed-delivery basis, reverse repurchase agreements, short sales, derivative and hedging transactions and collateral arrangements with respect thereto, and obligations of the Fund to Directors pursuant to deferred compensation agreements are not deemed to be a pledge of assets or the issuance of a senior security.

3. Make loans, except through loans of assets of a Portfolio, repurchase agreements, trade claims, loan participations or similar investments, or as permitted by the Investment Company Act and rules thereunder, or by exemptive order, SEC release, no-action letter or similar relief or interpretations. Provided that for purposes of this limitation, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers’ acceptances or instruments similar to any of the foregoing will not be considered the making of a loan.

4. Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

5. Purchase securities of a company in any industry if, as a result of the purchase, a Portfolio’s holdings of securities issued by companies in that industry would exceed 25% of the value of the Portfolio, except that this restriction does not apply to purchases of obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities or issued by domestic banks. For purposes of this restriction, neither finance companies as a group nor utility companies as a group are considered to be a single industry and will be grouped instead according to their services; for example, gas, electric, and telephone utilities will each be considered a separate industry. For purposes of this exception, domestic banks shall include all banks which are organized under the laws of the United States or a state (as defined in the 1940 Act), U.S. branches of foreign banks that are subject to the same regulations as U.S. banks and foreign branches of domestic banks (as permitted by the SEC).

Consistent with item 2 above, the Fund has entered into a $500 million revolving credit facility with other Prudential mutual funds to facilitate redemptions if necessary. This credit facility, which was entered into on October 24, 2008, is an arrangement with PNC Bank, National Association and The Bank of New York.

Whenever any fundamental investment policy or restriction states a maximum percentage of a Portfolio’s assets, it is intended that if the percentage limitation is set at the time the investment is made, a later change in percentage resulting from changing total or net asset values will not be considered a violation of such policy.

AST Preservation Asset Allocation Portfolio has no non-fundamental policies other than to remain within its stated Investment Objectives and Policies.

In addition, as a matter of non-fundamental policy, the SP Conservative Asset Allocation Portfolio may not:

1. No Portfolio will, except as part of a merger, consolidation, acquisition, or reorganization, invest more than 5% of the value of its total assets in the securities of any one investment company or more than 10% of the value of its total assets, in the aggregate, in the securities of two or more investment companies, or acquire more than 3% of the total outstanding voting securities of any one investment company. Provided, however, that any Portfolio may invest in the securities of one or more investment companies to the extent permitted by the Investment Company Act and rules thereunder, or by exemptive order, SEC release, no-action letter or similar relief or interpretations.

2. Make short sales of securities or maintain a short position, except that certain SP Portfolios may sell securities short up to 25% of their net assets and except that the Portfolios may make short sales against-the-box. Collateral arrangements entered into with respect to options, futures contracts, forward contracts and swap agreements are not deemed to be short sales.

3. Enter into reverse repurchase agreements if, as a result, the Portfolio’s obligations with respect to reverse repurchase agreements would exceed 10% of the Portfolio’s net assets (defined to mean total assets at market value less liabilities other than reverse repurchase agreements).

4. Pledge or mortgage assets, except that no more than 10% of the value of any Portfolio may be pledged (taken at the time the pledge is made) to secure authorized borrowing and except that a Portfolio may enter into reverse repurchase agreements. Collateral arrangements entered into with respect to futures and forward contracts and the writing of options are not deemed to be the pledge of assets. Collateral arrangements entered into with respect to interest rate swap agreements are not deemed to be the pledge of assets.

5. Invest more than 15% of its net assets in illiquid securities. For purposes of this restriction, illiquid securities are those deemed illiquid pursuant to SEC regulations and guidelines, as they may be revised from time to time.

AST PRESERVATION PORTFOLIO AND CONSERVATIVE GROWTH PORTFOLIO

The fundamental investment restrictions for the AST Preservation Asset Allocation Portfolio are substantially similar to the fundamental investment restrictions for the Diversified Conservative Growth Portfolio.

As a matter of fundamental policy, the AST Preservation Asset Allocation Portfolio may not:

1. Issue senior securities, except as permitted under the Investment Company Act of 1940 (the Investment Company Act).

2. The Portfolios may not borrow money, except to the extent permitted by applicable law from time to time. Note: The Investment Company Act currently permits an open-end investment company to borrow money from a bank so long as the ratio which the value of the total assets of the investment company (including the amount of any such borrowing), less the amount of all liabilities and indebtedness (other than such borrowing) of the investment company, bears to the amount of such borrowing is at least 300%. An open-end investment company may also borrow money from other lenders in accordance with applicable law and positions of the SEC and its staff. The Portfolio may engage in reverse repurchase arrangements without limit, subject to applicable requirements related to segregation of assets.

3. Underwrite securities issued by other persons, except to the extent that an Asset Allocation Portfolio may be deemed to be an underwriter (within the meaning of the Securities Act of 1933) in connection with the purchase and sale of portfolio securities.

4. Purchase or sell real estate unless acquired as a result of the ownership of securities or other instruments; provided that this restriction shall not prohibit an Asset Allocation Portfolio from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business.

5. Purchase or sell physical commodities unless acquired as a result of the ownership of securities or instruments; provided that this restriction shall not prohibit an Asset Allocation Portfolio from (i) engaging in permissible options and futures transactions and forward foreign currency contracts in accordance with the Asset Allocation Portfolio’s investment policies, or (ii) investing in securities of any kind.

6. Make loans, except that an Asset Allocation Portfolio may (i) lend portfolio securities in accordance with the Asset Allocation Portfolio’s investment policies in amounts up to 33 1/3% of the total assets of the Asset Allocation Portfolio taken at market value, (ii) purchase money market securities and enter into repurchase agreements, (iii) acquire publicly distributed or privately placed debt securities, and (iv) make loans of money to other investment companies to the extent permitted by the Investment Company Act or any exemption therefrom that may be granted by the SEC or any SEC releases, no-action letters or similar relief or interpretive guidance.

7. Purchase any security if, as a result, more than 25% of the value of the Asset Allocation Portfolio’s assets would be invested in the securities of issuers having their principal business activities in the same industry; provided that this restriction does not apply to investments in obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or to municipal securities (or repurchase agreements with respect thereto). For purposes of this limitation, investments in other investment companies shall not be considered an investment in any particular industry.

If a restriction on an Asset Allocation Portfolio’s investments is adhered to at the time an investment is made, a subsequent change in the percentage of Asset Allocation Portfolio assets invested in certain securities or other instruments, or change in average duration of the Asset Allocation Portfolio’s investment portfolio, resulting from changes in the value of the Asset Allocation Portfolio’s total assets, will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by applicable law.

With respect to investment restrictions (2) and (6), an Asset Allocation Portfolio will not borrow or lend to any other fund unless it applies for and receives an exemptive order from the SEC, if so required, or the SEC issues rules permitting such transactions.

With respect to investment restriction (6), the restriction on making loans is not considered to limit an Asset Allocation Portfolio’s investments in loan participations and assignments.

With respect to investment restriction (7), each Asset Allocation Portfolio will not consider a bank-issued guaranty or financial guaranty insurance as a separate security for purposes of determining the percentage of the Asset Allocation Portfolio’s assets invested in the securities of issuers in a particular industry.

As a matter of fundamental policy, the Diversified Conservative Growth Portfolio may not:

1. Buy or sell real estate, except that investments in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported or secured by interests in real estate are not subject to this limitation, and except that the Portfolios may exercise rights relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner. None of the Portfolios will buy or sell commodities or commodity contracts, except that a Portfolio may, consistent with its investment style, purchase and sell financial futures contracts and options thereon. For purposes of this restriction, futures contracts on currencies and on securities indices and forward foreign currency exchange contracts are not deemed to be commodities or commodity contracts.

2. Purchase securities on margin (but a Portfolio may obtain such short-term credits as may be necessary for the clearance of transactions); provided that the deposit or payment by a Portfolio of initial or maintenance margin in connection with otherwise permissible futures or options is not considered the purchase of a security on margin. None of the Portfolios will issue senior securities, borrow money or pledge assets, except as permitted by the Investment Company Act and rules thereunder, or by exemptive order, SEC release, no-action letter, or similar relief or interpretations. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed-delivery basis, reverse repurchase agreements, short sales, derivative and hedging transactions and collateral arrangements with respect thereto, and obligations of the Fund to Directors pursuant to deferred compensation agreements are not deemed to be a pledge of assets or the issuance of a senior security.

3. Make loans, except through loans of assets of a Portfolio, repurchase agreements, trade claims, loan participations or similar investments, or as permitted by the Investment Company Act and rules thereunder, or by exemptive order, SEC release, no-action letter or similar relief or interpretations. Provided that for purposes of this limitation, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers’ acceptances or instruments similar to any of the foregoing will not be considered the making of a loan.

4. Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

5. Purchase securities of a company in any industry if, as a result of the purchase, a Portfolio’s holdings of securities issued by companies in that industry would exceed 25% of the value of the Portfolio, except that this restriction does not apply to purchases of obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities or issued by domestic banks. For purposes of this restriction, neither finance companies as a group nor utility companies as a group are considered to be a single industry and will be grouped instead according to their services; for example, gas, electric, and telephone utilities will each be considered a separate industry. For purposes of this exception, domestic banks shall include all banks which are organized under the laws of the United States or a state (as defined in the 1940 Act), U.S. branches of foreign banks that are subject to the same regulations as U.S. banks and foreign branches of domestic banks (as permitted by the SEC).

Consistent with item 2 above, the Fund has entered into a $500 million revolving credit facility with other Prudential mutual funds to facilitate redemptions if necessary. This credit facility, which was entered into on October 24, 2008, is an arrangement with PNC Bank, National Association and The Bank of New York.

Whenever any fundamental investment policy or restriction states a maximum percentage of a Portfolio’s assets, it is intended that if the percentage limitation is set at the time the investment is made, a later change in percentage resulting from changing total or net asset values will not be considered a violation of such policy.

AST Preservation Portfolio has no non-fundamental policies other than to remain within its stated Investment Objectives and Policies.

In addition, as a matter of non-fundamental policy, the Diversified Conservative Growth Portfolio may not:

1. No Portfolio will, except as part of a merger, consolidation, acquisition, or reorganization, invest more than 5% of the value of its total assets in the securities of any one investment company or more than 10% of the value of its total assets, in the aggregate, in the securities of two or more investment companies, or acquire more than 3% of the total outstanding voting securities of any one investment company. Provided, however, that any Portfolio may invest in the securities of one or more investment companies to the extent permitted by the Investment Company Act and rules thereunder, or by exemptive order, SEC release, no-action letter or similar relief or interpretations.

2. Make short sales of securities or maintain a short position, except that the Diversified Conservative Growth and certain SP Portfolios may sell securities short up to 25% of their net assets and except that the Portfolios may make short sales against-the-box. Collateral arrangements entered into with respect to options, futures contracts, forward contracts and swap agreements are not deemed to be short sales.

3. Enter into reverse repurchase agreements if, as a result, the Portfolio’s obligations with respect to reverse repurchase agreements would exceed 10% of the Portfolio’s net assets (defined to mean total assets at market value less liabilities other than reverse repurchase agreements); except that the Diversified Conservative Growth may enter into reverse repurchase agreements and dollar rolls provided that the Portfolio’s obligations with respect to those instruments do not exceed 30% of the Portfolio’s net assets (defined to mean total assets at market value less liabilities other than reverse repurchase agreements and dollar rolls).

4. Pledge or mortgage assets, except that no more than 10% of the value of any Portfolio may be pledged (taken at the time the pledge is made) to secure authorized borrowing and except that a Portfolio may enter into reverse repurchase agreements. Collateral arrangements entered into with respect to futures and forward contracts and the writing of options are not deemed to be the pledge of assets. Collateral arrangements entered into with respect to interest rate swap agreements are not deemed to be the pledge of assets.

5. Invest more than 15% of its net assets in illiquid securities. For purposes of this restriction, illiquid securities are those deemed illiquid pursuant to SEC regulations and guidelines, as they may be revised from time to time.

ATTACHMENTS TO SAI

The Statement of Additional Information (“SAI”), dated May 1, 2009, on Form N-1A of Advanced Series Trust (the “Trust”) is incorporated herein by reference to the electronic filings with the SEC of the Trust’s SAI dated May 1, 2009 on Form N-1A under Rule 485 (b) and is part of this SAI and will be provided to all shareholders requesting this SAI.

Audited financial statements and accompanying notes for each Portfolio and AST Portfolio the fiscal year ended December 31, 2008 and the independent auditors’ report thereon, dated February 26, 2009 and February 24, 2009, respectively, are incorporated herein by reference from each of the Trust’s and the Fund’s Annual Report to Shareholders, which accompany this Statement of Additional Information.

PRO FORMA FINANCIAL STATEMENTS

F-1 Pro Forma Financial Statements of the Aggressive Growth Asset Allocation - Aggressive Asset Allocation Reorganization (unaudited)

F-1 Pro Forma Portfolio of Investments for the Aggressive Growth Asset Allocation - Aggressive Asset Allocation Reorganization (unaudited)

F-3 Pro Forma Statements of Assets and Liabilities for the Aggressive Growth Asset Allocation - Aggressive Asset Allocation Reorganization (unaudited)

F-2 Pro Forma Statement of Operations for the Aggressive Growth Asset Allocation - Aggressive Asset Allocation Reorganization (unaudited)

F-[—] Notes to Pro Forma Financial Statements for the Aggressive Growth Asset Allocation - Aggressive Asset Allocation Reorganization (unaudited)

F-[  ] Pro Forma Financial Statements of the Balanced Asset Allocation Reorganization (unaudited)

F-[—] Pro Forma Portfolio of Investments for the Balanced Asset Allocation Reorganization (unaudited)

F-[—] Pro Forma Statements of Assets and Liabilities for the Balanced Asset Allocation Reorganization (unaudited)

F-[—] Pro Forma Statement of Operations for the Balanced Asset Allocation Reorganization (unaudited)

F-[—] Notes to Pro Forma Financial Statements for the Balanced Asset Allocation Reorganization (unaudited)

F-[  ] Pro Forma Financial Statements of the Conservative Asset Allocation and Diversified Conservative Growth — Preservation Asset Allocation Reorganization (unaudited)

F-[—] Pro Forma Portfolio of Investments for the Conservative Asset Allocation and Diversified Conservative Growth — Preservation Asset Allocation Reorganization (unaudited)

F-[—] Pro Forma Statements of Assets and Liabilities for the Conservative Asset Allocation and Diversified Conservative Growth — Preservation Asset Allocation Reorganization (unaudited)

F-[—] Pro Forma Statement of Operations for the Conservative Asset Allocation and Diversified Conservative Growth — Preservation Asset Allocation Reorganization (unaudited)

F-[—] Notes to Pro Forma Financial Statements for the Conservative Asset Allocation and Diversified Conservative Growth — Preservation Asset Allocation Reorganization (unaudited)

AST Aggressive Portfolio (Pro Forma Surviving)

Pro Forma Portfolio of Investments

as of December 31, 2008 (Unaudited)

							AST
							Aggressive Portfolio
	SP Aggressive		AST		Pro Forma		(Pro Forma
	Portfolio		Aggressive Portfolio		Adjustments		Surviving)
Description	Shares	Value	Shares	Value	Shares	Value	Shares	Value

LONG-TERM INVESTMENTS — 99.0%, 99.5%, 99.3%
AFFILIATED MUTUAL FUNDS
AST AllianceBernstein Growth & Income Portfolio	—	—	1,002,238	$12,467,846	792,879	$9,863,414	1,795,117	$22,331,260
AST DeAM Large-Cap Value Portfolio	—	—	2,208,700	14,665,770	1,747,320	11,602,209	3,956,020	26,267,979
AST Federated Aggressive Growth Portfolio	—	—	295,237	1,558,852	233,564	1,233,221	528,801	2,792,073
AST Global Real Estate Portfolio*	220,612	$1,153,801	254,104	1,328,965	(19,588)	(102,446)	455,128	2,380,320
AST International Growth Portfolio	—	—	1,603,850	12,205,301	1,268,819	9,655,712	2,872,669	21,861,013
AST International Value Portfolio	—	—	1,081,293	12,099,673	855,420	9,572,149	1,936,713	21,671,822
AST Large-Cap Value Portfolio	3,812,326	39,114,462	2,120,614	21,757,498	(2,134,691)	(21,901,929)	3,798,249	38,970,031
AST Marsico Capital Growth Portfolio	1,559,885	19,732,540	1,712,018	21,657,022	(205,494)	(2,599,494)	3,066,409	38,790,068
AST MFS Growth Portfolio	—	—	1,740,243	11,972,871	1,376,720	9,471,835	3,116,963	21,444,706
AST Mid-Cap Value Portfolio	—	—	203,865	1,451,521	161,279	1,148,310	365,144	2,599,831
AST Money Market Portfolio	—	—	126,985	126,985	100,459	100,459	227,444	227,444
AST Neuberger Berman Mid-Cap Growth Portfolio*	—	—	121,055	1,548,295	95,768	1,224,869	216,823	2,773,164
AST Parametric Emerging Markets Equity Portfolio*	—	—	265,354	1,305,540	209,924	1,032,823	475,278	2,338,363
AST Small-Cap Growth Portfolio*	313,499	3,511,187	140,353	1,571,950	(202,465)	(2,267,605)	251,387	2,815,532
AST Small-Cap Value Portfolio	—	—	366,234	3,175,250	289,731	2,511,966	655,965	5,687,216
AST T. Rowe Price Large-Cap Growth Portfolio	—	—	2,092,363	14,583,769	1,655,285	11,537,338	3,747,648	26,121,107
AST T. Rowe Price Natural Resources Portfolio	—	—	65,318	1,173,104	51,674	928,052	116,992	2,101,156
The Prudential Series Fund —
Jennison Portfolio (Class I)	1,343,294	19,732,990	—	—	(1,343,294)	(19,732,990)	—	—
Money Market Portfolio	202	2,022	—	—	(202)	(2,022)	—	—
Natural Resources Portfolio (Class I)	52,055	1,233,705	—	—	(52,055)	(1,233,705)	—	—
SP International Growth Portfolio (Class I)	2,651,258	9,146,840	—	—	(2,651,258)	(9,146,840)	—	—
SP International Value Portfolio	1,824,920	9,033,354	—	—	(1,824,920)	(9,033,354)	—	—
SP Small Cap Value Portfolio	508,154	3,861,972	—	—	(508,154)	(3,861,972)	—	—

TOTAL LONG-TERM INVESTMENTS (cost $149,241,079, $203,682,103, $310,204,976)		106,522,873		134,650,212		—		241,173,085

SHORT-TERM INVESTMENTS — 1.1%, 0.8%, 0.9%
AFFILIATED MONEY MARKET MUTUAL FUND
Dryden Core Investment Fund — Taxable Money Market Series (cost $1,140,231, $1,060,706, $2,200,937)	1,140,231	1,140,231	1,060,706	1,060,706		—	2,200,937	2,200,937

TOTAL INVESTMENTS(w) — 100.1%, 100.3%, 100.2% (cost $150,381,310, $204,742,809, $312,405,913)		107,663,104		135,710,918		—		243,374,022

LIABILITIES IN EXCESS OF OTHER ASSETS — (0.1)%, (0.3)%, (0.2)%		(77,509)		(368,274)		—		(445,783)

NET ASSETS — 100.0%, 100.0%, 100.0%		$107,585,595		$135,342,644		$—		$242,928,239

*	Non-income producing security.
(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager/co-manager of the underlying portfolios in which the Portfolio invests.

SP Aggressive Portfolio

as of December 31, 2008 (Unaudited)

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 - quoted prices in active markets for identical securities

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 - significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of December 31, 2008 in valuing the Portfolio’s assets carried at fair value:

	Investments	Other Financial
Valuation inputs	in Securities	Instruments*
Level 1 - Quoted Prices	$107,663,104	—
Level 2 - Other Significant Observable Inputs	—	—
Level 3 - Significant Unobservable Inputs	—	—
Total	$107,663,104	—

*Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

As of December 31, 2007 and December 31, 2008, the Portfolio did not use any significant unobservable unobservable inputs (Level 3) in determining the value of investments.

AST Aggressive Portfolio

as of December 31, 2008 (Unaudited)

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 - quoted prices in active markets for identical securities

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 - significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of December 31, 2008 in valuing the Portfolio’s assets carried at fair value:

	Investments	Other Financial
Valuation inputs	in Securities	Instruments*
Level 1 - Quoted Prices	$135,710,918	—
Level 2 - Other Significant Observable Inputs	—	—
Level 3 - Significant Unobservable Inputs	—	—
Total	$135,710,918	—

*Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

As of December 31, 2007 and December 31, 2008, the Portfolio did not use any significant unobservable unobservable inputs (Level 3) in determining the value of investments.

AST Aggressive Portfolio (Pro Forma Surviving)

as of December 31, 2008 (Unaudited)

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 - quoted prices in active markets for identical securities

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 - significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of December 31, 2008 in valuing the Portfolio’s assets carried at fair value:

	Investments	Other Financial
Valuation inputs	in Securities	Instruments*
Level 1 - Quoted Prices	$243,374,022	—
Level 2 - Other Significant Observable Inputs	—	—
Level 3 - Significant Unobservable Inputs	—	—
Total	$243,374,022	—

*Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

As of December 31, 2007 and December 31, 2008, the Portfolio did not use any significant unobservable unobservable inputs (Level 3) in determining the value of investments.

AST Aggressive Portfolio (Pro Forma Surviving)

Pro Forma Statement of Assets and Liabilities

as of December 31, 2008 (Unaudited)

					AST
	SP Aggressive	AST	Pro Forma		Aggressive Portfolio
	Portfolio	Aggressive Portfolio	Adjustments		(Pro Forma Surviving)
ASSETS:
Investments at value:
Affiliated investments (cost $150,381,310, $204,742,809, $312,405,913)	$107,663,104	$135,710,918	—		$243,374,022
Cash	6,809	—	—		6,809
Receivable for Series (Fund) shares sold	51,105	478,570	—		529,675
Dividends receivable	377	1,441	—		1,818
Prepaid expenses	2,119	3,194	—		5,313
Total Assets	107,723,514	136,194,123	—		243,917,637

LIABILITIES:
Payable for investments purchased	70,000	428,480	—		498,480
Payable to custodian	—	378,952	—		378,952
Payable for Series (Fund) shares reacquired	20,361	89	—		20,450
Accrued expenses and other liabilities	41,987	37,623	—		79,610
Management (Advisory) fee payable	4,394	6,335	—		10,729
Deferred trustees’ fees	670	—	—		670
Affiliated transfer agent fee payable	507	—	—		507
Total Liabilities	137,919	851,479	—		989,398

NET ASSETS	$107,585,595	$135,342,644	$—		$242,928,239

Net assets were comprised of:
Paid-in capital	$150,938,716	$264,303,125	—		$415,241,841
Retained earnings	(43,353,121)	(128,960,481)	—		(172,313,602)
Net assets, December 31, 2008	$107,585,595	$135,342,644	—		$242,928,239

Net Asset Value
Net assets	$107,585,595	$135,342,644	—		$242,928,239
Shares of beneficial interest issued and outstanding	19,309,062	20,912,363	(2,680,686	)(a)	37,540,739
Net asset value and redemption price per share	$5.57	$6.47			$6.47

(a)	Represents the change in shares of SP Aggressive Portfolio upon conversion into AST Aggressive Portfolio.

AST Aggressive Portfolio (Pro Forma Surviving)

Pro Forma Statement of Operations

For the Twelve Months Ended December 31, 2008 (Unaudited)

					AST
	SP Aggressive	AST	Pro Forma		Aggressive Portfolio (Pro Forma
	Portfolio	Aggressive Portfolio	Adjustments		Surviving)
INVESTMENT INCOME
Affiliated dividend income	$1,805,854	$3,329,550	$		$5,135,404

EXPENSES
Management (Advisory) fee	79,763	472,560	159,526	(b)	711,849
Custodian’s fees and expenses	60,000	83,000	(38,420	)(c)	104,580
Insurance expenses	2,000	7,000	—		9,000
Audit fee	17,000	18,000	(15,460	)(c)	19,540
Commitment fee on syndicated credit agreement	600	800	(400	)(c)	1,000
Trustees’ fees	8,000	8,000	(7,000	)(c)	9,000
Transfer agent’s fees and expenses (a)	3,000	19,000	(11,000	)(c)	11,000
Shareholders’ reports	49,000	10,000	(43,000	)(c)	16,000
Legal fees and expenses	7,000	6,000	(4,500	)(c)	8,500
Loan interest expense	—	2,299	—		2,299
Miscellaneous	9,996	8,271	(5,000	)(c)	13,267
Total expenses	236,359	634,930	34,746		906,035
Less: advisory fee waiver	—	—	(332,196	)(d)	(332,196)
Net expenses	236,359	634,930	(297,450)		573,839

NET INVESTMENT INCOME	1,569,495	2,694,620	297,450		4,561,565

NET REALIZED AND UNREALIZED GAIN (LOSS) ON AFFILIATED INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Net realized gain (loss) on investment transactions (including affiliated $(12,562,397), $(85,284,425), $(97,846,822))	(12,562,397)	(85,284,425)	—		(97,846,822)
Net capital gain distribution received (including affiliated $10,642,207, $22,661,215, $33,303,422)	10,642,207	22,661,215	—		33,303,422
	(1,920,190)	(62,623,210)	—		(64,543,400)

Net change in unrealized appreciation(depreciation) on investments (including affiliated $(81,110,463), $(95,865,777), $(176,976,240))	(81,110,463)	(95,865,777)	—		(176,976,240)

Net loss on investments	(83,030,653)	(158,488,987)	—		(241,519,640)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(81,461,158)	$(155,794,367)	$297,450		$(236,958,075)

(a) Affiliated transfer agent’s fees and expenses	$3,000	$—	$—		$3,000

(b) Adjustment for the difference in management/advisory fee rates.

(c) Estimated savings on portfolio fees due to consolidation.

(d) Advisor proposes to contractually waive a portion of its investment management fees at a rate of 0.07% of average daily net assets.

Prudential Series Fund – SP Aggressive Growth Asset Allocation Portfolio

Advanced Series Trust – AST Aggressive Asset Allocation Portfolio

Notes to Pro-Forma Financial Statements

(Unaudited)

1.              Basis of Combination – The Pro-Forma Statement of Assets and Liabilities, including the Pro-Forma Schedule of Investments at December 31, 2008 and the related Pro-Forma Statement of Operations (“Pro-Forma Statements”) for the year ended December 31, 2008, reflect the accounts of Advanced Series Trust — AST Aggressive Asset Allocation Portfolio (AST Aggressive Portfolio), Prudential Series Fund - SP Aggressive Growth Asset Allocation Portfolio (SP Aggressive Asset), each a “Fund.”

The Pro-Forma Statements give effect to the proposed transfer of all assets and liabilities of SP Aggressive Portfolio in exchange for shares in the AST Aggressive Portfolio. The Pro-Forma Statements should be read in conjunction with the historical financial statements of each Fund included in their respective Statement of Additional Information.

2.              Shares of Beneficial Interest – The pro-forma net asset value per share assumes the issuance of shares by AST Aggressive Portfolio, pursuant to the reorganization, on December 31, 2008.  Shareholders of the SP Aggressive Portfolio would become shareholders of AST Aggressive Portfolio, receiving shares of AST Aggressive Portfolio equal to the value of their holdings in SP Aggressive Portfolio. The amount of additional shares to be issued by AST Aggressive Portfolio is assumed to be based on the December 31, 2008 net assets value, as follows:

AST Aggressive Portfolio	Net Assets of SP Aggressive Portfolio	Per Share
Additional Shares Issued	12/31/2008	12/31/2008
16,628,376	$107,585,595	$6.47

3.              Pro-Forma Operations – The Pro-Forma Statement of Operations assumes similar rates of gross investment income for the investments of each Fund. Accordingly, the combined gross investment income is equal to the sum of each Fund’s gross investment income. Certain expenses have been adjusted to reflect the expected expenses of the combined entities.  The pro-forma investment management fees are based on the fee schedule in effect of AST Aggressive Portfolio at the combined level of average net assets for the year ended December 31, 2008. The Pro-Forma Statement of Operations does not include the effect of any realized gains or losses, or transaction fees incurred in connection with the realignment of the portfolio.

4.              Security Valuation – Securities listed on a securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and ask price or at the last bid price on such day in the absence of an asked price. Securities traded via NASDAQ are valued at the NASDAQ official closing price (NOCP) on the day of valuation, or if there was no NOCP, at the last sale price. Securities that are actively traded in the over-the-counter market, including listed securities for which the Manager, in consultation with the subadvisor, believe the primary market to be over-the-counter are valued by an independent agent or principal market maker. Options on securities and indices traded on an exchange are valued at the mean between the most recently quoted bid and asked prices on such exchange. Futures contracts and options thereon traded on a commodities exchange of board of trade are valued at the last sale price at the closing of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Securities for which reliable market quotations are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before the Funds’ normal pricing time, are valued at fair value in accordance with the Board of Trustees’ approved fair valuation procedures. When determining the fair valuation of securities some of the factors influencing the valuation include, the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analysis media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values. Investments in mutual funds are valued at their net assets value as of the close of the New York Stock Exchange on the date of the valuation. Short-term securities that are held in the Funds, which mature in more than 60 days are valued at current market quotations, and those short-term securities, which mature in 60 days or less are valued at, amortized cost, which approximates market value.

The Funds valuation policies are substantially identical and there are no differences in terms of how each Fund values its portfolio securities.

5.              Estimates – The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

6.              Taxes - For Federal income tax purposes, the AST Aggressive Portfolio and SP Aggressive Portfolio are registered as Investment Partnerships and will continue to be so subsequent to the merger.

AST Balanced Portfolio (Pro Forma Surviving)

Pro Forma Portfolio of Investments

as of December 31, 2008 (Unaudited)

							AST
			AST		Pro Forma		Balanced Portfolio
	SP Balanced Portfolio		Balanced Portfolio		Adjustments		(Pro Forma Surviving)
Description	Shares	Value	Shares	Value	Shares	Value	Shares	Value

LONG-TERM INVESTMENTS — 99.5%, 98.8%, 99.1%
AFFILIATED MUTUAL FUNDS
AST AllianceBernstein Growth & Income Portfolio	—	—	5,839,298	$72,640,861	3,695,253	$45,968,948	9,534,551	$118,609,809
AST DeAM Large-Cap Value Portfolio	—	—	13,171,310	87,457,496	8,335,133	55,345,284	21,506,443	142,802,780
AST Federated Aggressive Growth Portfolio	—	—	1,766,682	9,328,079	1,118,000	5,903,041	2,884,682	15,231,120
AST Global Real Estate Portfolio*	1,168,844	$6,113,054	1,518,870	7,943,689	(207,665)	(1,086,090)	2,480,049	12,970,653
AST High Yield Portfolio	—	—	1,307,969	6,932,236	827,715	4,386,892	2,135,684	11,319,128
AST International Growth Portfolio	—	—	9,319,422	70,920,803	5,897,563	44,880,452	15,216,985	115,801,255
AST International Value Portfolio	—	—	6,370,324	71,283,928	4,031,300	45,110,247	10,401,624	116,394,175
AST Large-Cap Value Portfolio	18,116,975	185,880,161	12,627,715	129,560,352	(10,125,842)	(103,891,140)	20,618,848	211,549,373
AST Marsico Capital Growth Portfolio	7,433,798	94,037,544	10,110,833	127,902,041	(1,035,411)	(13,097,944)	16,509,220	208,841,641
AST MFS Growth Portfolio	—	—	10,339,108	71,133,065	6,542,845	45,014,777	16,881,953	116,147,842
AST Mid-Cap Value Portfolio	—	—	1,221,607	8,697,844	773,063	5,504,213	1,994,670	14,202,057
AST Money Market Portfolio	—	—	17,941,832	17,941,832	11,354,039	11,354,039	29,295,871	29,295,871
AST Neuberger Berman Mid-Cap Growth Portfolio*	—	—	681,112	8,711,417	431,025	5,512,802	1,112,137	14,224,219
AST Parametric Emerging Markets Equity Portfolio*	—	—	1,726,572	8,494,734	1,092,618	5,375,679	2,819,190	13,870,413
AST PIMCO Total Return Portfolio	—	—	35,299,564	399,238,074	22,338,444	252,647,807	57,638,008	651,885,881
AST Small-Cap Growth Portfolio*	1,487,869	16,664,130	804,557	9,011,042	(978,724)	(10,961,718)	1,313,702	14,713,454
AST Small-Cap Value Portfolio	—	—	2,202,598	19,096,520	1,393,859	12,084,754	3,596,457	31,181,274
AST T. Rowe Price Global Bond Portfolio	—	—	656,238	7,356,424	415,284	4,655,329	1,071,522	12,011,753
AST T. Rowe Price Large-Cap Growth Portfolio	—	—	12,459,781	86,844,675	7,884,860	54,957,476	20,344,641	141,802,151
AST T. Rowe Price Natural Resources Portfolio	—	—	459,420	8,251,181	290,732	5,221,553	750,152	13,472,734
AST Western Asset Core Plus Bond Portfolio	6,688,692	63,275,031	10,597,953	100,150,659	10,879	102,803	17,297,524	163,528,493
The Prudential Series Fund —
Jennison Portfolio (Class I)	6,386,268	93,814,281	—	—	(6,386,268)	(93,814,281)	—	—
Money Market Portfolio	3,555	35,553	—	—	(3,555)	(35,553)	—	—
Natural Resources Portfolio (Class I)	262,458	6,220,258	—	—	(262,458)	(6,220,258)	—	—
SP International Growth Portfolio (Class I)	14,044,654	48,454,056	—	—	(14,044,654)	(48,454,056)	—	—
SP International Value Portfolio	9,490,607	46,978,503	—	—	(9,490,607)	(46,978,503)	—	—
SP PIMCO High Yield Portfolio	697,673	4,674,412	—	—	(697,673)	(4,674,412)	—	—
SP PIMCO Total Return Portfolio	23,244,337	257,082,365	—	—	(23,244,337)	(257,082,365)	—	—
SP Small Cap Value Portfolio	2,332,865	17,729,776	—	—	(2,332,865)	(17,729,776)	—	—

TOTAL LONG-TERM INVESTMENTS(w) (cost $1,054,248,010, $1,620,403,237, $2,461,362,361)		840,959,124		1,328,896,952		—		2,169,856,076

SHORT-TERM INVESTMENTS — 0.5%, 1.2%, 0.9%
AFFILIATED MONEY MARKET MUTUAL FUND — 0.5%, 1.0%, 0.8%
Dryden Core Investment Fund — Taxable Money Market Series(w) (cost $3,895,359, $14,130,835, $18,026,194)	3,895,359	3,895,359	14,130,835	14,130,835	—	—	18,026,194	18,026,194

				Principal				Principal
Interest	Maturity			Amount				Amount
Rate	Date			(000)#				(000)#

U.S. TREASURY OBLIGATIONS - 0.0%, 0.2%, 0.1%
U.S. Treasury Bills(k)(n)
0.05%	06/11/09	—	—	$45	44,973	—	—	$45	44,973
0.10%	06/11/09	—	—	1,900	1,898,885	—	—	1,900	1,898,885
5.14%	03/19/09	—	—	100	99,990	—	—	100	99,990
TOTAL U. S. TREASURY OBLIGATIONS (cost $0, $2,044,129, $2,044,129)			—		2,043,848		—		2,043,848

TOTAL SHORT-TERM INVESTMENTS (cost $3,895,359 $16,174,964, $20,070,323)			3,895,359		16,174,683		—		20,070,042

TOTAL INVESTMENTS — 100.0%, 100.0%, 100.0% (cost $1,058,143,369, $1,636,578,201, $2,481,432,684)			844,854,483		1,345,071,635		—		2,189,926,118

OTHER ASSETS (LIABILITIES) IN EXCESS OF LIABILITIES (OTHER ASSETS)(x)			168,309		(415,029)		(82,000)		(328,720	)**

NET ASSETS — 100.0%, 100.0%, 100.0%			$845,022,792		$1,344,656,606		$(82,000)		$2,189,597,398

#	Principal amount is shown in U.S. dollars unless otherwise stated.
*	Non-income producing security.
**	Amount reflects the $82,000 adjustment to the Pro Forma Statement of Assets and Liabilities for the Reorganization relating to reorganization expenses attributable to the SP Balanced Portfolio.
(k)	Securities segregated as collateral for futures contracts.
(n)	Rates shown are the effective yields at purchase date.
(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager/co-manager of the underlying portfolios in which the Portfolio invests.
(x)	Liabilities in excess of other assets includes net unrealized appreciation on futures contracts as follows:

Futures contracts open at December 31, 2008:

Number			Value at	Value at
of		Expiration	Trade	December 31,	Unrealized
Contracts	Type	Month	Date	2008	Appreciation
	Long Position:
71	10 Year U. S. Treasury Notes	Mar 09
	SP Balanced Portfolio		—	—	—
	AST Balanced Portfolio		8,403,516	8,928,250	524,734
	AST Balanced Portfolio (Pro Forma Surviving)		8,403,516	8,928,250	524,734

14	CAC 40 10 Euro	Jan 09
	SP Balanced Portfolio		—	—	—
	AST Balanced Portfolio		616,027	626,828	10,801
	AST Balanced Portfolio (Pro Forma Surviving)		616,027	626,828	10,801

4	DAX Index	Mar 09
	SP Balanced Portfolio		—	—	—
	AST Balanced Portfolio		637,892	672,018	34,126
	AST Balanced Portfolio (Pro Forma Surviving)		637,892	672,018	34,126

14	FTSE100 Index	Mar 09
	SP Balanced Portfolio		—	—	—
	AST Balanced Portfolio		872,472	883,643	11,171
	AST Balanced Portfolio (Pro Forma Surviving)		872,472	883,643	11,171

29	Russell 2000	Mar 09
	SP Balanced Portfolio		—	—	—
	AST Balanced Portfolio		1,363,145	1,443,910	80,765
	AST Balanced Portfolio (Pro Forma Surviving)		1,363,145	1,443,910	80,765

49	S&P 500	Mar 09
	SP Balanced Portfolio		—	—	—
	AST Balanced Portfolio		10,686,287	11,026,225	339,938
	AST Balanced Portfolio (Pro Forma Surviving)		10,686,287	11,026,225	339,938

10	TOPIX Index	Mar 09
	SP Balanced Portfolio		—	—	—
	AST Balanced Portfolio		868,726	950,910	82,184
	AST Balanced Portfolio (Pro Forma Surviving)		868,726	950,910	82,184

	TOTALS:
	SP Balanced Portfolio				$—
	AST Balanced Portfolio				$1,083,719
	AST Balanced Portfolio (Pro Forma Surviving)				$1,083,719

SP Balanced Portfolio

as of December 31, 2008 (Unaudited)

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 - quoted prices in active markets for identical securities

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 - significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of December 31, 2008 in valuing the Portfolio’s assets carried at fair value:

	Investments	Other Financial
Valuation inputs	in Securities	Instruments*
Level 1 - Quoted Prices	$844,854,483	—
Level 2 - Other Significant Observable Inputs	—	—
Level 3 - Significant Unobservable Inputs	—	—
Total	$844,854,483	—

*Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

As of December 31, 2007 and December 31, 2008, the Portfolio did not use any significant unobservable unobservable inputs (Level 3) in determining the value of investments.

AST Balanced Portfolio

as of December 31, 2008 (Unaudited)

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 - quoted prices in active markets for identical securities

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 - significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of December 31, 2008 in valuing the Portfolio’s assets carried at fair value:

	Investments	Other Financial
Valuation inputs	in Securities	Instruments*
Level 1 - Quoted Prices	$1,343,027,787	$1,083,719
Level 2 - Other Significant Observable Inputs	2,043,848	—
Level 3 - Significant Unobservable Inputs	—	—
Total	$1,345,071,635	$1,083,719

*Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

As of December 31, 2007 and December 31, 2008, the Portfolio did not use any significant unobservable unobservable inputs (Level 3) in determining the value of investments.

AST Balanced Portfolio (Pro Forma Surviving)

as of December 31, 2008 (Unaudited)

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 - quoted prices in active markets for identical securities

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 - significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of December 31, 2008 in valuing the Portfolio’s assets carried at fair value:

	Investments	Other Financial
Valuation inputs	in Securities	Instruments*
Level 1 - Quoted Prices	$2,187,882,270	$1,083,719
Level 2 - Other Significant Observable Inputs	2,043,848	—
Level 3 - Significant Unobservable Inputs	—	—
Total	$2,189,926,118	$1,083,719

*Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

As of December 31, 2007 and December 31, 2008, the Portfolio did not use any significant unobservable unobservable inputs (Level 3) in determining the value of investments.

AST Balanced Portfolio Projected After Reorganization

Pro Forma Statement of Assets and Liabilities

as of December 31, 2008 (Unaudited)

					AST Balanced
		AST			Portfolio
	SP Balanced	Balanced	Pro Forma		(Pro Forma
	Portfolio	Portfolio	Adjustments		Surviving)
ASSETS:
Investments at value:
Affiliated investments (cost $1,058,143,369, $1,634,534,072, $2,479,388,555)	$844,854,483	$1,343,027,787	$—		$2,187,882,270
Unaffiliated investments (cost $0, $2,044,129, $2,044,129)	—	2,043,848	—		2,043,848
Cash	6,438	—	—		6,438
Receivable for Series (Fund) shares sold	1,180	1,921,282	—		1,922,462
Receivable for investments sold	1,700,017	—	—		1,700,017
Due from broker-variation margin	—	81,423	—		81,423
Dividends and Interest receivable	1,461	25,071	—		26,532
Prepaid expenses	14,866	17,052	—		31,918
Total Assets	846,578,445	1,347,116,463	—		2,193,694,908

LIABILITIES:
Payable for investments purchased	1,300,001	1,720,508	—		3,020,509
Payable to custodian	—	597,194	—		597,194
Payable for Series (Fund) shares repurchased	177,979	246	—		178,225
Accrued expenses and other liabilities	41,729	79,433	82,000	(a)	203,162
Management (Advisory) fee payable	34,651	62,476	—		97,127
Deferred trustees’ fees	825	—	—		825
Transfer agent fee payable	468	—	—		468
Total Liabilities	1,555,653	2,459,857	82,000	(a)	4,097,510

NET ASSETS	$845,022,792	$1,344,656,606	$(82,000	)(a)	$2,189,597,398

Net assets were comprised of:
Paid-in capital	$1,028,087,844	$1,826,419,903	—		$2,854,507,747
Retained earnings	(183,065,052)	(481,763,297)	(82,000	)(a)	(664,910,349)
Net assets, December 31, 2008	$845,022,792	$1,344,656,606	$(82,000)		$2,189,597,398

Net Asset Value

Net assets	$845,022,792	$1,344,656,606	$(82,000	)(a)	$2,189,597,398
Shares of beneficial interest issued and outstanding	108,103,476	163,481,909	(5,437,523	)(b)	266,147,862
Net asset value and redemption price per share	$7.82	$8.23			$8.23

(a)	Reflects the estimated Reorganization expenses of $82,000 attributable to the SP Balanced Portfolio.
(b)	Represents the change in shares of SP Balanced Portfolio upon conversion in AST Balanced Portfolio.

AST Balanced Portfolio Projected After Reorganization

Pro Forma Statement of Operations

For the Twelve Months Ended December 31, 2008 (Unaudited)

					AST Balanced
		AST			Portfolio
	SP Balanced	Balanced	Pro Forma		(Pro Forma
	Portfolio	Portfolio	Adjustments		Surviving)
INVESTMENT INCOME
Affiliated dividend income	$25,762,393	$35,301,312	$—		$61,063,705
Unaffiliated interest income	—	750	—		750
	25,762,393	35,302,062	—		61,064,455

EXPENSES
Management (Advisory) fee	571,785	2,462,934	1,143,569	(b)	4,178,288
Custodian’s fees and expenses	57,000	263,000	—		320,000
Insurance expenses	15,000	19,000	—		34,000
Audit fee	17,000	18,000	(13,000	)(c)	22,000
Commitment fee on syndicated credit agreement	5,000	7,500	7,500	(c)	20,000
Trustees’ fees	8,000	10,000	(7,000	)(c)	11,000
Transfer agent’s fees and expenses (a)	3,000	19,000	(11,000	)(c)	11,000
Shareholders’ reports	68,000	5,000	(63,000	)(c)	10,000
Legal fees and expenses	7,000	5,000	(3,500	)(c)	8,500
Loan interest expense	—	3,586	—		3,586
Miscellaneous	7,367	7,519	—		14,886
Total expenses	759,152	2,820,539	1,053,569		4,633,260

NET INVESTMENT INCOME	25,003,241	32,481,523	(1,053,569)		56,431,195

NET REALIZED AND UNREALIZED GAIN (LOSS) ON AFFILIATED INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions (including affiliated $(40,204,556), $(292,896,534), $(333,101,090))	(40,204,556)	(292,896,534)	—		(333,101,090)
Net capital gain distribution received (including affiliated $46,843,031, $70,476,533, $117,319,564)	46,843,031	70,476,533	—		117,319,564
Futures transactions	—	(1,408,122)	—		(1,408,122)
Foreign currency transactions	—	6,150	—		6,150
	6,638,475	(223,821,973)	—		(217,183,498)

Net change in unrealized appreciation(depreciation) on:
Investments (including affiliated $(399,640,992), $(359,894,887), $(759,535,879))	(399,640,992)	(359,895,168)	—		(759,536,160)
Futures	—	1,083,719	—		1,083,719
	(399,640,992)	(358,811,449)	—		(758,452,441)
Net loss on investments	(393,002,517)	(582,633,422)	—		(975,635,939)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(367,999,276)	$(550,151,899)	$(1,053,569)		$(919,204,744)

(a) Affiliated transfer agent’s fees and expenses	$2,700	$—	$—		$2,700

(b) Adjustment for the difference in management/advisory fee rates.

(c) Estimated savings on portfolio fees due to consolidation.

Prudential Series Fund — SP Balanced Asset Allocation Portfolio

Advanced Series Trust — AST Balanced Asset Allocation Portfolio

Notes to Pro-Forma Financial Statements

(Unaudited)

1.     Basis of Combination — The Pro-Forma Statement of Assets and Liabilities, including the Pro-Forma Schedule of Investments at December 31, 2008 and the related Pro-Forma Statement of Operations (“Pro-Forma Statements”) for the year ended December 31, 2008, reflect the accounts of Advanced Series Trust — AST Balanced  Asset Allocation Portfolio (AST Balanced Portfolio), Prudential Series Fund - SP Balanced Asset Allocation Portfolio (SP Balanced Asset), each a “Fund.”

The Pro-Forma Statements give effect to the proposed transfer of all assets and liabilities of SP Balanced Portfolio in exchange for shares in the AST Balanced Portfolio. The Pro-Forma Statements should be read in conjunction with the historical financial statements of each Fund included in their respective Statement of Additional Information.

2.     Shares of Beneficial Interest — The pro-forma net asset value per share assumes the issuance of shares by AST Balanced Portfolio, pursuant to the reorganization, on December 31, 2008.  Shareholders of the SP Balanced Portfolio would become shareholders of AST Balanced Portfolio, receiving shares of AST Balanced Portfolio equal to the value of their holdings in SP Balanced Portfolio. The amount of additional shares to be issued by AST Balanced Portfolio is assumed to be based on the December 31, 2008 net assets value, as follows:

AST Balanced Portfolio	Net Assets of SP Balanced Portfolio		Per Share
Additional Shares Issued	12/31/2008	Adjustments*	12/31/2008
102,665,953	$845,022,792	$(82,000)	$8.23

* Reflects the estimated Reorganization expenses of $82,000 attributable to SP Balanced Portfolio.

3.     Pro-Forma Operations — The Pro-Forma Statement of Operations assumes similar rates of gross investment income for the investments of each Fund. Accordingly, the combined gross investment income is equal to the sum of each Fund’s gross investment income. Certain expenses have been adjusted to reflect the expected expenses of the combined entities.  The pro-forma investment management fees are based on the fee schedule in effect of AST Balanced Portfolio at the combined level of average net assets for the year ended December 31, 2008. The Pro-Forma Statement of Operations does not include the effect of any realized gains or losses, or transaction fees incurred in connection with the realignment of the portfolio.

4.     Security Valuation — Securities listed on a securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and ask price or at the last bid price on such day in the absence of an asked price. Securities traded via NASDAQ are valued at the NASDAQ official closing price (NOCP) on the day of valuation, or if there was no NOCP, at the last sale price. Securities that are actively traded in the over-the-counter market, including listed securities for which the Manager, in consultation with the subadvisor, believe the primary market to be over-the-counter are valued by an independent agent or principal market maker. Options on securities and indices traded on an exchange are valued at the mean between the most recently quoted bid and asked prices on such exchange. Futures contracts and options thereon traded on a commodities exchange of board of trade are valued at the last sale price at the closing of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Securities for which reliable market quotations are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before the Funds’ normal pricing time, are valued at fair value in accordance with the Board of Trustees’ approved fair valuation procedures. When determining the fair valuation of securities some of the factors influencing the valuation include, the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analysis media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values. Investments in mutual funds are valued at their net assets value as of the close of the New York Stock Exchange on the date of the valuation. Short-term securities that are held in the Funds, which mature in more than 60 days are valued at current market quotations, and those short-term securities, which mature in 60 days or less are valued at, amortized cost, which approximates market value.

The Funds valuation policies are substantially identical and there are no differences in terms of how each Fund values its portfolio securities.

5.     Estimates — The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

6.     Taxes - For Federal income tax purposes, the AST Balanced Portfolio and SP Balanced Portfolio are registered as Investment Partnerships and will continue to be so subsequent to the merger.

AST Preservation Asset Allocation Portfolio after Reorganization

Pro Forma Portfolio of Investments

as of December 31, 2008

(Unaudited)

	Pru Series Diversified Conservative Growth Portfolio		Pru Series SP Conservative Asset Allocation Portfolio		AST Preservation Asset Allocation Portfolio		Pro Forma Adjustments		Pro Forma AST Preservation Asset Allocation Portfolio after Reorganization
Description	Shares	Value	Shares	Value	Shares	Value	Shares	Value	Shares	Value
LONG TERM INVESTMENTS 130.4%, 99.6%, 98.8%, 100.6%

COMMON STOCKS - 38.9%, 0.0%, 0.0%, 0.0%

Aerospace & Defense - 0.8%
AAR Corp.*	3,500	$64,435	—	—	—	—	(3,500)	$(64,435)	—	—
Lockheed Martin Corp.	2,200	184,976	—	—	—	—	(2,200)	(184,976)	—	—
Moog, Inc. (Class A Stock)*	2,575	94,168	—	—	—	—	(2,575)	(94,168)	—	—
Raytheon Co.	3,909	199,515	—	—	—	—	(3,909)	(199,515)	—	—
Teledyne Technologies, Inc.*	1,900	84,645	—	—	—	—	(1,900)	(84,645)	—	—
		627,739		—		—		(627,739)		—
Auto Components — 0.1%
Goodyear Tire & Rubber Co. (The)*	13,200	78,804	—	—	—	—	(13,200)	(78,804)	—	—

Banks — 0.2%
Pacific Capital Bancorp	3,300	55,704	—	—	—	—	(3,300)	(55,704)	—	—
United Bankshares, Inc.	2,700	89,694	—	—	—	—	(2,700)	(89,694)	—	—
		145,398		—		—		(145,398)		—
Beverages — 0.6%
Coca-Cola Co. (The)	5,900	267,093	—	—	—	—	(5,900)	(267,093)	—	—
PepsiCo, Inc	4,700	257,419	—	—	—	—	(4,700)	(257,419)	—	—
		524,512		—		—		(524,512)		—
Biotechnology — 2.2%
Celgene Corp.*	5,400	298,512	—	—	—	—	(5,400)	(298,512)	—	—
Cubist Pharmaceuticals, Inc.*	2,890	69,822	—	—	—	—	(2,890)	(69,822)	—	—
Genentech, Inc.*	6,500	538,915	—	—	—	—	(6,500)	(538,915)	—	—
Genzyme Corp.*	1,300	86,281	—	—	—	—	(1,300)	(86,281)	—	—
Gilead Sciences, Inc.*	16,200	828,468	—	—	—	—	(16,200)	(828,468)	—	—
Myriad Genetics, Inc.*	595	39,425	—	—	—	—	(595)	(39,425)	—	—
		1,861,423		—		—		(1,861,423)		—
Building & Construction — 0.1%
Watsco, Inc.	1,400	53,760	—	—	—	—	(1,400)	(53,760)	—	—

Business Services — 0.2%
ICON PLC, ADR (Ireland)*	4,450	87,620	—	—	—	—	(4,450)	(87,620)	—	—
URS Corp.*	2,600	106,002	—	—	—	—	(2,600)	(106,002)	—	—
		193,622		—		—		(193,622)		—
Capital Markets —1.5%
Bank of New York Mellon Corp. (The)	8,526	241,541	—	—	—	—	(8,526)	(241,541)	—	—
Goldman Sachs Group, Inc. (The)	4,300	362,877	—	—	—	—	(4,300)	(362,877)	—	—
Jefferies Group, Inc.	4,800	67,488	—	—	—	—	(4,800)	(67,488)	—	—
Lazard Ltd. (Class A Stock) (Bermuda)	290	8,625	—	—	—	—	(290)	(8,625)	—	—
Morgan Stanley	11,800	189,272	—	—	—	—	(11,800)	(189,272)	—	—
Schwab, (Charles) Corp. (The)	17,700	286,209	—	—	—	—	(17,700)	(286,209)	—	—
TD Ameritrade Holding Corp.*	9,300	132,525	—	—	—	—	(9,300)	(132,525)	—	—
		1,288,537		—		—		(1,288,537)		—
Chemicals — 0.7%
Huntsman Corp.	15,530	53,423	—	—	—	—	(15,530)	(53,423)	—	—
Intrepid Potash, Inc.*	3,295	68,437	—	—	—	—	(3,295)	(68,437)	—	—
Monsanto Co.	4,300	302,505	—	—	—	—	(4,300)	(302,505)	—	—
Quaker Chemical Corp.	1,670	27,472	—	—	—	—	(1,670)	(27,472)	—	—
Scotts Miracle-Gro Co. (The) (Class A Stock)	2,500	74,300	—	—	—	—	(2,500)	(74,300)	—	—
Terra Industries, Inc.	2,790	46,509	—	—	—	—	(2,790)	(46,509)	—	—
Valspar Corp. (The)	2,700	48,843	—	—	—	—	(2,700)	(48,843)	—	—
		621,489		—		—		(621,489)		—
Commercial Banks — 0.3%
Astoria Financial Corp	4,350	71,688	—	—	—	—	(4,350)	(71,688)	—	—
East West Bancorp, Inc	4,500	71,865	—	—	—	—	(4,500)	(71,865)	—	—
First Commonwealth Financial Corp.	3,420	42,340	—	—	—	—	(3,420)	(42,340)	—	—
SunTrust Banks, Inc.	1,700	50,218	—	—	—	—	(1,700)	(50,218)	—	—
		236,111		—		—		(236,111)		—
Commercial Services — 0.4%
American Public Education, Inc.*	1,085	40,351	—	—	—	—	(1,085)	(40,351)	—	—
Corrections Corp. of America*	4,230	69,203	—	—	—	—	(4,230)	(69,203)	—	—
FTI Consulting, Inc.*	2,470	110,359	—	—	—	—	(2,470)	(110,359)	—	—
GEO Group, Inc. (The)*	4,590	82,758	—	—	—	—	(4,590)	(82,758)	—	—
		302,671		—		—		(302,671)		—
Commercial Services & Supplies — 0.7%
Global Payments, Inc.	3,300	108,207	—	—	—	—	(3,300)	(108,207)	—	—
Monster Worldwide, Inc.*	3,470	41,952	—	—	—	—	(3,470)	(41,952)	—	—
Waste Connections, Inc.*	3,570	112,705	—	—	—	—	(3,570)	(112,705)	—	—
Waste Management, Inc.	9,600	318,144	—	—	—	—	(9,600)	(318,144)	—	—
		581,008		—		—		(581,008)		—
Communication Equipment — 1.6%
Cisco Systems, Inc.*	18,500	301,550	—	—	—	—	(18,500)	(301,550)	—	—
EMS Technologies, Inc.*	6,150	159,100	—	—	—	—	(6,150)	(159,100)	—	—
QUALCOMM, Inc	17,100	612,693	—	—	—	—	(17,100)	(612,693)	—	—
Research In Motion Ltd. (Canada)*	7,200	292,176	—	—	—	—	(7,200)	(292,176)	—	—
		1,365,519	—	—	—	—		(1,365,519)	—	—
Computer Services & Software — 0.4%
ANSYS, Inc.*	4,115	114,768	—	—	—	—	(4,115)	(114,768)	—	—
Compellent Technologies, Inc.*	8,660	84,262	—	—	—	—	(8,660)	(84,262)	—	—
Hansen Medical, Inc.*	1,310	9,458	—	—	—	—	(1,310)	(9,458)	—	—
Netezza Corp.*	6,905	45,849	—	—	—	—	(6,905)	(45,849)	—	—
SRA International, Inc. (Class A Stock)*	3,900	67,275	—	—	—	—	(3,900)	(67,275)	—	—
		321,612		—		—		(321,612)		—
Computers & Peripherals —1.0%
Apple, Inc.*	3,301	281,740	—	—	—	—	(3,301)	(281,740)	—	—
Hewlett-Packard Co.	10,500	381,045	—	—	—	—	(10,500)	(381,045)	—	—
International Business Machines Corp.	1,700	143,072	—	—	—	—	(1,700)	(143,072)	—	—
		805,857		—		—		(805,857)		—
Construction — 0.2%
Granite Construction, Inc.	1,900	83,467	—	—	—	—	(1,900)	(83,467)	—	—
Texas Industries, Inc.	1,445	49,852	—	—	—	—	(1,445)	(49,852)	—	—
		133,319		—		—		(133,319)		—
Consumer Products & Services — 0.1%
Toro Co.	2,500	82,500	—	—	—	—	(2,500)	(82,500)	—	—

Distribution/Wholesale
MWI Veterinary Supply, Inc.*	720	19,411	—	—	—	—	(720)	(19,411)	—	—
Diversified Consumer Services — 0.6%
Career Education Corp.*	10,000	179,400	—	—	—	—	(10,000)	(179,400)	—	—
H&R Block, Inc	15,700	356,704	—	—	—	—	(15,700)	(356,704)	—	—
		536,104		—		—		(536,104)		—
Diversified Financial Services — 0.6%
Eaton Vance Corp.	4,000	84,040	—	—	—	—	(4,000)	(84,040)	—	—
JPMorgan Chase & Co.	3,200	100,896	—	—	—	—	(3,200)	(100,896)	—	—
Raymond James Financial, Inc.	5075	86,935	—	—	—	—	(5,075)	(86,935)	—	—
SLM Corp.*	21,800	194,020	—	—	—	—	(21,800)	(194,020)	—	—
Sterling Financial Corp.	2,900	25,520	—	—	—	—	(2,900)	(25,520)	—	—
Student Loan Corp. (The)	500	20,500	—	—	—	—	(500)	(20,500)	—	—
		511,911		—		—		(511,911)		—

AST Preservation Asset Allocation Portfolio after Reorganization

Pro Forma Portfolio of Investments

as of December 31, 2008

(Unaudited)

	Pru Series Diversified Conservative Growth Portfolio		Pru Series SP Conservative Asset Allocation Portfolio		AST Preservation Asset Allocation Portfolio		Pro Forma Adjustments		Pro Forma AST Preservation Asset Allocation Portfolio after Reorganization
Description	Shares	Value	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Diversified Manufacturing — 0.1%
Ameron International Corp.	925	$58,201	—	—	—	—	(925)	$(58,201)	—	—

Education
K12, Inc.*	1,070	20,063	—	—	—	—	(1,070)	(20,063)	—	—

Electric Utilities — 0.2%
Entergy Corp.	2,500	207,825	—	—	—	—	(2,500)	(207,825)	—	—

Electronic Components — 0.1%
Universal Electronics, Inc.*	5,720	92,778	—	—	—	—	(5,720)	(92,778)	—	—

Electronic Equipment & Instruments — 0.3%
Checkpoint Systems, Inc.*	3,700	36,408	—	—	—	—	(3,700)	(36,408)	—	—
Coherent, Inc.*	4,050	86,913	—	—	—	—	(4,050)	(86,913)	—	—
FLIR Systems, Inc.*	5,300	162,604	—	—	—	—	(5,300)	(162,604)	—	—
		285,925		—		—		(285,925)		—
Electronics — 0.1%
Dolby Laboratories, Inc. (Class A Stock)*	1,395	45,700	—	—	—	—	(1,395)	(45,700)	—	—

Energy Equipment & Services — 0.5%
National Oilwell Varco, Inc.*	5,700	139,308	—	—	—	—	(5,700)	(139,308)	—	—
Schlumberger Ltd. (Netherlands)	6,400	270,912	—	—	—	—	(6,400)	(270,912)	—	—
		410,220		—		—		(410,220)		—
Energy-Other — 0.1%
Headwaters, Inc. *	3,469	23,416	—	—	—	—	(3,469)	(23,416)	—	—
McMoRan Exploration Co,*	2,585	25,333	—	—	—	—	(2,585)	(25,333)	—	—
Swift Energy Co.*	3,400	57,154	—	—	—	—	(3,400)	(57,154)	—	—
		105,903		—		—		(105,903)		—
Entertainment & Leisure — 0.3%
Bally Technologies, Inc. *	4,770	114,623	—	—	—	—	(4,770)	(114,623)	—	—
Life Time Fitness, Inc. *	3,400	44,030	—	—	—	—	(3,400)	(44,030)	—	—
Shuffle Master, Inc.*	10,800	53,568	—	—	—	—	(10,800)	(53,568)	—	—
WMS Industries, Inc.*	2,635	70,882	—	—	—	—	(2,635)	(70,882)	—	—
		283,103		—		—		(283,103)		—
Environmental Control — 0.1%
Republic Services, Inc	3,375	83,666	—	—	—	—	(3,375)	(83,666)	—	—

Financial Services — 0.1%
Investment Technology Group, Inc.*	2,240	50,893	—	—	—	—	(2,240)	(50,893)	—	—
Lender Processing Services, Inc.	1,280	37,696	—	—	—	—	(1,280)	(37,696)	—	—
		88,589		—		—		(88,589)		—
Food & Staples Retailing — 2.2%
Costco Wholesale Corp.	4,100	215,250	—	—	—	—	(4,100)	(215,250)	—	—
CVS Caremark Corp.	21,400	615,036	—	—	—	—	(21,400)	(615,036)	—	—
Kroger Co. (The)	10,700	282,587	—	—	—	—	(10,700)	(282,587)	—	—
Wal-Mart Stores, Inc.	13,100	734,386	—	—	—	—	(13,100)	(734,386)	—	—
		1,847,259						(1,847,259)
Food Products — 1.1%
Cadbury PLC (United Kingdom)	7,100	61,810	—	—	—	—	(7,100)	(61,810)	—	—
Cadbury PLC, ADR (United Kingdom)	7,712	275,087	—	—	—	—	(7,712)	(275,087)	—	—
ConAgra Foods, Inc.	16,500	272,250	—	—	—	—	(16,500)	(272,250)	—	—
Tyson Foods, Inc. (Class A Stock)	31,600	276,816	—	—	—	—	(31,600)	(276,816)	—	—
		885,963						(885,963)
Healthcare Equipment & Supplies — 1.3%
Alcon, Inc. (Switzerland)	3,900	347,841	—	—	—	—	(3,900)	(347,841)	—	—
Baxter International, Inc.	7,900	423,361	—	—	—	—	(7,900)	(423,361)	—	—
Cutera, Inc.*	5,135	45,547	—	—	—	—	(5,135)	(45,547)	—	—
SurModics, Inc.*	1,860	47,002	—	—	—	—	(1,860)	(47,002)	—	—
Thoratec Corp.*	6,330	205,662	—	—	—	—	(6,330)	(205,662)	—	—
		1,069,413						(1,069,413)
Healthcare Providers & Services — 2.2%
Aetna, Inc.	7,800	222,300	—	—	—	—	(7,800)	(222,300)	—	—
Amedisys, Inc.*	2,835	117,199	—	—	—	—	(2,835)	(117,199)	—	—
AMERIGROUP Corp.*	3,400	100,368	—	—	—	—	(3,400)	(100,368)	—	—
Centene Corp.*	4,845	95,495	—	—	—	—	(4,845)	(95,495)	—	—
Covance, Inc.*	2,000	92,060	—	—	—	—	(2,000)	(92,060)	—	—
Eclipsys Corp.*	10,590	150,272	—	—	—	—	(10,590)	(150,272)	—	—
Healthways, Inc.*	4,000	45,920	—	—	—	—	(4,000)	(45,920)	—	—
Lincare Holdings, Inc.*	2,025	54,533	—	—	—	—	(2,025)	(54,533)	—	—
Medco Health Solutions, Inc.*	6,300	264,033	—	—	—	—	(6,300)	(264,033)	—	—
Omnicare, Inc	9,400	260,944	—	—	—	—	(9,400)	(260,944)	—	—
Pediatrix Medical Group, Inc.*	2,200	69,740	—	—	—	—	(2,200)	(69,740)	—	—
Pharmaceutical Product Development, Inc.	4,800	139,248	—	—	—	—	(4,800)	(139,248)	—	—
UnitedHealth Group, Inc.	7,400	196,840	—	—	—	—	(7,400)	(196,840)	—	—
		1,808,952		—		—		(1,808,952)		—
Hotels, Restaurants & Leisure — 0.1%
Brinker International, Inc.	3,100	32,674	—	—	—	—	(3,100)	(32,674)	—	—
Sonic Corp.*	3,900	47,463	—	—	—	—	(3,900)	(47,463)	—	—
		80,137		—		—		(80,137)		—
Household Durables — 0.1%
Meritage Homes Corp.*	2,100	25,557	—	—	—	—	(2,100)	(25,557)	—	—
Snap-on, Inc	2,100	82,698	—	—	—	—	(2,100)	(82,698)	—	—
		108,255						(108,255)
Household Products — 0.8%
Colgate-Palmolive Co.	6,100	418,094	—	—	—	—	(6,100)	(418,094)	—	—
Kimberly-Clark Corp.	4,700	247,878	—	—	—	—	(4,700)	(247,878)	—	—
		665,972		—		—		(665,972)		—
Independent Power Producers & Energy Traders - 0.4%
NRG Energy, Inc.*	13,400	312,622	—	—	—	—	(13,400)	(312,622)	—	—

Insurance — 1.1%
Allstate Corp. (The)	4,600	150,696	—	—	—	—	(4,600)	(150,696)	—	—
AXIS Capital Holdings Ltd. (Bermuda)	5,900	171,808	—	—	—	—	(5,900)	(171,808)	—	—
Berkshire Hathaway, Inc. (Class B Stock)*	38	122,132	—	—	—	—	(38)	(122,132)	—	—
Delphi Financial Group, Inc. (Class A Stock)	3,325	61,313	—	—	—	—	(3,325)	(61,313)	—	—
Loews Corp.	6,600	186,450	—	—	—	—	(6,600)	(186,450)	—	—
Protective Life Corp.	2,000	28,700	—	—	—	—	(2,000)	(28,700)	—	—
State Auto Financial Corp	2,800	84,168	—	—	—	—	(2,800)	(84,168)	—	—
United Fire & Casualty Co.	1,600	49,712	—	—	—	—	(1,600)	(49,712)	—	—
XL Capital Ltd. (Class A Stock) (Cayman Islands)	24,800	91,760	—	—	—	—	(24,800)	(91,760)	—	—
		946,739		—		—		(946,739)		—
Internet — 0.1%
Digital River, Inc.*	2,300	57,040	—	—	—	—	(2,300)	(57,040)	—	—

Internet & Catalog Retail — 0.6%
Amazon.com, Inc.*	5,900	302,552	—	—	—	—	(5,900)	(302,552)	—	—
HSN, Inc.*	3,940	28,644	—	—	—	—	(3,940)	(28,644)	—	—

AST Preservation Asset Allocation Portfolio after Reorganization

Pro Forma Portfolio of Investments

as of December 31, 2008

(Unaudited)

	Pru Series Diversified Conservative Growth Portfolio		Pru Series SP Conservative Asset Allocation Portfolio		AST Preservation Asset Allocation Portfolio		Pro Forma Adjustments		Pro Forma AST Preservation Asset Allocation Portfolio after Reorganization
Description	Shares	Value	Shares	Value	Shares	Value	Shares	Value	Shares	Value

Internet & Catalog Retail (continued)
Ticketmaster*	21,490	$137,966	—	—	—	—	(21,490)	$(137,966)	—	—
		469,162		—		—		(469,162)		—
Internet Software & Services — 1.2%
Google, Inc. (Class A Stock)*	1,800	553,770	—	—	—	—	(1,800)	(553,770)	—	—
InterActiveCorp*	22,650	356,284	—	—	—	—	(22,650)	(356,284)	—	—
Internet Capital Group, Inc.*	2,385	12,998		—	—	—	(2,385)	(12,998)	—	—
TIBCO Software, Inc.*	17,720	91,967	—	—	—	—	(17,720)	(91,967)	—	—
US Auto Parts Network, Inc.*	1,640	2,280	—	—	—	—	(1,640)	(2,280)	—	—
		1,017,299		—		—		(1,017,299)		—
IT Services — 0.6%
Infosys Technologies Ltd., ADR (India)	5,500	135,135	—	—	—	—	(5,500)	(135,135)	—	—
Visa, Inc. (Class A Stock)	7,700	403,865	—	—	—	—	(7,700)	(403,865)	—	—
		539,000		—		—		(539,000)		—
Life Science Tools & Services — 0.3%
Thermo Fisher Scientific, Inc.*	7,000	238,490	—	—	—	—	(7,000)	(238,490)	—	—

Machinery & Equipment — 0.1%
Bucyrus International, Inc. (Class A Stock)	4,000	74,080	—	—	—	—	(4,000)	(74,080)	—	—

Manufacturing — 0.2%
Harsco Corp.	2,900	80,272	—	—	—	—	(2,900)	(80,272)	—	—
Hexcel Corp.*	7,000	51,730	—	—	—	—	(7,000)	(51,730)	—	—
		132,002		—		—		(132,002)		—
Media — 1.3%
Comcast Corp. (Class A Stock)	23,650	399,212	—	—	—	—	(23,650)	(399,212)	—	—
Discovery Communications, Inc., (Class A Stock)*	8,900	126,024	—	—	—	—	(8,900)	(126,024)	—	—
Liberty Global, Inc. (Class C Stock)*	15,983	242,622	—	—	—	—	(15,983)	(242,622)	—	—
Lions Gate Entertainment Corp. (Canada)*	9,470	52,085	—	—	—	—	(9,470)	(52,085)	—	—
Sirius XM Radio, Inc.*	282,320	33,879	—	—	—	—	(282,320)	(33,879)	—	—
Walt Disney Co. (The)	8,700	197,403	—	—	—	—	(8,700)	(197,403)	—	—
Wiley, (John) & Sons, Inc. (Class A Stock)	1,935	68,847	—	—	—	—	(1,935)	(68,847)	—	—
		1,120,072		—		—		(1,120,072)		—
Medical Supplies & Equipment — 0.3%
Quality Systems, Inc	3,100	135,222	—	—	—	—	(3,100)	(135,222)	—	—
ResMed, Inc.*	1,150	43,102	—	—	—	—	(1,150)	(43,102)	—	—
Vital Images, Inc.*	2,555	35,540	—	—	—	—	(2,555)	(35,540)	—	—
		213,864		—		—		(213,864)		—
Metals & Mining — 0.2%
Northwest Pipe Co.*	2,370	100,986	—	—	—	—	(2,370)	(100,986)	—	—
Timken Co	3,900	76,557	—	—	—	—	(3,900)	(76,557)	—	—
		177,543		—		—		(177,543)		—
Multi-Line Retail
Target Corp.	900	31,077	—	—	—	—	(900)	(31,077)	—	—

Multi-Utilities — 0.3%
Sempra Energy	6,500	277,095	—	—	—	—	(6,500)	(277,095)	—	—

Office Electronics — 0.2%
Xerox Corp.	22,500	179,325	—	—	—	—	(22,500)	(179,325)	—	—

Office Equipment — 0.1%			—	—	—	—			—	—
School Specialty, Inc.*	4,305	82,312	—	—	—	—	(4,305)	(82,312)	—	—

Oil, Gas Exploration/Production - 0.1%
Core Laboratories NV (Netherlands)	1,210	72,431	—	—	—	—	(1,210)	(72,431)	—	—

Oil, Gas & Consumable Fuels — 3.1%
Apache Corp.	1,700	126,701	—	—	—	—	(1,700)	(126,701)	—	—
Cabot Oil & Gas Corp.	4,600	119,600	—	—	—	—	(4,600)	(119,600)	—	—
Denbury Resources, Inc.*	2,935	32,050	—	—	—	—	(2,935)	(32,050)	—	—
Devon Energy Corp.	3,000	197,130	—	—	—	—	(3,000)	(197,130)	—	—
EOG Resources, Inc.	2,900	193,082	—	—	—	—	(2,900)	(193,082)	—	—
Hess Corp.	2,300	123,372	—	—	—	—	(2,300)	(123,372)	—	—
Lufkin Industries, Inc.	2,555	88,148	—	—	—	—	(2,555)	(88,148)	—	—
Occidental Petroleum Corp	7,900	473,921	—	—	—	—	(7,900)	(473,921)	—	—
Petroleo Brasileiro SA, ADR (Brazil)	5,500	134,695	—	—	—	—	(5,500)	(134,695)	—	—
Petroleum Development Corp.*	705	16,969	—	—	—	—	(705)	(16,969)	—	—
Southwestern Energy Co.*	5,400	156,438	—	—	—	—	(5,400)	(156,438)	—	—
St. Mary Land & Exploration Co.	3,300	67,023	—	—	—	—	(3,300)	(67,023)	—	—
Suncor Energy, Inc. (Canada)	6,000	117,000	—	—	—	—	(6,000)	(117,000)	—	—
WGL Holdings, Inc	2,500	81,725	—	—	—	—	(2,500)	(81,725)	—	—
Williams Cos., Inc.	16,300	236,024	—	—	—	—	(16,300)	(236,024)	—	—
XTO Energy, Inc.	11,300	398,551	—	—	—	—	(11,300)	(398,551)	—	—
		2,562,429		—		—		(2,562,429)		—
Paper & Forest Products — 0.1%
Domtar Corp. (Canada)*	43,000	71,810	—	—	—	—	(43,000)	(71,810)	—	—

Pharmaceuticals — 2.5%
Abbott Laboratories	7,200	384,264	—	—	—	—	(7,200)	(384,264)	—	—
American Medical Systems Holdings, Inc.* .	9,355	84,101	—	—	—	—	(9,355)	(84,101)	—	—
BioMarin Pharmaceutical, Inc.*	2,430	43,254	—	—	—	—	(2,430)	(43,254)	—	—
Herbalife Ltd. (Cayman Islands)	2,000	43,360	—	—	—	—	(2,000)	(43,360)	—	—
Mylan, Inc.*	23,600	233,404	—	—	—	—	(23,600)	(233,404)	—	—
Onyx Pharmaceuticals, Inc.*	595	20,325	—	—	—	—	(595)	(20,325)	—	—
Roche Holding AG, ADR (Switzerland)	1,300	99,515	—	—	—	—	(1,300)	(99,515)	—	—
Schering-Plough Corp	16,100	274,183	—	—	—	—	(16,100)	(274,183)	—	—
Shire PLC, ADR (United Kingdom)	2,890	129,414	—	—	—	—	(2,890)	(129,414)	—	—
Teva Pharmaceutical Industries Ltd.,			—	—	—	—			—	—
ADR (Israel)	8,700	370,359	—	—	—	—	(8,700)	(370,359)	—	—
Wyeth	11,109	416,699	—	—	—	—	(11,109)	(416,699)	—	—
		2,098,878		—		—		(2,098,878)	—	—
Real Estate Investment Trust
Hovnanian Enterprises, Inc. (Class A Stock)*	3,700	6,364	—	—	—	—	(3,700)	(6,364)	—	—

Restaurants — 0.1%
BJ’s Restaurants, Inc.*	4,665	50,242		—		—	(4,665)	(50,242)		—

Retail & Merchandising — 0.3%
Cash America International, Inc.	5,423	148,319	—	—	—	—	(5,423)	(148,319)	—	—
Genesco, Inc.*	6,295	106,511	—	—	—	—	(6,295)	(106,511)	—	—
		254,830		—		—		(254,830)		—
Road & Rail —0.1%
Union Pacific Corp	1,000	47,800	—	—	—	—	(1,000)	(47,800)	—	—

Semiconductors — 0.1%
Macrovision Solutions Corp.*	5,270	66,666	—	—	—	—	(5,270)	(66,666)	—	—
OYO Geospace Corp.*	2,745	47,955	—	—	—	—	(2,745)	(47,955)	—	—
		114,621		—		—		(114,621)		—
Semicondutors & Semiconductor Equipment - 0.4%
AdvancedEnergy Industries Inc. *	4,265	42,437	—	—	—	—	(4,265)	(42,437)	—	—
Itron, Inc.*	1,760	112,183	—	—	—	—	(1,760)	(112,183)	—	—

AST Preservation Asset Allocation Portfolio after Reorganization

Pro Forma Portfolio of Investments

as of December 31, 2008

(Unaudited)

	Pru Series Diversified Conservative Growth Portfolio		Pru Series SP Conservative Asset Allocation Portfolio		AST Preservation Asset Allocation Portfolio		Pro Forma Adjustments		Pro Forma AST Preservation Asset Allocation Portfolio after Reorganization
Description	Shares	Value	Shares	Value	Shares	Value	Shares	Value	Shares	Value

Semiconductors & Semiconductor Equipment (continued)
Marvell Technology Group Ltd. (Bermuda)*	23,900	$159,413	—	—	—	—	(23,900)	$(159,413)	—	—
NVIDIA Corp.*	5,800	46,806	—	—	—	—	(5,800)	(46,806)	—	—
Spansion, Inc. (Class A Stock)*	40,900	7,742	—	—	—	—	(40,900)	(7,742)	—	—
		368,581		—		—		(368,581)		—
Software— 1.8%
Adobe Systems, Inc.*	9,700	206,513	—	—	—	—	(9,700)	(206,513)	—	—
CA, Inc.	21,400	396,542	—	—	—	—	(21,400)	(396,542)	—	—
Factset Research Systems, Inc.	1,740	76,978	—	—	—	—	(1,740)	(76,978)	—	—
Microsoft Corp.	16,900	328,536	—	—	—	—	(16,900)	(328,536)	—	—
Oracle Corp.*	7,200	127,656	—	—	—	—	(7,200)	(127,656)	—	—
Symantec Corp.*	29,200	394,784	—	—	—	—	(29,200)	(394,784)	—	—
		1,531,009		—		—		(1,531,009)		—
Specialty Retail — 0.2%
Aaron Rents, Inc.	2,900	77,198	—	—	—	—	(2,900)	(77,198)	—	—
CarMax, Inc.*	8,700	68,556	—	—	—	—	(8,700)	(68,556)	—	—
		145,754		—		—		(145,754)		—
Technology
Sanmina-SCI Corp.*	18,200	8,554	—	—	—		(18,200)	(8,554)	—

Telecommunications — 0.1%
Arris Group, Inc.*	9,300	73,935	—	—	—	—	(9,300)	(73,935)	—	—

Textiles, Apparel & Luxury Goods — 0.3%
NIKE, Inc. (Class B Stock)	4,200	214,200	—	—	—	—	(4,200)	(214,200)	—	—
Phillips-Van Heusen Corp	2,800	56,364	—	—	—	—	(2,800)	(56,364)	—	—
		270,564		—		—		(270,564)		—
Thrifts & Mortgage Finance - 0.2%
People’s United Financial, Inc.	7,250	129,267	—	—	—	—	(7,250)	(129,267)	—	—

Utilities — 0.1%
ONEOK, Inc.	2,300	66,976	—	—	—	—	(2,300)	(66,976)	—	—

Wireless Telecommunication Services — 0.4%
NII Holdings, Inc.*	13,100	238,158	—	—	—	—	(13,100)	(238,158)	—	—
Sprint Nextel Corp.*	30,226	55,314	—	—	—	—	(30,226)	(55,314)	—	—
Virgin Mobile USA, Inc. (Class A Stock)*	23,100	19,404	—	—	—	—	(23,100)	(19,404)	—	—
		312,876		—		—		(312,876)		—
TOTAL COMMON STOCKS (cost $34,385,688, $0, $0, $0)		32,493,874	—	—	—	—		(32,493,874)	—	—

PREFERRED STOCKS — 0.2%, 0.0%, 0.0%, 0.0%
Diversified Financial Services — 0.1%
SLM Corp., Series C, 7.25%	130	59,881	—	—	—	—	(130)	(59,881)	—	—

Pharmaceuticals — 0.1%
Mylan, Inc., 6.5%, CVT	150	98,855	—	—	—	—	(150)	(98,855)	—	—
TOTAL PREFERRED STOCKS (cost $150,358, $0, $0, $0)		158,736	—	—	—	—		(158,736)	—	—

	Units		Units		Units				Units
WARRANT*
Telecom
Sirius XM Radio, Inc., expiring 03/15/10(g) (cost $0, $0, $0, $0)	100	—	—	—	—	—	(100)	—	—	—

AST Preservation Asset Allocation Portfolio after Reorganization

Pro Forma Portfolio of Investments

as of December 31, 2008

(Unaudited)

				Pru Series Diversified Conservative Growth Portfolio		Pru Series SP Conservative Asset Allocation Portfolio		AST Preservation Asset Allocation Portfolio		Pro Forma Adjustments		Pro Forma AST Preservation Asset Allocation Portfolio after Reorganization
				Principal		Principal		Principal		Principal		Principal
	Moody’s	Interest	Maturity	Amount		Amount		Amount		Amount		Amount
Description	Ratings†	Rate	Date	(000)#	Value	(000)#	Value	(000)#	Value	(000)#	Value	(000)#	Value
CORPORATE BONDS - 33.6%, 0.0%, 0.0%, 0.0%
Aerospace & Defense —1.0%	Ba3	8.50%	07/01/18	$100	$90,000	—	—	—	—	$(100)	$(90,000)	—	—
BE Aerospace, Inc., Sr. Unsec’d. Notes	A3	6.625%	02/01/16	75	75,000	—	—	—	—	(75)	(75,000)	—	—
DRS Technologies, Inc., Gtd. Notes	Baa1	7.625%	02/01/18	130	130,000	—	—	—	—	(130)	(130,000)	—	—
DRS Technologies, Inc., Gtd. Notes	B1	7.75%	06/15/13	125	108,750	—	—	—	—	(125)	(108,750)	—	—
Esterline Technologies Corp., Gtd. Notes	Ba3	5.875%	01/15/15	50	45,000	—	—	—	—	(50)	(45,000)	—	—
L-3 Communications Corp., Gtd. Notes	Ba3	6.375%	10/15/15	100	93,500	—	—	—	—	(100)	(93,500)	—	—
L-3 Communications Corp., Gtd. Notes	Ba3	7.625%	06/15/12	100	97,750	—	—	—	—	(100)	(97,750)	—	—
L-3 Communications Corp., Gtd. Notes	Ba3	6.25%	01/15/15	150	120,000	—	—	—	—	(150)	(120,000)	—	—
Moog, Inc., Sr. Sub. Notes	Ba3	7.25%	06/15/18	75	60,000	—	—	—	—	(75)	(60,000)	—	—
Moog, Inc., Sr. Sub. Notes, 144A	B3	7.75%	07/15/14	75	61,500	—	—	—	—	(75)	(61,500)	—	—
TransDigm, Inc., Gtd. Notes					881,500		—		—		(881,500)		—

Airlines — 0.1%	CCC+(d)	10.40%	03/10/11	100	48,125	—	—	—	—	(100)	(48,125)	—	—
AMR Corp., Sr. Unsec’d. Notes	Ba2	6.748%	03/15/17	22	15,315	—	—	—	—	(22)	(15,315)	—	—
Continental Airlines, Inc., Pass-Through Certificates					63,440		—		—		(63,440)		—

Automobile Manufacturers — 0.1%
DaimlerChrysler NA Holding Corp., Gtd. Notes, MTN	A3	5.75%	09/08/11	100	84,454	—	—	—	—	(100)	(84,454)	—	—

Automotive — 0.3%	Caa1	7.25%	10/25/11	140	102,271	—	—	—	—	(140)	(102,271)	—	—
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	Caa1	7.875%	06/15/10	80	64,015	—	—	—	—	(80)	(64,015)	—	—
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	Caa2	8.75%	12/01/16	30	8,700	—	—	—	—	(30)	(8,700)	—	—
Lear Corp., Gtd. Notes	B2	7.25%	03/15/17	75	38,250	—	—	—	—	(75)	(38,250)	—	—
TRW Automotive, Inc., Gtd. Notes, 1 44A	Caa3	7.00%	03/10/14	40	6,000	—	—	—	—	(40)	(6,000)	—	—
Visteon Corp., Sr. Unsec’d. Notes					219,236		—		—		(219,236)		—

Cable — 0.7%
CCH II LLC/CCH II Capital Corp., Gtd. Notes, 144A	Caa2	10.25%	10/01/13	50	17,000	—	—	—	—	(50)	(17,000)	—	—
CSC Holdings, Inc., Sr. Unsec’d. Notes	B1	6.75%	04/15/12	150	137,250	—	—	—	—	(150)	(137,250)	—	—
CSC Holdings, Inc., Sr. Unsec’d. Notes	B1	8.125%	07/15/09	75	74,625	—	—	—	—	(75)	(74,625)	—	—
CSC Holdings, Inc., Sr. Unsec’d. Notes	B1	8.125%	08/15/09	50	49,750	—	—	—	—	(50)	(49,750)	—	—
Mediacom Broadband LLC, Sr. Unsec’d. Notes	B3	8.50%	10/15/15	25	16,281	—	—	—	—	(25)	(16,281)	—	—
Shaw Communications, Inc., Sr. Unsec’d. Notes (Canada)	Ba1	7.20%	12/15/11	59	55,755	—	—	—	—	(59)	(55,755)	—	—
Shaw Communications, Inc., Sr. Unsec’d. Notes (Canada)	Ba1	8.25%	04/11/10	100	98,500	—	—	—	—	(100)	(98,500)	—	—
Videotron Ltee, Gtd. Notes, 144A (Canada)	Ba2	9.125%	04/15/18	125	116,250	—	—	—	—	(125)	(116,250)	—	—
					565,411		—		—		(565,411)		—
Capital Goods — 2.7%
Actuant Corp., Gtd. Notes	Ba2	6.875%	06/15/17	50	37,625	—	—	—	—	(50)	(37,625)	—	—
ALH Finance LLC, Gtd. Notes	B3	8.50%	01/15/13	75	57,750	—	—	—	—	(75)	(57,750)	—	—
Allied Waste North America, Inc., Sr. Sec’d. Notes	NR	5.75%	02/15/11	60	56,250	—	—	—	—	(60)	(56,250)	—	—
Allied Waste North America, Inc., Sr. Sec’d. Notes	BBB(d)	6.125%	02/15/14	125	113,125	—	—	—	—	(125)	(113,125)	—	—
Allied Waste North America, Inc., Sr. Sec’d. Notes	NR	6.875%	06/01/17	75	69,750	—	—	—	—	(75)	(69,750)	—	—
Allied Waste North America, Inc., Sr. Sec’d. Notes	NR	7.125%	05/15/16	50	45,500	—	—	—	—	(50)	(45,500)	—	—
Allied Waste North America, Inc., Sr. Sec’d. Notes	NR	7.875%	04/15/13	50	47,500	—	—	—	—	(50)	(47,500)	—	—
Ashtead Capital, Inc., Sec’d. Notes, 144A	B1	9.00%	08/15/16	100	51,500	—	—	—	—	(100)	(51,500)	—	—
Ashtead Holdings PLC, Sec’d. Notes, 144A (United Kingdom)	B1	8.625%	08/01/15	75	39,375	—	—	—	—	(75)	(39,375)	—	—
Baldor Electric Co., Gtd. Notes	B3	8.625%	02/15/17	120	89,400	—	—	—	—	(120)	(89,400)	—	—
Blount, Inc., Gtd. Notes	B2	8.875%	08/01/12	125	115,625	—	—	—	—	(125)	(115,625)	—	—
Columbus Mckinnon Corp., Gtd. Notes	B1	8.875%	11/01/13	200	168,000	—	—	—	—	(200)	(168,000)	—	—
GrafTech Finance, Inc., Gtd. Notes	Ba3	10.25%	02/15/12	10	9,100	—	—	—	—	(10)	(9,100)	—	—
Hertz Corp. (The), Gtd. Notes	B1	8.875%	01/01/14	270	166,050	—	—	—	—	(270)	(166,050)	—	—
Interline Brand, Inc., Gtd. Notes	B3	8.125%	06/15/14	75	59,250	—	—	—	—	(75)	(59,250)	—	—
JohnsonDiversey Holdings, Inc., Disc. Notes	Caa1	10.67%	05/15/13	75	52,500	—	—	—	—	(75)	(52,500)	—	—
JohnsonDiversey, Inc., Gtd. Notes	B2	9.625%	05/15/12	75	61,500	—	—	—	—	(75)	(61,500)	—	—
Mobile Mini, Inc., Gtd. Notes	B2	6.875%	05/01/15	45	30,600	—	—	—	—	(45)	(30,600)	—	—
RBS Global, InciRexnord Corp., Gtd. Notes	B3	9.50%	08/01/14	110	81,950	—	—	—	—	(110)	(81,950)	—	—
Rental Service Corp., Gtd. Notes	Caa1	9.50%	12/01/14	110	60,500	—	—	—	—	(110)	(60,500)	—	—
SPX Corp., Sr. Unsec’d. Notes, 144A	Ba2	7.625%	12/15/14	250	217,500	—	—	—	—	(250)	(217,500)	—	—
Stena AB, Sr. Unsec’d. Notes (Sweden)	Ba2	7.50%	11/01/13	150	99,187	—	—	—	—	(150)	(99,187)	—	—
Terex Corp., Gtd. Notes	Ba1	7.375%	01/15/14	125	108,750	—	—	—	—	(125)	(108,750)	—	—
Terex Corp., Sr. Sub. Notes	Ba3	8.00%	11/15/17	125	106,250	—	—	—	—	(125)	(106,250)	—	—
United Rentals North America, Inc., Gtd. Notes	B1	6.50%	02/15/12	135	106,650	—	—	—	—	(135)	(106,650)	—	—
Valmont Industries, Inc., Gtd. Notes	Ba2	6.875%	05/01/14	225	191,250	—	—	—	—	(225)	(191,250)	—	—
					2,242,437		—		—		(2,242,437)		—
Capital Markets — 0.9%
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	A1	6.25%	09/01/17	300	290,891	—	—	—	—	(300)	(290,891)	—	—
Morgan Stanley, Sr. Unsec’d. Notes, MTN	A2	5.75%	10/18/16	500	420,136	—	—	—	—	(500)	(420,136)	—	—
Morgan Stanley, Sr. Unsec’d. Notes, MTN	A2	6.00%	04/28/15	100	86,273	—	—	—	—	(100)	(86,273)	—	—
					797,300		—		—		(797,300)		—
Chemicals — 0.6%
Huntsman LLC, Sec’d. Notes	Ba1	11.625%	10/15/10	250	218,750	—	—	—	—	(250)	(218,750)	—	—
Koppers, Inc., Sr. Sec’d. Notes	Ba3	9.875%	10/15/13	152	139,840	—	—	—	—	(152)	(139,840)	—	—
Momentive Performance Materials, Inc., Gtd. Notes	B3	9.75%	12/01/14	50	21,250	—	—	—	—	(50)	(21,250)	—	—
Momentive Performance Materials, Inc., Gtd. Notes	Caa2	11.50%	12/01/16	25	7,375	—	—	—	—	(25)	(7,375)	—	—
Mosaic Co. (The), Sr. Unsec’d. Notes, 144A	Baa3	7.375%	12/01/14	25	20,500	—	—	—	—	(25)	(20,500)	—	—
Mosaic Co. (The), Sr. Unsec’d. Notes, 144A	Baa3	7.625%	12/01/16	25	20,000	—	—	—	—	(25)	(20,000)	—	—
Nalco Co., Gtd. Notes	B1	7.75%	11/15/11	75	72,000	—	—	—	—	(75)	(72,000)	—	—
					499,715		—		—		(499,715)		—
Commercial Banks — 0.6%
SunTrust Bank/Atlanta GA, FDIC Gtd. Notes	Aaa	3.00%	11/16/11	500	517,052	—	—	—	—	(500)	(517,052)	—	—

AST Preservation Asset Allocation Portfolio after Reorganization

Pro Forma Portfolio of Investments

as of December 31, 2008

(Unaudited)

					Pru Series Diversified Conservative Growth Portfolio		Pru Series SP Conservative Asset Allocation Portfolio		AST Preservation Asset Allocation Portfolio		Pro Forma Adjustments		Pro Forma AST Preservation Asset Allocation Portfolio after Reorganization
					Principal		Principal		Principal		Principal		Principal
	Moody’s	Interest		Maturity	Amount		Amount		Amount		Amount		Amount
Description	Ratings†	Rate		Date	(000)#	Value	(000)#	Value	(000)#	Value	(000)#	Value	(000)#	Value
CORPORATE BONDS (continued)
Consumer — 0.4%
Mac-Gray Corp., Gtd. Notes	B3	7.625%		08/15/15	$50	$46,000	—	—	—	—	$(50)	$(46,000)	—	—
Realogy Corp., Gtd. Notes	Ca	10.50%		04/15/14	175	30,188	—	—	—	—	(175)	(30,188)	—	—
Realogy Corp., Gtd. Notes, PIK	Ca	11.00%		04/15/14	37	4,226	—	—	—	—	(37)	(4,226)	—	—
Service Corp. International, Sr. Unsec’d. Notes	B1	6.75%		04/01/15	50	39,500	—	—	—	—	(50)	(39,500)	—	—
Service Corp. International, Sr. Unsec’d. Notes	B1	6.75%		04/01/16	50	38,000	—	—	—	—	(50)	(38,000)	—	—
Service Corp. International, Sr. Unsec’d. Notes	B1	7.00%		06/15/17	50	37,500	—	—	—	—	(50)	(37,500)	—	—
Service Corp. International, Sr. Unsec’d. Notes	B1	7.375%		10/01/14	50	42,500	—	—	—	—	(50)	(42,500)	—	—
Stewart Enterprises, Inc., Gtd. Notes	Ba3	6.25%		02/15/13	75	58,125	—	—	—	—	(75)	(58,125)	—	—
Ticketmaster, Gtd. Notes, 144A	Ba3	10.75%		08/01/16	50	27,000	—	—	—	—	(50)	(27,000)	—	—
						323,039		—		—		(323,039)		—
Diversified Financial Services —1.2%
Citigroup, Inc., Jr. Sub. Notes	Baa2	8.40	%(c)	04/29/49	600	396,174	—	—	—	—	(600)	(396,174)	—	—
Merrill Lynch & Co., Inc., Notes, MTN	Aa3	6.875%		04/25/18	500	523,013	—	—	—	—	(500)	(523,013)	—	—
Petroleum Export Ltd., Sr. Notes, 144A (Cayman Islands) (original cost $33,333; purchased 07/14/05)(f)(g)	Baa1	4.623%		06/15/10	33	32,805	—	—	—	—	(33)	(32,805)	—	—
Petroleum Export Ltd., Sr. Notes, 144A (Cayman Islands) (original cost $66,666; purchased 07/14/05)(f)(g)	Baa1	4.633%		06/15/10	67	65,616	—	—	—	—	(67)	(65,616)	—	—
						1,017,608		—		—		(1,017,608)		—
Electric —1.9%
AES Corp. (The), Sr. Unsec’d. Notes	B1	7.75%		03/01/14	25	22,000	—	—	—	—	(25)	(22,000)	—	—
AES Corp. (The), Sr. Unsec’d. Notes	B1	8.00%		10/15/17	125	102,500	—	—	—	—	(125)	(102,500)	—	—
AES Eastern Energy LP, Pass-Through Certificates	Ba1	9.00%		01/02/17	115	101,889	—	—	—	—	(115)	(101,889)	—	—
Dynegy Holdings, Inc., Sr. Unsec’d. Notes	B2	7.50%		06/01/15	125	87,500	—	—	—	—	(125)	(87,500)	—	—
Dynegy Roseton / Danskammer Pass-Through Trust, Series B, Pass-Through Certificates	Ba3	7.67%		11/08/16	25	17,766	—	—	—	—	(25)	(17,766)	—	—
Energy Future Holdings Corp., Gtd. Notes, PIK, 144A	B3	11.25%		11/01/17	75	36,375	—	—	—	—	(75)	(36,375)	—	—
Illinois Power Co., Sr. Sec’d. Notes	Baa3	6.25%		04/01/18	500	446,550	—	—	—	—	(500)	(446,550)	—	—
NRG Energy, Inc., Gtd. Notes	B1	7.25%		02/01/14	50	46,750	—	—	—	—	(50)	(46,750)	—	—
NRG Energy, Inc., Gtd. Notes	B1	7.375%		02/01/16	85	79,050	—	—	—	—	(85)	(79,050)	—	—
Orion Power Holdings, Inc., Sr. Unsec’d. Notes	Ba3	12.00%		05/01/10	140	140,000	—	—	—	—	(140)	(140,000)	—	—
PSE&G Energy Holdings LLC, Sr. Unsec’d. Notes	Ba3	8.50%		06/15/11	125	117,827	—	—	—	—	(125)	(117,827)	—	—
Reliant Energy Mid-Atlantic Power Holdings LLC, Series B, Pass-Through Certificates(g)	Ba1	9.237%		07/02/17	53	48,275	—	—	—	—	(53)	(48,275)	—	—
Sithe/Independence Funding Corp., Sr. Sec’d. Notes	Ba2	9.00%		12/30/13	84	71,587	—	—	—	—	(84)	(71,587)	—	—
Tenaska Alabama Partners LP, Sr. Sec’d. Notes, 144A	Ba2	7.00%		06/30/21	89	69,652	—	—	—	—	(89)	(69,652)	—	—
Texas Competitive Electric Holdings Co. LLC, Gtd. Notes, 144A	B3	10.50%		11/01/15	325	230,750	—	—	—	—	(325)	(230,750)	—	—
						1,618,471		—		—		(1,618,471)		—
Energy — Other — 0.9%
Cie Generale de Geophysique-Veritas, Gtd. Notes (France)	Ba3	7.50%		05/15/15	25	15,500	—	—	—	—	(25)	(15,500)	—	—
McMoRan Exploration Co., Gtd. Notes	Caa1	11.875%		11/15/14	100	71,000	—	—	—	—	(100)	(71,000)	—	—
Newfield Exploration Co., Sr. Sub. Notes	Ba3	6.625%		04/15/16	50	39,750	—	—	—	—	(50)	(39,750)	—	—
Newfield Exploration Co., Sr. Sub. Notes	Ba3	7.125%		05/15/18	100	79,000	—	—	—	—	(100)	(79,000)	—	—
OPTI Canada, Inc., Sec’d. Notes (Canada)	B2	7.875%		12/15/14	100	51,000	—	—	—	—	(100)	(51,000)	—	—
OPTI Canada, Inc., Sec’d. Notes (Canada)	B2	8.25%		12/15/14	50	27,000	—	—	—	—	(50)	(27,000)	—	—
Petrohawk Energy Corp., Gtd. Notes	B3	9.125%		07/15/13	50	40,500	—	—	—	—	(50)	(40,500)	—	—
Petrohawk Energy Corp., Gtd. Notes, 144A	B3	7.875%		06/01/15	75	55,500	—	—	—	—	(75)	(55,500)	—	—
Petroplus Finance Ltd., Gtd. Notes, 144A (Bermuda)	B1	6.75%		05/01/14	75	47,625	—	—	—	—	(75)	(47,625)	—	—
Petroplus Finance Ltd., Gtd. Notes, 144A (Bermuda)	B1	7.00%		05/01/17	75	45,750	—	—	—	—	(75)	(45,750)	—	—
Pioneer Natural Resources Co., Sr. Unsec’d. Notes	Ba1	6.65%		03/15/17	95	67,792	—	—	—	—	(95)	(67,792)	—	—
Pioneer Natural Resources Co., Sr. Unsec’d. Notes	Ba1	6.875%		05/01/18	100	69,940	—	—	—	—	(100)	(69,940)	—	—
Plains Exploration & Production Co., Gtd. Notes	B1	7.00%		03/15/17	65	44,525	—	—	—	—	(65)	(44,525)	—	—
Plains Exploration & Production Co., Gtd. Notes	B1	7.625%		06/01/18	50	34,250	—	—	—	—	(50)	(34,250)	—	—
SandRidge Energy, Inc., Gtd. Notes, 144A	B3	8.00%		06/01/18	100	55,500	—	—	—	—	(100)	(55,500)	—	—
Swift Energy Co., Gtd. Notes	B1	7.125%		06/01/17	50	28,250	—	—	—	—	(50)	(28,250)	—	—
						772,882		—		—		(772,882)		—

AST Preservation Asset Allocation Portfolio after Reorganization

Pro Forma Portfolio of Investments

as of December 31, 2008

(Unaudited)

Pru Series Diversified Conservative Growth Portfolio	Pru Series SP Conservative Asset Allocation Portfolio	AST Preservation Asset Allocation Portfolio	Pro Forma Adjustments	Pro Forma AST Preservation Asset Allocation Portfolio after Reorganization
Principal	Principal	Principal	Principal	Principal
Moody’s	Interest	Maturity	Amount	Amount	Amount	Amount	Amount
Description	Ratings†	Rate	Date	(000)#	Value	(000)#	Value	(000)#	Value	(000)#	Value	(000)#	Value
CORPORATE BONDS (continued)
Financial — Bank & Trust — 4.9%
American Express Bank FSB, Sr. Unsec’d. Notes	A1	5.50%	04/16/13	$1,000	$947,240	—	—	—	—	$(1,000)	$(947,240)	—	—
ANZ National International Ltd., Bank Gtd. Notes, 144A (New Zealand) (original cost $499,530; purchased 07/09/08)(f)(g)	Aa2	6.20%	07/19/13	500	483,780	—	—	—	—	(500)	(483,780)	—	—
Barclays Bank PLC, Sub. Notes, 144A (United Kingdom) (original cost $500,000; purchased 04/18/08)(f)(g)	Aa2	7.70	%(c)	04/29/49	500	330,630	—	—	—	—	(500)	(330,630)	—	—
Deutsche Bank AG, Sr. Unsec’d. Notes (Germany)	Aa1	4.875%	05/20/13	900	883,611	—	—	—	—	(900)	(883,611)	—	—
Regions Bank, FDIC Gtd. Notes	Aaa	3.25%	12/09/11	500	520,180	—	—	—	—	(500)	(520,180)	—	—
UBS AG, Sr. Unsec’d. Notes (Switzerland)	Aa2	5.875%	12/20/17	500	459,322	—	—	—	—	(500)	(459,322)	—	—
UBS AG, Sr. Unsec’d. Notes, MTN (Switzerland)	Aa2	5.75%	04/25/18	500	453,798	—	—	—	—	(500)	(453,798)	—	—
4,078,561	—	—	(4,078,561)	—
Financial Services — 4.4%
American Express Co., Sr. Unsec’d. Notes	A2	7.00%	03/19/18	200	202,229	—	—	—	—	(200)	(202,229)	—	—
Bank of America Corp., Jr. Sub. Notes	A2	8.00	%(c)	12/29/49	1,500	1,078,932	—	—	—	—	(1,500)	(1,078,932)	—	—
Bank of America Corp., Jr. Sub. Notes	A2	8.125	%(c)	12/29/49	300	224,400	—	—	—	—	(300)	(224,400)	—	—
Bank of America Corp., Sr. Unsec’d. Notes	Aa3	1 .42	%(c)	10/14/16	400	286,064	—	—	—	—	(400)	(286,064)	—	—
Bear Stearns Co., Inc., Sr. Unsec’d. Notes	Aa2	7.25%	02/01/18	500	547,928	—	—	—	—	(500)	(547,928)	—	—
CitiFinancial, Inc., Sr. Unsec’d. Notes	A2	6.625%	06/01/15	100	92,732	—	—	—	—	(100)	(92,732)	—	—
Credit Suisse/New York NY, Sr. Unsec’d. Notes, MTN (Switzerland)	Aa1	5.00%	05/15/13	700	673,702	—	—	—	—	(700)	(673,702)	—	—
General Electric Capital Corp., Sr. Unsec’d. Notes, MTN	Aaa	5.875%	01/14/38	100	97,886	—	—	—	—	(100)	(97,886)	—	—
General Electric Capital Corp., Sub. Notes, 144A (original cost $297,708; purchased 08/30/07)(f)(g)	Aa1	6.50	%(c)	09/15/67	GBP	300	272,167	—	—	—	—	GBP	(300)	(272,167)	—	—
Lehman Brothers Holdings, Inc., Sr. Unsec’d. Notes, MTN(i)	NR	5.625%	01/24/13	600	57,000	—	—	—	—	(600)	(57,000)	—	—
Lehman Brothers Holdings, Inc., Sr. Unsec’d. Notes, MTN(i)	NR	6.875%	05/02/18	200	19,000	—	—	—	—	(200)	(19,000)	—	—
Lender Processing Services, Inc., Gtd. Notes	Ba2	8.125%	07/01/16	150	133,687	—	—	—	—	(150)	(133,687)	—	—
3,685,727	—	—	(3,685,727)	—
Food — 0.3%
ARAMARK Corp., Gtd. Notes	B3	6.693	%(c)	02/01/15	50	37,750	—	—	—	—	(50)	(37,750)	—	—
ARAMARK Corp., Gtd. Notes	B3	8.50%	02/01/15	75	67,875	—	—	—	—	(75)	(67,875)	—	—
Del Monte Corp., Gtd. Notes	B2	8.625%	12/15/12	25	24,250	—	—	—	—	(25)	(24,250)	—	—
Dole Foods Co., Inc., Gtd. Notes	Caa2	7.25%	06/15/10	25	17,438	—	—	—	—	(25)	(17,438)	—	—
National Beef Packaging Co. LLC, Sr. Unsec’d. Notes	Caa1	10.50%	08/01/11	50	35,000	—	—	—	—	(50)	(35,000)	—	—
New Albertson’s, Inc., Sr. Unsec’d. Notes	Ba3	8.70%	05/01/30	15	9,675	—	—	—	—	(15)	(9,675)	—	—
Stater Brothers Holdings, Gtd. Notes	B2	7.75%	04/15/15	50	42,000	—	—	—	—	(50)	(42,000)	—	—
Stater Brothers Holdings, Gtd. Notes	B2	8.125%	06/15/12	25	22,625	—	—	—	—	(25)	(22,625)	—	—
256,613	—	—	—	(256,613)	—
Gaming — 0.4%
CCM Merger, Inc., Notes, 144A	Caa2	8.00%	08/01/13	125	64,375	—	—	—	—	(125)	(64,375)	—	—
Harrah’s Operating Co., Inc., Gtd. Notes	Caa3	5.50%	07/01/10	50	31,750	—	—	—	—	(50)	(31,750)	—	—
Harrah’s Operating Co., Inc., Gtd. Notes, 144A	Caa2	10.75%	02/01/16	151	43,035	—	—	—	—	(151)	(43,035)	—	—
Harrah’s Operating Co., Inc., Sr. Sec’d. Notes, 144A	B(d)	10.00%	12/15/18	37	13,505	—	—	—	—	(37)	(13,505)	—	—
Harrah’s Operating Co., Inc., Gtd. Notes	Caa3	6.50%	06/01/16	17	2,635	—	—	—	—	(17)	(2,635)	—	—
MGM Mirage, Sr. Sec’d Notes, 144A	Ba1	13.00%	11/15/13	100	95,250	—	—	—	—	(100)	(95,250)	—	—
Mohegan Tribal Gaming Authority, Sr. Sub. Notes	B3	8.00%	04/01/12	70	42,700	—	—	—	—	(70)	(42,700)	—	—
Park Place Entertainment Corp., Gtd. Notes	Caa3	8.125%	05/15/11	30	14,700	—	—	—	—	(30)	(14,700)	—	—
Shingle Springs Tribal Gaming Authority, Sr. Notes, 144A	B3	9.375%	06/15/15	75	37,500	—	—	—	—	(75)	(37,500)	—	—
Station Casinos, Inc., Sr. Sub. Notes	Ca	6.50%	02/01/14	50	2,875	—	—	—	—	(50)	(2,875)	—	—
Station Casinos, Inc., Sr. Sub. Notes	Ca	6.875%	03/01/16	50	2,875	—	—	—	—	(50)	(2,875)	—	—
Station Casinos, Inc., Sr. Unsec’d. Notes	Caa3	6.00%	04/01/12	50	10,000	—	—	—	—	(50)	(10,000)	—	—
361,200	—	—	(361,200)	—
Healthcare & Pharmaceuticals — 2.0%
Accellent, Inc., Gtd. Notes	Caa3	10.50%	12/01/13	200	137,000	—	—	—	—	(200)	(137,000)	—	—
Bio-Rad Laboratories, Inc., Sr. Sub. Notes	Ba3	7.50%	08/15/13	25	22,188	—	—	—	—	(25)	(22,188)	—	—
Biomet, Inc., Gtd. Notes	Caa1	11.625%	10/15/17	50	42,750	—	—	—	—	(50)	(42,750)	—	—
Biomet, Inc., Gtd. Notes, PIK	B3	10.375%	10/15/17	225	177,750	—	—	—	—	(225)	(177,750)	—	—
Boston Scientific Corp., Sr. Unsec’d. Notes	Ba2	6.25%	11/15/15	75	63,000	—	—	—	—	(75)	(63,000)	—	—

AST Preservation Asset Allocation Portfolio after Reorganization

Pro Forma Portfolio of Investments

as of December 31, 2008

(Unaudited)

					Pru Series Diversified Conservative Growth Portfolio			Pru Series SP Conservative Asset Allocation Portfolio		AST Preservation Asset Allocation Portfolio		Pro Forma Adjustments			Pro Forma AST Preservation Asset Allocation Portfolio after Reorganization
						Principal		Principal		Principal		Principal			Principal
	Moody’s	Interest		Maturity		Amount		Amount		Amount		Amount			Amount
Description	Ratings†	Rate		Date		(000)#	Value	(000)#	Value	(000)#	Value	(000)#		Value	(000)#	Value
CORPORATE BONDS (continued)
Healthcare & Pharmaceuticals (continued)
Catalent Pharma Solutions, Inc., Gtd. Notes	Caa1	9.50%		04/15/15	$100		$38,000	—	—	—	—	$(100)		$(38,000)	—	—
Community Health Systems, Inc., Gtd. Notes	B3	8.875%		07/15/15		190	174,800	—	—	—	—	(190)		(174,800)	—	—
Elan Finance PLC, Gtd. Notes (Ireland)	B3	7.75%		11/15/11		15	8,850	—	—	—	—	(15)		(8,850)	—	—
HCA, Inc., Notes, MTN	Caa1	9.00%		12/15/14		50	32,042	—	—	—	—	(50)		(32,042)	—	—
HCA, Inc., Sr. Sec’d. Notes	B2	9.25%		11/15/16		200	183,500	—	—	—	—	(200)		(183,500)	—	—
HCA, Inc., Sr. Sec’d. Notes, PIK	B2	9.625%		11/15/16		450	351,000	—	—	—	—	(450)		(351,000)	—	—
HCA, Inc., Sr. Unsec’d. Notes	Caa1	6.25%		02/15/13		125	78,125	—	—	—	—	(125)		(78,125)	—	—
Res-Care, Inc., Gtd. Notes	B1	7.75%		10/15/13		100	81,500	—	—	—	—	(100)		(81,500)	—	—
Select Medical Corp., Gtd. Notes	B3	7.625%		02/01/15		20	10,600	—	—	—	—	(20)		(10,600)	—	—
Skilled HealthCare Group, Gtd. Notes	Caa1	11.00%		01/15/14		103	96,820	—	—	—	—	(103)		(96,820)	—	—
Sun Healthcare Group, Inc., Gtd. Notes	B3	9.125%		04/15/15		75	65,625	—	—	—	—	(75)		(65,625)	—	—
Surgical Care Affiliates, Inc., Sr. Sub. Notes, 144A(g)	Caa1	10.00%		07/15/17		75	39,000	—	—	—	—	(75)		(39,000)	—	—
Viant Holdings, Inc., Gtd. Notes, 144A(g)	Caa1	10.125%		07/15/17		218	71,940	—	—	—	—	(218)		(71,940)	—	—
							1,674,490		—		—			(1,674,490)		—
Insurance — 1.1%
American International Group, Inc., Sr. Unsec’d. Notes, 144A (original cost $400,000; purchased 08/13/08)(f)(g)	A3	8.25%		08/15/18		400	292,768	—	—	—	—	(400)		(292,768)	—	—
ASIF III Jersey Ltd., Sr. Sec’d. Notes, MTN (Japan)	Aa3	0.95%		07/15/09	JPY	60,000	611,755	—	—	—	—	JPY	(60,000)	(611,755)	—	—
							904,523		—		—			(904,523)		—
Lodging
Royal Caribbean Cruises Ltd., Sr. Unsec’d. Notes (Liberia)	Ba1	8.00%		05/15/10		50	42,750	—	—	—	—	(50)		(42,750)	—	—

Media & Entertainment —1.6%									—		—					—
AMC Entertainment, Inc., Gtd. Notes	Ba3	8.625%		08/15/12		75	60,000	—	—	—	—	(75)		(60,000)	—	—
AMC Entertainment, Inc., Gtd. Notes	B2	11.00%		02/01/16		35	24,456	—	—	—	—	(35)		(24,456)	—	—
Cinemark, Inc., Sr. Discount Notes, Zero coupon (until 03/15/09)	B3	2.826	%(t)	03/15/14		25	20,219	—	—	—	—	(25)		(20,219)	—	—
Clear Channel Communications, Inc., Sr. Unsec’d. Notes	Caa1	5.75%		01/15/13		75	10,875	—	—	—	—	(75)		(10,875)	—	—
Clear Channel Communications, Inc., Sr. Unsec’d. Notes	Caa1	6.875%		06/15/18		25	3,000	—	—	—	—	(25)		(3,000)	—	—
Dex Media West LLC / Dex Media Finance Co., Sr. Sub. Notes	B2	9.875%		08/15/13		134	31,825	—	—	—	—	(134)		(31,825)	—	—
Dex Media West LLC / Dex Media Finance Co., Sr. Unsec’d. Notes	B3	8.00%		11/15/13		70	12,950	—	—	—	—	(70)		(12,950)	—	—
DirecTV Holdings LLC / DirecTV Financing Co., Gtd. Notes	Ba3	8.375%		03/15/13		50	49,750	—	—	—	—	(50)		(49,750)	—	—
Echostar DBS Corp., Gtd. Notes	Ba3	7.125%		02/01/16		60	50,100	—	—	—	—	(60)		(50,100)	—	—
Idearc, Inc., Gtd. Notes	Caa2	8.00%		11/15/16		115	8,625	—	—	—	—	(115)		(8,625)	—	—
Lamar Media Corp., Gtd. Notes	Ba3	6.625%		08/15/15		125	90,312	—	—	—	—	(125)		(90,312)	—	—
LIN Television Corp., Gtd. Notes	B3	6.50%		05/15/13		125	59,187	—	—	—	—	(125)		(59,187)	—	—
Medianews Group, Inc., Sr. Sub. Notes	Ca	6.875%		10/01/13		50	3,188	—	—	—	—	(50)		(3,188)	—	—
Morris Publishing Group LLC, Gtd. Notes	Ca	7.00%		08/01/13		25	2,250	—	—	—	—	(25)		(2,250)	—	—
Quebecor Media, Inc., Sr. Unsec’d. Notes (Canada)	B2	7.75%		03/15/16		175	118,125	—	—	—	—	(175)		(118,125)	—	—
R.H. Donnelley Corp., Sr. Unsec’d. Notes	Caa1	8.875%		01/15/16		25	3,750	—	—	—	—	(25)		(3,750)	—	—
R.H. Donnelley Corp., Sr. Unsec’d. Notes	Caa1	8.875%		10/15/17		50	7,500	—	—	—	—	(50)		(7,500)	—	—
Sun Media Corp., Gtd. Notes (Canada)	Ba2	7.625%		02/15/13		30	24,150	—	—	—	—	(30)		(24,150)	—	—
Time Warner, Inc., Gtd. Notes	Baa2	2.405	%(c)	11/13/09		800	770,020	—	—	—	—	(800)		(770,020)	—	—
Univision Communications, Inc., Gtd. Notes, PIK, 144A	Caa2	9.75%		03/15/15		95	11,875	—	—	—	—	(95)		(11,875)	—	—
							1,362,157		—		—			(1,362,157)		—
Metals— 1.0%
Aleris International, Inc., Gtd. Notes, PIK	Caa2	9.00%		12/15/14		25	1,500	—	—	—	—	(25)		(1,500)	—	—
Century Aluminum Co., Gtd. Notes	B3	7.50%		08/15/14		25	14,375	—	—	—	—	(25)		(14,375)	—	—
FMG Finance Pty Ltd., Sr. Sec’d. Notes, 144A (Australia)	B1	10.625%		09/01/16		150	87,000	—	—	—	—	(150)		(87,000)	—	—
Freeport-McMoRan Copper& Gold, Inc., Sr. Unsec’d. Notes	Ba2	7.084	%(c)	04/01/15		50	33,000	—	—	—	—	(50)		(33,000)	—	—
Freeport-McMoRan Copper & Gold, Inc., Sr. Unsec’d. Notes	Ba2	8.375%		04/01/17		140	114,800	—	—	—	—	(140)		(114,800)	—	—
Gerdau Ameristeel Corp. / Gusap Partners, Gtd. Notes (Canada)	Ba1	10.375%		07/15/11		145	146,450	—	—	—	—	(145)		(146,450)	—	—
Ispat Inland ULC, Gtd. Notes (Canada)	Baa2	9.75%		04/01/14		334	285,878	—	—	—	—	(334)		(285,878)	—	—
Metals USA, Inc., Sr. Sec’d. Notes	B3	11.125%		12/01/15		125	73,750	—	—	—	—	(125)		(73,750)	—	—
United States Steel Corp., Sr. Unsec’d. Notes	Baa3	7.00%		02/01/18		90	61,339	—	—	—	—	(90)		(61,339)	—	—
							818,092		—		—			(818,092)		—

AST Preservation Asset Allocation Portfolio after Reorganization

Pro Forma Portfolio of Investments

as of December 31, 2008

(Unaudited)

				Pru Series Diversified Conservative Growth Portfolio		Pru Series SP Conservative Asset Allocation Portfolio		AST Preservation Asset Allocation Portfolio		Pro Forma Adjustments		Pro Forma AST Preservation Asset Allocation Portfolio after Reorganization
				Principal		Principal		Principal		Principal		Principal
	Moody’s	Interest	Maturity	Amount		Amount		Amount		Amount		Amount
Description	Ratings†	Rate	Date	(000)#	Value	(000)#	Value	(000)#	Value	(000)#	Value	(000)#	Value
CORPORATE BONDS (continued)
Non Captive Finance — 0.2%
General Motors Acceptance Corp. LLC, Sr. Unsec’d. Notes	C	6.75%	12/01/14	$300	$205,094	—	—	—	—	$(300)	$(205,094)	—	—

Packaging — 0.9%						—	—	—	—			—	—
Ball Corp., Gtd. Notes	Ba1	6.625%	03/15/18	100	89,500	—	—	—	—	(100)	(89,500)	—	—
Berry Plastics Holding Corp., Sr. Sec’d. Notes	Caa1	8.875%	09/15/14	125	54,375	—	—	—	—	(125)	(54,375)	—	—
BWAY Corp., Gtd. Notes	B3	10.00%	10/15/10	55	46,750	—	—	—	—	(55)	(46,750)	—	—
Crown Americas LLC/Crown Americas Capital Corp., Gtd. Notes	B1	7.625%	11/15/13	100	99,000	—	—	—	—	(100)	(99,000)	—	—
Crown Americas LLC/Crown Americas Capital Corp., Gtd. Notes	B1	7.75%	11/15/15	75	74,625	—	—	—	—	(75)	(74,625)	—	—
Exopac Holding Corp., Gtd. Notes	B3	11.25%	02/01/14	75	43,875	—	—	—	—	(75)	(43,875)	—	—
Graham Packaging Co., Inc., Gtd. Notes	Caa1	8.50%	10/15/12	30	21,375	—	—	—	—	(30)	(21,375)	—	—
Graham Packaging Co., Inc., Gtd. Notes	Caa1	9.875%	10/15/14	25	15,375	—	—	—	—	(25)	(15,375)	—	—
Greif, Inc., Gtd. Notes	Ba2	6.75%	02/01/17	175	154,875	—	—	—	—	(175)	(154,875)	—	—
Owens-Brockway Glass Container, Inc., Gtd. Notes	Ba3	8.25%	05/15/13	50	49,250	—	—	—	—	(50)	(49,250)	—	—
Silgan Holdings, Inc., Sr. Sub. Notes	B1	6.75%	11/15/13	90	77,400	—	—	—	—	(90)	(77,400)	—	—
					726,400		—		—		(726,400)		—
Paper — 0.2%
Domtar Corp., Gtd. Notes	Ba3	7.875%	10/15/11	75	63,750	—	—	—	—	(75)	(63,750)	—	—
Graphic Packaging International Corp., Gtd. Notes	B3	8.50%	08/15/11	50	41,750	—	—	—	—	(50)	(41,750)	—	—
Norampac Industries, Inc., Gtd. Notes (Canada)	Ba3	6.75%	06/01/13	30	13,500	—	—	—	—	(30)	(13,500)	—	—
Verso Paper Holdings LLC / Verso Paper, Inc., Gtd. Notes	B3	11.375%	08/01/16	75	22,500	—	—	—	—	(75)	(22,500)	—	—
					141,500		—		—		(141,500)		—
Pipelines & Other — 1.0%
El Paso Corp., Sr. Unsec’d. Notes	Ba3	7.00%	05/15/11	250	227,446	—	—	—	—	(250)	(227,446)	—	—
El Paso Corp., Sr. Unsec’d. Notes, MTN	Ba3	7.80%	08/01/31	100	65,150	—	—	—	—	(100)	(65,150)	—	—
InergyLP Inergy Finance Corp., Gtd. Notes	B1	8.25%	03/01/16	25	19,500	—	—	—	—	(25)	(19,500)	—	—
Markwest Energy Partners LP / Markwest Energy Finance Corp., Gtd. Notes	B2	8.75%	04/15/18	45	27,900	—	—	—	—	(45)	(27,900)	—	—
Targa Resources, Inc., Gtd. Notes	B3	8.50%	11/01/13	125	67,500	—	—	—	—	(125)	(67,500)	—	—
Williams Cos., Inc., Sr. Unsec’d. Notes	Baa3	8.125%	03/15/12	100	92,125	—	—	—	—	(100)	(92,125)	—	—
Williams Cos., Inc., Sr. Unsec’d. Notes, 144A (original cost $350,000; purchased 09/08/05)(f)(g)	Baa3	6.375%	10/01/10	350	326,281	—	—	—	—	(350)	(326,281)	—	—
					825,902		—		—		(825,902)		—
Real Estate Investment Trusts — 0.7%
Felcor Lodging LP, Gtd. Notes	Ba3	8.50%	06/01/11	50	37,000	—	—	—	—	(50)	(37,000)	—	—
Host Marriott LP, Gtd. Notes	Ba1	7.00%	08/15/12	100	84,750	—	—	—	—	(100)	(84,750)	—	—
iStar Financial, Inc., Sr. Unsec’d. Notes	Ba3	5.80%	03/15/11	100	35,000	—	—	—	—	(100)	(35,000)	—	—
Nationwide Health Properties, Inc., Sr. Unsec’d. Notes	Baa3	6.50%	07/15/11	100	90,772	—	—	—	—	(100)	(90,772)	—	—
Omega Healthcare Investors, Inc., Gtd. Notes	Ba3	7.00%	04/01/14	75	60,750	—	—	—	—	(75)	(60,750)	—	—
Omega Healthcare Investors, Inc., Gtd. Notes	Ba3	7.00%	01/15/16	100	75,000	—	—	—	—	(100)	(75,000)	—	—
Senior Housing Properties Trust, Sr. Unsec’d. Notes	Ba1	8.625%	01/15/12	208	178,880	—	—	—	—	(208)	(178,880)	—	—
					562,152		—		—		(562,152)		—
Retailers — 0.2%
Neiman Marcus Group, Inc. (The), Gtd. Notes, PIK	B3	9.00%	10/15/15	70	30,800	—	—	—	—	(70)	(30,800)	—	—
Susser Holdings LLC, Gtd. Notes	B3	10.625%	12/15/13	126	110,250	—	—	—	—	(126)	(110,250)	—	—
					141,050		—		—		(141,050)		—
Technology —1.2%
Affiliated Computer Services, Inc., Sr. Unsec’d. Notes	Ba2	4.70%	06/01/10	255	237,150	—	—	—	—	(255)	(237,150)	—	—
Avago Technologies Finance, Gtd. Notes (Singapore)	B1	10.125%	12/01/13	160	121,800	—	—	—	—	(160)	(121,800)	—	—
Avago Technologies Finance, Gtd. Notes (Singapore)	B3	11.875%	12/01/15	50	34,750	—	—	—	—	(50)	(34,750)	—	—
First Data Corp., Gtd. Notes	B3	9.875%	09/24/15	25	15,125	—	—	—	—	(25)	(15,125)	—	—
Freescale Semiconductor, Inc., Gtd. Notes, PIK	B2	9.125%	12/15/14	225	51,750	—	—	—	—	(225)	(51,750)	—	—
Iron Mountain, Inc., Gtd. Notes	B2	8.625%	04/01/13	145	136,300	—	—	—	—	(145)	(136,300)	—	—
Seagate Technology HDD Holdings, Gtd. Notes
(Cayman Islands)	Ba1	6.375%	10/01/11	50	34,500	—	—	—	—	(50)	(34,500)	—	—
Seagate Technology HDD Holdings, Gtd. Notes (Cayman Islands)	Ba1	6.80%	10/01/16	75	39,000	—	—	—	—	(75)	(39,000)	—	—
Sensata Technologies BV, Gtd. Notes (Netherlands)	Caa1	8.00%	05/01/14	150	67,500	—	—	—	—	(150)	(67,500)	—	—
Serena Software, Inc., Gtd. Notes	Caa1	10.375%	03/15/16	95	48,213	—	—	—	—	(95)	(48,213)	—	—

AST Preservation Asset Allocation Portfolio after Reorganization

Pro Forma Portfolio of Investments

as of December 31, 2008

(Unaudited)

													Pro Forma AST
							Pru Series SP						Preservation Asset
					Pru Series Diversified		Conservative Asset		AST Preservation Asset				Allocation Portfolio after
					Conservative Growth Portfolio		Allocation Portfolio		Allocation Portfolio		Pro Forma Adjustments		Reorganization
					Principal		Principal		Principal		Principal		Principal
	Moody’s	Interest		Maturity	Amount		Amount		Amount		Amount		Amount
Description	Ratings†	Rate		Date	(000)#	Value	(000)#	Value	(000)#	Value	(000)#	Value	(000)#	Value
CORPORATE BONDS (continued)
Technology (continued)
STATS ChipPAC Ltd., Gtd. Notes (Singapore)	Ba1	6.75%		11/15/11	$50	$37,125	—	—	—	—	$(50)	$(37,125)	—	—
STATS ChipPAC Ltd., Gtd. Notes (Singapore)	Ba2	7.50%		07/19/10	75	61,687	—	—	—	—	(75)	(61,687)	—	—
Sungard Data Systems, Inc., Sr. Unsec’d. Notes, 144A	Caa1	10.625%		05/15/15	100	85,500	—	—	—	—	(100)	(85,500)	—	—
						970,400		—		—		(970,400)		—
Telecom —2.1%
American Tower Corp., Sr. Unsec’d. Notes	Ba1	7.125%		10/15/12	75	73,875	—	—	—	—	(75)	(73,875)	—	—
Centennial Cellular Operating Co., Gtd. Notes	B2	10.125%		06/15/13	25	25,250	—	—	—	—	(25)	(25,250)	—	—
FairPoint Communications, Inc., Sr. Unsec’d. Notes, 144A	B3	13.125%		04/01/18	100	48,000	—	—	—	—	(100)	(48,000)	—	—
Frontier Communications Corp., Sr. Unsec’d. Notes	Ba2	9.00%		08/15/31	15	9,450	—	—	—	—	(15)	(9,450)	—	—
Frontier Communications Corp., Sr. Unsec’d. Notes	Ba2	9.25%		05/15/11	75	71,250	—	—	—	—	(75)	(71,250)	—	—
Hawaiian Telcom Communications, Inc., Gtd. Notes(g)(i)	C	12.50%		05/01/15	75	375	—	—	—	—	(75)	(375)	—	—
Level 3 Financing, Inc., Gtd. Notes	Caa1	12.25%		03/15/13	125	75,625	—	—	—	—	(125)	(75,625)	—	—
Qwest Corp., Sr. Unsec’d. Notes	Ba1	7.50%		10/01/14	75	62,250	—	—	—	—	(75)	(62,250)	—	—
Qwest Corp., Sr. Unsec’d. Notes	Ba1	7.625%		06/15/15	500	410,000	—	—	—	—	(500)	(410,000)	—	—
Sprint Capital Corp., Gtd. Notes	Ba2	8.375%		03/15/12	1,000	800,000	—	—	—	—	(1,000)	(800,000)	—	—
Sprint Capital Corp., Gtd. Notes	Ba2	8.75%		03/15/32	100	67,500	—	—	—	—	(100)	(67,500)	—	—
Time Warner Telecom Holdings, Inc., Gtd. Notes	B3	9.25%		02/15/14	25	20,500	—	—	—	—	(25)	(20,500)	—	—
Windstream Corp., Gtd. Notes	Ba3	8.625%		08/01/16	100	88,500	—	—	—	—	(100)	(88,500)	—	—
						1,752,575		—		—		(1,752,575)		—
TOTAL CORPORATE BONDS (cost $35,401,686, $0, $0, $0)						28,111,731	—	—	—	—		(28,111,731)	—	—

U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS — 39.7%, 0.0%, 0.0%, 0.0%
Federal Home Loan Mortgage Corp.		5.00%		TBA	2,000	2,043,750	—	—	—	—	(2,000)	(2,043,750)	—	—
Federal Home Loan Mortgage Corp.		5.50%		04/01/38	854	875,182	—	—	—	—	(854)	(875,182)	—	—
Federal Home Loan Mortgage Corp.		5.50%		TBA	5,000	5,117,190	—	—	—	—	(5,000)	(5,117,190)	—	—
Federal National Mortgage Assoc.		4.00%		06/01/19-03/01/20	1,867	1,915,121	—	—	—	—	(1,867)	(1,915,121)	—	—
Federal National Mortgage Assoc.		4.488	%(c)	05/01/36	138	137,351	—	—	—	—	(138)	(137,351)	—	—
Federal National Mortgage Assoc.		4.50%		03/01/35-09/01/35	1,244	1,263,883	—	—	—	—	(1,244)	(1,263,883)	—	—
Federal National Mortgage Assoc.		4.50%		TBA	4,200	4,291,875	—	—	—	—	(4,200)	(4,291,875)	—	—
Federal National Mortgage Assoc.		5.00%		01/01/19-08/01/37	435	445,978	—	—	—	—	(435)	(445,978)	—	—
Federal National Mortgage Assoc.		5.00%		TBA	4,000	4,083,752	—	—	—	—	(4,000)	(4,083,752)	—	—
Federal National Mortgage Assoc.		5.00%		TBA	1,000	1,017,812	—	—	—	—	(1,000)	(1,017,812)	—	—
Federal National Mortgage Assoc.		5.1 92	%(c)	02/01/36	175	176,446	—	—	—	—	(175)	(176,446)	—	—
Federal National Mortgage Assoc.		5.50%		TBA	200	205,000	—	—	—	—	(200)	(205,000)	—	—
Federal National Mortgage Assoc.		6.00%		11/01/32	6	6,094	—	—	—	—	(6)	(6,094)	—	—
Federal National Mortgage Assoc.		6.259	%(c)	08/01/29	25	24,458	—	—	—	—	(25)	(24,458)	—	—
Federal National Mortgage Assoc.		6.50%		06/01/18-10/01/32	248	260,164	—	—	—	—	(248)	(260,164)	—	—
Federal National Mortgage Assoc.		6.50%		TBA	500	519,219	—	—	—	—	(500)	(519,219)	—	—
Government National Mortgage Assoc.		4.625	%(c)	08/20/24	5	5,048	—	—	—	—	(5)	(5,048)	—	—
Government National Mortgage Assoc.		5.00%		TBA	900	922,500	—	—	—	—	(900)	(922,500)	—	—
Government National Mortgage Assoc.		5.125	%(c)	10/20/27-11/20/29	38	37,629	—	—	—	—	(38)	(37,629)	—	—
Government National Mortgage Assoc.		5.375	%(c)	04/20/27	48	48,252	—	—	—	—	(48)	(48,252)	—	—
Government National Mortgage Assoc.		5.50%		11/15/28-09/15/33	77	79,905	—	—	—	—	(77)	(79,905)	—	—
Government National Mortgage Assoc.		5.50%		TBA	2,600	2,677,189	—	—	—	—	(2,600)	(2,677,189)	—	—
Government National Mortgage Assoc.		6.00%		TBA	3,800	3,919,936	—	—	—	—	(3,800)	(3,919,936)	—	—
Government National Mortgage Assoc.		6.50%		TBA	3,000	3,119,064	—	—	—	—	(3,000)	(3,119,064)	—	—
Government National Mortgage Assoc.		8.00%		08/20/31	3	3,399	—	—	—	—	(3)	(3,399)	—	—
Government National Mortgage Assoc.		8.50%		02/20/26-04/20/31	27	29,658	—	—	—	—	(27)	(29,658)	—	—
TOTAL U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS (cost $32,608,478, $0, $0, $0)						33,225,855		—		—		(33,225,855)		—

U.S. TREASURY OBLIGATIONS — 7.3%, 0.0%,0.0%, 0.0%							—	—	—	—			—	—
U.S. Treasury Bonds		4.50%		05/15/38	100	136,484	—	—	—	—	(100)	(136,484)	—	—
U.S. Treasury Inflationary Indexed Bonds, TIPS		2.375%		01/15/25	400	451,681	—	—	—	—	(400)	(451,681)	—	—
U.S. Treasury Notes		2.00%		11/30/13	800	820,750	—	—	—	—	(800)	(820,750)	—	—
U.S. Treasury Notes		4.625%		02/15/17	1,400	1,655,718	—	—	—	—	(1,400)	(1,655,718)	—	—

AST Preservation Asset Allocation Portfolio after Reorganization

Pro Forma Portfolio of Investments

as of December 31, 2008

(Unaudited)

															Pro Forma AST
								Pru Series SP							Preservation Asset
					Pru Series Diversified			Conservative Asset		AST Preservation Asset					Allocation Portfolio after
					Conservative Growth Portfolio			Allocation Portfolio		Allocation Portfolio		Pro Forma Adjustments			Reorganization
					Principal			Principal		Principal		Principal			Principal
	Moody’s	Interest		Maturity	Amount			Amount		Amount		Amount			Amount
Description	Ratings†	Rate		Date	(000)#		Value	(000)#	Value	(000)#	Value	(000)#		Value	(000)#	Value
CORPORATE BONDS (continued)
U.S. TREASURY OBLIGATIONS (continued)
U.S. Treasury Notes		8.125%		08/15/19	$300		$443,391	—				$(300)		$(443,391)
U.S. Treasury Strips, PO		4.50%		08/15/21	300		196,633	—	—	—	—	(300)		(196,633)	—	—
U.S. Treasury Strips, PO		8.125%		05/15/21	2,200		1,456,213	—	—	—	—	(2,200)		(1,456,213)	—	—
U.S. Treasury Strips, PO		8.00%		11/15/21	1,100		713,171	—	—	—	—	(1,100)		(713,171)	—	—
U.S. Treasury Strips, PO		8.00%		11/15/21	300		194,132	—	—	—	—	(300)		(194,132)	—	—
TOTAL U.S. TREASURY OBLIGATIONS (cost $5,569,375, $0, $0, $0)							6,068,173		—		—			(6,068,173)		—

U.S. GOVERNMENT AGENCY OBLIGATIONS — 0.4%, 0.0%, 0.0%, 0.0%
Federal National Mortgage Assoc.		6.318%		06/15/27	200		219,369	—	—	—	—	(200)		(219,369)	—	—
Small Business Administration Participation Certificates, Series 2000-20A, Class 1		7.59%		01/01/20	108		114,165	—	—	—	—	(108)		(114,165)	—	—
Small Business Administration Participation Certificates, Series 2000-P10A, Class 1		8.017%		02/10/10	43		44,193	—	—	—	—	(43)		(44,193)	—	—
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $360,088, $0, $0, $0)							377,727		—		—			(377,727)		—

COLLATERALIZED MORTGAGE OBLIGATIONS — 4.7%, 0.0%, 0.0%, 0.0%
Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-5, Class A1	Aaa	2.74	%(c)	08/25/35	286		239,670	—	—	—	—	(286)		(239,670)	—	—
Bear Stearns Alt-A Trust, Series 2005-4, Class 23A2	Aaa	5.360	%(c)	05/25/35	125		86,643	—	—	—	—	(125)		(86,643)	—	—
Countrywide Alternative Loan Trust, Series 2006-HY1 3, Class 4A1	AAA(d)	5.894	%(c)	02/25/37	195		105,265	—	—	—	—	(195)		(105,265)	—	—
Countrywide Alternative Loan Trust, Series 2006-OA1 1, Class A1 B	Aaa	0.661	%(c)	09/25/46	194		75,721	—	—	—	—	(194)		(75,721)	—	—
Countrywide Alternative Loan Trust, Series 2007-OA7, Class A1A	Aaa	0.651	%(c)	05/25/47	159		65,370	—	—	—	—	(159)		(65,370)	—	—
FHLMC Structured Pass-Through Securities, Series T-61, Class 1 A1	Aaa	3.655	%(c)	07/25/44	370		333,283	—	—	—	—	(370)		(333,283)	—	—
Freddie Mac, Series 2266, Class F	Aaa	1.645	%(c)	11/15/30	11		10,407	—	—	—	—	(11)		(10,407)	—	—
Freddie Mac, Series 2888, ClassZG	Aaa	4.50%		11/15/19	120		113,166	—	—	—	—	(120)		(113,166)	—	—
Freddie Mac, Series 3010, Class WB	Aaa	4.50%		07/15/20	1,000		990,537	—	—	—	—	(1,000)		(990,537)	—	—
Government National Mortgage Assoc., Series 2000-15, Class Z	Aaa	7.50%		02/20/30	195		211,165	—	—	—	—	(195)		(211,165)	—	—
Greenpoint Mortgage Funding Trust, Series 2006-AR6, Class A1A	Aaa	0.551	%(c)	10/25/46	116		92,905	—	—	—	—	(116)		(92,905)	—	—
Harborview Mortgage Loan Trust, Series 2006-5, Class 2A1 A	Aaa	0.761	%(c)	07/19/46	197		79,925	—	—	—	—	(197)		(79,925)	—	—
Impac Secured Assets CMN Owner Trust, Series 2006-4, Class A2A	Aa2	0.551	%(c)	01/25/37	65		60,010	—	—	—	—	(65)		(60,010)	—	—
Merrill Lynch Floating Trust, Series 2006-1, Class A1, 144A (original cost $144,030; purchased 10/31/06)(f)(g)	Aaa	1.265	%(c)	06/15/22	144		109,255	—	—	—	—	(144)		(109,255)	—	—
Merrill Lynch Mortgage Investors, Inc., Series 2005-A1 0, Class A	Aaa	0.681	%(c)	02/25/36	92		48,912	—	—	—	—	(92)		(48,912)	—	—
Structured Asset Mortgage Investments, Inc., Series 2005-AR8, Class A1A	Aaa	0.751	%(c)	02/25/36	390		185,481	—	—	—	—	(390)		(185,481)	—	—
Thornburg Mortgage Securities Trust, Series 2006-2, Class A1 C	A3	0.591	%(c)	03/25/46	200		198,072	—	—	—	—	(200)		(198,072)	—	—
WaMu Mortgage Pass-Through Certificates, Series 2002-AR17, Class 1A	Aaa	3.456	%(c)	11/25/42	57		46,867	—	—	—	—	(57)		(46,867)	—	—
WaMu Mortgage Pass-Through Certificates, Series 2003-R1, Class A1	Aaa	1.011	%(c)	12/25/27	490		406,070	—	—	—	—	(490)		(406,070)	—	—
WaMu Mortgage Pass-Through Certificates, Series 2005-AR1 3, Class A1 A1	Aaa	0.761	%(c)	10/25/45	102		55,822	—	—	—	—	(102)		(55,822)	—	—
WaMu Mortgage Pass-Through Certificates, Series 2006-AR1 7, Class 1A1A	Aaa	3.066	%(c)	12/25/46	141		60,305	—	—	—	—	(141)		(60,305)	—	—
WaMu Mortgage Pass-Through Certificates, Series 2006-AR17, Class 2A	Aaa	4.625	%(c)	12/25/46	159		73,065	—	—	—	—	(159)		(73,065)	—	—
WaMu Mortgage Pass-Through Certificates, Series 2007-HY1, Class 2A3	BB(d)	5.863	%(c)	02/25/37	198		139,025	—	—	—	—	(198)		(139,025)	—	—
WaMu Mortgage Pass-Through Certificates, Series 2007-HY2, Class 1A1	AAA(d)	5.606	%(c)	12/25/36	197		97,620	—	—	—	—	(197)		(97,620)	—	—
WaMu Mortgage Pass-Through Certificates, Series 2007-OA3, Class 2A1A	Aaa	3.016	%(c)	04/25/47	197		86,588	—	—	—	—	(197)		(86,588)	—	—
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (cost $4,894,617, $0, $0, $0)							3,971,149		—		—			(3,971,149)		—

FOREIGN GOVERNMENT BONDS — 3.2%, 0.0%, 0.0%, 0.0%
Bundesrepublik Deutschland, (Germany)	Aaa	4.25%		07/04/39	EUR	300	473,611	—	—	—	—	EUR	(300)	(473,611)	—	—
Bundesrepublik Deutschland, (Germany)	Aaa	6.25%		01/04/30	EUR	100	186,068	—	—	—	—	EUR	(100)	(186,068)	—	—
DevelopmentBankof Japan, (Japan)	Aaa	1.75%		06/21/10	JPY	10,000	112,028	—	—	—	—	JPY	(10,000)	(112,028)	—	—
France Government Bond, (France)	Aaa	5.75%		10/25/32	EUR	100	177,134	—	—	—	—	EUR	(100)	(177,134)	—	—
United Kingdom Gilt, (United Kingdom)	Aaa	4.25%		03/07/11	GBP	300	453,845	—	—	—	—	GBP	(300)	(453,845)	—	—
United Kingdom Gilt, (United Kingdom)	AAA(d)	5.00%		03/07/12	GBP	100	155,743	—	—	—	—	GBP	(100)	(155,743)	—	—
United Kingdom Gilt, (United Kingdom)	Aaa	5.00%		09/07/14	GBP	700	1,123,434	—	—	—	—	GBP	(700)	(1,123,434)	—	—
TOTAL FOREIGN GOVERNMENT BONDS (cost $2,850,763, $0, $0, $0)							2,681,863		—		—			(2,681,863)		—

AST Preservation Asset Allocation Portfolio after Reorganization

Pro Forma Portfolio of Investments

as of December 31, 2008

(Unaudited)

													Pro Forma AST Preservation
					Pru Series Diversified		Pru Series SP Conservative		AST Preservation Asset		Pro Forma		Asset Allocation Portfolio after
					Conservative Growth Portfolio		Asset Allocation Portfolio		Allocation Portfolio		Adjustments		Reorganization
					Principal		Principal		Principal		Principal		Principal
	Moody’s	Interest		Maturity	Amount		Amount		Amount		Amount		Amount
Description	Ratings†	Rate		Date	(000)#	Value	(000)#	Value	(000)#	Value	(000)#	Value	(000)#	Value
ASSET-BACKED SECURITIES
Asset Backed Securities Corp. Home Equity, Series 2004-HE6, Class A1 (cost $20,700, $0, $0, $0)	Aaa	0.746	%(c)	09/25/34	$21	$16,461	—	—	—	—	$(21)	$(16,461)	—	—

MUNICIPAL BONDS — 0.9%, 0.0%, 0.0%, 0.0%
California—0.1%
State of California, General Obligation Bonds	A1	4.50%		08/01/28	100	80,967	—	—	—	—	(100)	(80,967)	—	—

Louisiana — 0.2%
Tobacco Settlement Financing Corp., Revenue Bonds, Series 2001 B	Baa	5.875%		05/15/39	290	181,102	—	—	—	—	(290)	(181,102)	—	—

Massachusetts — 0.3%
Massachusetts Water Resources Authority, Revenue Bonds, Series J(l)	Aaa	5.00	%(c)	08/01/32	250	236,740	—	—	—	—	(250)	(236,740)	—	—

Ohio — 0.3%
Buckeye Tobacco Settlement Financing Authority, Revenue Bonds, Series A-2	Baa	5.875%		06/01/47	500	281,285	—	—	—	—	(500)	(281,285)	—	—
TOTAL MUNICIPAL BONDS (cost $1,047,605, $0, $0, $0)						780,094		—		—		(780,094)		—

CONVERTIBLE BOND — 0.8%, 0.0%, 0.0%, 0.0%
Healthcare & Pharmaceuticals
LifePoint Hospitals, Inc., Sr. Unsec’d. Notes (cost $1,000,000, $0, $0, $0)	B(d)	3.50%		05/15/14	1,000	676,250	—	—	—	—	(1,000)	(676,250)	—	—

BANK NOTE — 0.7%, 0.0%, 0.0%, 0.0%
Chrysler Financial, Term, 1 44A (original cost $1,031,938; purchased 11/28/07) (cost $1,040,428, $0, $0, $0)(f)(g)	Caa	6.00	%(c)	08/03/14	1,086	547,004	—	—	—	—	(1,086)	(547,004)	—	—

					Shares		Shares		Shares		Shares		Shares

AFFILIATED MUTUAL FUNDS - 0.0%, 99.6%, 98.8%, 100.6%
Advanced Series Trust —
AllianceBernstein Growth & Income Portfolio					—	—	—	—	3,440,155	$42,795,534	1,376,813	17,127,562	4,816,968	$59,923,096
DeAM Large-Cap Value Portfolio					—	—	—	—	7,801,936	51,804,852	3,122,479	20,733,257	10,924,415	72,538,109
Federated Aggressive Growth Portfolio					—	—	—	—	1,069,239	5,645,583	427,929	2,259,466	1,497,168	7,905,049
Global Real Estate Portfolio*					—	—	360,396	$1,884,871	850,294	4,447,036	(20,093)	(105,085)	1,190,597	6,226,822
High Yield Portfolio					—	—	—	—	2,091,994	11,087,569	837,255	4,437,450	2,929,249	15,525,019
International Growth Portfolio					—	—	—	—	5,441,285	41,408,179	2,177,703	16,572,317	7,618,988	57,980,496
International Value Portfolio					—	—	—	—	3,708,237	41,495,169	1,484,105	16,607,132	5,192,342	58,102,301
Large Cap Value					—	—	6,048,930	62,062,022	7,410,641	76,033,173	(3,083,055)	(31,632,144)	10,376,516	106,463,051
Marsico Capital Growth Portfolio					—	—	2,508,071	31,727,103	6,036,926	76,367,115	(91,982)	(1,163,575)	8,453,015	106,930,643
MFS Growth Portfolio					—	—	—	—	6,082,278	41,846,069	2,434,240	16,747,568	8,516,518	58,593,637
Mid-Cap Value Portfolio					—	—	—	—	762,522	5,429,159	305,175	2,172,850	1,067,697	7,602,009
Money Market Portfolio					—	—	—	—	19,292,322	19,292,322	7,721,143	7,721,143	27,013,465	27,013,465
Neuberger Berman Mid-Cap Growth Portfolio*					—	—	—	—	383,219	4,901,370	153,371	1,961,619	536,590	6,862,989
Parametric Emerging Markets Equity Portfolio*					—	—	—	—	964,591	4,745,787	386,047	1,899,351	1,350,638	6,645,138
PIMCO Total Return Bond Portfolio					—	—	—	—	57,716,583	652,774,553	23,099,241	261,252,412	80,815,824	914,026,965
Small Cap Growth Portfolio*					—	—	505,308	5,659,453	469,201	5,255,047	(317,526)	(3,556,287)	656,983	7,358,213
Small-Cap Value Portfolio					—	—	—	—	1,288,223	11,168,891	515,571	4,469,996	1,803,794	15,638,887
T.Rowe Price Global Bond Portfolio					—	—	—	—	1,017,056	11,401,194	407,045	4,562,968	1,424,101	15,964,162
T.Rowe Price Large-Cap Growth Portfolio					—	—	—	—	7,243,777	50,489,129	2,899,093	20,206,680	10,142,870	70,695,809
T. Rowe Price Natural Resources Portfolio					—	—	—	—	253,737	4,557,110	101,550	1,823,839	355,287	6,380,949
Western Asset Core Plus Bond Portfolio					—	—	5,146,262	48,683,640	17,200,841	162,547,950	1,732,386	16,371,047	24,079,489	227,602,637
The Prudential Series Fund —
Jennison Portfolio (Class I)					—	—	2,146,612	31,533,731	—	—	(2,146,612)	(31,533,731)	—	—
Money Market Portfolio					—	—	23,699	236,993	—	—	(23,699)	(236,993)	—	—
Natural Resources Portfolio (Class I)					—	—	78,883	1,869,532	—	—	(78,883)	(1,869,532)	—	—
SP International Growth Portfolio (Class I)					—	—	4,557,686	15,724,016	—	—	(4,557,686)	(15,724,016)	—	—
SP International Value Portfolio					—	—	3,021,872	14,958,265	—	—	(3,021,872)	(14,958,265)	—	—
SP PIMCO High Yield Portfolio					—	—	330,386	2,213,588	—	—	(330,386)	(2,213,588)	—	—
SP PIMCO Total Return Portfolio					—	—	17,880,398	197,757,203	—	—	(17,880,398)	(197,757,203)	—	—
SP Small Cap Value Portfolio					—	—	775,793	5,896,027	—	—	(775,793)	(5,896,027)	—	—
						—		420,206,444		1,325,492,791		110,280,211		1,855,979,446

TOTAL LONG-TERM INVESTMENTS (cost $119,329,786, $486,999,609, $1,518,469,051, $2,048,955,706)						109,108,917		420,206,444		1,325,492,791		1,171,294		1,855,979,446

AST Preservation Asset Allocation Portfolio after Reorganization

Pro Forma Portfolio of Investments

as of December 31, 2008

(Unaudited)

Pru Series Diversified Conservative Growth Portfolio	Pru Series SP Conservative Asset Allocation Portfolio	AST Preservation Asset Allocation Portfolio	Pro Forma Adjustments	Pro Forma AST Preservation Asset Allocation Portfolio after Reorganization
Shares	Value	Shares	Value	Shares	Value	Shares	Value	Shares	Value
SHORT-TERM INVESTMENTS -8.9%, 0.4%, 1.1%, 1.2%

AFFILIATED MONEY MARKET MUTUAL FUND — 6.0%, 0.4%, 1.0%, 1.1%
Dryden Core Investment Fund — Taxable Money Market Series(w) (cost $5,033,918 , $1,687,981, $13,252,300, $19,974,199)	5,033,918	$5,033,918	1,687,981	$1,687,981	13,252,300	$13,252,300	—	—	19,974,199	$19,974,199

Interest Rate	Maturity Date	Principal Amount (000)#	Principal Amount (000)#	Principal Amount (000)#	Principal Amount (000)#	Principal Amount (000)#
U.S. TREASURY OBLIGATIONS —1.2%, 0.0%, 0.1%, 0.1%
U.S. Treasury Bills	0.02%	01/02/09	$380	380,000	—	—	—	—	—	—	$380	380,000
U.S. Treasury Bills	0.04%	03/26/09	250	249,971	—	—	—	—	—	—	250	249,971
U.S. Treasury Bills(k)	0.10%	06/11/09	—	—	—	—	$1,300	1,299,237	—	—	1,300	1,299,237
U.S. Treasury Bills	0.11%	01/29/09	380	380,000	—	—	—	—	380	380,000
TOTAL U.S. TREASURY OBLIGATIONS (cost $1,009,982, $0, $1,299,419, $2,309,401)(n)	1,009,971	—	1,299,237	—	2,309,208

REPURCHASE AGREEMENT(m) — 1.0%, 0.0%, 0.0%, 0.0%
JPMorgan Chase, 0.00%, dated 12/05/08, due 01/09/09 in the amount of $812,250 (cost $812,250; the value of collateral plus interest was $822,383, $0, $0, $0)	812	812,250	—	—	—	—	$(812)	$(812,250)	—	—

Contracts/	Contracts/	Contracts/	Contracts/	Contracts/
Notional	Notional	Notional	Notional	Notional
Amount	Amount	Amount	Amount	Amount
(000)#	(000)#	(000)#	(000)#	(000)#
OPTIONS PURCHASED* — 0.7%, 0.0%, 0.0%, 0.0%
Call Options — 0.7%
2 Year Euro-Schatz, expiring 02/20/2009, Strike Price $120.00	EUR	2,200	153	—	—	—	—	EUR	(2,200)	(153)	—	—
2 Year U.S. Treasury Note Futures, expiring 01/23/2009, Strike Price $111.00	$1,400	109	—	—	—	—	$(1,400)	(109)	—	—
5 Year Euro-BOBL, expiring 02/20/2009, Strike Price $135.00	EUR	4,100	285	—	—	—	—	EUR	(4,100)	(285)	—	—
5 Year U.S. Treasury Note Futures, expiring 01/23/2009, Strike Price $126.00	2,200	172	—	—	—	—	(2,200)	(172)	—	—
expiring 01/23/2009, Strike Price $142.00	4,100	641	—	—	—	—	(4,100)	(641)	—	—
Interest Rate Swap Options, expiring 08/03/2009 @ 3.45%	700	23,221	—	—	—	—	(700)	(23,221)	—	—
expiring 08/03/2009 @ 3.45%	7,100	235,529	—	—	—	—	(7,100)	(235,529)	—	—
expiring 08/03/2009 @ 3.45%	9,000	298,557	—	—	—	—	(9,000)	(298,557)	—	—
558,667	—	—	(558,667)	—
Put Options
5 Year U.S. Treasury Note Futures, expiring 02/20/2009, Strike Price $85.00	EUR	3,400	266	—	—	—	—	EUR	(3,400)	(266)	—	—
10 Year Euro-BUND, expiring 02/20/2009, Strike Price $100.00	800	111	—	—	—	—	(800)	(111)	—	—
FNMA,
expiring 02/05/2009, Strike Price $50.00	EUR	500	—	—	—	—	—	EUR	(500)	—	—	—
expiring 02/05/2009, Strike Price $52.00	5,000	—	—	—	—	—	(5,000)	—	—	—
expiring 02/11/2009, Strike Price $50.00	3,500	—	—	—	—	—	(3,500)	—	—	—
FNMA Gold,	—	—	—	—	—	—
expiring 02/05/2009, Strike Price $71.25	2,000	—	—	—	—	—	(2,000)	—	—	—
GNMA,	—	—	—	—	—	—
expiring 01/14/2009, Strike Price $54.00	2,600	—	—	—	—	—	(2,600)	—	—	—
expiring 01/14/2009, Strike Price $60.00	1,000	—	—	—	—	—	(1,000)	—	—	—
expiring 01/14/2009, Strike Price $67.00	2,000	—	—	—	—	—	(2,000)	—	—	—
expiring 02/12/2009, Strike Price $77.25	3,200	—	—	—	—	—	(3,200)	—	—	—
377	(377)
TOTAL OPTIONS PURCHASED (cost $201,672, $0, $0, $0)	559,044	—	—	(559,044)	—
TOTAL SHORT-TERM INVESTMENTS (cost $7,057,822, $1,687,981, $14,551,719, $22,283,600)	7,415,183	1,687,981	14,551,537	(1,371,294)	22,283,407

TOTAL INVESTMENTS, BEFORE OPTIONS WRITTEN AND SECURITIES SOLD SHORT — 139.3%, $100.0%, 99.9%, 101.8 (cost $126,387,608, $488,687,590, $1,533,020,770, $2,071,239,306)(b)	116,524,100	421,894,425	1,340,044,328	(200,000)	1,878,262,853

OPTIONS WRITTEN — (0.8)%, 0.0%, 0.0%, 0.0%
Call Options — (0.8)%
Interest Rate Swap Options,
expiring 08/03/2009 @ 4.15%	300	(26,150)	—	—	—	—	(300)	26,150	—	—
expiring 08/03/2009 @ 4.40%	2,400	(297,060)	—	—	—	—	(2,400)	297,060	—	—
expiring 08/03/2009 @ 4.40%	3,000	(371,326)	—	—	—	—	(3,000)	371,326	—	—
(694,536)	—	—	—	694,536	—

Put Options
Interest Rate Swap Options,
expiring 05/22/2009 @ 2.75%	500	(5,384)	—	—	—	—	(500)	5,384	—	—
expiring 05/22/2009 @ 2.75%	500	(5,385)	—	—	—	—	(500)	5,385	—	—
(10,769)	—	—	10,769	—

TOTAL OPTIONS WRITTEN (premiums received $203,446, $0, $0, $0)	(705,305)	—	—	705,305	—

Principal Amount (000)#	Principal Amount (000)#	Principal Amount (000)#	Principal Amount (000)#	Principal Amount (000)#
SECURITIES SOLD SHORT - (6.8)%, 0.0%, 0.0%, 0.0%
U.S. Treasrury Notes	2.00%	11/30/13	$800	(820,750)	—	—	—	—	$(800)	820,750	—	—
U.S. Treasrury Notes	4.625%	02/15/17	4,100	(4,848,890)	—	—	—	—	(4,100)	4,848,890	—	—
TOTAL SECURITIES SOLD SHORT (proceeds received $5,572,062, $0, $0, $0)	(5,669,640)	—	—	5,669,640	—

TOTAL INVESTMENTS, NET OF OPTIONS WRITTEN AND SECURITIES SOLD SHORT - 131.7%, 100.0%, 99.9%, 101.8% (cost $120,612,100, $488,687,590, $1,533,020,770, $2,071,239,306)	110,149,155	421,894,425	1,340,044,328	6,174,945	1,878,262,853
OTHER ASSETS (LIABILITIES) IN EXCESS OF LIABILITIES (OTHER ASSETS)(x) - (31.7)%, 0.0%, 0.1%, (1.8)%	(26,516,252)	(94,087)	771,253	(6,510,945	)*	(32,350,031)
NET ASSETS - 100%, 100%, 100%, 100%	$83,632,903	$421,800,338	$1,340,815,581	$(336,000)	$1,845,912,822

*Includes estimated Reorganization expenses of $264,000 and $72,000 attributable to Pru Series Diversified Conservative Growth Portolio and Pru Series SP Conservative Asset Allocation.

** Pru Series Diversified Conservative Growth Portfolio will liquidate its holdings prior to the reorganization into AST Preservation Asset Allocation Portfolio.

AST Preservation Asset Allocation Portfolio after Reorganization

Pro Forma Portfolio of Investments

as of December 31, 2008

(Unaudited)

The following abbreviations are used in portfolio descriptions:

144A Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

ADR - American Depositary Receipt

CVT - Convertible Security

FDIC - Federal Deposit Insurance Corp.

FHLMC - Federal Home Loan Mortgage Corp.

FNMA - Federal National Mortgage Association

GNMA - Government National Mortgage Association

MTN - Medium Term Note

NR - Not Rated by Moody’s or Standard & Poor’s

PIK - Payment-in-kind

PO - Principal Only

TBA - To Be Announced

TIPS - Treasury Inflation Protected Securities

BRL - Brazilian Real

CNY - Chinese Yuan

EUR - Euro

GBP - British Pound

INR - Indian Rupee

JPY - Japanese Yen

MYR - Malaysian Ringgit

MXN - Mexican Paso

RUB - Russian Ruble

# Principal amount is shown in U.S. dollars unless otherwise stated.

* Non-income producing security.

† The rating reflected is as of December 31, 2008. Rating of certain bonds may have changed subsequent to that date.

(b) Prudential Investments LLC, the manager of the Portfolio, also serves as manager/co-manager of the underlying portfolios in which the Portfolio invests.

(c)Indicates a variable rate security.

(d) Standard & Poor’s rating.

(f) Private Placement restricted as to resale and does not have a readily available market. The aggregate original cost of such securities is $3,323,205. The aggregate value of $2,460,306 is approximately 2.9% of net assets.

(g) Indicates a security that has been deemed illiquid.

(i) Represents issuer in default on interest payments. Non-income producing security.

(k) Securities segregated as collateral for futures contracts.

(l) Represents all or partial amount utilized in the Municipal Tender Option Bond transaction. The aggregated principal amount of the inverse floaters and the floating rate notes (included in Liabilities) are $125,000 and $125,000, respectively.

(m) Repurchase agreement is collateralized by United States Treasuries or federal agency obligations.

(n) Rates shown are the effective yields at purchase date.

(t) Interest rate is the effective yield as of December 31, 2008.

(w) Prudential Investments LLC, the manager of the Portfolio also serves as manager of the Dryden Core Investment Fund-Taxable Money Market Series.

(x) Liabilities in excess of other assets / Other assets in excess of liabilities includes net unrealized appreciation (depreciation) on futures contracts, forward foreign currency exchange contracts, interest rate and credit default swaps and reverse repurchase agreements as follows:

AST Preservation Asset Allocation Portfolio after Reorganization

Pro Forma Portfolio of Investments

as of December 31, 2008

(Unaudited)

Future contracts open at December 31, 2008:

Fund	Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2008	Unrealized Appreciation (Depreciation)
Pru Series Diversified Conservative Growth Portfolio	Long Positions:
	48	90 Day Euro Dollar	Jun-09	$11,711,075	$11,864,400	$153,325
	45	90 Day Euro Dollar	Sep-09	10,816,325	11,108,813	292,488
	29	90 Day Euro Dollar	Mar-10	7,000,962	7,139,075	138,113
	22	90 Day Euro EURIBOR	Mar-09	7,270,027	7,474,771	204,744
	18	90 Day Sterling	Mar-09	3,147,414	3,177,846	30,432
	31	90 Day Sterling	Jun-09	5,245,227	5,480,479	235,252
	4	90 Day Sterling	Sep-09	677,721	706,332	28,611
	33	90 Day Sterling	Dec-09	5,609,845	5,805,294	195,449
	44	5 Year U.S. Treasury Note	Mar-09	5,188,375	5,238,406	50,031
	8	10 Year Euro-Bund	Mar-09	1,362,358	1,388,268	25,910
	1	10YearUKGilt	Mar-09	167,498	177,519	10,021
						1,364,376
	Short Position:
	41	5 Year Euro-Bobl	Mar-09	6,572,595	6,623,033	(50,438)
						$1,313,938	(1)

	(1) Cash of $451,500 has been segregated with the broker to cover requirements for open futures contracts at December 31, 2008.

SP Conservative Asset Allocation Portfolio		—	—	—	—	—

AST Preservation Asset Allocation Portfolio	Long Positions:
	80	10 Year U.S. Treasury Notes	Mar-09	$9,468,750	$10,060,000	$591,250
	12	CAC 40 10 Euro	Jan-09	528,023	537,281	9,258
	3	DAX Index	Mar-09	478,611	504,014	25,403
	5	FTSE 100 Index	Mar-09	311,598	315,587	3,989
	14	Russell 2000	Mar-09	658,070	697,060	38,990
	28	S&P 500	Mar-09	6,106,450	6,300,700	194,250
	5	US Gulf Index Futures	Mar-09	434,363	475,455	41,092
						904,232
Pro Forma Adjustments						(1,313,938)
Pro Forma AST Preservation Asset Allocation After Reorganization						$904,232

Forward foreign currency exchange contracts outstanding at December 31, 2008:

Fund	Purchase Contracts	Notional Amount (000)		Value at Settlement Date Payable	Current Value	Unrealized Appreciation (Depreciation)
Pru Series Diversified Conservative Growth Portfolio	Brazilian Real Expiring 02/03/09	BRL	188	$84,780	$79,629	$(5,151)
	Brazilian Real, Expiring 06/02/09	BRL	445	233,864	181,458	(52,406)
	Chinese Yuan, Expiring 05/06/09	CNY	3,051	440,754	440,347	(407)
	Chinese Yuan , Expiring 07/15/09	CNY	3,620	531,301	521,125	(10,176)
	Chinese Yuan, Expiring 09/08/09	CNY	1,517	220,000	218,017	(1,983)
	Euro, Expiring 01/13/09	EUR	53	69,610	73,628	4,018
	Indian Rupee, Expiring 04/09/09	INR	20,067	399,648	408,571	8,923
	Malaysian Ringgit, Expiring 02/12/09	MYR	271	76,720	78,185	1,465
	Malyasian Ringgit, Expiring 04/14/09	MYR	212	60,000	61,032	1,032
	Russian Ruble, Expiring 05/06/09	RUB	16,902	504,547	490,159	(14,388)
				2,621,224	2,552,151	(69,073)

SP Conservative Asset Allocation Portfolio	—		—	—	—	—
AST Preservation Asset Allocation Portfolio	—		—	—	—	—
Pro Forma Adjustments				(2,621,224)	(2,552,151)	69,073
Pro Forma AST Preservation Asset Allocation After Reorganization				—	—	—

Fund	Sale Contracts	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
Pru Series Diversified Conservative Growth Portfolio	Britsh Pound, Expiring 01/13/09	GBP	1,795	$2,665,583	$2,579,787	$85,796
	Chinese Yuan, Expiring 07/15/09	CNY	6,877	988,000	989,943	(1,943)
	Euro, Expiring 01/13/09	EUR	24	30,499	33,341	(2,842)
	Japanese Yen, Expiring 01/08/09	JPY	66,161	695,617	729,976	(34,359)
	Russian Ruble, Expiring 05/06/09	RUB	16,902	581,943	490,159	91,784
				4,961,642	4,823,206	138,436

SP Conservative Asset Allocation Portfolio	—		—	—	—	—
AST Preservation Asset Allocation Portfolio	—		—	—	—	—
Pro Forma Adjustments	—		—	(4,961,642)	(4,823,206)	(138,436)
Pro Forma AST Preservation Asset Allocation After Reorganization				$—	$—	$—

AST Preservation Asset Allocation Portfolio after Reorganization

Pro Forma Portfolio of Investments

as of December 31, 2008

(Unaudited)

Interest rate swap agreements outstanding at December 31, 2008:

Fund	Counterparty	Termination Date	Notional Amount# (000)		Fixed Rate	Floating Rate	Unrealized Appreciation (Depreciation)
Pru Series Diversified Conservative Growth Portfolio	Bank of America Securities LLC(2)	12/17/38		$600	5.00%	3 Month LIBOR	$(261,365)
	Barclays Capital(1)	06/17/16	1,600		4.00%	3 Month LIBOR	29,117
	Credit Suisse International(2)	06/17/24	4,600		4.00%	3 Month LIBOR	(82,109)
	Deutsche Bank(2)	12/17/28	300		5.00%	3 Month LIBOR	(105,204)
	Merrill Lynch & Co.(2)	12/17/38	600		5.00%	3 Month LIBOR	(258,004)
	Merrill Lynch & Co.(2)	12/17/28	300		5.00%	3 Month LIBOR	(96,654)
	Morgan Stanley & Co.(1)	06/17/14	3,300		4.00%	3 Month LIBOR	49,311
	Morgan Stanley & Co.(2)	12/17/38	800		5.00%	3 Month LIBOR	(313,784)
	Merrill Lynch & Co.(2)	05/21/09	1,400		5.50%	ICAP CMM FRA Fixing Rate	(237,959)
	Merrill Lynch & Co.(1)	01/02/12	BRL	300	14.77%	Brazilian interbank lending rate	4,828
	Morgan Stanley & Co.(1)	01/02/12	BRL	5,100	10.12%	Brazilian interbank lending rate	(9,302)
	Barclays Capital(1)	12/17/10	EUR	100	5.50%	6 Month EURIBOR	6,508
	Barclays Capital(1)	06/15/10	EUR	3,200	4.50%	6 Month EURIBOR	75,860
	Barclays Capital(2)	09/17/18	EUR	200	5.00%	6 Month EURIBOR	(28,214)
	Barclays Capital(2)	09/17/38	EUR	300	5.00%	6 Month EURIBOR	(95,931)
	Deutsche Bank(1)	09/17/18	EUR	300	5.00%	6 Month EURIBOR	(38,790)
	Deutsche Bank(1)	09/17/10	EUR	1,300	5.00%	6 Month EURIBOR	64,824
	Deutsche Bank(1)	06/15/13	EUR	1,500	4.00%	6 Month EURIBOR	74,553
	Deutsche Bank(1)	09/15/10	EUR	2,000	5.50%	6 Month EURIBOR	115,618
	Goldman Sachs(1)	03/18/10	EUR	700	5.00%	6 Month EURIBOR	26,594
	Goldman Sachs(2)	03/18/39	EUR	200	5.00%	6 Month EURIBOR	(60,977)
	Morgan Stanley & Co.(1)	12/17/10	EUR	500	5.50%	6 Month EURIBOR	35,259
	UBS AG(1)	10/15/10	EUR	100	2.15%	FRC-Excluding Tobacco-Non-Revised Consumer Price Index	5,299
	Barclays Capital(2)	06/15/37	GBP	200	4.00%	6 Month LIBOR	(21,449)
	Goldman Sachs(2)	12/20/17	GBP	400	5.00%	6 Month LIBOR	(90,140)
	Goldman Sachs(2)	06/15/37	GBP	300	4.00%	6 Month LIBOR	(31,629)
	Morgan Stanley & Co.(2)	06/15/37	GBP	400	4.00%	6 Month LIBOR	(42,362)
	UBS AG(2)	06/17/18	JPY	40,000	1.50%	6 Month LIBOR	(4,791)
	Merrill Lynch & Co.(1)	11/04/16	MXN	11,000	8.17%	28 day Mexican interbank rate	(4,691)
							(1,295,584)

SP Conservative Asset Allocation Portfolio	—	—	—		—	—	—
AST Preservation Asset Allocation Portfolio	—	—	—		—	—	—
Pro Forma Adjustments							1,295,584
Pro Forma AST Preservation Asset Allocation After Reorganization							$0

(1) Portfolio pays the floating rate and receives the fixed rate.
(2) Portfolio pays the fixed rate and receives the floating rate. otherwise stated.
# Notional Amount is shown in U.S. dollars unless otherwise stated.

AST Preservation Asset Allocation Portfolio after Reorganization

Pro Forma Portfolio of Investments

as of December 31, 2008

(Unaudited)

Credit default swap agreements outstanding at December 31, 2008:

Fund	Counterparty	Termination Date	Notional Amount# (000)(3)	Fixed Rate	Reference Entity/Obligation	Unrealized Appreciation
Pru Series Diversified Conservative Growth Portfolio	Credit default swaps—Buy Protection(1)
	Barclays Bank PL	03/20/12	$100	0.17%	AIG Group., 5.40%, due 02/15/12	$22,750
	Citigroup	12/20/16	400	0.17%	Bank of America Corp., 5.62%, due 10/14/16	26,842
	Barclays Bank PLC	06/20/15	100	0.15%	CitiFinancial, 6.625%, due 06/01/15	9,547
	Barclays Bank PLC	09/20/11	100	0.58%	DaimlerChrysler NA Holdings, 5.75%, due 09/08/11	11,217
	Barclays Bank PLC	12/20/11	1,200	0.75%	Dow Jones CDX HVOL& Index	137,629
	Barclays Bank PLC	06/20/13	200	5.00%	Dow Jones CDX HY-10 100 Index	27,366
	UBS AG	06/20/13	200	5.00%	Dow Jones CDX HY-10 100 Index	27,476
	Merrill Lynch & Co.	12/20/11	100	0.00%	Dow Jones CDX HY-7 100 Index	38,594
	Bank of America Securities LLC	06/20/12	392	2.75%	Dow Jones CDX HY-8 100 Index	52,640
	UBS AG	06/20/12	882	2.75%	Dow Jones CDX HY-8 100 Index	115,879
	Morgan Stanley & Co.	06/20/12	1,274	2.75%	Dow Jones CDX HY-8 100 Index	193,756
	Morgan Stanley & Co.	12/20/12	300	0.14%	Dow Jones CDX IG5 Index	56,614
	Morgan Stanley & Co.	12/20/12	1000	0.14%	Dow Jones CDX IG5 Index	188,708
	Deutsche Bank	06/20/18	683	1.50%	Dow Jones CDX NA IG 10 1 0Y	11,305
	Goldman Sachs Capital Markets, L.P.	06/20/18	1,171	1.50%	DowJones CDX NA IG 10 10Y	22,417
	Morgan Stanley & Co.	06/20/18	1,659	1.50%	Dow Jones CDX NA IG 10 1 0Y	37,744
	Deutsche Bank	06/20/13	878	1.55%	Dow Jones CDX NA IG 10 5Y	23,004
	Goldman Sachs Capital Markets, L.P.	12/20/17	98	0.80%	Dow Jones CDX NA IG 9 1 0Y	3,426
	Morgan Stanley & Co.	12/20/17	195	0.80%	Dow Jones CDX NA IG 9 1 0Y	5,746
	Barclays Bank PLC	12/20/17	488	0.80%	Dow Jones CDX NA IG 9 1 0Y	19,303
	Barclays Bank PLC	03/20/11	100	0.37%	iStar Financial, Inc., 5.80%, due 03/15/11	59,211
	Deutsche Bank	09/20/11	100	0.62%	Nationwide Health, 6.50%, due 07/15/11	16,024
	Morgan Stanley & Co.	09/20/13	100	0.58%	Sealed Air Corp., 5.625%, due 07/15/13	16,774
	Bear Stearns International Ltd.	03/20/12	1,000	0.55%	Sprint Capital Corp., 8.375%, due 03/15/12	262,514
	Bear Stearns International Ltd.	06/20/16	100	0.63%	Whirlpool Corp., 6.50%, due 06/15/16	13,727
	Deutsche Bank	12/20/13	400	1.85%	UBS AG, 2.55%, due 04/18/12	3,847
						1,404,060
SP Conservative Asset Allocation Portfolio	—	—	—	—	—	—
AST Preservation Asset Allocation Portfolio	—	—	—	—	—	—
Pro Forma Adjustments						(1,404,060)
Pro Forma AST Preservation Asset Allocation After Reorganizations						$0

AST Preservation Asset Allocation Portfolio after Reorganization

Pro Forma Portfolio of Investments

as of December 31, 2008

(Unaudited)

Credit default swap agreements outstanding at December 31, 2008 – (continued)

Fund	Counterparty	Termination Date	Notional Amount# (000)(3)	Fixed Rate	Refernce Entity/Obligation	Fair Value(4)	Upfront Premiums Paid (Received)	Unrealized Depreciation
Pru Series Diversified Conservative Growth Portfolio	Credit default swaps—Sell Protection (2)
	Credit Suisse International	05/25/46	$1,700	0.11%	ABX.HE.AAA.06-2 Index	$(859,829)	$(359,421)	$(500,408)
	Citigroup	06/20/12	2,000	2.09%	Dow Jones CDX HY-8 Index	(343,727)	—	(343,727)
	Morgan Stanley & Co.	12/20/15	200	0.46%	Dow Jones CDX IG5 Index	(53,928)	—	(53,928)
	Morgan Stanley & Co.	12/20/15	700	0.46%	Dow Jones CDX IG5 Index	(188,556)	—	(188,556)
						(1,446,040)	(359,421)	(1,086,619)

SP Conservative Asset Allocation Portfolio	—	—	—	—	—	—	—	—
AST Preservation Asset Allocation Portfolio	—	—	—	—	—	—	—	—
Pro Forma Adjustments						1,446,040	359,421	1,086,619
Pro Forma AST Preservation Asset Allocation After Reorganization						$—	$—	$—

The Portfolio entered into credit default swap agreements on credit indices as the protection seller to provide a measure of protection against the current portfolio of investments’ exposure to market conditions, or to take an active position with respect to the referenced entity’s credit soundness.

(1)  If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)  If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)  Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)  The fair value of credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the reporting date.

# Notional Amount is shown in U.S. dollars unless otherwise stated.

Reverse Repurchase agreements outstanding at December 31, 2008:

Fund	Broker	Interest Rate	Trade Date	Value at December 31, 2008	Maturity Date	Cost
Pru Series Diversified Conservative Growth Portfolio	JPMorgan Chase	0.080%	12/24/08	$816,000	01/09/09	$816,000
SP Conservative Asset Allocation Portfolio	—	—	—	—	—	—
AST Preservation Asset Allocation Portfolio	—	—	—	—	—	—
Pro Forma Adjustments						(816,000)
Pro Forma AST Preservation Asset Allocation After Reorganization						$—

AST Preservation Asset Allocation Portfolio after Reorganization

Pro Forma Portfolio of Investments

as of December 31, 2008

(Unaudited)

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical securities

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobervable inputs (including the Portfolio’s own assumptions in determining the fair value of investments).

Pru Series Diversified Conservative Growth Portfolio

The following is a summary of the inputs used as of December 31, 2008 in valuing the Portfolio’s assets carried at fair value:

Valuation Inputs	Investments In Securities	Other Financial Instruments*
Level 1-Quoted prices	$37,686,528	$1,313,938
Level 2-Other Significant Observable Inputs-Long	78,837,572	(914,079)
Level 2-Other Significant Observable Inputs-Short	(7,190,945)	—
Level 3-Significant Unobservable Inputs	—	5,299
Total	$109,333,155	$405,158

* Other financial instruments are derivative instruments not reflected in th Schedule of Investments, such as futures, forwards and swap contacts, which are valued at the unrealized appreciation/depreciation on the instrument.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determing fair value:

	Investments In Securities	Other Financial Instruments*
Balance as of 12/31/07	$173,663	$—
Accrued discounts/premiums	—	—
Realized gain (loss)	—	—
Change in unrealized appreciation (depreciation)	(2,320)	4,169
Net purchases (sales)	2,320	—
Transfers in and/out of Level 3	(173,663)	1,130
Balance as of 12/31/08	$—	$5,299

AST Preservation Asset Allocation Portfolio after Reorganization

Pro Forma Portfolio of Investments

as of December 31, 2008

(Unaudited)

Pru Series SP Conservative Asset Allocation Portfolio

The following is a summary of the inputs used as of December 31, 2008 in valuing the Portfolio’s assets carried at fair value:

Valuation Inputs	Investments In Securities	Other Financial Instruments*
Level 1-Quoted prices	$421,894,425	$—
Level 2-Other Significant Observable Inputs	—	—
Level 3-Significant Unobservable Inputs	—	—
Total	$421,894,425	$—

* Other financial instruments are derivative instruments not reflected in th Schedule of Investments, such as futures, forwards and swap contacts, which are valued at the unrealized appreciation/depreciation on the instrument.

As of December 31,2007 and December 31, 2008, the Portfoio did not use any significant unobservable inputs (Level 3) in determining the valuation of investments.

AST Preservation Asset Allocation Portolio

The following is a summary of the inputs used as of December 31, 2008 in valuing the Portfolio’s assets carried at fair value:

Valuation Inputs	Investments In Securities	Other Financial Instruments*
Level 1-Quoted prices	$1,338,745,091	$904,232
Level 2-Other Significant Observable Inputs	1,299,237	—
Level 3-Significant Unobservable Inputs	—	—
Total	$1,340,044,328	$904,232

* Other financial instruments are derivative instruments not reflected in th Schedule of Investments, such as futures, forwards and swap contacts, which are valued at the unrealized appreciation/depreciation on the instrument.

As of December 31, 2007 and December 31, 2008, the Portfoio did not use any significant unobservable inputs (Level 3) in determining the valuation of investments.

Pro Forma AST Preservation Asset Allocation After Reorganization

The following is a summary of the inputs used as of December 31, 2008 in valuing the Portfolio’s assets carried at fair value:

Valuation Inputs	Investments In Securities	Other Financial Instruments*
Level 1-Quoted prices	$1,875,953,645	$904,232
Level 2-Other Significant Observable Inputs-Long	2,309,208	—
Level 2-Other Significant Observable Inputs-Short	—	—
Level 3-Significant Unobservable Inputs	—	—
Total	$1,878,262,853	$904,232

* Other financial instruments are derivative instruments not reflected in th Schedule of Investments, such as futures, forwards and swap contacts, which are valued at the unrealized appreciation/depreciation on the instrument.

As of December 31, 2007 and December 31, 2008, the Porftolio did not use any significant unobservable inputs (Level 3) in determining the value of investments.

AST Preservation Asset Allocation Portfolio after Reorganization

Pro Forma Statement of Assets and Liabilities

as of December 31, 2008

(Unaudited)

	Pru Series Diversified Conservative Growth Portfolio	Pru Series SP Conservative Asset Allocation Portfolio	AST Preservation Asset Allocation Portfolio	Pro Forma Adjustments		Pro Forma AST Preservation Asset Allocation Portfolio after Reorganization
ASSETS
Investments at value:
Unaffiliated investments (A)	$111,490,182	$—	$1,299,237	$(110,480,211)		$2,309,208
Affiliated investments (B)	5,033,918	421,894,425	1,338,745,091	110,280,211		1,875,953,645
Cash	668,123	6,465	751,533			1,426,121
Foreign currency, at value (C)	927,294	—	—			927,294
Deposit with broker	451,500	—	—			451,500
Receivable for investments sold	27,231,572	800,086	—			28,031,658
Unrealized appreciation on swap agreements	1,891,831	—	—			1,891,831
Dividends and interest receivable	761,654	627	24,994			787,275
Unrealized appreciation on foreign currency forward contracts	193,018	—	—			193,018
Prepaid expenses and other assets	1,052	6,849	11,000			18,901
Receivable for Series shares sold	—	3,935	1,223,101			1,227,036
Tax reclaim receivable	284	—	—			284
Total Assets	148,650,428	422,712,387	1,342,054,956	(200,000	)(a)	1,913,217,771
LIABILITIES
Payable for investments purchased	53,598,041	400,008	1,095,255			55,093,304
Securities sold short, at value (D)	5,669,640	—	—			5,669,640
Unrealized depreciation on swap agreements	2,869,974	—	—			2,869,974
Reverse repurchase agreement	816,000	—	—			816,000
Payments received for swap agreements	759,546	—	—			759,546
Written options outstanding, at value	705,305	—	—			705,305
Accrued expenses and other liabilities	182,739	39,195	63,271	136,000	(b)	421,205
Payable for floating rate notes issued	125,000	—	—			125,000
Unrealized depreciation on foreign currency forwardcontracts	123,655	—	—			123,655
Interest payable on investments sold short	84,535	—	—			84,535
Management fee payable	51,266	17,392	62,052			130,710
Payable for Series shares repurchased	17,325	454,210	90			471,625
Due to broker-variation margin	11,443	—	18,707			30,150
Deferred trustees’ fees	2,970	769	—			3,739
Affiliated Transfer Agent fees payable	86	475	—			561
Total Liabilities	65,017,525	912,049	1,239,375	136,000	(b)	67,304,949
NET ASSETS	$83,632,903	$421,800,338	$1,340,815,581	$(336,000)		$1,845,912,822

Net assets were comprised of:
Paid-in capital	$99,451,220	$477,462,031	$1,575,720,414	$—		$2,152,633,665
Retained earnings	(15,818,317)	(55,661,693)	(234,904,833)	(336,000)		(306,720,843)
Net assets, December 31, 2008	$83,632,903	$421,800,338	$1,340,815,581	$(336,000)		$1,845,912,822

Net Assets	$83,632,903	$421,800,338	$1,340,815,581	$(336,000)		$1,845,912,822
Outstanding Shares of beneficial interest	10,055,769	47,458,627	147,402,332	(2,009,205)		202,907,523
Net asset value and redemption price per share	$8.32	$8.89	$9.10			$9.10

(A) Unaffiliated investments at cost	$121,353,690	$—	$1,299,419	$(120,343,708)	$2,309,401
(B) Affiliated investments at cost	$5,033,918	$488,687,590	$1,531,721,351	$43,487,046	$2,068,929,905
(C) Foreign currency at cost	$999,765	$—	$—		$999,765
(D) Securities sold short at cost	$5,572,062	$—	$—	$(5,572,062)	$––
(E) Written options outstanding at cost	$203,446	$—	$—	$(203,446)	$––

(a)  Reflects the estimated costs of brokerage fees related to the transfer of assets from the Pru Series Diversified Conservative Growth Portfolio.

(b)  Reflects the estimated Reorganization expenses of $64,000 and $72,000 attributable to the Pru Series Diversified Conservative Growth Portfolio and Pru Series SP Conservative Asset Allocation Portfolio, respectively.

(c)  Reflects the change in shares of the Pru Series Diversified Conservative Growth Portfolio and Pru Series SP Conservative Asset Allocation Portfolio upon conversion into AST Preservation Asset Portfolio.

STATEMENT OF OPERATIONS

Year Ended December 31, 2008

(Unaudited)

	Conservative Growth Portfolio	SP Conservative Portfolio	AST Preservation Portfolio	Pro Forma Adjustments		Pro Forma AST Preservation Portfolio after Reorganization
INVESTMENT INCOME
Affiliated dividend income	$190,571	$15,228,385	$28,091,556	$—		$43,510,512
Interest income	4,169,583	—	—	—		4,169,583
Unaffiliated dividend income (net of $8,840, $0, $0, $8,840 foreign withholding tax)	516,707	—	—	—		516,707
Unaffiliated interest income	—	—	502	—		502
	4,876,861	15,228,385	28,092,058	—		48,197,304

EXPENSES
Advisory fee	817,303	268,064	1,709,470	(117,717	)(a)	2,677,120
Custodian and Accounting fees	261,000	56,000	173,000	(240,000	)(a)	250,000
Interest expense	113,364	—	—	(113,364	)(a)	—
Audit fee	63,000	17,000	18,000	(80,000	)(a)	18,000
Shareholders’ reports	44,000	48,000	12,000	(86,000	)(a)	18,000
Trustees’ fees	10,000	8,000	8,000	(18,000	)(a)	8,000
Legal fees and expenses	7,000	8,000	6,000	(11,000	)(a)	10,000
Insurance expenses	2,000	7,000	9,000	(8,000	)(a)	10,000
Transfer agent’s fees and expenses	1,000	3,000	19,000	(12,000	)(a)	11,000
Commitment fee on syndicated credit agreement	500	3,000	—	—		3,500
Loan interest expense	136	—	—	—		136
Miscellaneous	7,624	8,471	13,420	(11,015	)(a)	18,500
Total expenses	1,326,927	426,535	1,967,890	(697,096)		3,024,256
NET INVESTMENT INCOME	3,549,934	14,801,850	26,124,168	697,096		45,173,048
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions (Including affiliated $0, ($17,419,708), ($99,540,090), ($125,603,917))	(8,644,119)	(17,419,708)	(99,540,090)	—		(125,603,917)
Futures transactions	(757,209)	—	(610,626)	—		(1,367,835)
Options written transactions	638,421	—	—	—		638,421
Swap agreement transactions	(663,067)	—	—	—		(663,067)
Foreign currency transactions	1,049,272	—	4,358	—		1,053,630
Net capital gain distributions received ($0, $14,441,790, $31,189,569, $45,631,359)	—	14,441,790	31,189,569	—		45,631,359
	(8,376,702)	(2,977,918)	(68,956,789)	—		(80,311,409)

Net change in unrealized appreciation (depreciation) on:
Investments (Including affiliated $0, ($129,232,252), ($206,019,738), ($355,909,226))	(20,657,054)	(129,232,252)	(206,019,920)	—		(355,909,226)
Futures	1,218,906	—	904,232	—		2,123,138
Options written	(324,059)	—	—	—		(324,059)
Swap agreements	(557,943)	—	—	—		(557,943)
Short sales	203,303	—	—	—		203,303
Foreign currencies	(254,510)	—	(2)	—		(254,512)
	(20,371,357)	(129,232,252)	(205,115,690)	—		(354,719,299)
NET LOSS ON INVESTMENTS AND FOREIGN CURRENCIES	(28,748,059)	(132,210,170)	(274,072,479)	—		(435,030,708)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(25,198,125)	$(117,408,320)	$(247,948,311)	$697,096		$(389,857,660)

(a) Estimated savings on portfolio fees due to consolidation.

Prudential Series Fund — Diversified Conservative Portfolio,

Prudential Series Fund — SP Conservative Asset Allocation Portfolio merger with

Advanced Series Trust — AST Preservation Asset Portfolio

Notes to Pro-Forma Financial Statements

(Unaudited)

1.     Basis of Combination — The Pro-Forma Statement of Assets and Liabilities, including the Pro-Forma Portfolio of Investments at December 31, 2008 and the related Pro-Forma Statement of Operations (“Pro-Forma Statements”) for the year ended December 31, 2008, reflect the accounts of Advanced Series Trust — AST Preservation Asset Allocation Portfolio (AST Preservation Asset), Prudential Series Fund - SP Conservative Asset Allocation Portfolio (SP Conservative Asset), and Prudential Series Fund — Diversified Conservative Growth Portfolio (Conservative Growth), each a “Fund.”

The Pro-Forma Statements give effect to the proposed transfer of all assets and liabilities of both SP Conservative Asset and Conservative Growth in exchange for shares in the AST Preservation Asset. The Pro-Forma Statements should be read in conjunction with the historical financial statements of each Fund included in their respective Statement of Additional Information.

2.     Shares of Beneficial Interest — The pro-forma net asset value per share assumes the issuance of shares by AST Preservation Asset, pursuant to the reorganization, on December 31, 2008.  Shareholders of the SP Conservative Asset and Conservative Growth would become shareholders of AST Preservation Asset, receiving shares of AST Preservation Asset equal to the value of their holdings in SP Conservative Asset and Conservative Growth. The amount of additional shares to be issued by AST Preservation Asset are assumed to be based on the December 31, 2008 net assets value, as follows:

AST Preservation Asset	Net Assets of Conservative Growth		Per Share
Additional Shares Issued	12/31/2008	Adjustments*	12/31/2008
9,161,418	$83,632,903	$(264,000)	$9.10

AST Preservation Asset	Net Assets of SP Conservative		Per Share
Additional Shares Issued	12/31/2008	Adjustments**	12/31/2008
46,343,773	$421,800,338	$(72,000)	$9.10

* Reflects the estimated Reorganization expenses of $264,000 attributable to Conservative Growth Portfolio.

** Reflects the estimated Reorganization expense of $72,000 attributable to SP Conservative Portfolio.

3.     Pro-Forma Operations — The Pro-Forma Statement of Operations assumes similar rates of gross investment income for the investments of each Fund. Accordingly, the combined gross investment income is equal to the sum of each Fund’s gross investment income. Certain expenses have been adjusted to reflect the expected expenses of the combined entities.  The pro-forma investment management fees are based on the fee schedule in effect of AST Preservation Asset at the combined level of average net assets for the year ended December 31, 2008. The Pro-Forma Statement of Operations does not include the effect of any realized gains or losses, or transaction fees incurred in connection with the realignment of the portfolio.

4.     Security Valuation — Securities listed on a securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and ask price or at the last bid price on such day in the absence of an asked price. Securities traded via NASDAQ are valued at the NASDAQ official closing price (NOCP) on the day of valuation, or if there was no NOCP, at the last sale price. Securities that are actively traded in the over-the-counter market, including listed securities for which the Manager, in consultation with the subadvisor, believe the primary market to be over-the-counter are valued by an independent agent or principal market maker. Options on securities and indices traded on an exchange are valued at the mean between the most recently quoted bid and asked prices on such exchange. Futures contracts and options thereon traded on a commodities exchange of board of trade are valued at the last sale price at the closing of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Securities for which reliable market quotations are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before the Funds’ normal pricing time, are valued at fair value in accordance with the Board of Trustees’ approved fair valuation procedures. When determining the fair valuation of securities some of the factors influencing the valuation include, the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analysis media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values. Investments in mutual funds are valued at their net assets value as of the close of the New York Stock Exchange on the date of the valuation. Short-term securities that are held in the Funds, which mature in more than 60 days are valued at current market quotations, and those short-term securities, which mature in 60 days or less are valued at, amortized cost, which approximates market value.

The Funds valuation policies are substantially identical and there are no differences in terms of how each Fund values its portfolio securities.

5.     Estimates — The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

6.     Taxes - For Federal income tax purposes, the AST Preservation Asset, SP Conservative Asset and Conservative Growth are registered as Investment Partnerships and will continue to be so subsequent to the merger.

PART C

OTHER INFORMATION

ITEM 15.  Indemnification

Section 5.2 of the Amended and Restated Declaration of Trust provides as follows:

The Trust shall indemnify each of its Trustees, Trustees Emeritus, officers, employees, and agents (including persons who serve at its request as directors, officers, employees, agents or trustees of another organization in which it has any interest as a shareholder, creditor or otherwise) against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and as counsel fees) reasonably incurred by him in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which he may be involved or with which he may be threatened, while in office or thereafter, by reason of his being or having been such a trustee, trustee emeritus, officer, employee or agent, except with respect to any matter as to which he shall have been adjudicated to be liable to the Trust or its Shareholders by reason of having acted in bad faith, willful misfeasance, gross negligence or reckless disregard of his duties; provided, however, that as to any matter disposed of by a compromise payment by such person, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless approved as in the best interests of the Trust, after notice that it involves such indemnification, by at least a majority of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter) upon a determination, based upon a review of readily available facts, that (i) such person acted in good faith in the reasonable belief that his or her action was in the best interests of the Trust and (ii) is not liable to the Trust or the Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of duties; or the trust shall have received a written opinion from independent legal counsel approved by the Trustees to the effect that (x) if the matter of good faith and reasonable belief as to the best interests of the Trust, had been adjudicated, it would have been adjudicated in favor of such person, and (y) based upon a review of readily available facts such trustee, officer, employee or agent did not engage in willful misfeasance, gross negligence or reckless disregard of duty.  The rights accruing to any Person under these provisions shall not exclude any other right to which he may be lawfully entitled; provided that no Person may satisfy any right of indemnity or reimbursement granted herein or in Section 5.1 or to which he may be otherwise entitled except out of the property of the Trust, and no Shareholder shall be personally liable to any Person with respect to any claim for indemnity or reimbursement or otherwise.  The Trustees may make advance payments in connection with indemnification under this Section 5.2, provided that the indemnified person shall have given a written undertaking to reimburse the Trust in the event it is subsequently determined that he is not entitled to such indemnification and, provided further, that the Trust shall have obtained protection, satisfactory in the sole judgment of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter), against losses arising out of such advance payments or such Trustees , or independent legal counsel, in a written opinion, shall have determined, based upon a review of readily available facts that there is reason to believe that such person will be found to be entitled to such indemnification.

With respect to liability of the Investment Manager to Registrant or to shareholders of Registrant’s Portfolios under the Investment Management Agreements, reference is made to Section 13 or 14 of each form of Investment Management Agreement filed herewith or incorporated by reference herein.

With respect to the Sub-Advisors’ indemnification of the Investment Manager and its affiliated and controlling persons, and the Investment Manager’s indemnification of each subadviser and its affiliated and controlling persons, reference is made to Section 14 of each form of Sub-Advisory Agreement filed herewith or incorporated by reference herein.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, trustees emeritus, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission (the “Commission”) such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant or expenses incurred or paid by a trustee, trustee emeritus, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, trustee emeritus, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 16.  Exhibits

(1).(a). Second Amended and Restated Declaration of Trust of Registrant. Filed as Exhibit No. (a)(1) to Post-Effective Amendment No. 57 to Registrant’s Registration Statement for Form N-1A (File Nos. 33-24962 and 811-5186) (the “Registration Statement “), which Amendment was filed via EDGAR on February 28, 2006, and is incorporated herein by reference.

(b) Amendment to Declaration of Trust of Registrant. Filed as Exhibit No. (a)(2) to Post-Effective Amendment No. 62 to Registration Statement, which Amendment was filed via EDGAR on April 26, 2007, and is incorporated herein by reference.

(2). By-laws of Registrant. Filed as Exhibit No. (b) to Post-Effective Amendment No. 50 to Registration Statement, which Amendment was filed via EDGAR on February 18, 2005, and is incorporated herein by reference.

(3). None.

(4). Agreement and Plan of Reorganization by and between Advanced Series Trust and The Prudential Series Fund.  Filed herewith as Exhibit A to the Proxy Statement/Prospectus contained within this Registration Statement.

(5). None.

(6). (a) Sub-advisory Agreement among AST Investment Services, Incorporated, Prudential Investments LLC, and each of Quantitative Management Associates LLC, Jennison Associates LLC, and Prudential Investment Management, Inc. for the AST Balanced Asset Allocation Portfolios.  Filed as Exhibit No. (d)(65)(a) to Post-Effective amendment No. 74 to Registration Statement, which Amendment was filed via EDGAR on April 23, 2009, and is incorporated herein by reference.

(b) Sub-advisory Agreement among AST Investment Services, Incorporated, Prudential Investments LLC, and each of Quantitative Management Associates LLC, Jennison Associates LLC, and Prudential Investment Management, Inc. for the AST Aggressive Asset Allocation Portfolios. Filed as Exhibit No. (d)(65)(b) to Post-Effective amendment No. 74 to Registration Statement, which Amendment was filed via EDGAR on April 23, 2009, and is incorporated herein by reference.

(c) Sub-advisory Agreement among AST Investment Services, Incorporated, Prudential Investments LLC, and each of Quantitative Management Associates LLC, Jennison Associates LLC, and Prudential Investment Management, Inc. for the AST Preservation Asset Allocation Portfolios. Filed as Exhibit No. (d)(65)(c) to Post-Effective amendment No. 74 to Registration Statement, which Amendment was filed via EDGAR on April 23, 2009, and is incorporated herein by reference.

(7). (a) Sales Agreement between Registrant and American Skandia Life Assurance Corporation.  Filed as Exhibit No. (6)(a) to Post-Effective Amendment No. 25 to Registration Statement on Form N-1A, which Amendment was filed via EDGAR on March 2, 1998, and is incorporated herein by reference.

(b) Sales Agreement between Registrant and Kemper Investors Life Insurance Company.  Filed as Exhibit No. (6)(b) to Post-Effective Amendment No. 25 to Registration Statement on Form N-1A, which Amendment was filed via EDGAR on March 2, 1998, and is incorporated herein by reference.

(8). None.

(9). (a) Custodian Agreement dated July 1, 2005 between the Registrant and PFPC Trust Company (PFPC). Filed as Exhibit No. (g)(1) to Post-Effective Amendment No. 58 to Registration Statement, which Amendment was filed via EDGAR on April 28, 2006, and is incorporated herein by reference.

(b) Custodian Agreement between the Registrant and The Bank of New York (BNY) dated November 7, 2002, as amended, incorporated by reference to Exhibit No. (g)(1) to Dryden Municipal Bond Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A filed via EDGAR on June 29, 2005 (File No. 33-10649).

(c) Amendment dated December 27, 2007, to Custodian Agreement between the Registrant and BNY.  Incorporated by reference to Exhibit No. (g)(2) to the JennisonDryden Portfolios Post-Effective Amendment No. 37 to the Registration Statement on Form N-1A filed via EDGAR on December 21, 2007 (File No. 33-9269).

(d) Amended and Restated Transfer Agency and Service Agreement between the Registrant and Prudential Mutual Fund Services, Inc. (PMFS), dated May 29, 2007. Incorporated by reference to Exhibit No. (h) to the Dryden Municipal Bond Fund Post-Effective Amendment No. 29 to the Registration Statement on Form N-1A filed via EDGAR on June 29, 2007 (File No. 33-10649).

(e) Amendment dated December 27, 2007 to Amended and Restated Transfer Agency and Service Agreement dated May 29, 2007. Incorporated by reference to Exhibit No. (h)(2) to the JennisonDryden Portfolios Post - Effective Amendment No. 37 to the Registration statement of on Form N1-A filed via EDGAR on December 21, 2007 (File No. 33-9269).

(f) Amendment dated September 2, 2008 to Amended and Restated Transfer Agency and Service Agreement dated May 29, 2007. Incorporated by reference to Exhibit No. (h)(3) to the Target Portfolio Trust Post-Effective Amendment No. 27 to the Registration Statement filed on Form N-1A, which was filed via EDGAR on December 29, 2008 (File No. 33-50476), and is incorporated herein by reference.

(g) Transfer Agency Services Agreement dated July 1, 2005 between the Registrant and PFPC Inc. Filed as Exhibit No. (g)(2) to Post-Effective Amendment No. 58 to Registration Statement, which Amendment was filed via EDGAR on April 28, 2006, and is incorporated herein by reference.

(10). Not applicable.

(11). Opinion and Consent of Goodwin Procter LLP, counsel for Registrant.  Filed herewith.

(12). Form of Opinion and Consent of Shearman & Sterling LLP, special tax counsel to Registrant, supporting tax matters and consequences to shareholders. Filed herewith.

(13). (a) Amended Administration Agreement between Registrant and Provident Financial Processing Corporation.  Filed as Exhibit No. (9)(a) to Post-Effective Amendment No. 25 to Registration Statement on Form N-1A, which Amendment was filed via EDGAR on March 2, 1998, and is incorporated herein by reference.

(b) Service Agreement between American Skandia Investment Services, Incorporated and Kemper Investors Life Insurance Company.  Filed as Exhibit No. (9)(b) to Post-Effective Amendment No. 25 to Registration Statement on Form N-1A, which Amendment was filed via EDGAR on March 2, 1998, and is incorporated herein by reference.

(c) Amended and Restated Participation Agreement dated June 8, 2005 by and among Registrant, American Skandia Life Assurance Corporation, American Skandia Investment Services, Inc., Prudential Investments LLC, American Skandia Marketing, Inc. and Prudential Investment Management Services LLC: Filed as Exhibit No. 13(c) to Registration Statement on From N-14, which was filed via EDGAR on December 26, 2007, and is incorporated herein by reference.

(d) Amended and Restated Participation Agreement dated June 8, 2005 by and among Registrant, Pruco Life Insurance Company, American Skandia Investment Services, Inc., Prudential Investments LLC, American Skandia Marketing, Inc. and Prudential Investment Management Services LLC: Filed as Exhibit No. 13(d) to Registration Statement on From N-14, which was filed via EDGAR on December 26, 2007, and is incorporated herein by reference.

(e) Amended and Restated Participation Agreement dated June 8, 2005 by and among Registrant, Pruco Life Insurance Company of New Jersey, American Skandia Investment Services, Inc., Prudential Investments LLC, American Skandia Marketing, Inc. and Prudential Investment Management Services LLC: Filed as Exhibit No. 13(e) to Registration Statement on From N-14, which was filed via EDGAR on December 26, 2007, and is incorporated herein by reference.

(14). Consent of Independent Registered Public Accounting Firm, KPMG LLP. Filed herewith.

(15). None.

(16). Power of Attorney. Filed herewith.

(17). (a) Form of voting instruction cards: SP Aggressive Growth Asset Allocation Portfolio; SP Balanced Asset Allocation Portfolio; SP Conservative Asset Allocation Portfolio; Diversified Conservative Growth Portfolio. Filed herewith.

(b) Form of proxy ballots: SP Aggressive Growth Asset Allocation Portfolio; SP Balanced Asset Allocation Portfolio; SP Conservative Asset Allocation Portfolio; Diversified Conservative Growth Portfolio. Filed herewith.

ITEM 17. Undertakings

(1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act [17 CFR 230.145c], the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

SIGNATURES

As required by the Securities Act of 1933, as amended, this Registration Statement has been signed on behalf of the Registrant, in the City of Newark and State of New Jersey, on the 20th day of August 2009.

By:	/s/ Stephen Pelletier
Stephen Pelletier
President

As required by the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated and on the date indicated above.

Signature	Title

/s/ Stephen Pelletier*	Trustee and President (Principal Executive Officer)
Stephen Pelletier

/s/ Grace C. Torres*	Treasurer (Principal Financial and Accounting Officer)
Grace C. Torres

/s/ Sauk K. Fenster, Ph.D.	Trustee
Sauk K. Fenster, Ph.D.

/s/ Delayne Dedrick Gold*	Trustee
Delayne Dedrick Gold

/s/ Robert F. Gunia*	Trustee and Vice President
Robert F. Gunia

/s/ W. Scott McDonald, Jr.*	Trustee and Vice-Chairman
W. Scott McDonald, Jr.

/s/ Thomas T. Mooney*	Trustee and Chairman
Thomas T. Mooney

/s/ Thomas M. O’Brien*	Trustee
Thomas M. O’Brien

/s/ F. Don Schwartz*	Trustee
F. Don Schwartz

*By: /s/ Katherine R. Feld	Assistant Secretary, Attorney-in-Fact
Katherine R. Feld

* Pursuant to Powers of Attorney filed herein as Exhibit 16

Exhibits

Table of Contents

Exhibit Number	Description

(11)	Opinion and Consent of Goodwin Procter LLP, counsel for the Registrant.

(12)	Form of Opinion and Consent of Shearman & Sterling LLP, special tax counsel to Registrant, supporting tax matters and consequences to shareholders.

(14)	Consent of Independent Registered Public Accounting Firm, KPMG LLP.

(16)	Power of Attorney.

(17)(a)	Form of voting instruction cards.

(b)	Form of proxy ballots.